EXHIBIT 4.1

==============================================================================




                      ASSET BACKED FUNDING CORPORATION,

                                 as Depositor

                         SAXON MORTGAGE SERVICES, INC.,

                                 as Servicer

                             WELLS FARGO BANK, N.A.,

              as Master Servicer and as Securities Administrator

                                     and

                       U.S. BANK NATIONAL ASSOCIATION,

                                  as Trustee



                       POOLING AND SERVICING AGREEMENT

                         Dated as of October 1, 2007

                             ABFC 2007-WMC1 Trust



 Asset Backed Funding Corporation Asset Backed Certificates, Series 2007-WMC1




==============================================================================

                            TABLE OF CONTENTS

                                                                           Page

ARTICLE I DEFINITIONS...........................................................

Section 1.01.  Defined Terms....................................................
Section 1.02.  Accounting.......................................................
Section 1.03.  Rights of the NIMS Insurer.......................................
Section 1.04.  Fiscal Year......................................................

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES......

Section 2.01.  Conveyance of Mortgage Loans.....................................
Section 2.02.  Acceptance by Trustee or Custodian...............................
Section 2.03.  Repurchase or Substitution of Mortgage Loans by the
               Originator or the Seller.........................................
Section 2.04.  [Reserved].......................................................
Section 2.05.  Representations, Warranties and Covenants of the Servicer........
Section 2.06.  Representations and Warranties of the Master Servicer............
Section 2.07.  Representations and Warranties of the Depositor..................
Section 2.08.  Issuance of Certificates and the REMIC Regular Interests.........

ARTICLE III ADMINISTRATION, MASTER SERVICING AND SERVICING OF THE TRUST
            FUND................................................................

Section 3.01.  Master Servicing and Servicing of the Mortgage Loans.............
Section 3.02.  Rights of the Depositor, the Securities Administrator and
               the Trustee in Respect of the Master Servicer....................
Section 3.03.  Trustee to Act as Master Servicer................................
Section 3.04.  Collection of Mortgage Loan Payments.............................
Section 3.05.  Realization Upon Defaulted Mortgage Loans........................
Section 3.06.  Collection Account and Distribution Account......................
Section 3.07.  Permitted Withdrawals From the Collection Account and the
               Distribution Account.............................................
Section 3.08.  Establishment of Escrow Accounts; Deposits in Escrow Accounts....
Section 3.09.  Permitted Withdrawals From Escrow Accounts.......................
Section 3.10.  Payment of Taxes, Insurance and Other Charges; Collections
               Thereunder.......................................................
Section 3.11.  Transfer of Accounts.............................................
Section 3.12.  Maintenance of Hazard Insurance..................................
Section 3.13.  Maintenance of Mortgage Impairment Insurance Policy..............
Section 3.14.  Fidelity Bond, Errors and Omissions Insurance....................
Section 3.15.  Title, Management and Disposition of REO Property................
Section 3.16.  Due on Sale Clauses; Assumption and Substitution Agreements......
Section 3.17.  Notification of Adjustments......................................
Section 3.18.  Subservicing; Enforcement of the Obligations of the Servicer.....
Section 3.19.  Trustee to Cooperate; Release of Files...........................
Section 3.20.  Master Servicing Compensation; Servicing Compensation............
Section 3.21.  Annual Statement as to Compliance................................
Section 3.22.  Assessments of Compliance; Attestation Reports...................
Section 3.23.  Access to Certain Documentation and Information Regarding
               the Mortgage Loans...............................................
Section 3.24.  Duties of Credit Risk Manager....................................
Section 3.25.  Obligations of the Servicer in Respect of Compensating
               Interest.........................................................
Section 3.26.  Obligations of the Servicer in Respect of Mortgage Interest
               Rates and Monthly Payments.......................................
Section 3.27.  Investment of Funds in the Collection Account and the
               Distribution Account.............................................
Section 3.28.  Liability of Servicer; Indemnification...........................
Section 3.29.  Reports of Foreclosure and Abandonment of Mortgaged
               Properties.......................................................
Section 3.30.  Protection of Assets.............................................
Section 3.31.  Limitation of Liability of the Credit Risk Manager...............
Section 3.32.  No Personal Solicitation.........................................
Section 3.33.  Periodic Filings.................................................
Section 3.34.  Optional Purchase of Mortgage Loans..............................

ARTICLE IV FLOW OF FUNDS........................................................

Section 4.01.  Interest Distributions...........................................
Section 4.02.  Distributions of Principal and Monthly Excess Cashflow
               Amounts..........................................................
Section 4.03.  Allocation of Losses.............................................
Section 4.04.  Method of Distribution...........................................
Section 4.05.  Distributions on Book-Entry Certificates.........................
Section 4.06.  Statements.......................................................
Section 4.07.  Remittance Reports; Advances.....................................
Section 4.08.  REMIC Distributions..............................................
Section 4.09.  Swap Account.....................................................
Section 4.10.  Cap Carryover Reserve Account....................................

ARTICLE V THE CERTIFICATES......................................................

Section 5.01.  The Certificates.................................................
Section 5.02.  Registration of Transfer and Exchange of Certificates............
Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates................
Section 5.04.  Persons Deemed Owners............................................
Section 5.05.  Appointment of Paying Agent......................................

ARTICLE VI THE SERVICER, THE MASTER SERVICER AND THE DEPOSITOR..................

Section 6.01.  Liability of the Servicer, the Master Servicer and the
               Depositor........................................................
Section 6.02.  Merger or Consolidation of, or Assumption of the Obligations
               of, the Servicer, the Master Servicer or the Depositor...........
Section 6.03.  Limitation on Liability of the Servicer and Others...............
Section 6.04.  Servicer and Master Servicer Not to Resign.......................
Section 6.05.  Delegation of Duties; Advance Facility...........................

ARTICLE VII DEFAULT.............................................................

Section 7.01.  Events of Termination............................................
Section 7.02.  Master Servicer to Act; Trustee to Act; Appointment of
               Successor........................................................
Section 7.03.  Directions by Certificateholders and Duties of Trustee
               During Master Servicer Event of Termination......................
Section 7.04.  Action upon Certain Failures of the Master Servicer and upon Master Servicer Event of Termination........................
Section 7.05.  Waiver of Defaults...............................................
Section 7.06.  Notification to Certificateholders...............................
Section 7.07.  Survivability of Servicer and Master Servicer Liabilities........

ARTICLE VIII THE TRUSTEE AND THE SECURITIES ADMINISTRATOR.......................

Section 8.01.  Duties of Trustee and the Securities Administrator...............
Section 8.02.  Certain Matters Affecting the Trustee and the Securities
               Administrator....................................................
Section 8.03.  Neither the Trustee nor the Securities Administrator Liable
               for Certificates or Mortgage Loans...............................
Section 8.04.  Trustee and Securities Administrator May Own Certificates........
Section 8.05.  Trustee and Securities Administrator Compensation and
               Expenses.........................................................
Section 8.06.  Eligibility Requirements for Trustee and the Securities
               Administrator....................................................
Section 8.07.  Resignation or Removal of Trustee and the Securities
               Administrator....................................................
Section 8.08.  Successor Trustee or Securities Administrator....................
Section 8.09.  Merger or Consolidation of Trustee or Securities
               Administrator....................................................
Section 8.10.  Appointment of Co-Trustee or Separate Trustee....................
Section 8.11.  Limitation of Liability..........................................
Section 8.12.  Trustee or Securities Administrator May Enforce Claims
               Without Possession of Certificates...............................
Section 8.13.  Suits for Enforcement............................................
Section 8.14.  Waiver of Bond Requirement.......................................
Section 8.15.  Waiver of Inventory, Accounting and Appraisal Requirement........
Section 8.16.  Appointment of a Custodian.......................................

ARTICLE IX REMIC AND GRANTOR TRUST ADMINISTRATION...............................

Section 9.01.  REMIC Administration.............................................
Section 9.02.  Prohibited Transactions and Activities...........................
Section 9.03.  Indemnification with Respect to Certain Taxes and Loss of REMIC Status..................................................
Section 9.04.  Grantor Trust Administration.....................................

ARTICLE X TERMINATION...........................................................

Section 10.01. Termination......................................................
Section 10.02. Additional Termination Requirements..............................

ARTICLE XI MISCELLANEOUS PROVISIONS.............................................

Section 11.01. Amendment........................................................
Section 11.02. Recordation of Agreement; Counterparts...........................
Section 11.03. Limitation on Rights of Certificateholders.......................
Section 11.04. Governing Law; Jurisdiction......................................
Section 11.05. Notices..........................................................
Section 11.06. Severability of Provisions.......................................
Section 11.07. Article and Section References...................................
Section 11.08. Notice to the Rating Agencies, the NIMS Insurer and the
               Swap Provider....................................................
Section 11.09. Further Assurances...............................................
Section 11.10. Third Party Beneficiary..........................................
Section 11.11. Acts of Certificateholders.......................................
Section 11.12. Insolvency.......................................................
Section 11.13. Regulation AB Compliance; Intent of Parties;
               Reasonableness...................................................

EXHIBITS:
Exhibit A-1A      Form of the Class A-1A Certificates
Exhibit A-1B      Form of the Class A-1B Certificates
Exhibit A-2A      Form of the Class A-2A Certificates
Exhibit A-2B      Form of the Class A-2B Certificates
Exhibit B-1       Form of the Class M-1 Certificates
Exhibit B-2       Form of the Class M-2 Certificates
Exhibit B-3       Form of the Class M-3 Certificates
Exhibit B-4       Form of the Class M-4 Certificates
Exhibit B-5       Form of the Class M-5 Certificates
Exhibit B-6       Form of the Class M-6 Certificates
Exhibit B-7       Form of the Class M-7 Certificates
Exhibit B-8       Form of the Class M-8 Certificates
Exhibit B-9       Form of the Class M-9 Certificates
Exhibit B-10      Form of the Class B-1 Certificates
Exhibit C-1       Form of the Class CE Certificates
Exhibit C-2       Form of the Class P Certificates
Exhibit C-3       Form of the Class R Certificate
Exhibit C-4       Form of the Class R-X Certificate
Exhibit D         Addresses for Requesting Mortgage Loan Schedule
Exhibit E         Form of Request for Release of Documents
Exhibit F-1       Form of Custodian's Initial Certification
Exhibit F-2       Form of Custodian's Final Certification
Exhibit F-3       Form of Receipt of Mortgage Note
Exhibit G         Mortgage Loan Purchase Agreement
Exhibit H         Form of Lost Note Affidavit
Exhibit I         Form of ERISA Representation
Exhibit J         Form of Investment Letter (Non-Rule 144A)
Exhibit K         Form of Residual Certificate Transfer Affidavit
Exhibit L         Form of Transferor Certificate
Exhibit M-1       Form of Monthly Delinquency Report Delivered by the Servicer
Exhibit M-2       Form of Realized Loss Report
Exhibit M-3       Form of Monthly Remittance Advice
Exhibit N         Form of Interest Rate Swap Agreement
Exhibit O         Form of Sarbanes Oxley Certification
Exhibit P-1       Form of Certification to be Provided by the Securities
                  Administrator to Master Servicer
Exhibit P-2       Form of Certification to be Provided by the Servicer to
                  Master Servicer
Exhibit Q         Servicing Criteria to be Addressed in Assessment of
                  Compliance
Exhibit R-1       Additional Form 10-D Information
Exhibit R-2       Additional Form 10-K Information
Exhibit R-3       Form 8-K Information
Exhibit S         Form of Additional Disclosure Notification

      ASSET BACKED FUNDING CORPORATION, as depositor (the "Depositor"), SAXON MORTGAGE SERVICES, INC, as servicer ("the "Servicer"), WELLS FARGO BANK, N.A., as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee") are entering into this Pooling and Servicing Agreement, dated as of October 1, 2007 (the "Agreement").

                            PRELIMINARY STATEMENT

      The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder. The Certificates will consist of eighteen Classes of Certificates, designated as (i) the Class A-1A, Class A-1B, Class A-2A and Class A-2B Certificates, (ii) the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, (iii) the Class B-1 Certificates, (iv) the Class CE Certificates, (v) the Class P Certificates and (vi) the Class R and Class R-X Certificates. The descriptions of REMIC 1, REMIC 2, REMIC 3, REMIC 4 and REMIC 5 that follow are part of the Preliminary Statement. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved pursuant to the terms of
Section 11.01 hereof in a manner that preserves the validity of such REMIC elections described below.

                                   REMIC 1

      As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement (but exclusive of the Interest Rate Swap Agreement, the Prepayment Charges, the Swap Account, the Servicer Prepayment Charge Payment Amounts and the Cap Carryover Reserve Account) as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 1." The Class R-1 Interest will represent the sole class of "residual interests" in REMIC 1 for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated REMIC 1 Pass-Through Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" for each of the REMIC 1 Regular Interests. None of the REMIC 1 Regular Interests will be certificated.

                   Uncertificated          Initial
                       REMIC 1         Uncertificated      Latest Possible
    Designation   Pass-Through Rate        Balance        Maturity Date(1)
    -----------   -----------------   -----------------   ----------------
      Group 1        Variable(2)      $1,039,948,252.63     June 25, 2037
      Group 2        Variable(2)        $538,436,458.68     June 25, 2037

---------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC 1 Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC 1 Pass-Through Rate" herein.

                                   REMIC 2

      As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the REMIC 1 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 2." The Class R-2 Interest will represent the sole class of "residual interests" in REMIC 2 for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated REMIC 2 Pass-Through Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" for each of the REMIC 2 Regular Interests. None of the REMIC 2 Regular Interests will be certificated.



                  Uncertificated        Initial
                      REMIC 2        Uncertificated     Latest Possible
   Designation   Pass-Through Rate      Balance        Maturity Date(1)
   -----------   -----------------   ---------------   ----------------
        I           Variable(2)      $127,071,711.00      June 25, 2037
      I-1-A         Variable(2)       $18,262,048.00      June 25, 2037
      I-1-B         Variable(2)       $18,262,048.00      June 25, 2037
      I-2-A         Variable(2)       $19,939,883.50      June 25, 2037
      I-2-B         Variable(2)       $19,939,883.50      June 25, 2037
      I-3-A         Variable(2)       $21,066,518.50      June 25, 2037
      I-3-B         Variable(2)       $21,066,518.50      June 25, 2037
      I-4-A         Variable(2)       $22,805,660.00      June 25, 2037
      I-4-B         Variable(2)       $22,805,660.00      June 25, 2037
      I-5-A         Variable(2)       $22,978,412.50      June 25, 2037
      I-5-B         Variable(2)       $22,978,412.50      June 25, 2037
      I-6-A         Variable(2)       $22,235,740.50      June 25, 2037
      I-6-B         Variable(2)       $22,235,740.50      June 25, 2037
      I-7-A         Variable(2)       $21,510,780.00      June 25, 2037
      I-7-B         Variable(2)       $21,510,780.00      June 25, 2037
      I-8-A         Variable(2)       $20,809,553.00      June 25, 2037
      I-8-B         Variable(2)       $20,809,553.00      June 25, 2037
      I-9-A         Variable(2)       $20,131,228.50      June 25, 2037
      I-9-B         Variable(2)       $20,131,228.50      June 25, 2037
      I-10-A        Variable(2)       $19,475,060.50      June 25, 2037
      I-10-B        Variable(2)       $19,475,060.50      June 25, 2037
      I-11-A        Variable(2)       $18,846,876.50      June 25, 2037
      I-11-B        Variable(2)       $18,846,876.50      June 25, 2037
      I-12-A        Variable(2)       $18,232,079.50      June 25, 2037
      I-12-B        Variable(2)       $18,232,079.50      June 25, 2037
      I-13-A        Variable(2)       $17,649,615.50      June 25, 2037
      I-13-B        Variable(2)       $17,649,615.50      June 25, 2037
      I-14-A        Variable(2)       $17,070,900.50      June 25, 2037
      I-14-B        Variable(2)       $17,070,900.50      June 25, 2037
      I-15-A        Variable(2)       $16,528,656.50      June 25, 2037
      I-15-B        Variable(2)       $16,528,656.50      June 25, 2037
      I-16-A        Variable(2)      $129,600,312.50      June 25, 2037
      I-16-B        Variable(2)      $129,600,312.50      June 25, 2037
      I-17-A        Variable(2)      $169,600,777.50      June 25, 2037
      I-17-B        Variable(2)      $169,600,777.50      June 25, 2037
      I-18-A        Variable(2)        $9,471,030.50      June 25, 2037
      I-18-B        Variable(2)        $9,471,030.50      June 25, 2037
      I-19-A        Variable(2)        $8,147,565.00      June 25, 2037
      I-19-B        Variable(2)        $8,147,565.00      June 25, 2037
      I-20-A        Variable(2)        $5,368,627.50      June 25, 2037
      I-20-B        Variable(2)        $5,368,627.50      June 25, 2037
      I-21-A        Variable(2)        $3,781,693.00      June 25, 2037
      I-21-B        Variable(2)        $3,781,693.00      June 25, 2037
      I-22-A        Variable(2)        $3,686,138.00      June 25, 2037
      I-22-B        Variable(2)        $3,686,138.00      June 25, 2037
      I-23-A        Variable(2)        $3,485,235.00      June 25, 2037
      I-23-B        Variable(2)        $3,485,235.00      June 25, 2037
      I-24-A        Variable(2)        $3,357,232.50      June 25, 2037
      I-24-B        Variable(2)        $3,357,232.50      June 25, 2037
      I-25-A        Variable(2)        $3,256,879.00      June 25, 2037
      I-25-B        Variable(2)        $3,256,879.00      June 25, 2037
      I-26-A        Variable(2)        $3,157,380.00      June 25, 2037
      I-26-B        Variable(2)        $3,157,380.00      June 25, 2037
      I-27-A        Variable(2)        $3,109,023.00      June 25, 2037
      I-27-B        Variable(2)        $3,109,023.00      June 25, 2037
      I-28-A        Variable(2)        $6,632,710.00      June 25, 2037
      I-28-B        Variable(2)        $6,632,710.00      June 25, 2037
      I-29-A        Variable(2)        $6,274,198.50      June 25, 2037
      I-29-B        Variable(2)        $6,274,198.50      June 25, 2037
      I-30-A        Variable(2)        $2,603,979.50      June 25, 2037
      I-30-B        Variable(2)        $2,603,979.50      June 25, 2037
      I-31-A        Variable(2)        $2,293,548.50      June 25, 2037
      I-31-B        Variable(2)        $2,293,548.50      June 25, 2037
      I-32-A        Variable(2)        $2,211,099.00      June 25, 2037
      I-32-B        Variable(2)        $2,211,099.00      June 25, 2037
      I-33-A        Variable(2)        $2,131,715.50      June 25, 2037
      I-33-B        Variable(2)        $2,131,715.50      June 25, 2037
      I-34-A        Variable(2)        $2,055,280.00      June 25, 2037
      I-34-B        Variable(2)        $2,055,280.00      June 25, 2037
      I-35-A        Variable(2)        $1,981,680.00      June 25, 2037
      I-35-B        Variable(2)        $1,981,680.00      June 25, 2037
      I-36-A        Variable(2)        $1,910,808.00      June 25, 2037
      I-36-B        Variable(2)        $1,910,808.00      June 25, 2037
      I-37-A        Variable(2)        $1,842,561.00      June 25, 2037
      I-37-B        Variable(2)        $1,842,561.00      June 25, 2037
      I-38-A        Variable(2)        $1,776,838.50      June 25, 2037
      I-38-B        Variable(2)        $1,776,838.50      June 25, 2037
      I-39-A        Variable(2)        $1,713,545.00      June 25, 2037
      I-39-B        Variable(2)        $1,713,545.00      June 25, 2037
      I-40-A        Variable(2)        $1,652,588.50      June 25, 2037
      I-40-B        Variable(2)        $1,652,588.50      June 25, 2037
      I-41-A        Variable(2)        $1,593,880.00      June 25, 2037
      I-41-B        Variable(2)        $1,593,880.00      June 25, 2037
      I-42-A        Variable(2)        $1,537,334.50      June 25, 2037
      I-42-B        Variable(2)        $1,537,334.50      June 25, 2037
      I-43-A        Variable(2)        $1,482,870.50      June 25, 2037
      I-43-B        Variable(2)        $1,482,870.50      June 25, 2037
      I-44-A        Variable(2)        $1,430,409.50      June 25, 2037
      I-44-B        Variable(2)        $1,430,409.50      June 25, 2037
      I-45-A        Variable(2)        $1,379,874.00      June 25, 2037
      I-45-B        Variable(2)        $1,379,874.00      June 25, 2037
      I-46-A        Variable(2)        $1,331,194.00      June 25, 2037
      I-46-B        Variable(2)        $1,331,194.00      June 25, 2037
      I-47-A        Variable(2)        $1,284,298.00      June 25, 2037
      I-47-B        Variable(2)        $1,284,298.00      June 25, 2037
      I-48-A        Variable(2)       $36,971,180.50      June 25, 2037
      I-48-B        Variable(2)       $36,971,180.50      June 25, 2037

---------------------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC 2 Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC 2 Pass-Through Rate" herein.

                                   REMIC 3

      As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the REMIC 2 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 3." The Class R-3 Interest will represent the sole class of "residual interests" in REMIC 3 for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated REMIC 3 Pass-Through Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" for each of the REMIC 3 Regular Interests. None of the REMIC 3 Regular Interests will be certificated.

                   Uncertificated         Initial
                       REMIC 3        Uncertificated       Latest Possible
    Designation   Pass-Through Rate       Balance         Maturity Date(1)
    -----------   -----------------   -----------------   ----------------
        LTAA         Variable(2)      $1,562,754,754.20     June 25, 2037
       LTA1A         Variable(2)          $3,156,240.00     June 25, 2037
       LTA1B         Variable(2)            $519,975.00     June 25, 2037
       LTA2A         Variable(2)          $1,530,260.00     June 25, 2037
       LTA2B         Variable(2)            $373,110.00     June 25, 2037
        LTM1         Variable(2)            $213,085.00     June 25, 2037
        LTM2         Variable(2)            $213,080.00     June 25, 2037
        LTM3         Variable(2)            $292,000.00     June 25, 2037
        LTM4         Variable(2)            $181,515.00     June 25, 2037
        LTM5         Variable(2)            $181,515.00     June 25, 2037
        LTM6         Variable(2)            $130,220.00     June 25, 2037
        LTM7         Variable(2)            $106,540.00     June 25, 2037
        LTM8         Variable(2)             $98,650.00     June 25, 2037
        LTM9         Variable(2)            $110,485.00     June 25, 2037
        LTB1         Variable(2)            $153,890.00     June 25, 2037
        LTZZ         Variable(2)          $8,369,392.11     June 25, 2037
        LTIO         Variable(2)      $1,451,313,000.00     June 25, 2037

---------------------
(1) For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC 3 Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC 3 Pass-Through Rate" herein.

      The foregoing REMIC 1, REMIC 2 and REMIC 3 structure is intended to cause all the cash from the Mortgage Loans to flow through REMIC 4 as cash flow on a REMIC 4 Regular Interest, without creating any shortfall, actual or potential (other than for losses), to any REMIC 4 Regular Interest. To the extent that the structure is believed to diverge from such intention, the party identifying such ambiguity or drafting error shall notify the other parties hereto, and the parties hereto shall attempt to resolve such ambiguity or drafting error in accordance with Section 11.01 hereto.

                                   REMIC 4

      As provided herein, the Securities Administrator shall make an election to treat the segregated pool of assets consisting of the REMIC 3 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 4." The Class R-4 Interest represents the sole class of "residual interests" in REMIC 4 for purposes of the REMIC Provisions.

      The following table sets forth (or describes) the Class designation, initial Uncertificated Balance, Uncertificated REMIC 4 Pass-Through Rate and Latest Possible Maturity Date for each Class of REMIC 4 Regular Interests comprising the "regular interests" in REMIC 4 for purposes of the REMIC
Provisions:

                          Initial        Uncertificated
                      Uncertificated         REMIC 4         Latest Possible
       Class              Balance       Pass-Through Rate   Maturity Date(4)
       -----          ---------------   -----------------   ----------------
        A-1A          $631,248,000.00          (1)            June 25, 2037
        A-1B          $103,995,000.00          (1)            June 25, 2037
        A-2A          $306,052,000.00          (1)            June 25, 2037
        A-2B           $74,622,000.00          (1)            June 25, 2037
        M-1            $42,617,000.00          (1)            June 25, 2037
        M-2            $42,616,000.00          (1)            June 25, 2037
        M-3            $58,400,000.00          (1)            June 25, 2037
        M-4            $36,303,000.00          (1)            June 25, 2037
        M-5            $36,303,000.00          (1)            June 25, 2037
        M-6            $26,044,000.00          (1)            June 25, 2037
        M-7            $21,308,000.00          (1)            June 25, 2037
        M-8            $19,730,000.00          (1)            June 25, 2037
        M-9            $22,097,000.00          (1)            June 25, 2037
        B-1            $30,778,000.00          (1)            June 25, 2037
    CE Interest              (2)               (2)            June 25, 2037
  Swap IO Interest           (3)               (3)            June 25, 2037

---------------------
(1) Interest will accrue on these REMIC 4 Regular Interests at a per annum rate equal to the lesser of (i) the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the related Certificate Margin and (b) the Pool Maximum Rate Cap and (ii) the REMIC 4 Cap.

(2) For federal income tax purposes, the Class CE REMIC 4 Regular Interest will have an initial Uncertificated Balance equal to the Initial Overcollateralization Amount. The Class CE REMIC 4 Regular Interest will bear interest at its Pass-Through Rate on its Notional Amount.

(3) For federal income tax purposes, the Class Swap IO REMIC 4 Regular Interest will not have an Uncertificated Balance, but will be entitled to 100% of the amounts distributed on REMIC 3 Regular Interest LTIO.

(4) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Class of REMIC 4 Regular Interests.

      The Cut-off Date Principal Balance of the Mortgage Loans is
$1,578,384,711.31.

                                   REMIC 5

      As provided herein, the Securities Administrator shall make an election to treat the segregated pool of assets consisting of the Class CE REMIC 4 Regular Interest and the Class Swap IO REMIC 4 Regular Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 5." The Class R-X-5 Interest represents the sole class of "residual interests" in REMIC 5 for purposes of the REMIC Provisions.

      The following table sets forth (or describes) the Class designation, initial Uncertificated Balance, Pass-Through Rate and Latest Possible Maturity Date for the Class of REMIC 5 Regular Interests comprising the "regular interests" in REMIC 5 for purposes of the REMIC Provisions:

                           Initial
                       Uncertificated                        Latest Possible
       Class               Balance      Pass-Through Rate   Maturity Date(1)
       -----           --------------   -----------------   ----------------
         CE                  (2)               (2)            June 25, 2037
  Swap IO Interest           (3)               (3)            June 25, 2037

---------------------
(1) For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Class of Certificates that represents one or more of the "regular interests" in REMIC 5.

(2) For federal income tax purposes, the Class CE REMIC 5 Regular Interest will not have an Initial Uncertificated Balance or Pass-Through Rate, but will be entitled to 100% of amounts distributed on the Class CE REMIC 4 Regular Interest.

(3) For federal income tax purposes, the Class Swap IO REMIC 5 Regular Interest will not have an Initial Uncertificated Balance or Pass-Through Rate, but will be entitled to 100% of the amounts distributed on the Class Swap IO REMIC 4 Regular Interest.


            In addition, the Trust shall issue the Class P Certificates, which shall be issued by the Grantor Trust.

                           SUMMARY OF CERTIFICATES

      The following table sets forth (or describes) the Class designation, Original Certificate Principal Balance, Certificate Interest Rate and Assumed Final Maturity Date for each Class of Certificates comprising the interests in the Trust Fund created hereunder:

                      Original
                     Certificate       Certificate    Assumed Final
         Class    Principal Balance   Interest Rate   Maturity Date
         -----    -----------------   -------------   -------------
          A-1A    $631,248,000.00          (1)        June 25, 2037
          A-1B    $103,995,000.00          (2)        June 25, 2037
          A-2A    $306,052,000.00          (3)        June 25, 2037
          A-2B     $74,622,000.00          (4)        June 25, 2037
          M-1      $42,617,000.00          (5)        June 25, 2037
          M-2      $42,616,000.00          (6)        June 25, 2037
          M-3      $58,400,000.00          (7)        June 25, 2037
          M-4      $36,303,000.00          (8)        June 25, 2037
          M-5      $36,303,000.00          (9)        June 25, 2037
          M-6      $26,044,000.00         (10)        June 25, 2037
          M-7      $21,308,000.00         (11)        June 25, 2037
          M-8      $19,730,000.00         (12)        June 25, 2037
          M-9      $22,097,000.00         (13)        June 25, 2037
          B-1      $30,778,000.00         (14)        June 25, 2037
           CE           (15)              (15)        June 25, 2037
           P             N/A              (16)        June 25, 2037
           R             N/A               N/A             N/A
          R-X            N/A               N/A             N/A


--------------
(1) Interest will accrue on the Class A-1A Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class A-1A Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.

(2) Interest will accrue on the Class A-1B Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class A-1B Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.

(3) Interest will accrue on the Class A-2A Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class A-2A Pass-Through Rate and (ii) the Pool Cap for Distribution Date.

(4) Interest will accrue on the Class A-2B Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class A-2B Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.

(5) Interest will accrue on the Class M-1 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-1 Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.

(6) Interest will accrue on the Class M-2 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-2 Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.

(7) Interest will accrue on the Class M-3 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-3 Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.

(8) Interest will accrue on the Class M-4 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-4 Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.

(9) Interest will accrue on the Class M-5 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-5 Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.

(10) Interest will accrue on the Class M-6 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-6 Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.

(11) Interest will accrue on the Class M-7 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-7 Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.

(12) Interest will accrue on the Class M-8 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-8 Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.

(13) Interest will accrue on the Class M-9 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-9 Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.

(14) Interest will accrue on the Class B-1 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class B-1 Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.

(15) Solely for federal income tax purposes, the Class CE Certificates will have an Original Certificate Principal Balance equal to the Initial Overcollateralization Amount. The Class CE Certificates will be entitled to 100% of the amount distributed on the Class CE REMIC 5 Regular Interest.

(16)  The Class P Certificates will not bear interest.

                                   ARTICLE I

                                  DEFINITIONS

      Section 1.01. Defined Terms.

      Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Interest on all Classes of REMIC 1 Regular Interests, REMIC 2 Regular Interests, REMIC 3 Regular Interests, the Class Swap-IO REMIC 4 Regular Interest, the Class CE REMIC 4 Regular Interest and the Class CE Certificates will be calculated on the basis of a 360 day year consisting of twelve 30 day months. Interest on the REMIC 4 Regular Interests (other than the Class CE REMIC 4 Regular Interest and the Class Swap-IO REMIC 4 Regular Interest) and all Regular Certificates (other than the Class CE Certificates) will be calculated on the basis of the actual number of days in the related Interest Accrual Period and a 360 day year.

      10-K Filing Deadline: As defined in Section 3.33(c) hereof.

      1933 Act: The Securities Act of 1933, as amended.

      60+ Day Delinquent Loan: A Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due, a Mortgage Loan in foreclosure, a Mortgage Loan relating to an REO Property, a Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date and, without duplication, a Mortgage Loan that was the subject of a Servicer Modification within 12 months prior to such Distribution Date.

      Account: Any of the Cap Carryover Reserve Account, the Collection Account, the Distribution Account, the Swap Account or any Escrow Account.

      Accrued Certificate Interest: With respect to each Distribution Date and Class of Offered Certificates or Class B-1 Certificates, an amount equal to the interest accrued at the related Certificate Interest Rate described opposite such Class in the table under the caption "Summary of Certificates" in the Preliminary Statement (or in the case of the regular interests represented thereby, at the related REMIC 4 Pass-Through Rate) during the related Interest Accrual Period on the Certificate Principal Balance of such Class of Certificates, reduced by such Class' Interest Percentage of Relief Act Interest Shortfalls for such Distribution Date.

      Additional Disclosure Notification: As defined in Section 3.33(b) hereof.

      Additional Form 10-D Information: As defined in Section 3.33(b) hereof.

      Additional Form 10-K Information: As defined in Section 3.33(c) hereof.

      Additional Servicer: A Subcontractor engaged by the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Custodian that is a "servicer" within the meaning of Item 1101 of Regulation AB and meets any of the criteria in Item 1108(a)(2)(i), (ii) or (iii) of Regulation AB.

      Adjustable Rate Mortgage Loan: A Mortgage Loan which has a rate at which interest accrues that adjusts based on the applicable Index plus a related Gross Margin, as set forth and subject to the limitations in the related Mortgage Note.

      Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, each adjustment date on which the Mortgage Interest Rate of an Adjustable Rate Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date for each Adjustable Rate Mortgage Loan is set forth in the applicable Mortgage Loan Schedule.

      Advance: As to any Mortgage Loan, any advance made by the Servicer in respect of any Distribution Date pursuant to Section 4.07.

      Advance Facility: As defined in Section 6.05(b) hereof.

      Advance Facility Trustee: As defined in Section 6.05(b) hereof.

      Advance Reimbursements: As defined in Section 6.05(b) hereof.

      Advancing Person: As defined in Section 6.05(b) hereof.

      Adverse REMIC Event: As defined in Section 9.01(f) hereof.

      Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

      Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

      Applicable Regulations: As to any Mortgage Loan, all federal, state and local laws, statutes, rules and regulations applicable thereto.

      Applied Realized Loss Amount: With respect to each Distribution Date and the Class M and Class B-1 Certificates, the excess, if any, of (a) the aggregate of the Certificate Principal Balances of the Classes (after taking into account the distribution of the Principal Distribution Amount and any Net Swap Payment from the Swap Provider on such Distribution Date and any increase in any Certificate Principal Balance as a result of Subsequent Recoveries) over (b) the Pool Balance as of the end of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period. With respect to each Distribution Date and the Class A-1B Certificates, the Class A-1B Applied Realized Loss Amount.

      Assessment of Compliance: As defined in Section 3.22(a) hereof.

      Assignment: An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect or record the sale of the Mortgage.

      Assumed Final Maturity Date: As to each Class of Certificates, the date set forth as such in the Preliminary Statement.

      Attestation Report: As defined in Section 3.22(b) hereof.

      Available Funds: As to any Distribution Date, an amount equal to the excess of (i) the sum of (a) the aggregate of the Monthly Payments due during the related Collection Period and received on or prior to the related Determination Date by the Servicer, (b) Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, Principal Prepayments, Substitution Adjustment Amounts, the Purchase Price for any repurchased Mortgage Loan, the BANA Purchase Price Adjustment Amount, the Termination Price with respect to the termination of the Trust pursuant to Section 10.01 hereof and other unscheduled recoveries of principal and interest (excluding Prepayment Charges, Servicer Prepayment Charge Payment Amounts and Prepayment Interest Excess) in respect of the Mortgage Loans received by the Servicer during the related Prepayment Period,
(c) the aggregate of any amounts received in respect of an REO Property deposited in the Collection Account for such Distribution Date, (d) any Compensating Interest for such Distribution Date, (e) the aggregate of any Advances made by the Servicer for such Distribution Date, and (f) any Reimbursement Amount or Subsequent Recovery deposited into the Collection Account during the related Prepayment Period over (ii) the sum of (a) amounts reimbursable or payable to the Servicer and the Master Servicer pursuant to Sections 3.07 or 6.03, (b) amounts reimbursable or payable to the Securities Administrator or the Trustee pursuant to Section 8.05 or Section 9.01(c), (c) Stayed Funds, (d) the Servicing Fee, (e) amounts deposited in the Collection Account or the Distribution Account, as the case may be, in error and (f) any amounts payable to the Swap Provider (including any Net Swap Payment owed to the Swap Provider and any Swap Termination Payment owed to the Swap Provider but excluding any Swap Termination Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event).

      Balloon Loan: A Mortgage Loan that provides for a Balloon Payment.

      Balloon Payment: A payment of the unamortized principal balance of a Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is substantially greater than the preceding Monthly Payment.

      BANA Purchase Price Adjustment Amount: As defined in the Mortgage Loan Purchase Agreement.

      Bankruptcy Code: Title 11 of the United States Code, as amended.

      Book-Entry Certificates: Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a "Depository Participant," or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.02 hereof). On the Closing Date, the Offered Certificates and Class B-1 Certificates shall be Book-Entry Certificates.

      Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the State of New York, the state of Texas, the State of Delaware, the State of California, or the state in which the office of the Master Servicer or the primary servicing office of the Servicer or the Corporate Trust Office of the Trustee or Securities Administrator are located are authorized or obligated by law or executive order to be closed; provided, however, with respect to distributions on Certificates, "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to be closed.

      Cap Carryover Amount: If on any Distribution Date, the Accrued Certificate Interest for any Offered Certificate or Class B-1 Certificate is based upon the Pool Cap, the excess of (i) the amount of interest such Certificate would have been entitled to receive on such Distribution Date based on the related Pass-Through Rate, over (ii) the amount of interest such Certificate received on such Distribution Date based on the application of the Pool Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on such Certificate). For federal income tax purposes, each application of the Pool Cap shall be an application of the REMIC 4 Cap for purposes of calculating the related Cap Carryover Amount.

      Cap Carryover Reserve Account: The account or accounts created and maintained pursuant to Section 4.10 hereof.

      Capitalized Advance Amount: With respect to any Distribution Date, the amount of Advances or Servicing Advances added to the outstanding Principal Balance of a Mortgage Loan in connection with a Servicer Modification and for which the Servicer or Master Servicer is entitled to be reimbursed, plus any such amounts remaining unreimbursed from any prior Distribution Date.

      Capitalized Advance Reimbursements: As defined in Section 6.05(b) hereof.

      Certificate: Any Regular Certificate, Residual Certificate or Class P Certificate.

      Certificate Custodian: Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Securities Administrator.

      Certificate Interest Rate: With respect to each Distribution Date and (a) each Class of Offered Certificates and Class B-1 Certificates, the per annum rate equal to the lesser of (i) the related Pass-Through Rate and (ii) the Pool Cap and (b) the Class CE Certificates, the related Pass-Through Rate. For federal income tax purposes, each reference to the Pool Cap in the applicable Certificate Interest Rate shall be deemed to be a reference to the REMIC 4 Cap.

      Certificate Margin: The Class A-1A Certificate Margin, Class A-1B Certificate Margin, Class A-2A Certificate Margin, Class A-2B Certificate Margin, Class M-1 Certificate Margin, Class M-2 Certificate Margin, Class M-3 Certificate Margin, Class M-4 Certificate Margin, Class M-5 Certificate Margin, Class M-6 Certificate Margin, Class M-7 Certificate Margin, Class M-8 Certificate Margin, Class M-9 Certificate Margin and Class B-1 Certificate Margin, as applicable.

      Certificate Owner: With respect to each Book-Entry Certificate, any beneficial owner thereof.

      Certificate Principal Balance: With respect to any Class of Certificates (other than the Class CE, Class P and Residual Certificates) and any Distribution Date, the Original Certificate Principal Balance (a) reduced by the sum of (i) all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates and (ii) Applied Realized Loss Amounts allocated thereto for previous Distribution Dates and (b) increased by any Subsequent Recoveries allocated to such Class for previous Distribution Dates. The Residual Certificates and the Class P Certificates do not have a Certificate Principal Balance. With respect to any Certificate (other than a Class CE, Class P or Residual Certificate) of a Class and any Distribution Date, the portion of the Certificate Principal Balance of such Class represented by such Certificate is equal to the product of the Percentage Interest evidenced by such Certificate and the Certificate Principal Balance of such Class.

      With respect to the Class CE Certificates and any Distribution Date, and solely for federal income tax purposes, the excess, if any, of the then aggregate Uncertificated Balances of the REMIC 3 Regular Interests over the aggregate of the Certificate Principal Balances of the Offered Certificates and the Class B-1 Certificates then outstanding.

      Certificate Register and Certificate Registrar: The register maintained and registrar appointed pursuant to Section 5.02 hereof.

      Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or non U.S. Person shall not be a Holder of any Residual Certificate for any purpose hereof.

      Class: Collectively, Certificates or REMIC Regular Interests which have the same priority of payment and bear the same class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

      Class A Certificates: Any one of the Certificates with an "A" designated on the face thereof substantially in the form annexed hereto as Exhibits A-1A, A-1B, A-2A and A-2B, executed by the Securities Administrator on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

      Class A-1 Senior Ending Balance: For each Distribution Date, (a) the sum of the Certificate Principal Balances of the Class A-1A and Class A-1B Certificates immediately prior to such Distribution Date less (b) the Group 1 Senior Principal Distribution Amount for such Distribution Date.

      Class A-1A Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 1.250% per annum, and (ii) following the Optional Termination Date, 2.500% per annum.

      Class A-1A Pass-Through Rate: For each Distribution Date, a per annum rate equal to the lesser of (i) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class A-1A Certificate Margin and (ii) the Pool Maximum Rate Cap.

      Class A-1A Principal Distribution Amount: For each Distribution Date, the lesser of (a) the Group 1 Senior Principal Distribution Amount for such Distribution Date and (b) the greater of (i) the Certificate Principal Balance of the Class A-1A Certificates immediately prior to such Distribution Date minus the product of 51.6908% and the Class A-1 Senior Ending Balance and (ii) zero.

      Class A-1B Applied Realized Loss Amount: As to the Class A-1B Certificates and as of any Distribution Date after the Subordination Depletion Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Principal Distribution Amount and any Net Swap Payment from the Swap Provider on such Distribution Date and any increase as a result of Subsequent Recoveries, but prior to the application of the Class A-1B Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of the aggregate Certificate Principal Balance of the Class A-1A and Class A-1B Certificates after taking into account the application of the Applied Realized Loss Amounts for the Class M Certificates and Class B-1 Certificates on such Distribution Date over the aggregate Principal Balance of the Group 1 Mortgage Loans as of the end of the related Collection Period, after giving effect to Principal Prepayments in the related Prepayment Period.

      Class A-1B Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 1.500% per annum, and (ii) following the Optional Termination Date, 3.000% per annum.

      Class A-1B Pass-Through Rate: For each Distribution Date, a per annum rate equal to the lesser of (i) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class A-1B Certificate Margin and (ii) the Pool Maximum Rate Cap

      Class A-2A Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.750% per annum, and (ii) following the Optional Termination Date, 1.500% per annum.

      Class A-2A Pass-Through Rate: For each Distribution Date, a per annum rate equal to the lesser of (i) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class A-2A Certificate Margin and (ii) the Pool Maximum Rate Cap.

      Class A-2B Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 1.000% per annum, and (ii) following the Optional Termination Date, 2.000% per annum.

      Class A-2B Pass-Through Rate: For each Distribution Date, a per annum rate equal to the lesser of (i) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class A-2B Certificate Margin and (ii) the Pool Maximum Rate Cap.

      Class B-1 Certificates: Any one of the Certificates with a "B" designated on the face thereof substantially in the form annexed hereto as Exhibit B-10, executed by the Securities Administrator on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein and representing (i) the corresponding REMIC 4 Regular Interest for purposes of the REMIC Provisions,
(ii) the right to receive Cap Carryover Amounts and (iii) the obligation to pay the Class IO Distribution Amount.

      Class B-1 Certificateholders: Collectively, the Holders of the Class B-1 Certificates.

      Class B-1 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 2.000% per annum, and (ii) following the Optional Termination Date, 3.000% per annum.

      Class B-1 Pass-Through Rate: For each Distribution Date, a per annum rate equal to the lesser of (i) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class B-1 Certificate Margin and (ii) the Pool Maximum Rate Cap.

      Class B-1 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (x) the Certificate Principal Balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (xi) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 84.00% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

      Class CE Certificates: Any one of the Class CE Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit C-1, executed by the Securities Administrator on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the Class CE REMIC 5 Regular Interest for purposes of the REMIC Provisions, (ii) the obligation to pay Cap Carryover Amounts, Swap Termination Payments and the Class IO Distribution Amount and (iii) the right to receive the Class IO Distribution Amount and amounts from the Cap Carryover Reserve Account and the Swap Account as set forth herein and therein.

      Class CE Distributable Amount: With respect to any Distribution Date, (x) the sum of (i) the interest accrued on such Class CE Certificate at its Pass-Through Rate calculated on its Notional Amount less the amount (without duplication) of Cap Carryover Amounts, (ii) the Overcollateralization Release Amount and (iii) amounts distributable in respect of the Swap IO Interest less
(y) any Net Swap Payments or Swap Termination Payments paid to the Swap Provider for such Distribution Date.

      Class IO Distribution Amount: As defined in Section 4.09 hereof.

      Class M Certificate: Any one of the Certificates with an "M" designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4, Exhibit B-5, Exhibit B-6, Exhibit B-7, Exhibit B-8 and Exhibit B-9, executed by the Securities Administrator on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein and representing (i) the corresponding REMIC 4 Regular Interest for purposes of the REMIC Provisions, (ii) the right to receive Cap Carryover Amounts and (iii) the obligation to pay the Class IO Distribution Amount.

      Class M-1 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 1.750% per annum, and (ii) following the Optional Termination Date, 2.625% per annum.

      Class M-1 Pass-Through Rate: For each Distribution Date, a per annum rate equal to the lesser of (i) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-1 Certificate Margin and (ii) the Pool Maximum Rate Cap.

      Class M-1 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 46.80% and
(ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

      Class M-2 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 2.000% per annum, and (ii) following the Optional Termination Date, 3.000% per annum.

      Class M-2 Pass-Through Rate: For each Distribution Date, a per annum rate equal to the lesser of (i) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-2 Certificate Margin and (ii) the Pool Maximum Rate Cap.

      Class M-2 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 52.20% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

      Class M-3 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 2.000% per annum, and (ii) following the Optional Termination Date, 3.000% per annum.

      Class M-3 Pass-Through Rate: For each Distribution Date, a per annum rate equal the lesser of (i) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-3 Certificate Margin and (ii) the Pool Maximum Rate Cap.

      Class M-3 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 59.60% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

      Class M-4 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 2.000% per annum, and (ii) following the Optional Termination Date, 3.000% per annum.

      Class M-4 Pass-Through Rate: For each Distribution Date, a per annum rate equal to the lesser of (i) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-4 Certificate Margin and (ii) the Pool Maximum Rate Cap.

      Class M-4 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (v) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 64.20% and
(ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

      Class M-5 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 2.000% per annum, and (ii) following the Optional Termination Date, 3.000% per annum.

      Class M-5 Pass-Through Rate: For each Distribution Date, a per annum rate equal to the lesser of (i) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-5 Certificate Margin and (ii) the Pool Maximum Rate Cap.

      Class M-5 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (vi) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 68.80% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

      Class M-6 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 2.000% per annum, and (ii) following the Optional Termination Date, 3.000% per annum.

      Class M-6 Pass-Through Rate: For each Distribution Date, a per annum rate equal to the lesser of (i) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-6 Certificate Margin and (ii) the Pool Maximum Rate Cap.

      Class M-6 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (vii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over
(y) the lesser of (a) the product of (i) 72.10% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

      Class M-7 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 2.000% per annum, and (ii) following the Optional Termination Date, 3.000% per annum.

      Class M-7 Pass-Through Rate: For each Distribution Date, a per annum rate equal to the lesser of (i) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-7 Certificate Margin and (ii) the Pool Maximum Rate Cap.

      Class M-7 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 74.80% and
(ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

      Class M-8 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 2.000% per annum, and (ii) following the Optional Termination Date, 3.000% per annum.

      Class M-8 Pass-Through Rate: For each Distribution Date, a per annum rate equal to the lesser of (i) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-8 Certificate Margin and (ii) the Pool Maximum Rate Cap.

      Class M-8 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (ix) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of
(a) the product of (i) 77.30% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

      Class M-9 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 2.000% per annum, and (ii) following the Optional Termination Date, 3.000% per annum.

      Class M-9 Pass-Through Rate: For each Distribution Date, a per annum rate equal to the lesser of (i) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-9 Certificate Margin and (ii) the Pool Maximum Rate Cap.

      Class M-9 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (x) the Certificate Principal Balance of the Class M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 80.10% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

      Class P Certificate: Any one of the Certificates with a "P" designated on the face thereof substantially in the form annexed hereto as Exhibit C-2, executed by the Securities Administrator on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein, including the right to receive Prepayment Charges and the Servicer Prepayment Charge Payment Amounts.

      Class R Certificate: The Class R Certificate executed by the Securities Administrator on behalf of the Trust, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C-3 and evidencing the ownership of the Residual Interest in each of REMIC 1, REMIC 2, REMIC 3 and REMIC 4. The Class R Certificate represents the ownership of the Class R-1 Interest, the Class R-2 Interest, the Class R-3 Interest and the Class R-4 Interest.

      Class R-X Certificate: The Class R-X Certificate executed by the Securities Administrator on behalf of the Trust, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C-4 and evidencing the ownership of the Residual Interest in REMIC 5. The Class R-X Certificate represents the ownership of the Class R-X-5 Interest.

      Class R-1 Interest: The uncertificated residual interest in REMIC 1 for purposes of the REMIC Provisions.

      Class R-2 Interest: The uncertificated residual interest in REMIC 2 for purposes of the REMIC Provisions.

      Class R-3 Interest: The uncertificated residual interest in REMIC 3 for purposes of the REMIC Provisions.

      Class R-4 Interest: The uncertificated residual interest in REMIC 4 for purposes of the REMIC Provisions.

      Class R-X-5 Interest: The uncertificated residual interest in REMIC 5 for purposes of the REMIC Provisions.

      Class CE REMIC 5 Regular Interest: A separate non-certificated beneficial ownership interest in REMIC 5 issued hereunder, designated as a "regular interest" in REMIC 5 and entitled to distributions as set forth herein.

      Class Swap-IO REMIC 5 Regular Interest: A separate non-certificated beneficial ownership interest in REMIC 4 issued hereunder, designated as a "regular interest" in REMIC 4 and entitled to distributions as set forth herein.

      Closing Date: November 5, 2007.

      Code: The Internal Revenue Code of 1986, as it may be amended from time to time.

      Collection Account: The account or accounts created and maintained by the Servicer pursuant to Section 3.06(a), each of which shall be entitled "Collection Account, Saxon Mortgage Services, Inc., as the servicer for the trust under the Pooling and Servicing Agreement dated as of October 1, 2007 among Asset Backed Funding Corporation, as Depositor, Saxon Mortgage Services, Inc., as servicer, Wells Fargo Bank, N.A., as master servicer and as securities administrator, and U.S. Bank National Association, as trustee, in trust for the registered Holders of ABFC 2007-WMC1 Trust, Asset Backed Funding Corporation Asset Backed Certificates, Series 2007-WMC1," and each of which must be an Eligible Account.

      Collection Period: With respect to any Distribution Date, the period from the second day of the calendar month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

      Commission: The United States Securities and Exchange Commission.

      Compensating Interest: As defined in Section 3.25 hereof.

      Compliance Statement: As defined in Section 3.21 hereof.

      Condemnation Proceeds: All awards or settlements in respect of a taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation.

      Consulting Agreement: The Consulting Agreement, dated as of November 5, 2007, between the Credit Risk Manager and the Depositor.

      Corporate Trust Office: With respect to the Securities Administrator, the principal corporate trust office of the Securities Administrator at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at (i) for certificate transfer purposes, Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota, 55479-0113, Attention:
Corporate Trust Services-ABFC 2007-WMC1 and (ii) for all other purposes, 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Client Manager-ABFC 2007-WMC1 or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer, the Trustee and the Servicer. With respect to the Trustee, the office of the Trustee, which office at the date of the execution of this instrument is located at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604,
Attention: Corporate Trust Services, ABFC, Series 2007-WMC1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Securities Administrator, the Master Servicer and the Servicer.

      Corresponding Classes: The Class of interests in one Trust REMIC created under this Agreement that corresponds to the Class of interests in another Trust REMIC or to a Class of Certificates in the manner set out below:

    Corresponding REMIC 3   Corresponding REMIC 4        Corresponding
      Regular Interest        Regular Interest               Class
    ---------------------   ---------------------   -----------------------
            LTA1A                Class A-1A         Class A-1A Certificates
            LTA1B                Class A-1B         Class A-1B Certificates
            LTA2A                Class A-2A         Class A-2A Certificates
            LTA2B                Class A-2B         Class A-2B Certificates
            LTM1                  Class M-1          Class M-1 Certificates
            LTM2                  Class M-2          Class M-2 Certificates
            LTM3                  Class M-3          Class M-3 Certificates
            LTM4                  Class M-4          Class M-4 Certificates
            LTM5                  Class M-5          Class M-5 Certificates
            LTM6                  Class M-6          Class M-6 Certificates
            LTM7                  Class M-7          Class M-7 Certificates
            LTM8                  Class M-8          Class M-8 Certificates
            LTM9                  Class M-9          Class M-9 Certificates
            LTB1                  Class B-1          Class B-1 Certificates
             N/A                  Class CE           Class CE Certificates
            LTIO                Class Swap-IO                 N/A

      Credit Enhancement Percentage: For any Distribution Date and any Class of Certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Class or Classes of Certificates with a lower distribution priority than such Class before taking into account the distribution of the Principal Distribution Amount on such Distribution Date and (ii) the Overcollateralization Amount after taking into account the distribution of the Principal Distribution Amount as of the prior Distribution Date by (y) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period.

      Credit Risk Manager: Clayton Fixed Income Services Inc., a Colorado corporation.

      Credit Risk Manager Fee: The fee payable to the Credit Risk Manager on each Distribution Date for its services as Credit Risk Manager, in an amount equal to the product of (i) one twelfth of the Credit Risk Manager Fee Rate and
(ii) the Pool Balance as of the opening of business on the first day of the related Collection Period.

      Credit Risk Manager Fee Rate: With respect to any Distribution Date, 0.015% per annum.

      Credit Risk Management Agreement: Each of (i) the Credit Risk Management Agreement, dated November 5, 2007, by and between the Credit Risk Manager and the Servicer and (ii) the Credit Risk Management Agreement, dated November 5, 2007, by and between the Credit Risk Manager and the Master Servicer.

      Cusip Number: With respect to each Certificate, the identification number provided by the CUSIP Service Bureau and appearing on the face of such Certificate.

      Custodian: Initially Wells Fargo Bank, N.A. and any successor Custodian appointed pursuant to Section 8.16.

      Cut-off Date: October 1, 2007.

      Cut-off Date Principal Balance: With respect to any Mortgage Loan, the unpaid Principal Balance thereof as of the Cut-off Date after application of funds received or advanced on or before such date (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage Loan).

      Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

      Deemed Material and Adverse Representation: Any of the following representations and warranties with respect to WMC in the WMC Sale Agreement or the Seller in the Mortgage Loan Purchase Agreement: (1) WMC Mortgage Corp.'s representations with respect to predatory and abusive lending laws in clauses 5(b)(ii), (xxiii), (xxix), (xliii), (xlix), (lvii), (lviii), (lix), (lx), (lxi),
(lxii), (lxiii), (lxiv) or (lxviii) of the WMC Sale Agreement, or (2) the Seller's representations and warranties with respect to predatory and abusive lending laws in clauses (xi) and (xix) of Section 3.01 of the Mortgage Loan Purchase Agreement.

      Defective Mortgage Loan: A Mortgage Loan replaced or to be replaced by one or more Eligible Substitute Mortgage Loans.

      Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

      Definitive Certificates: As defined in Section 5.02(c) hereof.

      Delinquent: Any Mortgage Loan with respect to which the Monthly Payment due on a Due Date is not made by the close of business on the next scheduled Due Date for such Mortgage Loan.

      Depositor: Asset Backed Funding Corporation, a Delaware corporation, or any successor in interest.

      Depository: The initial depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8 102(3) of the Uniform Commercial Code of the State of New York.

      Depository Participant: A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Determination Date: With respect to any Distribution Date, the 15th day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

      Disqualified Organization: A "disqualified organization" under Section 860E of the Code, which as of the Closing Date is any of: (i) the United States, any state or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in Section 1381(a)(2)(C) of the Code, (iv) an "electing large partnership" within the meaning of Section 775 of the Code, (v) a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base within the meaning of an applicable income tax treaty or (vi) any other Person so designated by the Securities Administrator based upon an Opinion of Counsel provided by nationally recognized counsel to the Securities Administrator that the holding of an ownership interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Certificate to such Person. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and a majority of its board of directors is not selected by a governmental unit. The term "United States," "state" and "international organization" shall have the meanings set forth in
Section 7701 of the Code.

      Distribution Account: The trust account or accounts created and maintained by the Securities Administrator pursuant to Section 3.06(b), which shall be entitled "Distribution Account, Wells Fargo Bank, N.A., as Securities Administrator, in trust for the registered Holders of ABFC 2007-WMC1 Trust, Asset Backed Funding Corporation Asset Backed Certificates, Series 2007-WMC1" and which must be an Eligible Account.

      Distribution Account Reinvestment Income: For each Distribution Date, all income and gain net of any losses realized since the preceding Distribution Date from Eligible Investments of funds in the Distribution Account.

      Distribution Date: The 25th day of any calendar month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in November 2007.

      Distribution Date Statement: As defined in Section 4.06(a) hereof.

      Due Date: With respect to each Mortgage Loan and any Distribution Date, the day of the calendar month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any grace period.

      Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) of which are rated at least "A-2" by and S&P and at least "F1" by Fitch at the time any amounts are held on deposit therein, (ii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iii) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Securities Administrator and the Trustee. If an account ceases to be an Eligible Account under clause (i) and does not otherwise qualify under clause (ii) or (iii), the account will be moved within 30 days to a depository meeting the ratings criteria contained in clause (i).

      Eligible Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Servicer, the NIMS Insurer, the Trustee, the Master Servicer, the Securities Administrator or any of their respective Affiliates or for which an Affiliate of the Trustee, the Securities Administrator or the Master Servicer serves as an advisor:

            (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

            (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee, the Securities Administrator, the Master Servicer or any of their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short term uninsured debt rating in one of the two highest available rating categories of S&P and the highest available rating category of Fitch and provided that each such investment has an original maturity of no more than 365 days and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

            (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by S&P and A+ or higher by Fitch, provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest or (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee, the Master Servicer or the Securities Administrator, as the case may be, in exchange for such collateral and (C) be delivered to the Trustee, the Master Servicer or the Securities Administrator or, if the Trustee, the Master Servicer or the Securities Administrator, as applicable, is supplying the collateral, an agent for the Trustee, the Master Servicer or the Securities Administrator, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

            (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

            (v) commercial paper (including both non interest bearing discount obligations and interest bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short term unsecured debt rating available at the time of such investment;

            (vi) units of money market funds registered under the Investment Company Act of 1940 (including funds managed or advised by the Trustee, the Securities Administrator, the Master Servicer, the Servicer or affiliates thereof) that, if rated by each Rating Agency, are rated in its highest rating category (if so rated by such Rating Agency); and

            (vii) if previously confirmed in writing to the Trustee, the Master Servicer and the Securities Administrator and consented to by the NIMS Insurer, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies in writing as an eligible investment of funds backing securities having ratings equivalent to its highest initial rating of the Senior Certificates;

provided, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

      Eligible Substitute Mortgage Loan: A mortgage loan substituted for a Defective Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate principal balance) not in excess of the then outstanding Principal Balance of the Defective Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) be of the same type (fixed rate or adjustable rate) and have a Mortgage Interest Rate not less than the Mortgage Interest Rate of the Defective Mortgage Loan and not more than 2% in excess of the Mortgage Interest Rate of such Defective Mortgage Loan and, with respect to an Adjustable Rate Mortgage Loan, have the same Index as the Defective Mortgage Loan and have a Gross Margin equal to or greater than the Defective Mortgage Loan, (iii) have a FICO Score not less than the Defective Mortgage Loan, (iv) have a remaining term to maturity not more than one year earlier and not later than the remaining term to maturity of the Defective Mortgage Loan, (v) have a Loan-to-Value Ratio as of the date of substitution not greater than the Loan-to-Value Ratio of the Defective Mortgage Loan as of such date, (vi) have a Prepayment Charge at least equal in amount of that of the Defective Mortgage Loan and (vii) conform to each representation and warranty set forth in the applicable section(s) of the WMC Sale Agreement and Section
3.01 of the Mortgage Loan Purchase Agreement applicable to the Defective Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Defective Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balance, the Mortgage Interest Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates, the terms described in clause (iv) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (v) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (vii) hereof must be satisfied as to each Eligible Substitute Mortgage Loan or in the aggregate, as the case may be. Any Defective Mortgage Loan that is a Group 1 Mortgage Loan or Group 2 Mortgage Loan must be replaced by an Eligible Substitute Mortgage Loan that will be a Group 1 Mortgage Loan or Group 2 Mortgage Loan, as applicable.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      ERISA Restricted Certificates: Any of the Class B-1, Class CE, Class P and Residual Certificates and any Certificate that no longer meets the applicable rating requirement of an Underwriter's Exemption.

      Escrow Account: The account or accounts created and maintained by the Servicer pursuant to Section 3.08.

      Escrow Payments: The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

      Estate in Real Property: A fee simple estate in a parcel of real property.

      Exchange Act: The Securities Exchange Act of 1934, as amended.

      Expense Fee Rate: The sum of (i) the Servicing Fee Rate and (ii) the Credit Risk Manager Fee Rate.

      Extra Principal Distribution Amount: As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and
(y) the Overcollateralization Deficiency for such Distribution Date.

      FDIC: Federal Deposit Insurance Corporation or any successor thereto.

      Fidelity Bond: As defined in Section 3.14 hereof.

      Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property (i) purchased by the Originator or the Seller pursuant to or as contemplated by Section 2.03,
(ii) purchased by the Purchasing Party pursuant to Section 3.34 or (iii) purchased by the NIMS Insurer, Majority Class CE Certificateholders or the Servicer, as applicable, pursuant to Section 10.01), a determination made by the Servicer that all Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment and in accordance with the Servicing Standard, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

      Fitch: Fitch Ratings and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "Fitch" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Commission.

      Fixed Rate Mortgage Loan: A Mortgage Loan which has a constant annual rate at which interest accrues in accordance with the provisions of the related Mortgage Note.

      Fixed Swap Payment: With respect to any Distribution Date, an amount equal to the product of (x) 4.48%, (y) the "Notional Amount" for that Distribution Date set forth in the Interest Rate Swap Agreement and (z) a fraction, the numerator of which is 30 (or, for the first Distribution Date, the number of days elapsed from the Closing Date to but excluding the first Distribution Date, on a 30/360 basis), and the denominator of which is 360.

      Floating Swap Payment: With respect to any Distribution Date, an amount equal to the product of (i) Swap LIBOR, (ii) the "Notional Amount" for that Distribution Date set forth in the Interest Rate Swap Agreement and (iii) a fraction, the numerator of which is the actual number of days elapsed from and including the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution
Date), and the denominator of which is 360.

      Form 8-K: As defined in Section 3.33(a) hereof.

      Form 8-K Information: As defined in Section 3.33(d) hereof.

      Form 10-D: As defined in Section 3.33(a) hereof.

      Form 10-K: As defined in Section 3.33(a) hereof.

      Grantor Trust: That portion of the Trust exclusive of any REMIC created hereunder consisting of (a) the Prepayment Charges and any Servicer Prepayment Charge Payment Amounts and the right of the Class P Certificateholders to receive such Prepayment Charges and Servicer Prepayment Charge Payment Amounts,
(b) the right of the Offered Certificates and the Class B-1 Certificates to receive Cap Carryover Amounts, (c) the Interest Rate Swap Agreement, the Swap Account, the Cap Carryover Reserve Account and the beneficial interest of the Class CE Certificates with respect thereto and (d) the obligation of the Class CE Certificates to pay Cap Carryover Amounts and the right of the Class CE Certificates to receive the Class IO Distribution Amount.

      Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the applicable Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Interest Rate for such Mortgage Loan.

      Group 1 Certificates: The Class A-1A and Class A-1B Certificates.

      Group 1 Interest Remittance Amount: As of any Distribution Date, the excess of (A) the sum, without duplication, of (i) all interest due and collected or advanced with respect to the related Collection Period on the Group 1 Mortgage Loans received by the Servicer on or prior to the Determination Date for such Distribution Date (less the Servicing Fees for such Mortgage Loans, amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.07, expenses reimbursable pursuant to Section 6.03 and indemnification payments pursuant to Sections 3.28 and 8.05), (ii) all Compensating Interest paid by the Servicer on the related Distribution Date with respect to the Group 1 Mortgage Loans, (iii) the portion of any payment in connection with any Principal Prepayment (other than any Prepayment Interest Excess), substitution, Purchase Price, Termination Price, Insurance Proceeds, BANA Purchase Price Adjustment Amount or Net Liquidation Proceeds relating to interest with respect to the Group 1 Mortgage Loans received during the related Prepayment Period and (iv) the portion of any Reimbursement Amount relating to interest on such Mortgage Loans received during the related Prepayment Period over (B) the product of (x) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding any Swap Termination Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event and without duplication of any previously paid Replacement Swap Provider Payment) and (y) a fraction, the numerator of which is the aggregate Principal Balance of the Group 1 Mortgage Loans as of the first day of the related Collection Period and the denominator of which is equal to the Pool Balance as of the first day of the related Collection Period.

      Group 1 Mortgage Loan: Each Group 1 Mortgage Loan included in the Trust Fund on the Closing Date and listed on the Mortgage Loan Schedule. The aggregate Principal Balance of the Group 1 Mortgage Loans as of the Cut-of Date is $1,039,948,252.63.

      Group 1 Principal Percentage: With respect to any Distribution Date and the Group 1 Certificates, the percentage equivalent to a fraction, the numerator of which is the Principal Remittance Amount allocable to the Group 1 Mortgage Loans for such Distribution Date and the denominator of which is the Principal Remittance Amount allocable to the Mortgage Loans for such Distribution Date.

      Group 1 Senior Principal Distribution Amount: With respect to any Distribution Date (i) before the Stepdown Date or as to which a Trigger Event is in effect, the Group 1 Principal Percentage of the Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the Certificate Principal Balance of the Group 1 Certificates immediately prior to that Distribution Date over (b) the lesser of
(x) the product of (1) 41.40% and (2) the aggregate Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (y) the amount by which the aggregate Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period exceeds the product of
(1) 5.00% and (2) the aggregate Principal Balance of the Group 1 Mortgage Loans on the Cut-off Date.

      Group 2 Certificates: The Class A-2A and Class A-2B Certificates.

      Group 2 Interest Remittance Amount: As of any Distribution Date, the excess of (A) the sum, without duplication, of (i) all interest due and collected or advanced with respect to the related Collection Period on the Group 2 Mortgage Loans received by the Servicer on or prior to the Determination Date for such Distribution Date (less the Servicing Fees for such Mortgage Loans, amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.07, expenses reimbursable pursuant to Section 6.03 and indemnification payments pursuant to Sections 3.28 and 8.05), (ii) all Compensating Interest paid by the Servicer on the related Distribution Date with respect to the Group 2 Mortgage Loans, (iii) the portion of any payment in connection with any Principal Prepayment (other than any Prepayment Interest Excess), substitution, Purchase Price, Termination Price, Insurance Proceeds, BANA Purchase Price Adjustment Amount or Net Liquidation Proceeds relating to interest with respect to the Group 2 Mortgage Loans received during the related Prepayment Period and (iv) the portion of any Reimbursement Amount relating to interest on such Mortgage Loans received during the related Prepayment Period over (B) the product of (x) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding any Swap Termination Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event and without duplication of any previously paid Replacement Swap Provider Payment) and (y) a fraction, the numerator of which is the aggregate Principal Balance of the Group 2 Mortgage Loans as of the first day of the related Collection Period and the denominator of which is equal to the Pool Balance as of the first day of the related Collection Period.

      Group 2 Mortgage Loan: Each Group 2 Mortgage Loan included in the Trust Fund on the Closing Date and listed on the Mortgage Loan Schedule. The aggregate Principal Balance of the Group 2 Mortgage Loans as of the Cut-off Date is $538,436,458.68.

      Group 2 Principal Percentage: With respect to any Distribution Date and the Group 2 Certificates, the percentage equivalent to a fraction, the numerator of which is the Principal Remittance Amount allocable to the Group 2 Mortgage Loans for such Distribution Date and the denominator of which is the Principal Remittance Amount allocable to the Mortgage Loans for such Distribution Date.

      Group 2 Senior Principal Distribution Amount: With respect to any Distribution Date (i) before the Stepdown Date or as to which a Trigger Event is in effect, the Group 2 Principal Percentage of the Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the Certificate Principal Balance of the Group 2 Certificates immediately prior to that Distribution Date over (b) the lesser of
(x) the product of (1) 41.40% and (2) the aggregate Principal Balance of the Group 2 Mortgage Loans as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (y) the amount by which the aggregate Principal Balance of the Group 2 Mortgage Loans as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period exceeds the product of
(1) 5.00% and (2) the aggregate Principal Balance of the Group 2 Mortgage Loans on the Cut-off Date.

      Indenture: An indenture relating to the issuance of net interest margin notes secured by the Class CE Certificates and the Class P Certificates, which may or may not be guaranteed by the NIMS Insurer.

      Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor, the Trustee, the Master Servicer, the Securities Administrator and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Trustee, the Master Servicer, the Securities Administrator or the Servicer or in an affiliate of any of them, and (iii) is not connected with the Depositor, the Trustee, the Master Servicer, the Securities Administrator or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Independent Contractor: Either (i) any Person (other than the Servicer) that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates), so long as the Trust Fund does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Section 1.856-4(b)(5) of the Treasury regulations, or (ii) any other Person (including the Servicer) if the Trustee and the Securities Administrator have received an Opinion of Counsel, which Opinion of Counsel shall be an expense of the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

      Index: With respect to each Adjustable Rate Mortgage Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

      Initial Certificate Principal Balance: With respect to any Certificate of a Class other than a Class CE, Class P or Residual Certificate, the amount designated "Initial Certificate Principal Balance" on the face thereof.

      Initial Overcollateralization Amount: $126,271,711.31

      Insurance Proceeds: Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicing Standard, subject to the terms and conditions of the related Mortgage Note and Mortgage.

      Interest Accrual Period: With respect to any Distribution Date and the Offered Certificates and the Class B-1 Certificates, the period from and including the preceding Distribution Date (or, in the case of the first Distribution Date, the period from and including the Closing Date) to and including the day prior to the current Distribution Date.

      Interest Carry Forward Amount: For any Class of Certificates (other than the Class CE, Class P and Residual Certificates) and any Distribution Date, the sum of (a) the excess, if any, of the Accrued Certificate Interest for such Distribution Date over the amount in respect of interest actually distributed on such Class for such Distribution Date, (b) any remaining unpaid Interest Carry Forward Amount from prior Distribution Dates and (c) interest on such remaining Interest Carry Forward Amount referred to in clause (b) at the applicable Certificate Interest Rate on the basis of the actual number of days elapsed since the prior Distribution Date.

      Interest Percentage: With respect to any Class of Certificates and any Distribution Date, the ratio (expressed as a decimal carried to six places) of the Accrued Certificate Interest for such Class to the sum of the Accrued Certificate Interest for all Classes, in each case with respect to such Distribution Date, without regard to shortfalls caused by the Relief Act or similar state laws.

      Interest Rate Swap Agreement: The 1992 ISDA Master Agreement (Multicurrency-Cross Border), dated as of November 5, 2007 (together with the schedule and credit support annex thereto, the "Master Agreement") between the Swap Provider and the Securities Administrator, on behalf of the Trust, and a confirmation of the same date, which supplements and forms part of the Master Agreement, substantially in the form attached hereto as Exhibit N.

      Interest Remittance Amount: As of any Determination Date, the sum of the Group 1 Interest Remittance Amount and the Group 2 Interest Remittance Amount.

      Late Collections: With respect to any Mortgage Loan, all amounts received subsequent to the Determination Date immediately following any related Collection Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage
Note) but delinquent on a contractual basis for such Collection Period and not previously recovered.

      LIBOR Business Day: Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

      LIBOR Determination Date: With respect to the Offered Certificates and the Class B-1 Certificates, (i) for the first Distribution Date, the second LIBOR Business Day preceding the Closing Date and (ii) for each subsequent Distribution Date, the second LIBOR Business Day prior to the immediately preceding Distribution Date.

      Liquidated Mortgage Loan: As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the Servicing Standard, as of the end of the related Prepayment Period, that all Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

      Liquidation Proceeds: The amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) the liquidation of a defaulted Mortgage Loan by means of a trustee's sale, foreclosure sale or otherwise.

      Liquidation Report: The report with respect to a Liquidated Mortgage Loan in such form as is agreed to by the Servicer and the Master Servicer listing (i) the sale price of the related Mortgaged Property or amount of the REO Disposition, (ii) the amount of any Realized Loss (or gain) with respect to such Liquidated Mortgage Loan, (iii) the expenses relating to the liquidation of such Liquidated Mortgage Loan and (iv) such other information as is agreed to by the Servicer and the Master Servicer.

      Loan Group: Loan Group 1 or Loan Group 2.

      Loan Group 1: The Group 1 Mortgage Loans.

      Loan Group 2: The Group 2 Mortgage Loans.

      Loan-to-Value Ratio: For any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Principal Balance of the Mortgage Loan at origination and the denominator of which is the Value of the related Mortgaged Property.

      Losses: As defined in Section 9.03.

      Lost Note Affidavit: With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note and indemnifying the Trust against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note) in the form of Exhibit H hereto.

      Majority Certificateholders: The Holders of Certificates evidencing at least 51% of the Voting Rights.

      Majority Class CE Certificateholders: The Holders of Class CE Certificates evidencing at least a 51% Percentage Interest in the Class CE Certificates.

      Marker Rate: With respect to the Class CE REMIC 4 Regular Interest and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC 3 Pass-Through Rates for the REMIC 3 Corresponding Marker Interests and REMIC 3 Regular Interest LTZZ, (i) with the rate on each REMIC 3 Corresponding Marker Interest subject to a cap equal to the lesser of
(a) One-Month LIBOR plus the applicable Certificate Margin of its Corresponding Class and (b) the REMIC 4 Cap for purposes of this calculation and (ii) with the rate on REMIC 3 Regular Interest LTZZ subject to a cap of zero for the purpose of this calculation; provided, however, that for this purpose, calculations of the Uncertificated REMIC 3 Pass-Through Rate and the Pool Cap with respect to each REMIC 3 Corresponding Marker Interest shall be multiplied by a fraction, the numerator of which is the actual number of days in the Accrual Period and the denominator of which is 30.

      Master Servicer: Wells Fargo Bank, N.A., and its successors-in-interest and, if a successor master servicer is appointed hereunder, such successor, as master servicer.

      Master Servicer Event of Termination: As defined in Section 7.01(c).

      Master Servicer's Certificate: The monthly report required by Section
4.07.

      Master Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Securities Administrator and the Trustee by the Master Servicer, as such list may from time to time be amended.

      Master Servicing Transfer Costs: All reasonable costs and expenses (including attorney's fees) incurred by the Trustee or a successor master servicer in connection with the transfer of master servicing or servicing from a predecessor master servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data or servicing data and the completion, correction or manipulation of such master servicing data or servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or servicing data or otherwise to enable the Trustee or a successor master servicer to master service or service, as the case may be, the applicable Mortgage Loans properly and effectively.

      Maximum LTZZ Uncertificated Accrued Interest Deferral Amount: With respect to any Distribution Date, the excess of (a) accrued interest at the Uncertificated REMIC 3 Pass-Through Rate applicable to REMIC 3 Regular Interest LTZZ for such Distribution Date on a balance equal to the Uncertificated Balance of REMIC 3 Regular Interest LTZZ minus the REMIC 3 Overcollateralized Amount, in each case for such Distribution Date, over (b) the Uncertificated Accrued Interest on the REMIC 3 Corresponding Marker Interests for such Distribution Date, each subject to a cap equal to the lesser of (a) One-Month LIBOR plus the applicable Certificate Margin of its Corresponding Class and (b) the REMIC 4 Cap for the purposes of this calculation; provided, however, that solely for this purpose, calculations of the Uncertificated REMIC 3 Pass-Through Rate and the Pool Cap with respect to each such REMIC 3 Regular Interest shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30.

      Maximum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Interest Rate thereunder.

      MERS: As defined in Section 2.01 hereof.

      Minimum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Interest Rate thereunder.

      Monthly Excess Cashflow Allocation: As defined in Section 4.02(b).

      Monthly Excess Cashflow Amount: The sum of the Monthly Excess Interest Amount (net of any amounts paid as part of the Principal Distribution Amount), the Overcollateralization Release Amount and (without duplication) any portion of the Principal Distribution Amount remaining after principal distributions on the Offered Certificates and the Class B-1 Certificates.

      Monthly Excess Interest Amount: With respect to each Distribution Date, the amount, if any, by which the Interest Remittance Amount for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to paragraphs (i) through (xv) under Section 4.01.

      Monthly Payment: With respect to any Mortgage Loan, the scheduled monthly payment of principal and/or interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan, (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act or similar state laws and (iii) any Servicer Modification that affects the amount of the monthly payment due on such Mortgage Loan; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to Section 3.01; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

      Mortgage: The mortgage, deed of trust or other instrument, including all riders, creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Interest Rate: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (i) in the case of each Fixed Rate Mortgage Loan shall remain constant at the rate set forth in the applicable Mortgage Loan Schedule as the Mortgage Interest Rate in effect immediately following the Cut-off Date, and (ii) in the case of each Adjustable Rate Mortgage Loan (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the applicable Mortgage Loan Schedule as the Mortgage Interest Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date, to equal the sum, rounded as provided in the Mortgage Note, of the Index, determined as set forth in the related Mortgage Note, plus the related Gross Margin subject to the limitations set forth in the related Mortgage Note. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

      Mortgage Loan: Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03 as from time to time held as a part of the Trust Fund, the Mortgage Loans so held being identified in the applicable Mortgage Loan Schedule.

      Mortgage Loan Purchase Agreement: The agreement between the Seller and the Depositor, dated as of October 1, 2007, regarding the transfer of the Mortgage Loans by the Seller to or at the direction of the Depositor, substantially in the form attached hereto as Exhibit G.

      Mortgage Loan Schedule: As of any date with respect to the Mortgage Loans in each Loan Group, the lists of such Mortgage Loans included in the Trust Fund on such date. The addresses for requesting a copy of the Mortgage Loan Schedules are set forth on Exhibit D attached hereto. The Mortgage Loan Schedule for each Loan Group shall set forth the following information with respect to each Mortgage Loan:

                        (1) the Mortgage Loan identifying number;

                        (2) the state and zip code of the Mortgaged Property;

                        (3) the type of Residential Dwelling constituting the
                  Mortgaged Property;

                        (4) the occupancy status of the Mortgaged Property at
                  origination;

                        (5) the original months to maturity;

                        (6) the date of origination;

                        (7) the first payment date;

                        (8) the stated maturity date;

                        (9) the stated remaining months to maturity from the
                  Cut-off Date based on the original amortization schedule;

                        (10) the original principal amount of the Mortgage Loan;

                        (11) the Principal Balance of each Mortgage Loan as of
                  the Cut-off Date;

                        (12) the Mortgage Interest Rate of the Mortgage Loan as
                  of the Cut-off Date;

                        (13) the current principal and interest payment of the
                  Mortgage Loan as of the Cut-off Date;

                        (14) the contractual interest paid to date of the
                  Mortgage Loan;

                        (15) the Loan-to-Value Ratio at origination and as of
                  the Cut-off Date;

                        (16) a code indicating the loan performance status of
                  the Mortgage Loan as of the Cut-off Date;

                        (17) a code indicating the Index that is associated with
                  such Mortgage Loan;

                        (18) the Gross Margin;

                        (19) the Periodic Rate Cap;

                        (20) the Minimum Mortgage Interest Rate;

                        (21) the Maximum Mortgage Interest Rate;

                        (22) a code indicating whether the Mortgage Loan has a
                  Prepayment Charge and the type of Prepayment Charge and the term;

                        (23) the first Adjustment Date immediately following the
                  Cut-off Date;

                        (24) the rate adjustment frequency;

                        (25) the payment adjustment frequency; and

                        (26) the purpose of the Mortgage Loan.

      The Mortgage Loan Schedules shall set forth the following information, as of the Cut-off Date, with respect to the Mortgage Loans in the aggregate, for the Group 1 Mortgage Loans and for the Group 2 Mortgage Loans: (1) the number of Mortgage Loans; (2) the current Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedules shall be amended from time to time in accordance with the provisions of this Agreement and a copy of such amended Mortgage Loan Schedules shall be furnished by the Master Servicer to the NIMS Insurer upon receipt. With respect to any Eligible Substitute Mortgage Loan, the Cut-off Date shall refer to the applicable date of substitution. The Mortgage Loan Schedules shall be amended from time to time by the Master Servicer to reflect the substitution of an Eligible Substitute Mortgage Loan as necessary.

      Mortgage Note: The original executed note or other evidence of indebtedness, including all riders, evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

      Mortgage Pool: The pool of Mortgage Loans, identified on the Mortgage Loan Schedules from time to time, and any REO Properties acquired in respect thereof.

      Mortgaged Property: The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

      Mortgagor: The obligor on a Mortgage Note.

      Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds net of unreimbursed Advances, unreimbursed Servicing Advances, unreimbursed Capitalized Advance Amounts, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

      Net Maximum Mortgage Interest Rate: With respect to (x) each Adjustable Rate Mortgage Loan, the applicable Maximum Mortgage Interest Rate and (y) each Fixed Rate Mortgage Loan, the Mortgage Interest Rate for such Mortgage Loan, in each case less the Expense Fee Rate.

      Net Mortgage Interest Rate: With respect to any Mortgage Loan, the Mortgage Interest Rate borne by such Mortgage Loan minus the Expense Fee Rate.

      Net Swap Payment: With respect to a Distribution Date, (i) in the case of payments made by the Trust, the excess, if any, of (x) the Fixed Swap Payment for such Distribution Date over (y) the Floating Swap Payment for such Distribution Date and (ii) in the case of payments made by the Swap Provider, the excess, if any, of (x) the Floating Swap Payment for such Distribution Date over (y) the Fixed Swap Payment for such Distribution Date.

      NIMS Insurer: Any insurer that is guaranteeing certain payments under notes secured by collateral which includes all or a portion of the Class CE and Class P Certificates.

      NMWHFIT: Shall mean a "Non-Mortgage Widely Held Fixed Investment Trust" as that term is defined in Treasury regulations section 1.671-5(b)(12) or successor provisions.

      Nonrecoverable Advance: Any Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer and in accordance with the Servicing Standard, will not or, in the case of a proposed Advance or Servicing Advance, would not be ultimately recoverable from Late Collections on such Mortgage Loan or REO Property as provided herein.

      Notional Amount: With respect to any Distribution Date and the Class CE REMIC 4 Regular Interest, Class Swap IO REMIC 4 Regular Interest and the Class CE Certificates, an amount equal to the aggregate Uncertificated Balances of the REMIC 3 Regular Interests for such Distribution Date.

      Offered Certificates: The Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.

      Officers' Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a vice president (however denominated) or a principal, or by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer, the Seller, the Securities Administrator or the Depositor, as applicable.

      One-Month LIBOR: With respect to each Interest Accrual Period, the rate determined by the Securities Administrator on the related LIBOR Determination Date on the basis of the interbank offered rate for one-month United States dollar deposits in the London market as such rate appears on the Reuters Screen LIBOR01 as of 11:00 a.m. (London time) on such LIBOR Determination Date. If such rate does not appear on that page (or such other page as may replace that page on that service, or if such service is no longer offered, another service for displaying One-Month LIBOR or comparable rates as selected by the Securities Administrator) on a LIBOR Determination Date, One-Month LIBOR for the related Interest Accrual Period will be the Reference Bank Rate, determined by the Securities Administrator as follows:

            (i) If on such LIBOR Determination Date two or more Reference Banks provide Reference Bank Rates, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such Reference Bank Rates (rounded upwards if necessary to the nearest whole multiple of 0.001%);

            (ii) If on such LIBOR Determination Date fewer than two Reference Banks provide Reference Bank Rates, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator after consultation with the Depositor and the NIMS Insurer, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Offered Certificates and the Class B-1 Certificates; and

            (iii) If no such quotations can be obtained, One-Month LIBOR for the related Interest Accrual Period shall be One-Month LIBOR for the prior Distribution Date.

      Opinion of Counsel: A written opinion of counsel, who may, without limitation, be a salaried counsel for the Depositor or the Servicer except that any opinion of counsel relating to (a) the qualification of any Trust REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

      Optional Termination Date: The first Distribution Date on which the NIMS Insurer, if any, or if there is no NIMS Insurer, the Majority Class CE Certificateholders or, if such holder is the Seller or is an affiliate of the Seller, the Servicer, may opt to terminate the Mortgage Pool pursuant to Section 10.01.

      Original Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance thereof on the Closing Date, which is equal to the Initial Uncertificated Balance set forth opposite the Corresponding Class of REMIC 3 Regular Interest in the Preliminary Statement, except with respect to (i) the Class P and Residual Certificates, which have an Original Certificate Principal Balance of zero and (ii) the Class CE Certificates, which, solely for REMIC purposes, have an Original Certificate Principal Balance equal to the Initial Overcollateralization Amount.

      Originator: WMC Mortgage Corp. or its successor in interest.

      Overcollateralization Amount: As of any Distribution Date, the excess, if any, of (x) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period over (y) the aggregate Certificate Principal Balance of all Classes of Certificates (after taking into account all distributions of principal on such Distribution Date and the increase of any Certificate Principal Balance as a result of Subsequent Recoveries).

      Overcollateralization Deficiency: As of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all Classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date.

      Overcollateralization Floor: As of any Distribution Date, the product of
(i) 5.00% and (ii) the Pool Balance on the Cut-off Date.

      Overcollateralization Release Amount: With respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and
(y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal distribution on the Certificates on such Distribution Date, over (ii) the Targeted Overcollateralization Amount for such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

      Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Pass-Through Rate: Any of the Class A-1A Pass-Through Rate, Class A-1B Pass-Through Rate, the Class A-2A Pass-Through Rate, the Class A-2B Pass-Through Rate, the Class M-1 Pass-Through Rate, the Class M-2 Pass-Through Rate, the Class M-3 Pass-Through Rate, the Class M-4 Pass-Through Rate, the Class M-5 Pass-Through Rate, the Class M-6 Pass-Through Rate, the Class M-7 Pass-Through Rate, the Class M-8 Pass-Through Rate, the Class M-9 Pass-Through Rate and the Class B-1 Pass-Through Rate; in the case of any REMIC 1 Regular Interest, the Uncertificated REMIC 1 Pass-Through Rate; in the case of any REMIC 2 Regular Interest, the Uncertificated REMIC 2 Pass-Through Rate; in the case of any REMIC 3 Regular Interest, the Uncertificated REMIC 3 Pass-Through Rate; in the case of any REMIC 4 Regular Interest (other than the Class CE REMIC 4 Regular Interest or the Class Swap-IO REMIC 4 Regular Interest), the Uncertificated REMIC 4 Pass-Through Rate as set forth in the Preliminary Statement. For federal income tax purposes, each reference to the Pool Cap in the applicable Pass-Through Rate shall be deemed to be a reference to the REMIC 4 Cap.

      With respect to the Class CE REMIC 4 Regular Interest and any Distribution Date, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through (D) below, and the denominator of which is the aggregate of the Uncertificated Balances of REMIC 3 Regular Interest LTAA, the REMIC 3 Corresponding Marker Interests and REMIC 3 Regular Interest LTZZ. For purposes of calculating the Pass-Through Rate for the Class CE REMIC 4 Regular Interest, the numerator is equal to the sum of the following components:

                  (A) the Uncertificated REMIC 3 Pass-Through Rate for REMIC 3
            Regular Interest LTAA minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC 3 Regular Interest LTAA;

                  (B) the Uncertificated REMIC 3 Pass-Through Rate for each
            REMIC 3 Corresponding Marker Interest, in each case minus the Marker Rate, applied in each case to an amount equal to the respective Uncertificated Balance of each such REMIC 3 Corresponding Marker Interest; and

                  (C) the Uncertificated REMIC 3 Pass-Through Rate for REMIC 3
            Regular Interest LTZZ minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC 3 Regular Interest LTZZ.

      With respect to the Class CE REMIC 5 Regular Interest and any Distribution Date, the Class CE REMIC 5 Regular Interest shall be entitled to 100% of the amounts distributable to the Class CE REMIC 4 Regular Interest. With respect to the Class CE Certificates and any Distribution Date, the Class CE Certificates shall be entitled to 100% of the amounts distributable to the Class CE REMIC 5 Regular Interest for such Distribution Date.

      With respect to the Class Swap IO REMIC 4 Regular Interest and any Distribution Date, the Class Swap IO REMIC 4 Regular Interest shall be entitled to 100% of the amounts distributable to REMIC 3 Regular Interest LTIO for such Distribution Date. With respect to the Class Swap-IO REMIC 5 Regular Interest and any Distribution Date, the Class Swap-IO REMIC 5 Regular Interest shall be entitled to 100% of the amounts distributable to the Class Swap-IO REMIC 4 Regular Interest for such Distribution Date.

      Paying Agent: Any paying agent appointed pursuant to Section 5.05.

      Percentage Interest: With respect to any Certificate (other than a Class CE, Class P or Residual Certificate), a fraction, expressed as a percentage, the numerator of which is the Initial Certificate Principal Balance, as the case may be, represented by such Certificate and the denominator of which is the Original Certificate Principal Balance of the related Class. With respect to a Class CE or Class P Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate; provided, however, that the sum of all such percentages for each such Class totals 100%. With respect to a Residual Certificate, 100%.

      Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Interest Rate or the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

      Permitted Transferee: Any transferee of a Residual Certificate other than a Disqualified Organization, a non U.S. Person or a U.S. Person with respect to whom income on a Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person.

      Person: Any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

      Pool Balance: As of any date of determination, the aggregate Principal Balance of the Mortgage Loans.

      Pool Cap: As of any Distribution Date, (a) a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the Weighted Average Net Mortgage Interest Rate for the Mortgage Loans minus (b) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of
(i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) and the denominator of which is the Pool Balance as of the first day of the related Collection Period.

      Pool Maximum Rate Cap: As of any Distribution Date, (a) a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the Weighted Average Net Maximum Mortgage Interest Rates for the Mortgage Loans minus (b) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (i) any Net Swap Payment owed to the Swap Provider and
(ii) any Swap Termination Payment owed to the Swap Provider (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), and the denominator of which is equal to the Pool Balance as of the first day of the related Collection Period plus (c) a percentage, expressed as a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is equal to any Net Swap Payment made by the Swap Provider and the denominator of which is equal to the Pool Balance as of the first day of the related Collection Period.

      Prepayment Charge: With respect to any Prepayment Period, any prepayment premium, penalty or charge collected by the Servicer from a Mortgagor in connection with any voluntary Principal Prepayment in full pursuant to the terms of the related Mortgage Note as from time to time held as a part of the Trust Fund, the Prepayment Charges so held being identified in the Mortgage Loan Schedules (other than any Servicer Prepayment Charge Payment Amount).

      Prepayment Interest Excess: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full during the portion of the related Prepayment Period beginning on the first day of the calendar month in which such Distribution Date occurs through the Determination Date of the calendar month in which such Distribution Date occurs, an amount equal to interest (to the extent received) at the applicable Mortgage Interest Rate (net of the Servicing Fee Rate) on the amount of such Principal Prepayment for the number of days commencing on the first day of the calendar month in which such Distribution Date occurs and ending on the date on which such prepayment is so applied.

      Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment during the portion of the related Prepayment Period occurring in the prior calendar month that was applied by the Servicer to reduce the outstanding Principal Balance of such Mortgage Loan on a date preceding the related Due Date, an amount equal to interest at the applicable Mortgage Interest Rate (net of the Servicing Fee
Rate) on the amount of such Principal Prepayment for the number of days commencing on the date on which the Principal Prepayment is applied and ending on the last day of the calendar month in which applied.

      Prepayment Period: With respect to any Distribution Date, the period commencing on the 16th day of the calendar month preceding the calendar month in which such Distribution Date occurs (or, in the case of the first Distribution Date, on the Cut-off Date) and ending on the 15th day of the calendar month in which such Distribution Date occurs.

      Principal Balance: As to any Mortgage Loan and any day, other than a Liquidated Mortgage Loan, the related Cut-off Date Principal Balance, minus the sum of (i) all collections and other amounts credited against the principal balance of any such Mortgage Loan and distributed to the Certificateholders,
(ii) the principal portion of Advances, (iii) any Deficient Valuation and (iv) any permanent principal reduction resulting from a Servicer Modification. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan as of the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter. As to any REO Property and any day, the Principal Balance of the related Mortgage Loan immediately prior to such Mortgage Loan becoming REO Property minus any REO Principal Amortization received with respect thereto on or prior to such day. For the avoidance of doubt and for purposes of this Agreement, the "Principal Balance" of a Mortgage Loan shall not be increased by any Capitalized Advance Amounts.

      Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Principal Remittance Amount (minus the Overcollateralization Release Amount, if any) and (ii) the Extra Principal Distribution Amount, if any.

      Principal Prepayment: Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

      Principal Remittance Amount: With respect to any Distribution Date, to the extent of funds available therefor, the excess (less amounts available for reimbursement of Advances, Servicing Advances and Capitalized Advance Amounts pursuant to Section 3.07 and less expenses and indemnification payments pursuant to Section 6.03 and Section 8.05 to the extent not allocated under the definition of Interest Remittance Amount) of (A): the sum of (i) each payment of principal on a Mortgage Loan due during the related Collection Period and received by the Servicer on or prior to the related Determination Date, and any Advances with respect thereto, (ii) all full and partial Principal Prepayments received by the Servicer during the related Prepayment Period, (iii) Insurance Proceeds, Net Liquidation Proceeds and Subsequent Recoveries allocable to principal actually collected by the Servicer during the related Prepayment Period, (iv) with respect to Defective Mortgage Loans repurchased with respect to such Prepayment Period, the portion of the Purchase Price and the BANA Purchase Price Adjustment Amount allocable to principal, (v) any Substitution Adjustment Amounts received during the related Prepayment Period, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with
Section 10.01 hereof, that portion of the Termination Price in respect of principal, over (B) to the extent any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding any Swap Termination Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event and without duplication of any previously paid Replacement Swap Provider Payment) exceed the Interest Remittance Amount for such Distribution Date (without giving effect to clause
(B) of the definitions of "Group 1 Interest Remittance Amount" and "Group 2 Interest Remittance Amount").

      Private Certificates: Any of the Class B-1, Class CE, Class P and Residual Certificates.

      Prospectus Supplement: That certain Prospectus Supplement dated November 2, 2007 relating to the public offering of the Offered Certificates.

      Purchase Price: With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03, 3.34 or 10.01, an amount equal to the sum of (i) 100% of the Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01), (ii) in the case of a Mortgage Loan, accrued interest on such Principal Balance at the applicable Mortgage Interest Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an Advance by the Servicer, which payment or Advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected, (iii) any unreimbursed Servicing Advances and Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section
3.15 and (v) in the case of a Mortgage Loan required to be purchased pursuant to
Section 2.03, expenses reasonably incurred or to be incurred by the Servicer or the Master Servicer in respect of the breach or defect giving rise to the purchase obligation.

      Purchasing Party: As defined in Section 3.34.

      Rating Agency or Rating Agencies: Fitch and S&P, or their respective successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating organizations as set forth on the most current list of such organizations released by the Commission and designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer, the Securities Administrator, the Swap Provider and the Servicer.

      Realized Loss: With respect to a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of Net Liquidation Proceeds applied to the principal balance of the related Mortgage Loan. With respect to any Mortgage Loan, a Deficient Valuation or a permanent reduction in the Principal Balance thereof resulting from a Servicer Modification.

      Realized Loss Amortization Amount: As to the Class A-1B Certificates, each Class of Class M Certificates and the Class B-1 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for such Class as of that Distribution Date and (y) the remaining Monthly Excess Cashflow Amount available after distribution in respect of any Interest Carry Forward Amount for such Class pursuant to the Monthly Excess Cashflow Allocation for that Distribution Date.

      Record Date: With respect to all of the Offered Certificates and Class B-1 Certificates, the Business Day immediately preceding such Distribution Date; provided, however, that if any such Certificate becomes a Definitive Certificate, the Record Date for such Certificate shall be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs. With respect to the Class CE, Class P and Residual Certificates, the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

      Reference Bank Rate: With respect to each Interest Accrual Period, the rates at which deposits in U.S. Dollars are offered by the Reference Banks as of 11:00 A.M., London time, on the related LIBOR Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Offered Certificates and the Class B-1 Certificates.

      Reference Banks: Those banks (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor or the Securities Administrator, (iii) whose quotations appear on Reuters Screen LIBOR01 on the relevant LIBOR Determination Date and (iv) which have been designated as such by the Securities Administrator; provided, however, that if fewer than two of such banks provide a One-Month LIBOR rate, then any leading banks selected by the Securities Administrator which are engaged in transactions in United States dollar deposits in the international Eurocurrency market.

      Regular Certificate: Any of the Offered Certificates, the Class B-1 Certificates and the Class CE Certificates.

      Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset Backed Securities, Securities Act Release No. 33 8518, 70 Fed. Reg. 1,506 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      Regulation FD: Regulation FD, 17 C.F.R. ss.ss.243.100-243.103, as such may be amended from time to time.

      Reimbursement Amount: With respect to any Mortgage Loan, any costs or damages incurred by the Trust in connection with a breach of (1) WMC Mortgage Corp.'s representations and warranties with respect to predatory and abusive lending laws in the WMC Sale Agreement, or (2) the Seller's representations and warranties set forth in clauses (xi) and (xix) of the Mortgage Loan Purchase Agreement.

      Reimbursements: As defined in Section 6.05(b) hereof.

      Related Documents: With respect to any Mortgage Loan, the related Mortgage Notes, Mortgages and other related documents.

      Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit Q attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Custodian, the Securities Administrator or the Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to the Servicer, the Master Servicer, the Securities Administrator or the Custodian.

      Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time.

      Relief Act Interest Shortfall: With respect to any Distribution Date, for any Mortgage Loan with respect to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Collection Period as a result of the application of the Relief Act or similar state laws, the amount by which (i) interest collectible on such Mortgage Loan during such Collection Period is less than (ii) one month's interest on the Principal Balance of such Mortgage Loan at the Mortgage Interest Rate for such Mortgage Loan before giving effect to the application of the Relief Act or similar state laws.

      REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

      REMIC 1 Regular Interest: Any of the separate non certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a "regular interest" in REMIC 1. Each REMIC 1 Regular Interest shall accrue interest at the related Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC 1 Regular Interests are set forth in the Preliminary Statement hereto. The REMIC 1 Regular Interests consist of REMIC 1 Regular Interest Group 1 and REMIC 1 Regular Interest Group 2.

      REMIC 2 Regular Interest: Any of the separate non certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. Each REMIC 2 Regular Interest shall accrue interest at the related Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC 2 Regular Interests are set forth in the Preliminary Statement hereto. The REMIC 2 Regular Interests consist of REMIC 2 Regular Interest I and REMIC 2 Regular Interest I-1-A through REMIC 2 Regular Interest I-48-B.

      REMIC 3 Corresponding Marker Interests: REMIC 3 Regular Interest LTA1A, REMIC 3 Regular Interest LTA1B, REMIC 3 Regular Interest LTA2A, REMIC 3 Regular Interest LTA2B, REMIC 3 Regular Interest LTM1, REMIC 3 Regular Interest LTM2, REMIC 3 Regular Interest LTM3, REMIC 3 Regular Interest LTM4, REMIC 3 Regular Interest LTM5, REMIC 3 Regular Interest LTM6, REMIC 3 Regular Interest LTM7, REMIC 3 Regular Interest LTM8, REMIC 3 Regular Interest LTM9 and REMIC 3 Regular Interest LTB1.

      REMIC 3 Interest Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Principal Balance of the Mortgage Loans and related REO Properties then outstanding and (ii) the Uncertificated REMIC 3 Pass-Through Rate for REMIC 3 Regular Interest LTAA minus the Marker Rate, divided by (b) 12.

      REMIC 3 Overcollateralization Target Amount: 0.50% of the Targeted Overcollateralization Amount.

      REMIC 3 Overcollateralized Amount: With respect to any date of determination, (i) 0.50% of the aggregate Uncertificated Balances of the REMIC 3 Regular Interests minus (ii) the aggregate of the Uncertificated Balances of the REMIC 3 Corresponding Marker Interests, in each case as of such date of determination.

      REMIC 3 Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Principal Balance of the Mortgage Loans and related REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Balances of the REMIC 3 Corresponding Marker Interests, and the denominator of which is the aggregate of the Uncertificated Balances of the REMIC 3 Corresponding Marker Interests and REMIC 3 Regular Interest LTZZ.

      REMIC 3 Regular Interest: Any of the separate non certificated beneficial ownership interests in REMIC 3 issued hereunder and designated as a "regular interest" in REMIC 3. Each REMIC 3 Regular Interest shall accrue interest at the related Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, if applicable, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC 3 Regular Interests are set forth in the Preliminary Statement hereto. The REMIC 3 Regular Interests consist of the REMIC 3 Regular Interest LTAA, the REMIC 3 Regular Interest LTZZ, the REMIC 3 Regular Interest LTIO and the REMIC 3 Corresponding Marker Interests.

      REMIC 4 Regular Interest: Any of the separate non-certificated beneficial ownership interests in REMIC 4 issued hereunder and designated as a "regular interest" in REMIC 4. Each REMIC 4 Regular Interest shall accrue interest at the related Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, if applicable, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC 4 Regular Interests are set forth in the Preliminary Statement hereto. The REMIC 4 Regular Interests consist of the Class A-1A REMIC 4 Regular Interest, Class A-1B REMIC 4 Regular Interest, Class A-2A REMIC 4 Regular Interest, Class A-2B REMIC 4 Regular Interest, Class M-1 REMIC 4 Regular Interest, Class M-2 REMIC 4 Regular Interest, Class M-3 REMIC 4 Regular Interest, Class M-4 REMIC 4 Regular Interest, Class M-5 REMIC 4 Regular Interest, Class M-6 REMIC 4 Regular Interest, Class M-7 REMIC 4 Regular Interest, Class M-8 REMIC 4 Regular Interest, Class M-9 REMIC 4 Regular Interest, Class B-1 REMIC 4 Regular Interest, Class CE REMIC 4 Regular Interest and Class Swap-IO REMIC 4 Regular Interest.

      REMIC 4 Cap: For federal income tax purposes, for any Distribution Date with respect to the REMIC 3 Regular Interests corresponding to the Offered Certificates and the Class B-1 Certificates, the weighted average (adjusted for the actual number of days elapsed in the related Interest Accrual Period) of the Pass-Through Rates on the REMIC 3 Regular Interests (other than REMIC 3 Regular Interest LTIO), weighted on the basis of the Uncertificated Balance of each such REMIC 3 Regular Interest.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

      REMIC Regular Interest: Any of the REMIC 1 Regular Interests, REMIC 2 Regular Interests, REMIC 3 Regular Interests, the REMIC 4 Regular Interests, the Class Swap IO and Class CE REMIC 5 Regular Interest.

      Remittance Report: Each report prepared by the Servicer and delivered to the Master Servicer pursuant to Section 4.07, containing the information attached hereto as Exhibit M-1, Exhibit M-2 and Exhibit M-3.

      Rents from Real Property: With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

      Replacement Swap Provider Payment: As defined in Section 8.01(c) hereof.

      REO Disposition: The sale or other disposition of an REO Property on behalf of the Trust.

      REO Imputed Interest: As to any REO Property, for any Collection Period, an amount equivalent to interest (at the Net Mortgage Interest Rate that would have been applicable to the related Mortgage Loan had it been outstanding) for such Collection Period on the unpaid Principal Balance of the Mortgage Loan as of the date of acquisition.

      REO Principal Amortization: With respect to any REO Property, for any calendar month, the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 10.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section
3.15 in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to Section
3.15 for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances, Advances and Capitalized Advance Amounts in respect of such REO Property or the related Mortgage Loan.

      REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed in lieu of foreclosure, as described in
Section 3.15.

      Reportable Event: As defined in Section 3.33(d) hereof.

      Request for Release: A release signed by a Servicing Officer, in the form of Exhibit E attached hereto.

      Residential Dwelling: Any one of the following: (i) a detached one family dwelling, (ii) a detached two-to four family dwelling, (iii) a one family dwelling unit in a Fannie Mae eligible condominium project, (iv) a manufactured home, or (v) a detached one-family dwelling in a planned unit development, none of which is a cooperative or mobile home.

      Residual Certificates: Either of the Class R or Class R-X Certificates.

      Residual Interest: The sole Class of "residual interests" in each REMIC within the meaning of Section 860G(a)(2) of the Code.

      Responsible Officer: When used with respect to the Trustee or the Securities Administrator, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee or Securities Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and in each case having direct responsibility for the administration of this Agreement.

      S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Commission.

      Sarbanes-Oxley Certification: As defined in Section 3.33(c) hereof.

      Securities Act: The Securities Act of 1933, as amended, and the rules and regulations thereunder.

      Securities Administrator: Wells Fargo Bank, N.A., its successors-in-interest and, if a successor securities administrator is appointed hereunder, such successor, as securities administrator.

      Seller: Bank of America, National Association, or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

      Senior Certificates: The Class A-1A, Class A-1B, Class A-2A and Class A-2B Certificates.

      Senior Principal Distribution Amount: For any Distribution Date, the sum of the Group 1 Senior Principal Distribution Amount and the Group 2 Senior Principal Distribution Amount.

      Servicer: Saxon Mortgage Services, Inc. or any successor in interest.

      Servicer Event of Termination: One or more of the events described in
Section 7.01(a).

      Servicer Modification: A modification to the terms of a Mortgage Loan, in accordance with the terms of Section 3.01 as to which the Mortgagor is in default or as to which, in the judgment of the Servicer, default is reasonably foreseeable.

      Servicer Prepayment Charge Payment Amount: The amount payable by the Servicer in respect of any waived Prepayment Charges pursuant to Section 3.01, which amount shall be equal to the difference between the amount of Prepayment Charge due by a Mortgagor before any waiver and the actual amount of the Prepayment Charge that was paid by the Mortgagor which amounts shall not be part of any Trust REMIC.

      Servicer Remittance Date: The 21st day of the month of such Distribution Date (or if such day is a Saturday, the preceding Business Day, or if such day is a Sunday or otherwise not a Business Day, the next Business Day).

      Servicing Advance Reimbursements: As defined in Section 6.05(b) hereof.

      Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Servicer (including reasonable attorneys' fees and disbursements) in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, maintenance, restoration, inspection and protection of the Mortgaged Property,
(ii) any enforcement, administrative or judicial proceedings, including but not limited to foreclosures, bankruptcies, condemnations and other legal actions incidental to the servicing of the Mortgage Loans, (iii) the management and liquidation of the REO Property including reasonable fees paid to any independent contractor in connection therewith, (iv) compliance with the obligations under Section 3.10 and (v) credit counseling services (to the extent not paid by the Mortgagor), including but not limited to counseling regarding consumer credit, money and fees in connection with any debt management and budgeting used to aid a borrower with respect to payments on a mortgage loan.

      Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time, which as of the Closing Date are listed on Exhibit Q hereto.

      Servicing Fee: With respect to each Mortgage Loan (including each REO Property) and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the applicable Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month.

      Servicing Fee Rate: With respect to each Mortgage Loan, 0.50% per annum.

      Servicing Function Participant: Any Subservicer, Subcontractor or other Person engaged by the Servicer, the Master Servicer, the Custodian or the Securities Administrator that is participating in the servicing function with respect to the Mortgage Loans, within the meaning of Item 1122 of Regulation AB.

      Servicing Officer: Any representative or officer of the Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Servicer to the Trustee, the Master Servicer, the Securities Administrator and the Depositor on the Closing Date, as such list may from time to time be amended.

      Servicing Standard: The standards set forth in Section 3.01(c) hereof.

      Servicing Transfer Costs: As defined in Section 3.01(b) hereof.

      Similar Law: As defined in Section 5.02(d) hereof.

      Sponsor: Bank of America, National Association.

      Startup Day: As defined in Section 9.01(b) hereof.

      Stayed Funds: Any payment required to be made under the terms of the Certificates and this Agreement but which is not remitted by the Servicer because the Servicer is the subject of a proceeding under the Bankruptcy Code and the making of such remittance is prohibited by Section 362 of the Bankruptcy Code.

      Stepdown Date: The earlier to occur of (i) the Distribution Date following the Distribution Date on which the aggregate Certificate Principal Balance of the Senior Certificates is reduced to zero and (ii) the later to occur of (x) the Distribution Date in November 2010 and (y) the Distribution Date on which the Credit Enhancement Percentage for the Senior Certificates is greater than or equal to 58.60%.

      Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage backed securities market) of the Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Mortgage Loans as determined by and under the direction or authority of the Servicer, a Subservicer, the Master Servicer, the Securities Administrator or the Custodian.

      Subordinated Certificates: The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class CE and Residual Certificates.

      Subordination Depletion Date: The Distribution Date on which (i) the aggregate Certificate Principal Balance of the Class M and Class B-1 Certificates has been reduced to zero and (ii) the Overcollateralization Amount is reduced to zero.

      Subsequent Recovery: Any amount (net of reimbursable expenses) received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior month.

      Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of some or all of the material servicing functions required to be performed by the Servicer under this Agreement, with respect to some or all of the Mortgage Loans, that are identified in Item 1122(d) of Regulation AB.

      Subservicing Agreement: Any subservicing agreement between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.18.

      Substitution Adjustment Amount: As defined in Section 2.03(d) hereof.

      Swap Account: The trust account created and maintained by the Securities Administrator pursuant to Section 4.09 which shall be entitled "Swap Account, Wells Fargo Bank, N.A., as Securities Administrator, in trust for registered Holders of Asset Backed Funding Corporation Asset-Backed Certificates, Series 2007-WMC1" and which must be an Eligible Account. Amounts on deposit in the Swap Account shall not be invested. The Swap Account shall not be an asset of any REMIC formed under this Agreement.

      Swap Early Termination: The occurrence of an Early Termination Date under the Interest Rate Swap Agreement.

      Swap IO Interest: The regular interest in REMIC 4 entitled to the amounts set forth in the Preliminary Statement hereto.

      Swap LIBOR: As to any Distribution Date, LIBOR (as determined pursuant to the Interest Rate Swap Agreement with respect to such Distribution Date).

      Swap Provider: Credit Suisse International.

      Swap Provider Trigger Event: Any of the following events: (i) an Event of Default (as defined in the Interest Rate Swap Agreement) under the Interest Rate Swap Agreement with respect to which the Swap Provider is a Defaulting Party (as defined in the Interest Rate Swap Agreement) or (ii) a Termination Event (as defined in the Interest Rate Swap Agreement) under the Interest Rate Swap Agreement with respect to which the Swap Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement) or (iii) an Additional Termination Event (as defined in the Interest Rate Swap Agreement) under the Interest Rate Swap Agreement with respect to which the Swap Provider is the sole Affected Party.

      Swap Termination Payment: The payment due under the Interest Rate Swap Agreement upon the early termination of the Interest Rate Swap Agreement.

      Targeted Overcollateralization Amount: As of any Distribution Date, (x) prior to the Stepdown Date, 8.00% of the Pool Balance on the Cut-off Date and
(y) on and after the Stepdown Date, (i) if a Trigger Event has not occurred, the greater of (a) 16.00% of the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (b) the Overcollateralization Floor and (ii) if a Trigger Event has occurred, the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

      Tax Matters Person: The tax matters person or persons appointed pursuant to Section 9.01(e) hereof.

      Tax Returns: The federal income tax returns on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of the REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust for each of the REMICs created pursuant to this Agreement under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

      Termination Price: As defined in Section 10.01(a) hereof.

      Trigger Event: On any Distribution Date, a Trigger Event has occurred if

            (i) the three month rolling average of 60+ Day Delinquent Loans (as a percentage of the Pool Balance as of the last day of the related Collection Period) equals or exceeds the applicable percentages of the Credit Enhancement Percentage as set forth below for the most senior class of Senior, Class M and Class B-1 Certificates then outstanding;

                 Class                                 Percentage
                 -----                                 ----------
          Senior Certificates                            27.30%
         Class M-1 Certificates                          30.08%
         Class M-2 Certificates                          33.47%
         Class M-3 Certificates                          39.60%
         Class M-4 Certificates                          44.69%
         Class M-5 Certificates                          51.28%
         Class M-6 Certificates                          57.35%
         Class M-7 Certificates                          63.49%
         Class M-8 Certificates                          70.48%
         Class M-9 Certificates                          80.40%
         Class B-1 Certificates                         100.00%

or (ii) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Collection Period (reduced by the aggregate amount of Subsequent Recoveries received since the Cut-off Date through the last day of the related Collection Period) divided by the Pool Balance on the Cut-off Date exceeds the applicable percentages set forth below with respect to that Distribution Date:

     Distribution Date Occurring In                    Percentage
     ------------------------------                    ----------
November 2009 through October 2010.        2.30% for the first month, plus an
                                           additional 1/12th of 3.50% for each
                                           month thereafter,
November 2010 through October 2011.        5.80% for the first month, plus an
                                           additional 1/12th of 3.20% for each
                                           month thereafter,
November 2011 through October 2012.        9.00% for the first month, plus an
                                           additional 1/12th of 1.75% for each
                                           month thereafter,
November 2012 through October 2013.        10.75% for the first month, plus an
                                           additional 1/12th of 0.75% for each
                                           month thereafter,
November 2013 and thereafter.......                      11.50%

      Trust: ABFC 2007-WMC1 Trust, the trust created hereunder.

      Trust Fund: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which five REMIC elections are to be made, such entire Trust Fund consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under the WMC Sale Agreement and the Mortgage Loan Purchase Agreement (including any security interest created thereby), (v) the rights of the Trust under the Interest Rate Swap Agreement and (vi) the Collection Account, the Distribution Account, the Swap Account, the Cap Carryover Reserve Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

      Trust REMIC: Any of REMIC 1, REMIC 2, REMIC 3, REMIC 4 or REMIC 5.

      Trustee: U.S. Bank National Association, a national banking association, or any successor Trustee appointed as herein provided.

      Uncertificated Accrued Interest: With respect to each interest-bearing REMIC 1 Regular Interest, REMIC 2 Regular Interest, REMIC 3 Regular Interest and REMIC 4 Regular Interest (other than the Class Swap IO REMIC 4 Regular Interest or the Class CE REMIC 4 Regular Interest) on each Distribution Date, an amount equal to one month's interest at the related Pass-Through Rate on the Uncertificated Balance of such REMIC Regular Interest. With respect to the Class CE REMIC 4 Regular Interest on each Distribution Date, an amount equal to one month's interest at its Pass-Through Rate on its Notional Amount. With respect to the Class Swap-IO REMIC 4 Regular Interest, 100% of the amount distributable on the REMIC 3 Regular Interest LTIO. In each case, Uncertificated Accrued Interest will be reduced by any Relief Act Interest Shortfalls as provided in
Section 4.08(f).

      Uncertificated Balance: The amount of any REMIC 1 Regular Interest, REMIC 2 Regular Interest, REMIC 3 Regular Interest (other than REMIC 3 Regular Interest LTIO) or REMIC 4 Regular Interest (other than Class CE REMIC 4 Regular Interest and Class Swap IO REMIC 4 Regular Interest) outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each such REMIC Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Balance. On each Distribution Date, the Uncertificated Balance of each such REMIC Regular Interest shall be reduced by all distributions of principal made on such REMIC Regular Interest on such Distribution Date pursuant to Section 4.08 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.08(b). The Uncertificated Balance of REMIC 3 Regular Interest LTZZ shall be increased by interest deferrals as provided in Section 4.08(a)(i). With respect to REMIC 3 Regular Interest LTIO, its Uncertificated Notional Amount. With respect to the Class CE REMIC 4 Regular Interest and each Distribution Date, an amount equal to the excess, if any, of the aggregate Uncertificated Balances of the REMIC 3 Regular Interests (other than REMIC 3 Regular Interest LTIO) over the aggregate Certificate Principal Balance of the Offered Certificates and Class B-1 Certificates. The Uncertificated Balance of each REMIC 1 Regular Interest, REMIC 2 Regular Interest, REMIC 3 Regular Interest or REMIC 4 Regular Interest, as applicable, shall never be less than zero.

      Uncertificated Notional Amount: With respect to REMIC 3 Regular Interest LTIO and each Distribution Date listed below, the aggregate Uncertificated Balances of the REMIC 2 Regular Interests ending with the designation "A" listed below:

                    Distribution
                        Date          REMIC 2 Regular Interests
                        ----          -------------------------
                         1               I-1-A through I-48-A
                         2               I-2-A through I-48-A
                         3               I-3-A through I-48-A
                         4               I-4-A through I-48-A
                         5               I-5-A through I-48-A
                         6               I-6-A through I-48-A
                         7               I-7-A through I-48-A
                         8               I-8-A through I-48-A
                         9               I-9-A through I-48-A
                         10             I-10-A through I-48-A
                         11             I-11-A through I-48-A
                         12             I-12-A through I-48-A
                         13             I-13-A through I-48-A
                         14             I-14-A through I-48-A
                         15             I-15-A through I-48-A
                         16             I-16-A through I-48-A
                         17             I-17-A through I-48-A
                         18             I-18-A through I-48-A
                         19             I-19-A through I-48-A
                         20             I-20-A through I-48-A
                         21             I-21-A through I-48-A
                         22             I-22-A through I-48-A
                         23             I-23-A through I-48-A
                         24             I-24-A through I-48-A
                         25             I-25-A through I-48-A
                         26             I-26-A through I-48-A
                         27             I-27-A through I-48-A
                         28             I-28-A through I-48-A
                         29             I-29-A through I-48-A
                         30             I-30-A through I-48-A
                         31             I-31-A through I-48-A
                         32             I-32-A through I-48-A
                         33             I-33-A through I-48-A
                         34             I-34-A through I-48-A
                         35             I-35-A through I-48-A
                         36             I-36-A through I-48-A
                         37             I-37-A through I-48-A
                         38             I-38-A through I-48-A
                         39             I-39-A through I-48-A
                         40             I-40-A through I-48-A
                         41             I-41-A through I-48-A
                         42             I-42-A through I-48-A
                         43             I-43-A through I-48-A
                         44             I-44-A through I-48-A
                         45             I-45-A through I-48-A
                         46             I-46-A through I-48-A
                         47             I-47-A through I-48-A
                         48             I-48-A through I-48-A
                         49               thereafter $0.00

      With respect to the Class Swap IO REMIC 4 Regular Interest and any Distribution Date, an amount equal to the Uncertificated Notional Amount of the REMIC 3 Regular Interest LTIO.

      With respect to the Class Swap IO REMIC 5 Regular Interest and any Distribution Date, an amount equal to the Uncertificated Notional Amount of the Class Swap IO REMIC 4 Regular Interest.

      Uncertificated REMIC 1 Pass-Through Rate: With respect to REMIC 1 Regular Interest Group 1, the Weighted Average Net Mortgage Interest Rate of the Group 1 Mortgage Loans. With respect to REMIC 1 Regular Interest Group 2, the Weighted Average Net Mortgage Interest Rate of the Group 2 Mortgage Loans.

      Uncertificated REMIC 2 Pass-Through Rate: With respect to REMIC 2 Regular Interest I, a per annum rate equal to the weighted average of the Uncertificated REMIC 1 Pass-Through Rates for the REMIC 1 Regular Interests, weighted on the basis of the Uncertificated Balance of such REMIC 1 Regular Interest for such Distribution Date. With respect to each REMIC 2 Regular Interest ending with the designation "A," a per annum rate equal to the weighted average of the Uncertificated REMIC 1 Pass Through Rates for the REMIC 1 Regular Interests, weighted on the basis of the Uncertificated Balance of such REMIC 1 Regular Interest for such Distribution Date multiplied by 2, subject to a maximum rate of 8.960%. With respect to each REMIC 2 Regular Interest ending with the designation "B," the excess, if any, of (i) 2 multiplied by the weighted average of the Uncertificated REMIC 1 Pass Through Rates for the REMIC 1 Regular Interests, weighted on the basis of the Uncertificated Balance of such REMIC 1 Regular Interest for such Distribution Date over (ii) 8.960% (or 0.00% if there is no such excess).

      Uncertificated REMIC 3 Pass-Through Rate: With respect to REMIC 3 Regular Interest LTAA, the REMIC 3 Corresponding Marker Interests, REMIC 3 Regular Interest LTZZ and REMIC 3 Regular Interest LTP, a per annum rate (but not less than zero) equal to the weighted average of (x) with respect to REMIC 2 Regular Interests ending with the designation "B," the weighted average of the Uncertificated REMIC 2 Pass-Through Rates for such REMIC 2 Regular Interests, weighted on the basis of the Uncertificated Balance of such REMIC 2 Regular Interests for each such Distribution Date and (y) with respect to REMIC 2 Regular Interests ending with the designation "A," for each Distribution Date listed below, the weighted average of the rates listed below for each such REMIC 2 Regular Interest listed below, weighted on the basis of the Uncertificated Balance of each such REMIC 2 Regular Interest for each such Distribution Date:

Distribution        REMIC 2 Regular
    Date               Interest                     Pass-Through Rate
    ----               --------                     -----------------

      1         I-1-A through I-48-A    2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

      2         I-2-A through I-48-A    2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A                   Uncertificated REMIC 2 Pass-Through Rate

      3         I-3-A through I-48-A    2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A and I-2-A         Uncertificated REMIC 2 Pass-Through Rate

      4         I-4-A through I-48-A    2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-3-A     Uncertificated REMIC 2 Pass-Through Rate

      5         I-5-A through I-48-A    2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-4-A     Uncertificated REMIC 2 Pass-Through Rate

      6         I-6-A through I-48-A    2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-5-A     Uncertificated REMIC 2 Pass-Through Rate

      7         I-7-A through I-48-A    2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-6-A     Uncertificated REMIC 2 Pass-Through Rate

      8         I-8-A through I-48-A    2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-7-A     Uncertificated REMIC 2 Pass-Through Rate

      9         I-9-A through I-48-A    2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-8-A     Uncertificated REMIC 2 Pass-Through Rate

     10         I-10-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-9-A     Uncertificated REMIC 2 Pass-Through Rate

     11         I-11-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-10-A    Uncertificated REMIC 2 Pass-Through Rate

     12         I-12-A through I-48-A
                                        2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC 2 Pass-Through Rate

                I-1-A through I-11-A    Uncertificated REMIC 2 Pass-Through Rate

     13         I-13-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-12-A    Uncertificated REMIC 2 Pass-Through Rate

     14         I-14-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-13-A    Uncertificated REMIC 2 Pass-Through Rate

     15         I-15-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-14-A    Uncertificated REMIC 2 Pass-Through Rate

     16         I-16-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-15-A    Uncertificated REMIC 2 Pass-Through Rate

     17         I-17-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-16-A    Uncertificated REMIC 2 Pass-Through Rate

     18         I-18-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-17-A    Uncertificated REMIC 2 Pass-Through Rate

     19         I-19-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-18-A    Uncertificated REMIC 2 Pass-Through Rate

     20         I-20-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-19-A    Uncertificated REMIC 2 Pass-Through Rate

     21         I-21-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-20-A    Uncertificated REMIC 2 Pass-Through Rate

     22         I-22-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-21-A    Uncertificated REMIC 2 Pass-Through Rate

     23         I-23-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-22-A    Uncertificated REMIC 2 Pass-Through Rate

     24         I-24-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-23-A    Uncertificated REMIC 2 Pass-Through Rate

     25         I-25-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-24-A    Uncertificated REMIC 2 Pass-Through Rate

     26         I-26-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-25-A    Uncertificated REMIC 2 Pass-Through Rate

     27         I-27-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-26-A    Uncertificated REMIC 2 Pass-Through Rate

     28         I-28-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-27-A    Uncertificated REMIC 2 Pass-Through Rate

     29         I-29-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-28-A    Uncertificated REMIC 2 Pass-Through Rate

     30         I-30-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-29-A    Uncertificated REMIC 2 Pass-Through Rate

     31         I-31-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-30-A    Uncertificated REMIC 2 Pass-Through Rate

     32         I-32-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-31-A    Uncertificated REMIC 2 Pass-Through Rate

     33         I-33-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-32-A    Uncertificated REMIC 2 Pass-Through Rate

     34         I-34-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-33-A    Uncertificated REMIC 2 Pass-Through Rate

     35         I-35-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-34-A    Uncertificated REMIC 2 Pass-Through Rate

     36         I-36-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-35-A    Uncertificated REMIC 2 Pass-Through Rate

     37         I-37-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-36-A    Uncertificated REMIC 2 Pass-Through Rate

     38         I-38-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-37-A    Uncertificated REMIC 2 Pass-Through Rate

     39         I-39-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-38-A    Uncertificated REMIC 2 Pass-Through Rate

     40         I-40-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-39-A    Uncertificated REMIC 2 Pass-Through Rate

     41         I-41-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-40-A    Uncertificated REMIC 2 Pass-Through Rate

     42         I-42-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-41-A    Uncertificated REMIC 2 Pass-Through Rate

     43         I-43-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-42-A    Uncertificated REMIC 2 Pass-Through Rate

     44         I-44-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-43-A    Uncertificated REMIC 2 Pass-Through Rate

     45         I-45-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-44-A    Uncertificated REMIC 2 Pass-Through Rate

     46         I-46-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-45-A    Uncertificated REMIC 2 Pass-Through Rate

     47         I-47-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-46-A    Uncertificated REMIC 2 Pass-Through Rate

     48         I-48-A through I-48-A   2 multiplied by Swap LIBOR, subject to a
                                        maximum rate of Uncertificated REMIC 2
                                        Pass-Through Rate

                I-1-A through I-47-A    Uncertificated REMIC 2 Pass-Through Rate

 thereafter     I-1-A through I-48-A    Uncertificated REMIC 2 Pass-Through Rate

      With respect to REMIC 3 Regular Interest LTIO and (i) Distribution Dates 1 through 48, a per annum rate equal to the excess, if any, of (x) the weighted average of the Uncertificated REMIC 2 Pass-Through Rates for REMIC 2 Regular Interests including the designation "A," over (y) 2 times Swap LIBOR (or 0.00% if there is no such excess) and (ii) thereafter, 0.00%.

      Uncertificated REMIC 4 Pass-Through Rate: As set forth in the Preliminary Statement.

      Underwriter's Exemption: An exemption listed in, and amended by, Prohibited Transaction Exemption 2007-5, 72 Fed. Reg. 13130 (2007), or any successor exemption.

      United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person; provided, that for purposes of the definition of a "Permitted Transferee," a U.S. Person shall not include any person whose income is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person.

      Unpaid Realized Loss Amount: For the Class A-1B Certificates, any Class of Class M Certificates or the Class B-1 Certificates and as to any Distribution Date, the excess of (x) the aggregate Applied Realized Loss Amounts allocated to such Class for all prior Distribution Dates over (y) the sum of (a) the cumulative amount of any Subsequent Recoveries allocated to such Class, (b) the aggregate Realized Loss Amortization Amounts with respect to such Class for all prior Distribution Dates and (c) the cumulative amount of Unpaid Realized Loss Amounts reimbursed to such Class for all prior Distribution Dates from the Trust.

      Value: With respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, such amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator's underwriting guidelines and (ii) the purchase price paid for such Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely on clause (i).

      Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. The Voting Rights allocated among Holders of the Offered Certificates and the Class B-1 Certificates shall be 98%, and shall be allocated among each such Class according to the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of all the Certificates of such Class then outstanding and the denominator of which is the aggregate Certificate Principal Balance of all the Offered Certificates and the Class B-1 Certificates then outstanding. The Voting Rights allocated to each such Class of Certificates shall be allocated among all holders of each such Class in proportion to the outstanding Certificate Principal Balance of such Certificates; provided, however, that any Certificate registered in the name of the Servicer, the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates shall not be included in the calculation of Voting Rights; provided that only such Certificates as are known by a Responsible Officer of the Securities Administrator to be so registered will be so excluded. 1% of all the Voting Rights will be allocated to the Holders of each of the Class CE and Class P Certificates. The Residual Certificates shall have no Voting Rights.

      Weighted Average Net Maximum Mortgage Interest Rate: The weighted average (based on Principal Balance as of the first day of the related Collection Period or, in the case of the first Distribution Date, the Cut-off Date) of the Net Maximum Mortgage Interest Rates of the Mortgage Loans, expressed for each such Mortgage Loan as an annual rate and calculated on the basis of twelve months consisting of 30 days each and a 360 day year.

      Weighted Average Net Mortgage Interest Rate: The weighted average (based on Principal Balance as of the first day of the related Collection Period or, in the case of the first Distribution Date, the Cut-off Date) of the Net Mortgage Interest Rates of the Mortgage Loans, the Group 1 Mortgage Loans or the Group 2 Mortgage Loans, as applicable, expressed for each such Mortgage Loan as an annual rate and calculated on the basis of twelve months consisting of 30 days each and a 360 day year.

      WHFIT: A "Widely Held Fixed Investment Trust" as that term is defined in Treasury regulations section 1.671-5(b)(22) or successor provisions.

      WHFIT Regulations: Treasury regulations section 1.671-5, as amended.

      WHMT: A "Widely Held Mortgage Trust" as that term is defined in Treasury regulations section 1.671-5(b)(23) or successor provisions.

      WMC Sale Agreement: The Mortgage Loan Purchase Agreement, dated as of June 1, 2007, by and between Bank of America, National Association, as purchaser, and WMC Mortgage Corp., as amended by the Assignment, Assumption and Recognition Agreement, dated November 5, 2007, among the Seller, the Depositor, the Trustee and WMC Mortgage Corp.

      Written Order to Authenticate: A written order by which the Depositor directs the Securities Administrator to execute, authenticate and deliver the Certificates.

      Section 1.02. Accounting.

      Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

      Section 1.03. Rights of the NIMS Insurer.

      Each of the rights of the NIMS Insurer set forth in this Agreement shall exist so long as (i) the NIMS Insurer has undertaken to guarantee certain payments of notes issued pursuant to the Indenture and (ii) any series of notes issued pursuant to the Indenture remains outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such notes; provided, however, the NIMS Insurer shall not have any rights hereunder (except pursuant to Section
11.01 in the case of clause (ii) below) during the period of time, if any, that
(i) the NIMS Insurer has not undertaken to guarantee certain payments of notes issued pursuant to the Indenture or (ii) any default has occurred and is continuing under the insurance policy issued by the NIMS Insurer with respect to such notes.

      Section 1.04. Fiscal Year

      The fiscal year of the Trust will be the calendar year.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

      Section 2.01. Conveyance of Mortgage Loans.

      The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) each Mortgage Loan identified on the Mortgage Loan Schedules, including the related Cut-off Date Principal Balance, all interest accruing thereon after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date;
(ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) all other assets included or to be included in the Trust Fund; (v) all proceeds of any of the foregoing; (vi) the rights of the Depositor under the Consulting Agreement; and
(vii) the rights of the Depositor under the WMC Sale Agreement and the Mortgage Loan Purchase Agreement (including, without limiting any of the foregoing, all of the benefits of the guarantee provided by General Electric Capital Corporation in Section 5(f) of the WMC Sale Agreement). Such assignment includes all interest and principal due to the Depositor or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

      In connection with such transfer and assignment, the Depositor does hereby deliver to and deposit with the Trustee, or the Custodian on behalf of the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so transferred and assigned (with respect to each Mortgage Loan, a "Mortgage File"):

            (i) the original Mortgage Note, endorsed in blank or with respect to any lost Mortgage Note, an original Lost Note Affidavit, together with a copy of the related Mortgage Note;

            (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

            (iii) an original Assignment (which may be in blank), in form and substance acceptable for recording; provided, however, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) an original copy of any intervening Assignment showing a complete chain of assignments;

            (v) the original or a certified copy of lender's title insurance policy; and

            (vi) the original or copies of each assumption, modification, written assurance or substitution agreement, if any.

      The Trustee, or the Custodian on behalf of the Trustee, agrees to execute and deliver to the Depositor with respect to the Mortgage Loans, on or prior to the Closing Date, an acknowledgment of receipt of the original Mortgage Notes relating to the Mortgage Loans (with any exceptions noted), substantially in the form attached as Exhibit F-3 hereto.

      Notwithstanding the foregoing, the Servicer shall not be responsible or liable for any loss that occurs because an Assignment was not recorded by the Seller or the Depositor subsequent to the Seller's purchase of the Mortgage Loans, including but not limited to, any failure of the Servicer to receive notices related to such Assignment.

      If any of the documents referred to in Section 2.01(ii), (iii) or (iv) above have as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee, or the Custodian on the Trustee's behalf, no later than the Closing Date, of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Trustee, or the Custodian on the Trustee's behalf, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. The Depositor shall deliver or cause to be delivered to the Trustee, or the Custodian on the Trustee's behalf, promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

      Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 120 days to cure such defect or 150 days following the Closing Date, in the case of missing Mortgages or Assignments or deliver such missing document to the Trustee, or the Custodian on the Trustee's behalf. If the Seller does not cure such defect or deliver such missing document within such time period, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with
Section 2.03.

      No recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee and the Securities Administrator an unqualified Opinion of Counsel reasonably acceptable to the Trustee and the Securities Administrator to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the Originator or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date. As of the date hereof, recordation is not required in any state by any Rating Agency to obtain the initial ratings of the Certificates.

      The Depositor herewith delivers to the Trustee executed copies of the WMC Sale Agreement and the Mortgage Loan Purchase Agreement.

      It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a "High Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act, effective January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act, effective January 1, 2005.

      Concurrently with the execution and delivery of this Agreement, the Depositor shall deliver the Mortgage Loan Schedules to the Trustee, the Custodian, the Securities Administrator, the Master Servicer and the Servicer. The Depositor and the Trustee shall provide a copy of the Mortgage Loan Schedules to any Certificateholders upon written request made to it at the addresses set forth on Exhibit D, as the same may be amended from time to time by written notice from such party to the other parties hereto.

      Section 2.02. Acceptance by Trustee or Custodian.

      The Trustee, or the Custodian on behalf of the Trustee, acknowledges the receipt of, subject to the provisions of Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, the documents referred to in Section 2.01 above and all other assets included in the definition of "Trust Fund" and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Fund" in trust for the exclusive use and benefit of all present and future Certificateholders.

      The Trustee, or the Custodian on behalf of the Trustee, agrees, for the benefit of the Certificateholders, to review each Mortgage File within 60 days after the Closing Date, with respect to each Mortgage Loan (or, with respect to any document delivered after the Startup Day), within 60 days of receipt and with respect to any Eligible Substitute Mortgage Loan, within 60 days after the assignment thereof) and deliver to the Depositor, the Master Servicer, the Servicer and the NIMS Insurer an initial certification substantially in the form attached hereto as Exhibit F-1 that, as to each Mortgage Loan listed in the Mortgage Loan Schedules (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2.01 of this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedules that corresponds to items (1), (2), (7), (8) and (10) of the Mortgage Loan Schedules accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Trustee, or the Custodian on the Trustee's behalf, is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

      Prior to the first anniversary date of this Agreement, the Trustee, or the Custodian on the Trustee's behalf, shall deliver to the Depositor, the Master Servicer, the Servicer and the NIMS Insurer a final certification in the form annexed hereto as Exhibit F-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

      If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above the Trustee, or the Custodian on the Trustee's behalf, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee, or the Custodian on the Trustee's behalf, shall so notify the Seller, the Depositor, the Master Servicer, the NIMS Insurer and the Servicer. In addition, upon the discovery by the Originator, the Seller, the Depositor, the NIMS Insurer, the Trustee, the Custodian, the Master Servicer, the Securities Administrator or the Servicer (or upon receipt by the Trustee, or the Custodian on the Trustee's behalf, of written notification of such breach) of a breach of any of the representations and warranties made by the Originator in the WMC Sale Agreement or the Seller in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. Notwithstanding the foregoing, any breach of a Deemed Material and Adverse Representation with respect to a Mortgage Loan shall automatically be deemed to materially and adversely affect such Mortgage Loan or the interest of the related Certificateholders therein.

      The Depositor and the Trustee intend that the assignment and transfer herein contemplated constitute a sale of the Mortgage Loans and the Related Documents, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee and that such property not be part of the Depositor's estate or property of the Depositor in the event of any insolvency by the Depositor. In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and does hereby grant to the Trustee, on behalf of the Trust, a first priority perfected security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and the Related Documents, and that this Agreement shall constitute a security agreement under applicable law.

      The Depositor hereby directs the Securities Administrator to execute, deliver and perform its obligations, on behalf of the Trust, under the Interest Rate Swap Agreement and to make the representations of the Trust contained therein. The Trustee, the Servicer and the Depositor acknowledge and agree that
(i) the Securities Administrator shall execute, deliver and perform its obligations under the Interest Rate Swap Agreement and shall do so solely in its capacity as Securities Administrator on behalf of the Trust under the Agreement and not in its individual capacity, (ii) the Securities Administrator shall have no responsibility for the contents of such Interest Rate Swap Agreement and
(iii) each of the representations and warranties contained in the Interest Rate Swap Agreement made on the part of the Trust is made and intended for the purpose of binding the Trust only. Notwithstanding anything to the contrary contained herein or in the Interest Rate Swap Agreement, the Securities Administrator shall not be required to make any payments from its own funds to the Swap Provider.

      Section 2.03. Repurchase or Substitution of Mortgage Loans by the Originator or the Seller.

      (a) Upon discovery or receipt of written notice of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by the Originator or the Seller of any representation or warranty under the WMC Sale Agreement or the Mortgage Loan Purchase Agreement, as applicable, in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan, Prepayment Charge or the interest therein of the Certificateholders, the Trustee, or the Custodian on the Trustee's behalf, shall promptly notify the Originator or the Seller, as the case may be, the Servicer, the Master Servicer and the NIMS Insurer of such defect, missing document or breach and request that, in the case of a defective or missing document, the Seller cure such defect or deliver such missing document within 120 days from the date the Seller was notified of such missing document or defect or, in the case of a beach of a representation or warranty, request the Originator or the Seller, as applicable, to cure such breach within 90 days (or such other period of time specified in the WMC Sale Agreement) from the date the Originator or the Seller, as the case may be, was notified of such breach. Notwithstanding the foregoing, any breach of a Deemed Material and Adverse Representation with respect to a Mortgage Loan shall automatically be deemed to materially and adversely affect such Mortgage Loan and the interest of the Certificateholders therein. If the Seller does not deliver such missing document or cure such defect or if the Originator or the Seller, as applicable, does not cure such breach in all material respects during such period, the Trustee shall enforce the Originator's or the Seller's obligation, as the case may be, under the WMC Sale Agreement or the Mortgage Loan Purchase Agreement, as the case may be, and cause the Originator or the Seller, as applicable, to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such period (subject to Section 2.03(d)). In addition, with respect to each Mortgage Loan that is to be repurchased by the Originator, the Securities Administrator shall notify the Seller of (i) the Purchase Price for such Mortgage Loan and (ii) the amount that is remitted by the Originator in the connection with the repurchase of such Mortgage Loan. In connection therewith, the Trustee shall enforce the Seller's obligation, if any, under the Mortgage Loan Purchase Agreement to remit the BANA Purchase Price Adjustment Amount to the Securities Administrator for deposit into the Distribution Account pursuant to section 3.06(b). The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Distribution Account, and the Trustee, or the Custodian on behalf of the Trustee, upon receipt of written notice from the Securities Administrator of such deposit (including, with respect to each Mortgage Loan repurchased by the Originator, the receipt of the BANA Purchase Price Adjustment Amount, if any, from the Seller in connection therewith), shall release to the Originator or the Seller, as the case may be, the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Originator or the Seller, as applicable, shall furnish to it and as shall be necessary to vest in the Originator or the Seller, as the case may be, any Mortgage Loan released pursuant hereto and the Trustee or the Custodian, as the case may be, shall have no further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Defective Mortgage Loan) and substitute one or more Eligible Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(c).

      With respect to the representations and warranties set forth in the WMC Sale Agreement or the Mortgage Loan Purchase Agreement that are made to the best of the Originator's or the Seller's knowledge, as applicable, or as to which the Originator or the Seller, as the case may be, has no knowledge, if it is discovered by the Depositor, the Servicer, the Securities Administrator, the Master Servicer, the NIMS Insurer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, Prepayment Charge or the interest therein of the Certificateholders then, notwithstanding the Originator's or the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty. The Seller will be obligated to repurchase such Mortgage Loans to the extent required pursuant to Section 3.01 of the Mortgage Loan Purchase Agreement.

      It is understood and agreed that the representations and warranties set forth in the WMC Sale Agreement or the Mortgage Loan Purchase Agreement shall survive delivery of the Mortgage Files to the Custodian on the Closing Date and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Originator and the Seller set forth in this Section 2.03(a) to cure, substitute for or repurchase a Mortgage Loan pursuant to the WMC Sale Agreement or the Mortgage Loan Purchase Agreement, as applicable, and to pay the Reimbursement Amount and the BANA Purchase Price Adjustment Amount constitute the sole remedies available to the Certificateholders and to the Trustee on their behalf respecting a breach of the representations and warranties contained in the WMC Sale Agreement and the Mortgage Loan Purchase Agreement.

      The representations and warranties of the Originator with respect to the Mortgage Loans in the WMC Sale Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in the WMC Sale Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of the Originator under the WMC Sale Agreement and (ii) a representation or warranty of the Seller under the Mortgage Loan Purchase Agreement (other than Seller's representations with respect to predatory and abusive lending laws in Section 3.01(xi) and 3.01(xix) of the Mortgage Loan Purchase Agreement), the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee's right to enforce the obligations of the Originator under any applicable representation or warranty made by it under the WMC Sale Agreement. The Trustee acknowledges that the Seller shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans (except as otherwise set forth in this paragraph and except as otherwise set forth in the Mortgage Loan Purchase Agreement) if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the Originator in the WMC Sale Agreement, without regard to whether the Originator fulfills its contractual obligations in respect of such representation or warranty. In addition, the Originator shall be obligated to pay the Reimbursement Amount and, to the extent the Originator fails to do so, the Trustee shall be entitled to enforce the Seller's obligation to pay the Reimbursement Amount. In any event, the Reimbursement Amount shall be delivered to the Servicer for deposit into the Collection Account within 10 days from the date the Seller was notified by the Securities Administrator, the Master Servicer, the Servicer or the Trustee of the Reimbursement Amount.

      (b) Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Servicer shall cure such breach in all material respects.

      (c) Any substitution of Eligible Substitute Mortgage Loans for Defective Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Defective Mortgage Loan for which the Seller substitutes an Eligible Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller delivering to the Trustee, or the Custodian on the Trustee's behalf, for such Eligible Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, or the Custodian on the Trustee's behalf, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an officers' certificate providing that each such Eligible Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment Amount (as described below), if any, in connection with such substitution. The Trustee, or the Custodian on the Trustee's behalf, shall acknowledge receipt for such Eligible Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, shall review such documents as specified in Section 2.02 and deliver to the Master Servicer, the Depositor and the NIMS Insurer, with respect to such Eligible Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit F-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee, or the Custodian on the Trustee's behalf, shall deliver to the Master Servicer, the Depositor and the NIMS Insurer a certification substantially in the form of Exhibit F-2 hereto with respect to such Eligible Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Defective Mortgage Loan in the Collection Period or Prepayment Period, as applicable, preceding the date of substitution and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Defective Mortgage Loan. The Master Servicer shall amend the applicable Mortgage Loan Schedule to reflect the removal of such Defective Mortgage Loan from the terms of this Agreement and the substitution of the Eligible Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee, the Custodian and the NIMS Insurer. Upon such substitution, such Eligible Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and the Mortgage Loan Purchase Agreement, including all applicable representations and warranties thereof included in the WMC Sale Agreement and the Mortgage Loan Purchase Agreement as of the date of substitution.

      For any month in which the Seller substitutes one or more Eligible Substitute Mortgage Loans for one or more Defective Mortgage Loans, the Seller will determine the amount (the "Substitution Adjustment Amount"), if any, by which the aggregate Purchase Price of all such Defective Mortgage Loans exceeds the aggregate, as to each such Eligible Substitute Mortgage Loan, of the principal balance thereof as of the date of substitution, together with one month's interest on such principal balance at the applicable Net Mortgage Interest Rate. On the date of such substitution, the Seller will deliver or cause to be delivered to the Securities Administrator for deposit in the Distribution Account an amount equal to the Substitution Adjustment Amount, if any, and the Trustee, or the Custodian on behalf of the Trustee, upon receipt of the related Eligible Substitute Mortgage Loan or Loans and notice by the Securities Administrator of such deposit, shall release to the Seller, the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Defective Mortgage Loan released pursuant hereto. In addition, the Seller shall obtain at its own expense and deliver to the Trustee and the NIMS Insurer an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(l) of the Code or on "contributions after the startup date" under Section 860G(d)(l) of the Code, or
(b) any REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

      (d) Upon discovery by the Originator, the Seller, the Servicer, any NIMS Insurer, the Trustee or the Custodian that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Originator or the Seller, as applicable, shall repurchase or, in the case of the Seller only, subject to the limitations set forth in Section 2.03(c), substitute one or more Eligible Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. In addition, upon discovery that a Mortgage Loan is defective in a manner that would cause it to be a "defective obligation" within the meaning of Treasury regulations relating to REMICs, the Originator or the Seller, as the case may be, shall cure the defect or make the required purchase or, with respect to the Seller only, substitution no later than 90 days after the discovery of the defect. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a). The Trustee, or the Custodian on behalf of the Trustee, shall reconvey to the Originator or the Seller, as applicable, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

      Section 2.04. [Reserved].

      Section 2.05. Representations, Warranties and Covenants of the Servicer.

      The Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee and the Certificateholders and to the Depositor, the Master Servicer, the Securities Administrator and the NIMS Insurer that as of the Closing Date or as of such date specifically provided herein:

            (i) The Servicer is an entity duly organized, validly existing and in good standing under the laws of its organizational jurisdiction and has all licenses necessary to carry on its business as now being conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Servicer to conduct its business as it is presently conducted, and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer or to ensure the enforceability or validity of each Mortgage Loan; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

            (ii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the organizational documents of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

            (iii) The Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

            (iv) This Agreement, and all documents and instruments contemplated hereby which are executed and delivered by the Servicer, constitute and will constitute valid, legal and binding obligations of the Servicer, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally (whether considered in a proceeding at law or in equity);

            (v) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

            (vi) There is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against the Servicer that, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or that would draw into question the validity or enforceability of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or that would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

            (vii) No consent, approval or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained;

            (viii) No information in this Agreement provided by the Servicer nor any information, certificate of an officer, statement furnished in writing or report delivered to the Trustee, the Custodian, the Master Servicer, the Depositor or the Securities Administrator by the Servicer in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and

            (ix) From and after the date the servicing with respect to the Mortgage Loans was transferred to the Servicer, the Servicer has fully furnished, and shall continue to fully furnish for so long as it is servicing the Mortgage Loans hereunder, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company, the three national credit reporting agencies, on a monthly basis.

      It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee, or the Custodian on the Trustee's behalf, and shall inure to the benefit of the Trustee, the Depositor, the Master Servicer, the Securities Administrator, the NIMS Insurer and the Certificateholders. Upon discovery by any of the Depositor, the Servicer, the NIMS Insurer, the Custodian or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Charge or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties hereto.

      Upon discovery by any of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian or the Trustee of a breach of any of the representations and warranties set forth in this Section 2.05, the party discovering such breach shall give prompt written notice, which shall not exceed two days, to the other parties. The Securities Administrator shall consult with the Depositor to determine if any such breach is material and any breach determined by the Depositor to be material shall be included by the Securities Administrator on the next Distribution Date Statement prepared pursuant to
Section 4.06.

      Section 2.06. Representations and Warranties of the Master Servicer.

      The Master Servicer represents and warrants to the Trust and the Trustee on behalf of the Certificateholders and to the Servicer, the Depositor and the NIMS Insurer as follows:

            (i) The Master Servicer is a national banking association duly organized and validly existing in good standing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property securing a Mortgage Loan is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Master Servicer. The Master Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Master Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Master Servicer to make this Agreement valid and binding upon the Master Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Master Servicer or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Master Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Master Servicer, threatened against the Master Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer, or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would materially impair the ability of the Master Servicer to perform under the terms of this Agreement.

      The representations and warranties made pursuant to this Section 2.06 shall survive delivery of the respective Mortgage Files to the Trustee or to the Custodian on the Trustee's behalf and shall inure to the benefit of the Certificateholders.

      Section 2.07. Representations and Warranties of the Depositor.

      The Depositor represents and warrants to the Trust and the Trustee on behalf of the Certificateholders and to the Servicer, the Master Servicer, the Securities Administrator and the NIMS Insurer as follows:

            (i) This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

            (ii) Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and marketable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

            (iii) As of the Closing Date, the Depositor has transferred all right, title interest in the Mortgage Loans to the Trustee on behalf of the Trust;

            (iv) The Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors;

            (v) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

            (vi) The Depositor is not in violation of its certificate of incorporation or by laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

            (vii) The execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated thereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or, to the knowledge of the Depositor, constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by laws of the Depositor or, to the best of the Depositor's knowledge without independent investigation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement);

            (viii) To the best of the Depositor's knowledge without any independent investigation, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance of the Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under state securities or Blue Sky laws, (b) have been previously obtained or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement; and

            (ix) There are no actions, proceedings or investigations pending before or, to the Depositor's knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor;
      (b) asserting the invalidity of this Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by this Agreement, as the case may be; or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

      Section 2.08. Issuance of Certificates and the REMIC Regular Interests.

      The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it, or the Custodian on the Trustee's behalf, of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02, and the Trustee acknowledges the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Securities Administrator, pursuant to the Written Order to Authenticate executed by an officer of the Depositor, has executed, and the Certificate Registrar has authenticated and delivered to or upon the order of the Depositor, the Certificates (other than the Class CE, Class P and Residual Certificates) in minimum dollar denominations of $25,000 and integral dollar multiples of $1 in excess. The Class CE and Class P Certificates are issuable in minimum Percentage Interests of 1% provided, however, at no time shall there be more than ten (10) Certificates of each such Class. Each Class of Residual Certificate is issuable only as a single certificate. The Securities Administrator acknowledges the issuance of the uncertificated REMIC 1 Regular Interests and declares that it holds such regular interests as assets of REMIC 2. The Securities Administrator acknowledges the issuance of the uncertificated REMIC 2 Regular Interests and declares that it holds such regular interests as assets of REMIC 3. The Securities Administrator acknowledges the issuance of the uncertificated REMIC 3 Regular Interests and declares that it holds such regular interests as assets of REMIC 4. The Securities Administrator acknowledges the uncertificated Class CE REMIC 4 Regular Interest and Uncertificated Class Swap IO REMIC Regular Interest and declares that it holds such regular interests as assets of REMIC 5. The Securities Administrator acknowledges the obligation of the Class CE Certificates to pay Cap Carryover Amounts, and declares that it holds the same as assets of the Grantor Trust on behalf of the Holders of the Offered Certificates and Class B-1 Certificates, which shall be treated as beneficially owning the right to receive the Cap Carryover Amounts from the Grantor Trust. In addition to the assets described in the preceding sentence, the assets of the Grantor Trust shall also include (i) Prepayment Charges any Servicer Prepayment Charge Payment Amounts and the beneficial interest of the Class P Certificates with respect thereto and (ii) the Interest Rate Swap Agreement, the Swap Account, the Cap Carryover Reserve Account and the beneficial interest of the Class CE Certificates with respect thereto, subject to the obligation to pay Cap Carryover Amounts. The interests evidenced by the Certificates and the Class Swap-IO REMIC 5 Regular Interest constitute the entire beneficial ownership interest in the Trust Fund. The Securities Administrator acknowledges the obligation of the Offered Certificates, Class B-1 Certificates and Class CE Certificates to pay Class IO Distribution Amounts. The "latest possible maturity date" for all REMIC Regular Interests pursuant to Section 1.860G-1(a)(4)(iii) of the Treasury regulations is the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date.

                                   ARTICLE III

                 ADMINISTRATION, MASTER SERVICING AND SERVICING
                                OF THE TRUST FUND

      Section 3.01. Master Servicing and Servicing of the Mortgage Loans.

      (a) For and on behalf of the Certificateholders, the Master Servicer shall supervise, monitor and oversee the obligations of the Servicer to service and administer the Mortgage Loans in accordance with the terms of this Agreement and shall have full power and authority to do or cause to be done any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement, subject to the prior sentence, and with customary and usual standards of practice of prudent mortgage loan master servicers. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time to time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under this Agreement. The Master Servicer shall independently and separately monitor the Servicer's servicing activities with respect to each Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer's and Master Servicer's records, and based on such reconciled and corrected information, prepare the Master Servicer's Certificate and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer to the Distribution Account pursuant to this Agreement.

      The relationship of the Master Servicer (and of any successor to the Master Servicer as master servicer under this Agreement) to the Trustee and the Securities Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

      (b) The Master Servicer shall be responsible for reporting to the Trustee, the Securities Administrator and the Depositor any non-compliance by the Servicer with its duties under this Agreement. In the review of the Servicer's activities, the Master Servicer may rely upon an Officer's Certificate of the Servicer with regard to the Servicer's compliance with the terms of this Agreement. In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with this Agreement, or that a notice should be sent pursuant to this Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Securities Administrator, the Trustee and the NIMS Insurer thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

      The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of the Servicer under this Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with this Agreement, subject to the preceding paragraph, terminate the rights and obligations of the Servicer hereunder and act as successor servicer of the Mortgage Loans or enter into a servicing agreement with a successor servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor servicer. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

      To the extent that the costs and expenses of the Master Servicer or the Trustee, as the case may be, related to any termination of the Servicer, appointment of a successor servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by the Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with this Agreement (collectively, the "Servicing Transfer Costs"), are not fully and timely reimbursed by the terminated Servicer, the Master Servicer or the Trustee, as the case may be, shall be entitled to reimbursement of such Servicing Transfer Costs from the Distribution Account.

      (c) The Servicer, as an independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and the normal and usual standards of practice of prudent mortgage servicers servicing similar mortgage loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement (the "Servicing Standard").

      (d) Consistent with the terms of this Agreement, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of a Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is consistent with the Servicing Standard. The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver, forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i) forgive principal owing under such Mortgage Loan or permanently reduce the interest rate on such Mortgage Loan;

            (ii) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (iii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iv) otherwise constitute a "significant modification" within the meaning of Treasury regulations Section 1.860G-2(b);

unless (A) the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, "reasonably foreseeable", and (B) the Servicer has reasonably determined that such modification, waiver, forbearance or amendment is in the best interests of the Certificateholders. For the avoidance of doubt, a modification, waiver, forbearance, or amendment shall be deemed to be in the best interests of the Certificateholders if the Servicer determines that such modification, waiver, forbearance or amendment is reasonably likely to increase the proceeds of the related Mortgage Loan over the amount expected to be collected pursuant to foreclosure. As used in this clause
(A) above "reasonably foreseeable" when used in the context of a default means that the Servicer has had actual, direct contact with the Mortgagor (which may be initiated by the Servicer), assessed the Mortgagor's current ability to pay its obligations with respect to the Mortgage Loan, and has reasonably determined that the Mortgagor is unable to make the payments required under the Mortgage Loan in the foreseeable future. For avoidance of doubt, there is no limitation to the total number of modifications by the Servicer that may occur under this
Section 3.01(d).

      In connection with a Servicer Modification, the Servicer may elect to convert any Advances or Servicing Advances owed to it into a Capitalized Advance Amount. When an Advance or a Servicing Advance becomes a Capitalized Advance Amount, the Servicer may only reimburse itself for such Capitalized Advance Amount from principal collections on the Mortgage Loans of the related Loan Group.

      Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of itself, and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. The Servicer shall make all required Servicing Advances and shall service and administer the Mortgage Loans in accordance with Applicable Regulations and the Servicing Standard, and shall provide to the Mortgagor any reports required to be provided to them thereby. The Trustee shall execute and deliver to the Servicer within at least fifteen (15) Business Days of receipt, upon request, any powers of attorney furnished to it by the Servicer empowering the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate any Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Properties, in accordance with this Agreement, and the Trustee shall execute and deliver such other documents as the Servicer may request, necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with the Servicing Standard (and the Trustee shall have no liability for misuse of any such powers of attorney by the Servicer). Notwithstanding anything contained herein to the contrary, the Servicer shall not without the Trustee's written consent: (i) initiate any action, suit or proceeding solely under the Trustee's name without indicating the Servicer's representative capacity or (ii) take any action with the intent to cause, and which results in, the Trustee being registered to do business in any state.

      In servicing and administering the Mortgage Loans, the Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to the Servicing Standard where such practices do not conflict with the requirements of this Agreement.

      The Servicer shall give prompt notice to the Trustee of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust Fund or (ii) assert jurisdiction over the Trust Fund.

      Notwithstanding anything in this Agreement to the contrary, the Servicer may not waive any Prepayment Charge or portion thereof required by the terms of the related Mortgage Note unless (i)(a) the Servicer determines that such waiver is standard and customary in servicing similar mortgage loans (including any waiver of a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is related to a default or reasonably foreseeable default), (b) such waiver relates to a default or a reasonably foreseeable default and (c) would, in the reasonable judgment of the Servicer, maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge, (ii) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or is otherwise prohibited by law or (2) due to acceleration in connection with a foreclosure or other involuntary payment or
(iii) the collection of such Prepayment Charge would be considered "predatory" pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters.

      If the Servicer has waived or does not collect all or a portion of a Prepayment Charge relating to a voluntary Principal Prepayment due to any action or omission of the Servicer, other than as provided in the paragraph above, the Servicer shall, on the date on which the Principal Prepayment is remitted to the Master Servicer, deliver to the Master Servicer the Servicer Prepayment Charge Payment Amount with respect to such Mortgage Loan for distribution in accordance with the terms of this Agreement.

      Subject to the conditions set forth in this Section 3.01(d), the Master Servicer is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Master Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Master Servicer, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Master Servicer of any Servicing Function Participant, the Master Servicer shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.22 of this Agreement to the same extent as if such Servicing Function Participant were the Master Servicer. The Master Servicer shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable parties any Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function Participant under Section 3.22, in each case as and when required to be delivered.

      Notwithstanding the foregoing, if the Master Servicer engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the Master Servicer shall be responsible for determining whether such Subcontractor is an Additional Servicer.

      The Master Servicer shall indemnify the Depositor, the Sponsor, the Trustee, the Custodian and the Securities Administrator and any of their directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to the failure of the Master Servicer to perform any of its obligations under this Section 3.01(d).

      Section 3.02. Rights of the Depositor, the Securities Administrator and the Trustee in Respect of the Master Servicer.

      The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. None of the Securities Administrator, the Trustee or the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer nor shall the Securities Administrator, the Trustee or the Depositor be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

      Section 3.03. Trustee to Act as Master Servicer.

      If the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of a Master Servicer Event of Termination), the Trustee shall within 90 days of such time assume, if it so elects, or shall appoint a successor master servicer to assume, all of the rights and obligations of the Master Servicer hereunder arising thereafter.

      The predecessor Master Servicer shall, upon request of the Trustee, but at the expense of the predecessor Master Servicer, deliver to the assuming party all master servicing documents and records and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute documentation and records to the assuming party. The Trustee shall be entitled to be reimbursed from the Master Servicer (or the Trust if the Master Servicer is unable to fulfill its obligations hereunder) for all Master Servicing Transfer Costs.

      Section 3.04. Collection of Mortgage Loan Payments.

      Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full or as long as the Mortgage Loan remains subject to this Agreement, the Servicer will diligently collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, the Applicable Regulations and the Servicing Standard, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Servicer will take special care in ascertaining and estimating on escrowed Mortgage Loans annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to that end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall (i) determine whether any such payments are made by the Mortgagor in a manner and at a time that is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien and (ii) ensure that all insurance required to be maintained on the Mortgaged Property pursuant to this Agreement is maintained. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage Loan being imposed, the Servicer will, promptly and to the extent required to avoid loss of the Mortgaged Property, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property. The Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the related Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds to effect such payments. The Master Servicer shall enforce the obligation of the Servicer to comply with the remittance requirements and other obligations set forth in this Agreement.

      Section 3.05. Realization Upon Defaulted Mortgage Loans.

      In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Certificateholders. With respect to any defaulted Mortgage Loan, the Servicer shall have the right to review the status of the related forbearance plan and, subject to Section 3.01(d), may modify such forbearance plan; including extending the Mortgage Loan repayment date for a period of one year or reducing the Mortgage Interest Rate.

      In connection with a foreclosure or other conversion, the Servicer shall exercise such rights and powers vested in it hereunder and use the same degree of care and skill in its exercise as prudent mortgage servicers would exercise or use under the circumstances in the conduct of their own affairs and consistent with Applicable Regulations and the Servicing Standard, including, without limitation, advancing funds for the payment of taxes and insurance premiums.

      Notwithstanding the foregoing provisions of this Section 3.05, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall neither (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property if, as a result of any such action, the Trust would be considered to hold title to, to be a mortgagee in possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has received the prior written consent of the NIMS Insurer and has received a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

      A. such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Certificateholders to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

      B. there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum based materials for which investigation, testing, monitoring, containment, clean up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Certificateholders to take such actions with respect to the affected Mortgaged Property.

      The cost of the environmental audit report contemplated by this Section
3.05 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.07(a)(v).

      If the Servicer determines, as described above, that in accordance with the Servicing Standard it is in the best economic interest of the Certificateholders to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Certificateholders. The cost of any such compliance, containment, clean up or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.07(a)(v).

      Section 3.06. Collection Account and Distribution Account.

      (a) The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain the Collection Account. The Collection Account shall be an Eligible Account.

      The Servicer shall deposit or cause to be deposited in the Collection Account on a daily basis within three Business Days after receipt of such funds, and retain therein, the following payments and collections received or made by it after the Cut-off Date (other than in respect of principal and interest due on or before the Cut-off Date):

            (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

            (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Interest Rate less the Servicing Fee Rate and any Prepayment Interest Excess;

            (iii) all Liquidation Proceeds and any Subsequent Recoveries on the Mortgage Loans;

            (iv) all Insurance Proceeds on the Mortgage Loans including amounts required to be deposited pursuant to Section 3.12, other than proceeds to be held in the related Escrow Account and applied to the restoration or repair of the related Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

            (v) all Condemnation Proceeds affecting any related Mortgaged Property which are not released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

            (vi) any amounts required to be deposited by the Servicer in connection with any related REO Property pursuant to Section 3.15;

            (vii) all Prepayment Charges collected by the Servicer in connection with the voluntary Principal Prepayment in full of any Mortgage Loan and all Servicer Prepayment Charge Payment Amounts required to be paid by the Servicer pursuant to Section 3.01 in connection with any such Principal Prepayment; and

            (viii) all amounts required to be deposited by the Servicer pursuant to Section 2.03.

      The Servicer shall deliver to the Master Servicer in immediately available funds for deposit in the Distribution Account by 4:00 p.m. New York time on the Servicer Remittance Date, all amounts required to be deposited in the Collection Account pursuant to this Section 3.06(a). Any remittance received from the Servicer after 4:00 p.m. New York time on the Servicer Remittance Date shall be deemed received on the next Business Day. With respect to any late remittance, the Servicer shall pay to the Master Servicer interest on such amount at an annual rate equal to the "Prime Rate" as published in The Wall Street Journal, adjusted as of the date of each change. Such interest shall be paid by the Servicer to the Master Servicer on the date such payment is made and shall cover the period commencing with the day following such Servicer Remittance Date and ending with the Business Day on which said payment is received, both inclusive. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver by the Master Servicer of any Servicer Event of Termination. Any interest paid on funds deposited in the Collection Account, subject to Section 3.27, shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Collection Account pursuant to Section 3.07(a)(vi). The foregoing requirements for deposit from the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, bad check fees, prepayment charges that are not Prepayment Charges, Prepayment Interest Excess, assumption fees and other similar fees need not be deposited by the Servicer in the Collection Account and may be retained by the Servicer as additional servicing income. Amounts deposited in the Collection Account in error may be withdrawn by the Servicer at any time.

      (b) On behalf of the Trust Fund, the Securities Administrator shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Certificateholders. The Distribution Account will be an Eligible Account. Amounts in the Distribution Account shall be deemed to be held on behalf of the related REMICs in accordance with the REMIC distributions set forth in Section
4.08. The Securities Administrator and the Master Servicer shall, promptly upon receipt or as otherwise required, deposit in the Distribution Account and retain therein any amounts which are required to be deposited in the Distribution Account by the Securities Administrator or the Master Servicer, as applicable.

      The Securities Administrator or the Master Servicer, as applicable, shall deposit or cause to be deposited into the Distribution Account, on the same Business Day of receipt (except as otherwise specifically provided herein), the following payments and collections remitted by the Servicer or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

            (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee and any Prepayment Interest Excess;

            (iii) all Liquidation Proceeds and any Subsequent Recoveries;

            (iv) (A) all Insurance Proceeds, other than Insurance Proceeds to be
      (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with the applicable Servicing Standard or (3) required to be deposited to an Escrow Account and (B) any Insurance Proceeds released from an Escrow Account;

            (v) any amount required to be deposited by the Master Servicer pursuant to Section 3.27 in connection with any losses on Eligible Investments with respect to the Distribution Account;

            (vi) any amounts relating to REO Property required to be remitted by the Servicer;

            (vii) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the applicable Servicing Standard, the loan documents or applicable law;

            (viii) Advances made by the Servicer and any Compensating Interest paid by the Servicer;

            (ix) all Purchase Prices, BANA Purchase Price Adjustment Amounts, Reimbursement Amounts and Substitution Adjustment Amounts paid by the Servicer, the Seller or the Originator, as the case may be;

            (x) all Prepayment Charges collected by the Servicer in connection with the voluntary Principal Prepayment in full of any Mortgage Loan and all Servicer Prepayment Charge Payment Amounts required to be paid by the Servicer; and

            (xi) any other amounts required to be deposited hereunder.

      If the Securities Administrator or the Master Servicer remits any amount not required to be remitted, it may at any time withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding.

      (c) [Reserved].

      (d) Funds in the Collection Account and the Distribution Account may be invested in Eligible Investments in accordance with the provisions set forth in
Section 3.27. The Servicer shall give notice to the Master Servicer (who upon request will forward such notice to the Trustee, the Depositor and the NIMS Insurer) of the location of the Collection Account when established and prior to any change thereof.

      (e) In the event the Servicer shall deliver to the Securities Administrator for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Securities Administrator withdraw such amount from the Distribution Account and remit to the Servicer any such amount, any provision herein to the contrary notwithstanding. In addition, the Servicer shall deliver to the Securities Administrator from time to time for deposit, and the Securities Administrator shall so deposit, in the Distribution Account in respect of REMIC 1:

            (i) any Advances, as required pursuant to Section 4.07;

            (ii) any Stayed Funds, as soon as permitted by the federal bankruptcy court having jurisdiction in such matters;

            (iii) any amounts required to be delivered by the Servicer to the Master Servicer or the Securities Administrator, as applicable, for deposit in the Distribution Account pursuant to Sections 2.03, 3.06, 3.15, 3.17, 3.18, 3.25, 3.26, 3.27, 3.34, 4.07 or 10.01; and

            (iv) any amounts required to be deposited by the Servicer pursuant to Section 3.13 in connection with the deductible clause in any blanket hazard insurance policy, such deposit being made from the Servicer's own funds, without reimbursement therefor.

      (f) Promptly upon receipt of any Stayed Funds, whether from the Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Securities Administrator or the Master Servicer, as applicable, shall notify the Servicer of such receipt and deposit such funds in the Distribution Account, subject to withdrawal thereof as permitted hereunder.

      (g) No later than the Closing Date, the Securities Administrator shall establish and maintain with itself a separate, segregated trust account which will be the Cap Carryover Reserve Account.

      With respect to each Distribution Date as to which there is a Cap Carryover Amount payable to the Offered Certificates or the Class B-1 Certificates, the Securities Administrator will deposit (as directed by the Class CE Certificateholders pursuant to this Section 3.06(g)) into the Cap Carryover Reserve Account, the amounts described in Section 4.02(b)(xxxiv), rather than distributing such amounts to the Class CE Certificateholders. On each such Distribution Date, the Securities Administrator shall hold all such amounts for the benefit of the Holders of the Offered Certificates and the Class B-1 Certificates, and will distribute such amounts to the Holders of the Offered Certificates and the Class B-1 Certificates in the amounts and priorities set forth in Section 4.10.

      For federal and state income tax purposes, the Class CE Certificateholders will be deemed to be the owners of the Cap Carryover Reserve Account and all amounts deposited into the Cap Carryover Reserve Account shall be treated as amounts distributed by REMIC 4 with respect to the Class CE REMIC 4 Regular Interest and then by REMIC 5 with respect to the Class CE REMIC 5 Regular Interest. Upon the termination of the Trust Fund, or the payment in full of the Offered Certificates and the Class B-1 Certificates, all amounts remaining on deposit in the Cap Carryover Reserve Account will be released by the Trust Fund and distributed to the Class CE Certificateholders or their designees. The Cap Carryover Reserve Account will be part of the Trust Fund but not part of any REMIC created hereunder and any payments to the Holders of the Offered Certificates and the Class B-1 Certificates of Cap Carryover Amounts will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1). The Cap Carryover Reserve Account is an "outside reserve fund" within the meaning of Treasury regulation Section 1.860G-2(h).

      By accepting a Class CE Certificate, each Class CE Certificateholder hereby agrees to direct the Securities Administrator, and the Securities Administrator hereby is directed, to deposit into the Cap Carryover Reserve Account the amounts described above on each Distribution Date as to which there is any Cap Carryover Amount rather than distributing such amounts to the Class CE Certificateholders. By accepting a Class CE Certificate, each Class CE Certificateholder further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance. Amounts held in the Cap Carryover Reserve Account shall be held uninvested.

      Any Cap Carryover Amounts paid by the Securities Administrator pursuant to this Section 3.06(g) to the Offered Certificates and Class B-1 Certificates shall be accounted for by the Securities Administrator as amounts paid first to REMIC 5 in respect of the Class CE REMIC 4 Regular Interest, and then to Holders of the Class CE Certificates in respect of the Class CE REMIC 5 Regular Interest and then to such Class or Classes of Offered Certificates and the Class B-1 Certificates. In addition, the Securities Administrator shall account for the Offered Certificates' and Class B-1 Certificates' rights to receive payments of Cap Carryover Amounts as rights in a limited recourse notional principal contract written by the Holders of the Class CE Certificate in favor of such Certificates.

      For federal tax return and information reporting, the value of the right of the Holders of the Offered Certificates and the Class B-1 Certificates to receive payments from the Cap Carryover Reserve Account in respect of any Cap Carryover Amount shall be assumed to have a value of zero as of the Closing Date unless and until required otherwise by an applicable taxing authority.

      Any Prepayment Charges and Servicer Prepayment Charge Payment Amounts deposited into the Distribution Account shall not be assets of any REMIC created hereunder, but shall be considered assets of the Grantor Trust held by the Securities Administrator for the benefit of the Class P Certificateholders.

      Section 3.07. Permitted Withdrawals From the Collection Account and the Distribution Account.

      (a) The Servicer may, from time to time, make withdrawals from the Collection Account for the following purposes:

            (i) to remit to the Securities Administrator or the Master Servicer, as applicable, for deposit in the Distribution Account the amounts required to be so remitted pursuant to Section 3.06(a) or 3.06(e);

            (ii) to reimburse itself for (a) any unreimbursed Advances to the extent of Late Collections (net of the Servicing Fees) of Monthly Payments, Liquidation Proceeds and Insurance Proceeds on the Mortgage Loans with respect to which such Advances were made in accordance with the provisions of Section 4.07; (b) any unreimbursed Advances with respect to the final liquidation of a Mortgage Loan that are Nonrecoverable Advances, but only to the extent that Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer for such unreimbursed Advances; or
      (c) subject to Section 4.07(b), any unreimbursed Advances and Servicing Advances to the extent of funds held in the Collection Account for future distribution that were not included in Available Funds for the preceding Distribution Date;

            (iii) to reimburse itself for (a) any unpaid Servicing Fees, (b) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds, Insurance Proceeds and condemnation proceeds received with respect to such Mortgage Loan, and (c) any Servicing Advances with respect to the final liquidation of a Mortgage Loan that are Nonrecoverable Advances, but only to the extent that Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer for Servicing Advances;

            (iv) to reimburse itself from amounts in the Collection Account for any unreimbursed Capitalized Advance Amounts from principal collections on the Mortgage Loans of the related Loan Group;

            (v) to reimburse itself for any amounts paid or expenses incurred pursuant to Section 3.05 (and not otherwise previously reimbursed);

            (vi) to pay to itself as servicing compensation (a) any interest earned on funds in the Collection Account (all such interest to be withdrawn monthly not later than each Servicer Remittance Date), (b) the Servicing Fee from that portion of any payment or recovery as to interest to a particular Mortgage Loan to the extent not retained pursuant to
      Section 3.06(a)(ii) and (c) any Prepayment Interest Excess;

            (vii) to pay or reimburse itself for any amounts payable or paid pursuant to Section 6.03 (and not otherwise previously reimbursed); and

            (viii) to clear and terminate the Collection Account upon the termination of this Agreement.

      The foregoing requirements for withdrawal from the Collection Account shall be exclusive. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

      (b) The Master Servicer may from time to time make withdrawals from the Distribution Account for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained by it), the Servicing Fee to which it is entitled and to pay itself any Distribution Account Reinvestment Income;

            (ii) to pay the Securities Administrator and the Trustee any amounts due to the Securities Administrator and the Trustee under this Agreement (including, without limitation, all amounts provided for under Section 8.05, other than the amounts provided for in the first sentence of Section 8.05);

            (iii) to reimburse the Servicer for (a) any unreimbursed Advances to the extent of Late Collections (net of the Servicing Fees) of Monthly Payments, Liquidation Proceeds and Insurance Proceeds on the Mortgage Loans with respect to which such Advances were made in accordance with the provisions of Section 4.07; (b) any unreimbursed Advances with respect to the final liquidation of a Mortgage Loan that are Nonrecoverable Advances, but only to the extent that Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer for such unreimbursed Advances; (c) subject to Section 4.07(b), any unreimbursed Advances and Servicing Advances to the extent of funds held in the Collection Account for future distribution that were not included in Available Funds for the preceding Distribution Date or (d) any unreimbursed Capitalized Advance Amounts from principal collections on the Mortgage Loans of the related Loan Group;

            (iv) to reimburse the Servicer for (a) any unreimbursed Servicing Advances with respect to each applicable Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds, Insurance Proceeds and condemnation proceeds received with respect to such Mortgage Loan, and
      (b) any Servicing Advances with respect to the final liquidation of a Mortgage Loan that are Nonrecoverable Advances, but only to the extent that Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer for Servicing Advances;

            (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Sections 2.01 and 2.03, all amounts received thereon after the date of such purchase;

            (vi) to reimburse itself and the Depositor for losses, liabilities and expenses incurred by any of them and reimbursable pursuant to this Agreement, including but not limited to, Section 6.03;

            (vii) to withdraw any amount deposited in the Distribution Account and not required to be deposited therein; and

            (viii) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 10.01.

      (c) The Securities Administrator shall withdraw funds from the Distribution Account for distributions to Certificateholders in the manner specified in this Agreement.

      Section 3.08. Establishment of Escrow Accounts; Deposits in Escrow
Accounts.

            The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. A copy of such letter agreement shall be furnished to the Trustee and the Master Servicer upon request. The Escrow Account shall be an Eligible Account.

            The Servicer shall deposit or cause to be deposited on a daily basis and in no event more than three Business Days after receipt thereof in the clearing account (which must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities, and shall thereafter deposit in the Escrow Account or Accounts, in no event more than one Business Day after deposit of such funds in the clearing account, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and
(ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be set forth in, or in accordance with, Section 3.09. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by the related Mortgage Loan or Applicable Regulations, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

      Section 3.09. Permitted Withdrawals From Escrow Accounts.

      Withdrawals from the Escrow Account may be made by the Servicer (i) to effect timely payments of ground rents, taxes, assessments, water rates, fire, flood and hazard insurance premiums and comparable items in a manner and at a time that assures that the lien priority of the Mortgage is not jeopardized (or, with respect to the payment of taxes, in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien), (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or Late Collections of Escrow Payments thereunder with respect to taxes and assessments and with respect to hazard insurance, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Collection Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by the related Mortgage Loan or Applicable Regulations, any interest paid on the funds deposited in the Escrow Account, (vii) to clear and terminate the Escrow Account on the termination of this Agreement, or (viii) to transfer to the Collection Account any insurance proceeds. As part of its servicing duties, the Servicer shall pay to the Mortgagor interest on funds in the Escrow Account, to the extent required by the related Mortgage Loan or Applicable Regulations, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

      In the event the Servicer shall deposit in the Escrow Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Escrow Account, any provision herein to the contrary notwithstanding.

      Section 3.10. Payment of Taxes, Insurance and Other Charges; Collections Thereunder.

      With respect to each Mortgage Loan that provides for Escrow Payments, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of fire, flood and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment of taxes, assessments, hazard insurance premiums, and comparable items in a manner and at a time that assures that the lien priority of the Mortgage is not jeopardized (or, with respect to the payment of taxes, in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien). To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall use its best efforts to determine that any such payments are made by the Mortgagor at the time they first become due. If any such payment has not been made, the Servicer will advance or cause to be advanced funds necessary to avoid the lapse of insurance coverage on the Mortgaged Property and to assure that no Mortgaged Property is lost to a tax sale or foreclosure as a result of a tax lien.

      Section 3.11. Transfer of Accounts.

      The Servicer may transfer the Collection Account and the related Escrow Account to a different depository institution from time to time. Upon such transfer, the Servicer shall deliver to the Master Servicer (who shall upon request forward copies to the Trustee, the NIMS Insurer and the Depositor) a certification or letter agreement, as the case may be, as required pursuant to Sections 3.06 and 3.08. The Securities Administrator shall give notice to the Depositor, the Trustee, the Master Servicer, the Rating Agencies and the NIMS Insurer of any proposed change of the location of the Distribution Account maintained by the Securities Administrator not later than 30 days after and not more than 45 days prior to any change thereof.

      Section 3.12. Maintenance of Hazard Insurance.

      The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or
(ii) the Principal Balance of the Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the Principal Balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, as amended. The Servicer shall also maintain on the REO Property for the benefit of the Certificateholders, (x) fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) 100% of the maximum insurable value of the improvements securing the Mortgage Loan and (ii) the outstanding Principal Balance of the Mortgage Loan at the time it became an REO Property, (y) public liability insurance and, (z) to the extent required and available under the National Flood Insurance Act of 1968, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicing Standard, shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.07. It is understood and agreed that no earthquake or other additional insurance is required to be maintained by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such Applicable Regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a general policy rating of B:VI or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

      Section 3.13. Maintenance of Mortgage Impairment Insurance Policy.

      In the event that the Servicer shall obtain and maintain a blanket policy issued by an insurer that has a general policy rating of B:VI or better in Best's Key Rating Guide insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.12 and otherwise complies with all other requirements of Section 3.12, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.12, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 3.12, and there shall have been a loss which would have been covered by such policy, deliver to the Securities Administrator for deposit in the Distribution Account the amount not otherwise payable under the blanket policy because of such deductible clause, which amount shall not be reimbursable to the Servicer from the Trust Fund. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Trustee, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Trustee, the Servicer shall cause to be delivered to the Trustee and the Master Servicer a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Trustee and the Master Servicer.

      Section 3.14. Fidelity Bond, Errors and Omissions Insurance.

      (a) The Servicer shall maintain, at its own expense, a blanket fidelity bond (a "Fidelity Bond") and an errors and omissions insurance policy, with broad coverage with financially responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to such Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.14 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae MBS Selling and Servicing Guide or by Freddie Mac in the Freddie Mac Servicer's Guide. Upon request of the Trustee, the Master Servicer or the NIMS Insurer, the Servicer shall cause to be delivered to the requesting party a certified true copy of the Fidelity Bond and errors and omissions insurance policy and a statement from the surety and the insurer that such insurer shall endeavor to notify the Trustee and the Master Servicer within 30 days prior to such policy's termination or material modification. The Servicer shall provide to the Depositor, the Master Servicer and the Securities Administrator evidence of the authorization of the person signing any certification or statement, copies or other evidence of its Fidelity Bond and errors and omission insurance, financial information and reports, and such other information related to the Servicer or any Subservicer or the performance of the Servicer or Subservicer hereunder.

      (b) The Master Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons involved in the performance of its obligations as Master Servicer hereunder. These policies must insure the Master Servicer against losses resulting from dishonest or fraudulent acts committed by the Master Servicer's personnel, any employees of outside firms that provide data processing services for the Master Servicer, and temporary contract employees or student interns. No provision of this Section 3.14 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be consistent with what is customary for a prudent master servicer. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

      Section 3.15. Title, Management and Disposition of REO Property.

      (a) In the event that title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken (pursuant to a limited power of attorney to be provided by the Trustee to the Servicer) in the name of the Trustee or its nominee, on behalf of the Certificateholders, or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the benefit of the Trustee on behalf of Certificateholders.

      (b) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property before the end of the third taxable year beginning after the year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code unless the Servicer has received a grant of extension from the Internal Revenue Service of the above mentioned grace period such that the holding by the Trust Fund of such REO Property subsequent to such period will not: (i) result in the imposition of any tax on "prohibited transactions" as defined in Section 860F of the Code; (ii) cause any REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (iii) cause any REMIC constituting any part of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates (other than the Class P Certificates) are outstanding, in which case the Trust Fund may continue to hold such REO Property for such longer period as such extension permits.

      Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any REMIC constituting part of the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

      The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders and the Trust Fund solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the related REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Servicer shall make or cause to be made a written or electronic report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Servicer to the Trustee, or the Custodian on the Trustee's behalf, and to the Master Servicer upon request. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders and the Trust Fund.

      With respect to each REO Property, the Servicer shall account separately for each REO Property with respect to all funds collected and received in connection with the operation of such REO Property.

      The Servicer shall deposit or cause to be deposited, on a daily basis, within three Business Days of receipt, in the Collection Account, all revenues received with respect to each REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the related REO Property, including the cost of maintaining any hazard insurance pursuant to
Section 3.12 hereof and the fees of any managing agent acting on behalf of the Servicer.

      The Servicer shall furnish to the Securities Administrator and the Master Servicer, on each Servicer Remittance Date, an operating statement for each REO Property it services covering the operation of each REO Property for the previous month. Such operating statement shall be accompanied by such other information as the Securities Administrator or the Master Servicer shall reasonably request.

      The Servicer shall use its best efforts to dispose of the REO Property as promptly as is practically consistent with protecting the Certificateholders' interests.

      Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders. If as of the date title to any REO Property was acquired by the Servicer there were outstanding unreimbursed Servicing Advances, Servicing Fees and Advances with respect to the REO Property, the Servicer, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances, Servicing Fees and Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Servicer as provided above, shall be deposited in the Collection Account for transfer to the Distribution Account on the succeeding Servicer Remittance Date in accordance with Section 3.06(a)(vi).

      Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration and an Opinion of Counsel is obtained by the Servicer to the effect that such sale shall not cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC).

      Section 3.16. Due on Sale Clauses; Assumption and Substitution Agreements.

      When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due on sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due on sale" clause, in the reasonable belief of the Servicer, in accordance with the Servicing Standard, is not enforceable under applicable law. In such event, the Servicer shall make reasonable efforts to enter into an assumption and modification agreement with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Note; provided that no such substitution will be permitted unless such person satisfies the underwriting criteria of the Originator and has a credit score at least equal to that of the original Mortgagor. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable under the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee, or the Custodian on the Trustee's behalf, the original copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates) which copy shall be added by the Trustee, or the Custodian on the Trustee's behalf, to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

      Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

      Section 3.17. Notification of Adjustments.

      On each Adjustment Date, the Servicer shall make Mortgage Interest Rate adjustments for each Adjustable-Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note and Applicable Regulations. The Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note and Applicable Regulations regarding Mortgage Interest Rate adjustments. Upon the discovery by the Servicer, the Master Servicer, the Custodian or the Trustee that the Servicer has failed to adjust or has incorrectly adjusted a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall deliver to the Securities Administrator for deposit in the Distribution Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor; provided, however, the Servicer shall be held harmless with respect to any Mortgage Interest Rate adjustments made by any servicer prior to the Servicer.

      Section 3.18. Subservicing; Enforcement of the Obligations of the Servicer

      The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of its obligations as servicer under this Agreement unless the Servicer complies with the provisions of this Section 3.18 and the proposed Subservicer (i) is an institution which is an approved Fannie Mae or Freddie Mac Seller/Servicer as indicated in writing, (ii) represents and warrants that it is in compliance with the laws of each state as necessary to enable it to perform its obligations under such subservicing agreement and (iii) is reasonably acceptable to the NIMS Insurer.

      The Servicer shall give prior written notice to the Trustee, the Master Servicer, the Depositor, the Securities Administrator and the NIMS Insurer of the appointment of any Subservicer and shall furnish to the Trustee, the Master Servicer, the Depositor and the NIMS Insurer a copy of any related subservicing agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans immediately upon receipt by any related Subservicer of such payments. Any such subservicing agreement shall be consistent with and not violate the provisions of this Agreement. Each subservicing agreement shall provide that a successor servicer or the Master Servicer shall have the option to terminate such agreement without payment of any fees if the predecessor Servicer is terminated or resigns. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) to comply with the provisions of this Section 3.18 and with Sections 3.21, 3.22 and
3.33 of this Agreement (and shall amend, with the consent of the parties hereto, Exhibit Q to reflect such Subservicer's Assessment of Compliance with the Servicing Criteria) to the same extent as if such Subservicer were the Servicer. The Servicer shall be responsible for obtaining from each such Subservicer and delivering to the applicable Persons any Assessment of Compliance and related Attestation Report required to be delivered by such Subservicer under Sections
3.21 and 3.22 and any certification required to be delivered under Section 3.33 to the Person that will be responsible for signing the Sarbanes-Oxley Certification, in each case as and when required to be delivered.

      Subject to the conditions set forth in this Section 3.18, the Servicer is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Servicer, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Servicer of any Servicing Function Participant, the Servicer shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 and 3.22 of this Agreement to the same extent as if such Servicing Function Participant were the Servicer. The Servicer shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable Persons any Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function Participant under Section 3.22, in each case as and when required to be delivered.

      Notwithstanding the foregoing, if the Servicer engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the Servicer shall be responsible for determining whether such Subcontractor is an Additional Servicer.

      Notwithstanding any subservicing agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or a Subcontractor or reference to actions taken through a Subservicer, Subcontractor or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Master Servicer and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Subservicer or the Subcontractor and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Subservicer or Subcontractor for indemnification of the Servicer by such Subservicer or Subcontractor and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

      Section 3.19. Trustee to Cooperate; Release of Files.

      (a) Upon the payment in full of any Mortgage Loan (including any liquidation of such Mortgage Loan through foreclosure or otherwise, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes), the Servicer shall deliver to the Trustee, or the Custodian on behalf of the Trustee, in written form (with two executed copies) or electronic form, of a completed "Request for Release" in the form of Exhibit E. Upon receipt of such Request for Release of Documents, the Trustee or the Custodian on the Trustee's behalf shall promptly release the related Mortgage File within three (3) Business Days via overnight mail delivery, in trust, to (i) the Servicer, or (ii) such other party identified in the related Request for Release. The Trustee, or the Custodian on behalf of the Trustee, agrees to indemnify the Servicer, out of its own funds, for any loss, liability or expense incurred by the Servicer as a direct result of the negligence or willful misconduct by the Trustee, or the Custodian on the Trustee's behalf, in releasing the related Mortgage File as provided above. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Trustee hereby authorizes and empowers the Servicer to execute an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or assignment shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account.

      (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any insurance policy relating to a Mortgage Loan, the Trustee, or the Custodian on the Trustee's behalf, shall (except in the case of the payment or liquidation pursuant to which the related Mortgage File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon written request of the Servicer and delivery to the Trustee, or the Custodian on the Trustee's behalf, in written form (with two executed copies) or electronic form, of a "Request for Release" in the form of Exhibit E signed by a Servicing Officer, release the related Mortgage File to the Servicer within three (3) Business Days and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Servicer. Such receipt shall obligate the Servicer to return the Mortgage File to the Trustee, or the Custodian on the Trustee's behalf, when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a Request for Release evidencing such liquidation, the receipt shall be released by the Trustee, or the Custodian on the Trustee's behalf, to the Servicer.

      (c) The Servicer shall have the right to accept applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations, (iii) removal, demolition or division of properties subject to Mortgages, (iv) modifications, and (v) second mortgage subordination agreements. No application for approval shall be considered by the Servicer unless: (w) the actions requested in such application would not (i) affect adversely the status of any REMIC constituting part of the Trust Fund as a REMIC, (ii) cause any such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions, or (iii) both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1.860G-2(b) of the Treasury regulations and (B) cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions; (x) the provisions of the related Note and Mortgage have been complied with; (y) the Loan-to-Value Ratio and debt to income ratio after any release does not exceed the maximum Loan-to-Value Ratio and debt to income ratio established in accordance with the underwriting standards of the Mortgage Loans; and (z) the lien priority of the related Mortgage is not affected. Upon receipt by the Trustee of a Servicing Officer's certificate setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Trustee shall execute and deliver to the Servicer the consent or partial release so requested by the Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Servicing Officer's certificate delivered by the Servicer pursuant to this paragraph.

      Section 3.20. Master Servicing Compensation; Servicing Compensation.

      (a) Master servicing compensation in the form of Distribution Account Reinvestment Income shall be remitted to the Master Servicer pursuant to Section
3.07. The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

      (b) As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of its Servicing Fee with respect to each Mortgage Loan (including REO Properties) and any Prepayment Interest Excess. The Servicer shall be entitled to retain additional servicing compensation in the form of release fees, bad check charges, assumption fees, modification or extension fees, late payment charges, prepayment charges that are not Prepayment Charges or any other service related fees and similar items, to the extent collected from Mortgagors.

      Section 3.21. Annual Statement as to Compliance.

      The Master Servicer, the Securities Administrator and the Servicer shall deliver, and shall cause each Additional Servicer engaged by it to deliver, or otherwise make available to the Depositor and the Securities Administrator (and the Securities Administrator will make available to the NIMS Insurer and each Rating Agency), no later than March 15th (with no cure period) of each calendar year beginning in 2008, an officers' certificate in the form required by Item 1123 of Regulation AB (each, a "Compliance Statement"), signed by an officer of such party, stating, as to the signer thereof, that (a) a review of the activities of such party during the preceding calendar year or portion thereof and of the performance of such party under this Agreement, or, in the case of an Additional Servicer, such other applicable agreement, has been made by such officer or under such officer's supervision and (b) to the best of such officers' knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement, or, in the case of an Additional Servicer, such other applicable agreement in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Each such Compliance Statement shall contain no restrictions or limitations on its use. The obligations of the Servicer, the Master Servicer and the Securities Administrator under this Section apply to each entity that acted as the Servicer, the Master Servicer or the Securities Administrator, as applicable, during the applicable period, whether or not such entity is acting as the Servicer, Master Servicer or Securities Administrator at the time such Compliance Statement is required to be delivered.

      Section 3.22. Assessments of Compliance; Attestation Reports.

      (a) The Servicer, the Master Servicer, the Securities Administrator and the Custodian, at its own expense, shall furnish, and shall cause any Servicing Function Participant engaged by it to furnish, at such party's expense, to the Securities Administrator and the Depositor (and the Securities Administrator will make available to the NIMS Insurer) in electronic form, on or before March 15th (with no cure period) of each calendar year beginning in 2008, a report on an assessment of compliance (each, an "Assessment of Compliance") with the Servicing Criteria applicable to it that contains (A) a statement by such party of its responsibility for assessing compliance with the Servicing Criteria applicable to it, (B) a statement that such party used the Servicing Criteria to assess compliance with the Servicing Criteria applicable to it, (C) such party's assessment of compliance with the Servicing Criteria applicable to it as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to
Section 3.33, including, if there has been any material instance of noncompliance with the Servicing Criteria applicable to it, an identification of each such failure and the nature and status thereof, (D) a statement that a registered public accounting firm has issued an Attestation Report on such party's Assessment of Compliance with the Servicing Criteria applicable to such party as of and for such period and (E) a statement as to which of the Servicing Criteria, if any, are not applicable to such party, which statement shall be based on the activities it performs with respect to asset backed securities transactions taken as a whole involving such party, that are backed by the same asset type as the Mortgage Loans.

      Each such Assessment of Compliance shall be addressed to the Depositor and the Securities Administrator and signed by an authorized officer of the applicable party, and shall address each of the Relevant Servicing Criteria set forth on Exhibit Q hereto, or as set forth in the notification furnished to the Depositor and the Securities Administrator pursuant to Section 3.22(c). The Servicer, the Master Servicer, the Securities Administrator and the Custodian hereby acknowledge and agree that their respective Assessments of Compliance will cover the items identified on Exhibit Q hereto as being covered by such party. The parties to this Agreement and the Custodian acknowledge that where a particular Servicing Criterion has multiple components, each party's assessment of compliance (and related Attestation of Compliance) will relate only to those components that are applicable to such party. Promptly after receipt of such Assessments of Compliance, the Securities Administrator shall confirm that the Assessments of Compliance, taken individually address the applicable Servicing Criteria for each party as set forth on Exhibit Q and notify the Depositor of any exceptions.

      (b) The Servicer, the Master Servicer, the Securities Administrator and the Custodian, at its own expense, shall cause, and shall cause any Servicing Function Participant engaged by it, at such party's expense, to cause, on or before March 15th of each year, commencing in 2008, a registered public accounting firm (which may also render other services to the Servicer, the Master Servicer, the Securities Administrator, the Custodian, or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish electronically a report (an "Attestation Report") to the Securities Administrator and the Depositor (with a hard copy to follow within 10 calendar days), to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Servicing Criteria applicable to it, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's Assessment of Compliance with the Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's Assessment of Compliance with the Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. If requested by the Depositor, such report shall contain or be accompanied by a consent of such accounting firm to inclusion or incorporation of such report in the Depositor's registration statement on Form S-3 relating to the Offered Certificates and the Form 10-K for the Trust.

      Promptly after receipt of such Assessment of Compliance and Attestation Report, the Securities Administrator shall confirm that each Assessment of Compliance is coupled with a related Attestation Report and shall notify the Depositor of any exceptions.

      (c) No later than 30 days following the end of each fiscal year for the Trust for which a Form 10-K is required to be filed, the Servicer, the Master Servicer, the Securities Administrator and the Custodian shall forward to the Securities Administrator and the Depositor the name of each Servicing Function Participant engaged by it and what Servicing Criteria will be addressed in the report on Assessment of Compliance prepared by such Servicing Function Participant to the extent of any change from the prior year's notice, if any. When the Servicer, the Master Servicer, the Securities Administrator and the Custodian submit their respective Assessment of Compliance to the Depositor and the Securities Administrator, such parties shall also at such time include the Assessment of Compliance and Attestation Report of each Servicing Function Participant engaged by it.

      (d) Beginning with fiscal year 2008 and thereafter, none of the Servicer, the Master Servicer, the Securities Administrator, the Custodian or any Servicing Function Participant engaged by such parties shall be required to deliver or cause the delivery of any such Assessments of Compliance or Attestation Reports until April 15 unless such party has received written notice from the Depositor that a Form 10-K is required to be filed in respect of the Trust for the preceding fiscal year.

      Section 3.23. Access to Certain Documentation and Information Regarding the Mortgage Loans.

      (a) The Master Servicer and the Servicer shall provide to the Trustee, Certificateholders that are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of each of the foregoing (which, in the case of supervisory agents and examiners, may be required by applicable state and federal regulations) access to the available documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable advance request and during normal business hours at the offices designated by the Master Servicer or the Servicer.

      (b) The Master Servicer and the Servicer shall afford the NIMS Insurer, upon reasonable advance notice, during normal business hours, access to all records maintained by such party in respect of its rights and obligations hereunder and access to officers of such party responsible for such obligations. Upon request, the Master Servicer and the Servicer shall furnish to the NIMS Insurer its most recent publicly available financial statements and such other information relating to its capacity to perform its obligations under this Agreement.

      Section 3.24. Duties of Credit Risk Manager.

      For and on behalf of the Depositor, the Credit Risk Manager shall provide reports and recommendations as to loss mitigation activities concerning Mortgage Loans that are past due, are in default, as to which there has been commencement of foreclosure, as to which there has been forbearance in exercise of remedies, as to which any obligor is the subject of bankruptcy, receivership, or an arrangement of creditors, or which have become REO Properties. Such reports and recommendations will be based upon information provided pursuant to the Credit Risk Management Agreement. The Credit Risk Manager shall look solely to the Servicer and/or the Master Servicer for all information and data (including loss and delinquency information and data) and loan level information and data relating to the servicing of the Mortgage Loans.

      The Credit Risk Manager may be removed at any time by a vote of Certificateholders holding Certificates evidencing at least 66 2/3% of the aggregate Voting Rights of the Certificates. After any such termination, the Credit Risk Manager shall have no further obligations hereunder, and shall no longer be entitled to the Credit Risk Manager Fee.

      Section 3.25. Obligations of the Servicer in Respect of Compensating Interest.

      Not later than the close of business on the Servicer Remittance Date, the Servicer shall deliver to the Securities Administrator for deposit in the Distribution Account an amount ("Compensating Interest") equal to the lesser of
(A) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans for the related Distribution Date resulting from Principal Prepayments in full on the Mortgage Loans during the related Prepayment Period and (B) the aggregate Servicing Fee received in the related Collection Period. The Servicer shall apply Compensating Interest to offset any Prepayment Interest Shortfalls resulting from Principal Prepayments in full on the Mortgage Loans. The Servicer shall not have the right to reimbursement for any amounts remitted to the Securities Administrator in respect of Compensating Interest. Such amounts so remitted shall be included in Available Funds and distributed therewith on the next Distribution Date. The Servicer shall not be obligated to pay Compensating Interest with respect to Prepayment Interest Shortfalls resulting from Relief Act Interest Shortfalls or resulting from partial Principal Prepayments.

      Section 3.26. Obligations of the Servicer in Respect of Mortgage Interest Rates and Monthly Payments.

      In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Interest Rates, Monthly Payments or Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Securities Administrator for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and any successor servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. Notwithstanding the foregoing, this
Section 3.26 shall not limit the ability of the Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law.

      Section 3.27. Investment of Funds in the Collection Account and the Distribution Account.

      (a) The Servicer may direct any depository institution maintaining the Collection Account and the Master Servicer may direct any depository institution maintaining the Distribution Account (for purposes of this Section 3.27, each an "Investment Account"), to invest the funds in such Investment Account in one or more Eligible Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Securities Administrator is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Securities Administrator is the obligor thereon or if such investment is managed or advised by the Securities Administrator or an Affiliate of the Securities Administrator. All such Eligible Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee, for the benefit of the Certificateholders.

      (b) All income and gain realized from the investment of funds in the Collection Account shall be for the benefit of the Servicer. The Servicer shall deposit in the Collection Account or (to the extent funds in the Escrow Account are invested if permitted by applicable law) the Escrow Account, as applicable, from its own funds the amount of any loss incurred in respect of any such Eligible Investment made with funds in such account immediately upon realization of such loss. All income and gain realized from the investment of funds in the Distribution Account shall be for the benefit of the Master Servicer. The Master Servicer shall deposit in the Distribution Account from its own funds the amount of any loss incurred on Eligible Investments in the Distribution Account.

      (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Eligible Investment, or if a default occurs in any other performance required under any Eligible Investment, the Securities Administrator may and, subject to Section 8.01 and
Section 8.02(a)(v), upon the request of the NIMS Insurer or Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

      Section 3.28. Liability of Servicer; Indemnification.

      (a) Subject to clause (b) below and Section 6.03, the Servicer (except the Master Servicer if it is required to succeed the Servicer hereunder) indemnifies and holds the Trustee, the Master Servicer, the Securities Administrator, the Depositor, the Custodian, the NIMS Insurer and the Trust Fund harmless against any and all third party claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Master Servicer, the Securities Administrator, the Depositor, the Custodian, the NIMS Insurer and the Trust Fund may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the Servicing Standard, including, but not limited to the Servicer's obligation to deliver (or cause any Subcontractor or Subservicer engaged by the Servicer to deliver) any information, report, certification, accountants' letter or other material required to comply with Regulation AB or (b) any material breach by the Servicer of any of the representations and warranties contained in Section 2.05. The Servicer shall immediately notify the Trustee, the Master Servicer, the Securities Administrator, the NIMS Insurer and the Depositor if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Depositor, the NIMS Insurer and/or the Trust Fund in respect of such claim. The provisions of this Section 3.28 shall survive the termination of this Agreement and the payment of the outstanding Certificates.

      (b) None of the Depositor, the NIMS Insurer, the Servicer, the Master Servicer, the Securities Administrator or any of the directors, officers, employees or agents of such parties shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, the Securities Administrator, the NIMS Insurer or the Servicer or any such Person against any breach of warranties or representations made by such party herein, or against any specific liability imposed on the Servicer for a breach of the Servicing Standard and/or this Agreement, or against any liability which would otherwise be imposed by reason of its respective willful misfeasance, bad faith, fraud or negligence in the performance of its duties or by reasons of negligent disregard of its respective obligations or duties hereunder.

      The Depositor, the Master Servicer, the Securities Administrator, the NIMS Insurer, the Servicer and any director, officer, employee or agent of such parties, may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person with respect to any matters arising hereunder. The Depositor, the Master Servicer, the Securities Administrator, the Servicer, the NIMS Insurer and any director, officer, employee or agent of such parties shall be indemnified and held harmless by the Trust against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred in connection with any legal action incurred by reason of its respective misfeasance, bad faith, fraud or negligence, a breach of a representation or warranty made by such party hereunder or (in the case of the Servicer) a breach of the Servicing Standard in the performance of its duties or by reason of negligent disregard of its obligations or duties hereunder. None of the Depositor, the Master Servicer, the Securities Administrator, the NIMS Insurer, or the Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not expose it to any expense or liability; provided, however, that the Depositor, the Master Servicer, the Securities Administrator, the NIMS Insurer or the Servicer may in their discretion undertake any action related to their obligations hereunder which they may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. Each party's right to indemnity or reimbursement pursuant to this Section 3.28 shall survive any resignation or termination of such party pursuant to this Agreement with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

      Section 3.29. Reports of Foreclosure and Abandonment of Mortgaged Properties.

      The Servicer shall file the reports of foreclosure and abandonment of any related Mortgaged Property required by Section 6050J of the Code with the Internal Revenue Service on or before the due date for any such report. Not later than 90 days following the end of each calendar year, the Servicer will deliver an Officer's Certificate to the Master Servicer and the NIMS Insurer certifying its compliance with this Section 3.29. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by such Section 6050J.

      Section 3.30. Protection of Assets.

      (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust is not authorized and has no power to:

                        (1) borrow money or issue debt;

                        (2) merge with another entity, reorganize, liquidate or
                  sell assets; or

                        (3) engage in any business or activities.

      (b) Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid in full.

      Section 3.31. Limitation of Liability of the Credit Risk Manager.

      Neither the Credit Risk Manager, nor any of the directors, officers, employees or agents of the Credit Risk Manager, shall be under any liability to the Depositor, the Master Servicer, the Securities Administrator, the Servicer, the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, in reliance upon information provided by the Servicer or the Master Servicer under the related Credit Risk Management Agreement or for errors in judgment; provided, however, that this provision shall not protect the Credit Risk Manager or any such person against liability that would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement or the applicable Credit Risk Management Agreement. The Credit Risk Manager and any director, officer, employee or agent of the Credit Risk Manager may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder, and may rely in good faith upon the accuracy of information furnished by the Servicer or the Master Servicer pursuant to the applicable Credit Risk Management Agreement in the performance of its duties thereunder and hereunder.

      Section 3.32. No Personal Solicitation.

      From and after the Closing Date, the Servicer and the Master Servicer each agrees that it will not take any action or permit or cause any action to be taken by any of its agents and Affiliates, or by any independent contractors or independent mortgage brokerage companies on such party's behalf, to personally, by telephone, mail or electronic mail, solicit the Mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan; provided, however, that it is understood and agreed that promotions undertaken by the Servicer, the Master Servicer or any of their Affiliates which are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section, nor is the Servicer or the Master Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor. Furthermore, the Servicer shall be permitted to include in its monthly statements to borrowers or otherwise, statements regarding the availability of the Servicer's counseling services with respect to refinancing mortgage loans.

      Section 3.33. Periodic Filings.

      (a) The Trustee, the Master Servicer, the Securities Administrator and the Servicer shall reasonably cooperate (as set forth in Section 11.13) with the Depositor to enable the Depositor to satisfy its reporting requirements under the Exchange Act and the parties hereto shall reasonably cooperate to enable the Commission's requirements with respect to the Depositor to be met in the event that the Commission issues additional interpretive guidelines or promulgates rules or regulations, or in the event of any other change of law that would require reporting arrangements or the allocation of responsibilities with respect thereto, as described in this Section 3.33, to be conducted or allocated in a different manner. Without limiting the generality of the foregoing, the Securities Administrator shall prepare on behalf of the Depositor any Current Reports on Form 8-K (each, a "Form 8-K"), Distribution Reports on Form 10-D (each, a "Form 10-D") and Annual Reports on Form 10-K (each, a "Form 10-K") as required by the Exchange Act and the rules and regulations of the Commission thereunder, the Master Servicer shall sign and the Securities Administrator shall file (via the Commission's Electronic Data Gathering and Retrieval System) such Forms on behalf of the Depositor. Notwithstanding the foregoing, the Depositor shall prepare, sign and file each Form 8-K in connection with the issuance of the Certificates.

      (b) Each Form 10-D shall be prepared and filed in the form and substance as required by the Exchange Act by the Securities Administrator within 15 days after each Distribution Date (subject to permitted extensions under the Exchange
Act) and shall include a copy of the Distribution Date Statement for such Distribution Date as an exhibit thereto. In addition, the Securities Administrator shall include under Item 1 of each Form 10-D any information required by Item 1121 of Regulation AB to the extent relevant that is not included on the Distribution Date Statement. Any information in addition to the Distribution Date Statement and any other information required by Item 1121 of Regulation AB ("Additional Form 10-D Information") shall be determined by the party preparing such information as set forth on Exhibit R-1 hereto and the Securities Administrator shall compile such information pursuant to the following paragraph. The Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Information, except to the extent of its obligations as set forth in the next paragraph.

      As set forth on Exhibit R-1 hereto, within five (5) calendar days (or, solely in the case of Item 7 listed on Exhibit R-1, the greater of five (5) calendar days or three (3) Business Days) after the related Distribution Date,
(i) the parties described on Exhibit R-1 shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer of such parties, in EDGAR compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and such party, any Additional Form 10-D Information, if applicable, together with an Additional Disclosure Notification in the form of Exhibit S hereto (an "Additional Disclosure Notification") and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Information (other than with respect to Additional Form 10-D Information provided by the Securities Administrator). The Depositor will be responsible for all reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Information on Form 10-D pursuant to this paragraph, including converting any such information to an EDGAR compatible format.

      After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Master Servicer and the Depositor for review. In the absence of any written changes or approval, no later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, an authorized officer of the Master Servicer shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to immediately follow) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in
Section 3.33(e). Form 10-D requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days." The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D, if the answer to either question should be "no." Promptly (but no later than one Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D. Each party to this Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 3.33(b) related to the timely preparation, arrangement for execution and filing of Form 10-D is contingent in part upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.33(b). The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any party hereto or any Servicing Function Participant or any party hereto (other than the Securities Administrator or any Servicing Function Participant utilized by the Securities Administrator) needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

      (c) On or before 90 days after the end of each fiscal year of the Trust (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Commission) (the "10-K Filing Deadline") commencing in 2008, the Securities Administrator shall prepare and file a Form 10-K, in form and substance as required by applicable law or applicable Commission staff interpretations. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement: (i) a Compliance Statement for the Servicer, each Additional Servicer, the Master Servicer and the Securities Administrator as described under Section 3.21, (ii)(A) the Assessment of Compliance for the Servicer, the Custodian, the Master Servicer, the Securities Administrator and each Servicing Function Participant, as described under Section 3.22, and (B) if the Servicer's, the Custodian's, the Master Servicer's, the Securities Administrator's or each Servicing Function Participant's Assessment of Compliance described under Section 3.22 identifies any material instance of noncompliance or is not included, disclosure identifying such instance of noncompliance or disclosure that such report is not included and an explanation thereof, as the case may be, (iii)(A) the registered public accounting firm Attestation Report for the Servicer, the Custodian, the Securities Administrator, the Master Servicer and each Servicing Function Participant, as described under Section 3.22, and (B) if any registered public accounting firm Attestation Report described under Section 3.22 identifies any material instance of noncompliance or is not included, disclosure identifying such instance of noncompliance or disclosure that such report is not included and an explanation thereof, as the case may be, and (iv) a Sarbanes-Oxley Certification. Any information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Information") shall be reported by the party responsible for preparing such information as set forth on Exhibit R-2 hereto and the Securities Administrator shall compile such information pursuant to the following paragraph. The Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Information, except to the extent of its obligations as set forth in the next paragraph.

      As set forth on Exhibit R-2 hereto, no later than March 15th of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008 (i) the parties described in Exhibit R-2 shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer of such applicable parties, in EDGAR compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and such party, any Additional Form 10-K Information, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Information (other than with respect to Additional Form 10-K Information provided by the Securities Administrator). The Depositor will be responsible for all reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Information on Form 10-K pursuant to this paragraph, including converting any such information to an EDGAR compatible format.

      After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Master Servicer and the Depositor for review. No later than the close of business on the fourth Business Day prior to the 10-K Filing Deadline, a senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.33(e). Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days." The Depositor shall notify the Securities Administrator in writing, no later than March 15 with respect to the filing of a report on Form 10-K, if the answer to either question should be "no." Promptly (but no later than one Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their duties under this Section 3.33(c) relating to the timely preparation and filing of Form 10-K is contingent in part upon such parties (and the Custodian, any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 3.33, Section 3.21 and
Section 3.22. Neither the Securities Administrator nor the Master Servicer shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any party hereto, the Custodian or any Servicing Function Participant (other than the Securities Administrator, the Master Servicer or any Servicing Function Participant utilized by the Securities Administrator or the Master Servicer) needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

      The Form 10-K shall also include a certification in the form attached hereto as Exhibit O (the "Sarbanes-Oxley Certification"), which shall be signed by a senior officer of the Master Servicer in charge of the master servicing function. For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Securities Administrator and the Servicer shall provide, and shall cause any Servicing Function Participant engaged by it to provide, to the Master Servicer, on or before March 15th of each year, commencing in March 2008, and otherwise within a reasonable time upon request, a certification substantially in the form attached hereto as Exhibit P-1, in the case of the Securities Administrator, and Exhibit P-2, in the case of the Servicer; provided, however, for so long as the Securities Administrator and the Master Servicer are the same party, the Securities Administrator shall not be required to deliver such certification to the Master Servicer. In the event the Securities Administrator or the Servicer is terminated or resigns pursuant to the terms of this Agreement, the Securities Administrator or Servicer shall provide a certification substantially in the form attached hereto as Exhibit P-1, in the case of the Securities Administrator, or Exhibit P-2, in the case of the Servicer, with respect to the period of time it was subject to this Agreement. In the event that prior to the filing date of the Form 10-K in March of each year, the Securities Administrator or the Servicer has actual knowledge of information material to the Sarbanes-Oxley Certification, that party shall promptly notify the Master Servicer, the Securities Administrator and the Depositor and each of the other parties signing the certifications.

      In addition, (i) the Master Servicer shall indemnify and hold harmless the Depositor, the Servicer, the Sponsor, the Trustee, the Securities Administrator and their officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (A) any inaccuracy in the Assessment of Compliance with the Servicing Criteria pursuant to Section 3.22 provided by the Master Servicer or any Servicing Function Participant appointed by the Master Servicer and (B) any inaccuracy in the certification provided by the Master Servicer pursuant to this
Section 3.33(c), and (C) any breach by the Master Servicer of its obligations (or of the obligations of any Servicing Function Participant appointed by the Master Servicer) under Sections 3.21, 3.22 and 3.33 or the Master Servicer's or such Servicing Function Participant's negligence, bad faith or willful misconduct in connection therewith, (ii) the Servicer shall indemnify and hold harmless the Depositor, the Sponsor, the Trustee, the Master Servicer, the Securities Administrator and their respective officers, directors, employees, agents and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (A) any inaccuracy in the Assessment of Compliance with the Servicing Criteria pursuant to Section
3.22 provided by the Servicer or any Servicing Function Participant appointed by the Servicer, (B) any inaccuracy in the certification provided by the Servicer pursuant to this Section 3.33(c), and (C) any breach by the Servicer of its obligations (or of the obligations of any Servicing Function Participant appointed by the Servicer) under Sections 3.21, 3.22 and 3.33 or the Servicer's or such Servicing Function Participant's negligence, bad faith or willful misconduct in connection therewith and (iii) the Securities Administrator shall indemnify and hold harmless the Depositor, the Sponsor, the Trustee, the Master Servicer, the Servicer and their respective officers, directors, employees, agents and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (A) any inaccuracy in the Assessment of Compliance with the Servicing Criteria pursuant to Section
3.22 provided by the Securities Administrator or any Servicing Function Participant appointed by the Securities Administrator, (B) any inaccuracy in the certification provided by the Securities Administrator pursuant to this Section 3.33(c), and (C) any breach by the Securities Administrator of its obligations (or of the obligations of any Servicing Function Participant appointed by the Servicer) under Sections 3.21, 3.22 and 3.33 or the Securities Administrator's or such Servicing Function Participant's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, the Servicer, the Master Servicer, the Trustee, the Securities Administrator and the Sponsor and their officers, directors and Affiliates, then the indemnifying party agrees that it shall contribute to the amount paid or payable by the indemnified party and any of their officers, directors or Affiliates as a result of the losses, claims, damages or liabilities of the indemnified party, any of their officers, directors or Affiliates in such proportion as is appropriate to reflect the relative fault of the indemnifying party and each of their officers, directors and Affiliates on the one hand and the indemnified party on the other in connection with a breach of the indemnifying party's obligations under this
Section 3.33(c) or Section 3.22 or the indemnifying party's negligence, bad faith or willful misconduct in connection therewith. This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement. The Servicer hereby acknowledges and agrees that the Master Servicer is relying on the Servicer's performance of its obligations under Sections 3.21, 3.22 and 3.33 in order to perform its obligations under this
Section 3.33.

      (d) Within four (4) Business Days (or, in the case of any information disclosed pursuant to Item 7.01 of Form 8-K, within the time period required by Regulation FD) after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and also if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any information related to a Reportable Event or that is otherwise required to be included on Form 8-K other than the initial Form 8-K (such information, "Form 8-K Information") shall be reported to the Depositor and the Securities Administrator by the parties set forth on Exhibit R-3 hereto and compiled by the Securities Administrator pursuant to the following paragraph. The Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Information or any Form 8-K, except to the extent of its obligations as set forth in the next paragraph.

      As set forth on Exhibit R-3 hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than 12:00 noon EST on the second Business Day after the occurrence of a Reportable Event (i) the parties described in Exhibit R-3 shall be required to provide to the Depositor and the Securities Administrator, to the extent known by a responsible officer of such applicable parties, in EDGAR compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and such party, any Form 8-K Information, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 8-K Information (other than with respect to Additional Form 8-K Information provided by the Securities Administrator). The Depositor will be responsible for all reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Information on Form 8-K pursuant to this paragraph, including converting any such information to an EDGAR compatible format.

      After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor and the Master Servicer for review, verification and execution by the Master Servicer. No later than 12:00 noon EST on the fourth Business Day after the Reportable Event, an officer of the Master Servicer shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. Promptly (but no later than one Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K prepared and filed by it. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.33(e). The parties hereto acknowledge that the performance by the Securities Administrator of its duties under this Section 3.33(d) related to the timely preparation and filing of Form 8-K is contingent in part upon the parties to this Agreement and any other Person obligated to provide Form 8-K Information as set forth on Exhibit R-3 hereto, observing all applicable deadlines in the performance of their duties under this Section 3.33(d). The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any party hereto or any Servicing Function Participant (other than the Securities Administrator or any Servicing Function Participant utilized by the Securities Administrator) needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

      (e) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, Form 10-D or Form 10-K required to be filed by this Agreement because required information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify the Depositor and the Master Servicer. In the case of Form 10-D and Form 10-K, the Depositor, the Servicer, the Master Servicer, the Securities Administrator and Trustee will cooperate to prepare and file a Form 12b-25 pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Information and upon the approval and at the direction of the Depositor, either include such Form 8-K Information in a Form 8-K and file such Form 8-K or include such Form 8-K Information on the next Form 10-D. Within 5 calendar days following the original due date of the Form 10-D, the Securities Administrator shall prepare and file the related Form 10-D. Within 15 calendar days following the original due date of the Form 10-K, the Securities Administrator shall prepare and file the related Form 10-K. In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended, the party to this Agreement deciding that an amendment to such Form 8-K, Form 10-D or Form 10-K is required will notify the Depositor and such other parties to the transaction as are affected by such amendment, and such parties will cooperate to prepare any necessary Form 8-K/A, Form 10-D/A or Form 10-K/A. Any Form 12b-25, Form 15 (as described in Section 3.33(g)) or any amendment to Form 8-K or Form 10-D shall be signed by an authorized officer of the Master Servicer and any amendment to Form-10-K shall be signed by a senior officer of the Master Servicer in charge of the master servicing function. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their duties under this Section 3.33(e) related to the timely preparation and filing of a Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent in part upon each such party performing their duties under this Section. Neither the Master Servicer or the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 12b-25 or any amendments to Form 8-K, Form 10-D or Form 10-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto (other than the Securities Administrator or any Servicing Function Participant utilized by the Securities Administrator) needed to prepare, arrange for execution or file such Form 12b-25 or any amendments to Form 8-K, Form 10-D or Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

      (f) Upon any filing with the Commission, the Securities Administrator will promptly deliver or otherwise make available to the Depositor a copy of any such executed report, statement or information.

      (g) The obligations set forth in paragraphs (a) through (f), (h) and (i) of this Section shall only apply with respect to periods for which the Securities Administrator is obligated to file reports on Form 8-K, Form 10-D or Form 10-K. Unless otherwise instructed by the Depositor, on or prior to January 30th of the first year in which the Securities Administrator is permitted to do so under Section 15(d) of the Exchange Act and other applicable law and regulations, the Securities Administrator shall prepare (and an authorized officer of the Master Servicer shall execute) and file with the Commission a Form 15 Suspension Notification with respect to the Trust, and upon request, a copy shall be sent to the Depositor. If at the beginning of any year after the filing of a Form 15 Suspension Notification, if the number of Certificateholders of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, the Securities Administrator shall recommence preparing and filing reports on Form 8-K, Form 10-D and Form 10-K as required pursuant to this Section and the parties hereto will again have the obligations set forth in paragraphs (a) through (f), (h) and (i) of this Section until such time as the Securities Administrator is again able to file with the Commission a Form 15 Suspension Notification with respect to the Trust.

      (h) The Depositor, the Master Servicer, the Securities Administrator, the Trustee and the Servicer shall (and the Master Servicer and Servicer shall each cause any Subservicer or Additional Servicer appointed by it to) notify the Depositor and the Securities Administrator of any proceedings of the type described in Item 1117 of Regulation AB, together with a description thereof, within five Business Days of a responsible officer of any such party obtaining knowledge thereof. In addition, for so long as the Trust is subject to the reporting requirements of the Exchange Act, (i) the Depositor shall notify the Securities Administrator of any material business relationships, agreement, arrangement, transaction or understanding of the type described in Item 1117(b) of Regulation AB that develop following the Closing Date between the Sponsor, Issuing Entity or Depositor and any of the parties listed in Item 1119 of Regulation AB and (ii) the Master Servicer, the Securities Administrator, the Trustee and the Servicer shall (and the Master Servicer and Servicer shall each cause any Subservicer or Additional Servicer appointed by it to) notify the Depositor and the Securities Administrator of any material affiliations that develop following the Closing Date between the Depositor, the Master Servicer, the Securities Administrator, the Trustee, the Servicer, any Additional Servicer or any Subservicer and any of parties listed in Item 1119 of Regulation AB, together with a description thereof, within five Business Days of a responsible officer of any such party obtaining knowledge thereof.

      (i) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Servicer shall notify the Depositor, the Master Servicer and the Securities Administrator of (i) any Servicer Event of Termination under this Agreement, (ii) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (iii) the Servicer's entry into an agreement with any Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement, and in each case shall provide to such parties a written description of such occurrences or agreements.

      (j) For so long as the Trust is subject to the reporting requirements of the Exchange Act, as a condition to the succession to the Servicer or any Subservicer as a servicer or subservicer under this Agreement by any Person (i) into which the Servicer or Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or Subservicer, the Servicer shall provide to the Depositor, the Master Servicer, and the Securities Administrator, at least 15 calendar days prior to the effective date of such succession or appointment, (i) written notice to the Depositor, the Master Servicer and the Securities Administrator of such succession or appointment and
(ii) in writing and in form and substance reasonably satisfactory to the Depositor, the Master Servicer and the Securities Administrator, all information reasonably requested by such parties in order to comply with any reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

      (k) In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any Form 10-D in connection with this Agreement, the Servicer or any Subservicer, as applicable, shall, to the extent the Servicer or any Subservicer has knowledge, provide to the Depositor, the Master Servicer and the Securities Administrator notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related Form 10-D, provided that such information was not previously provided with the monthly servicer reports under Section 4.07(a) (as specified in the provisions of Regulation AB referenced below):

            (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period (Item 1121(a)(11) of Regulation AB);

            (ii) material breaches of pool asset representations or warranties or transaction covenants made by the Servicer (Item 1121(a)(12) of Regulation AB); provided, however, the Servicer shall not be required to report such a breach if a party other than the Servicer makes a repurchase demand; and

            (iii) substitutions and repurchases of pool assets (Item 1121(a)(14) of Regulation AB).

      (l) The Depositor, the Master Servicer, the Securities Administrator, the Trustee and the Servicer shall reasonably cooperate to enable the Commission's requirements with respect to the Trust to be met in the event that the Commission issues additional interpretive guidelines or promulgates rules or regulations, or in the event of any other change of law that would require reporting arrangements or the allocation of responsibilities with respect thereto, as described in this Section 3.33, to be conducted or allocated in a different manner.

      Section 3.34. Optional Purchase of Mortgage Loans.

      The NIMS Insurer, if there is a NIMS Insurer, or if there is no NIMS Insurer or if the NIMS Insurer fails to purchase on the first date possible, the Majority Class CE Certificateholders or, if (i) such holder is the Seller or is affiliated with the Seller or (ii) there is no Majority Class CE Certificateholder, the Servicer (any such party, the "Purchasing Party") may, at such party's option, purchase a Mortgage Loan or REO Property which becomes 90 or more days Delinquent or for which the Servicer has accepted a deed in lieu of foreclosure. Prior to purchase pursuant to this Section 3.34, the Servicer shall be required to continue to make monthly advances pursuant to Section 4.07. No Purchasing Party shall use any procedure in selecting Mortgage Loans to be purchased which is materially adverse to the interests of the Certificateholders. The Purchasing Party shall purchase such Delinquent Mortgage Loan or REO Property at a price equal to the Purchase Price. Any such purchase of a Mortgage Loan or REO Property pursuant to this Section 3.34 shall be accomplished by delivery to the Servicer for deposit in the Collection Account of the amount of the Purchase Price. The Trustee, the or Custodian on the Trustee's behalf, shall immediately effectuate the conveyance of such delinquent Mortgage Loan or REO Property to the Purchasing Party to the extent necessary, including the prompt delivery of all documentation to such Purchasing Party.

                                   ARTICLE IV

                                  FLOW OF FUNDS

      Section 4.01. Interest Distributions.

      On each Distribution Date, the Securities Administrator shall withdraw from the Distribution Account the Interest Remittance Amount and apply it in the following order of priority (based upon the Mortgage Loan information provided to it in the Master Servicer's Certificate, upon which the Securities Administrator may conclusively rely), and the calculations required to be made by the Securities Administrator, to the extent available:

            (i) to the Credit Risk Manager, the Credit Risk Manager Fee for such Distribution Date;

            (ii) concurrently, as follows:

                  (a) concurrently, from the Group 1 Interest Remittance Amount, to the Class A-1A and Class A-1B Certificates, pro rata (based on the Accrued Certificate Interest for each such Class), the applicable Accrued Certificate Interest thereon for such Distribution Date;

                  (b) concurrently, from the Group 2 Interest Remittance Amount, to the Class A-2A and Class A-2B Certificates, pro rata (based on the Accrued Certificate Interest for each such Class), the applicable Accrued Certificate Interest thereon for such Distribution Date;

            (iii) concurrently, as follows:

                  (a) concurrently, from the Group 1 Interest Remittance Amount, to the Class A-1A and Class A-1B Certificates, pro rata (based on the Interest Carry Forward Amount for each such Class), the applicable Interest Carry Forward Amount thereon for such Distribution Date;

                  (b) concurrently, from the Group 2 Interest Remittance Amount, to the Class A-2A and Class A-2B Certificates, pro rata (based on the Interest Carry Forward Amount for each such Class) the applicable Interest Carry Forward Amount thereon for such Distribution Date;

            (iv) concurrently, as follows:

                  (a) if the Group 1 Interest Remittance Amount is insufficient to pay the Class A-1A and Class A-1B Certificates' applicable Accrued Certificate Interest for such Distribution Date pursuant to
            Section 4.01(ii)(a) above, from the remaining Group 2 Interest Remittance Amount, to the Class A-1A and Class A-1B Certificates, pro rata (based on the remaining Accrued Certificate Interest for each such Class), to cover such shortfall for such Distribution Date;

                  (b) if the Group 2 Interest Remittance Amount is insufficient to pay the Class A-2A and Class A-2B Certificates' applicable Accrued Certificate Interest for such Distribution Date pursuant to
            Section 4.01(ii)(b) above, concurrently, from the remaining Group 1 Interest Remittance Amount, to the Class A-2A and Class A-2B Certificates, pro rata (based on the remaining Accrued Certificate Interest for each such Class), to cover such shortfall for such Distribution Date;

            (v) concurrently, as follows:

                  (a) if the Group 1 Interest Remittance Amount is insufficient to pay the Class A-1A and Class A-1B Certificates' applicable Interest Carry Forward Amount for such Distribution Date pursuant to
            Section 4.01(iii)(a) above, from the remaining Group 2 Interest Remittance Amount, to the Class A-1A and Class A-1B Certificates, pro rata (based on the remaining Interest Carry Forward Amount for each such Class), to cover such shortfall for such Distribution Date;

                  (b) if the Group 2 Interest Remittance Amount is insufficient to pay the Class A-2A and Class A-2B Certificates' applicable Interest Carry Forward Amount for such Distribution Date pursuant to
            Section 4.01(iii)(b) above, concurrently, from the remaining Group 1 Interest Remittance Amount, to the Class A-2A and Class A-2B Certificates, pro rata (based on the remaining Interest Carry Forward Amount for each such Class), to cover such shortfall for such Distribution Date;

            (vi) to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            (vii) to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            (viii) to the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            (ix) to the Class M-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            (x) to the Class M-5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            (xi) to the Class M-6 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            (xii) to the Class M-7 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            (xiii) to the Class M-8 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            (xiv) to the Class M-9 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            (xv) to the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

            (xvi) the amount, if any, of the Interest Remittance Amount remaining after application with respect to the priorities set forth above will be applied as described under Section 4.02(b) hereof.

      Section 4.02. Distributions of Principal and Monthly Excess Cashflow Amounts.

      (a) On each Distribution Date, the Securities Administrator shall make the following distributions in the following order of priority (based upon the Mortgage Loan information provided to it in the Master Servicer's Certificate and the calculations required to be made by the Securities Administrator), to the extent of the Principal Distribution Amount:

            (i) before the Stepdown Date or with respect to which a Trigger Event is in effect, as follows:

      first, concurrently, as follows:

                  (I) (A) with respect to any Distribution Date prior to the Subordination Depletion Date, the Group 1 Senior Principal Distribution Amount, sequentially, to the Class A-1A and Class A-1B Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero; and

                        (B) with respect to any Distribution Date on or after
            the Subordination Depletion Date, the Group 1 Senior Principal Distribution Amount, concurrently, to the Class A-1A and Class A-1B Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero;

                  (II) (A) with respect to any Distribution Date prior to the
            Subordination Depletion Date, the Group 2 Senior Principal Distribution Amount, sequentially, to the Class A-2A and Class A-2B Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero; and

                        (B) with respect to any Distribution Date on or after
            the Subordination Depletion Date, the Group 2 Senior Principal Distribution Amount, concurrently, to the Class A-2A and Class A-2B Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero;

      second, concurrently, as follows:

                  (I) (A) with respect to any Distribution Date prior to the Subordination Depletion Date, the Group 1 Senior Principal Distribution Amount remaining after priority first of this Section 4.02(a)(i), sequentially, to the Class A-2A and Class A-2B Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero; and

                        (B) with respect to any Distribution Date on or after
            the Subordination Depletion Date, the Group 1 Senior Principal Distribution Amount remaining after priority first of this Section 4.02(a)(i), concurrently, to the Class A-2A and Class A-2B Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero;

                  (II) (A) with respect to any Distribution Date prior to the Subordination Depletion Date, the Group 2 Senior Principal Distribution Amount remaining after priority first of this Section 4.02(a)(i), sequentially, to the Class A-1A and Class A-1B Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero; and

                        (B) with respect to any Distribution Date on or after
            the Subordination Depletion Date, the Group 2 Senior Principal Distribution Amount remaining after priority first of this Section 4.02(a)(i), concurrently, to the Class A-1A and Class A-1B Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero;

      third, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

      fourth, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

      fifth, to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

      sixth, to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

      seventh, to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

      eighth, to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

      ninth, to the Class M-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

      tenth, to the Class M-8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

      eleventh, to the Class M-9 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

      twelfth, to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

      thirteenth, any remaining Principal Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as set forth in
Section 4.02(b); and

            (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, as follows:

      first, concurrently, as follows:

                  (I) (A) with respect to any Distribution Date prior to the Subordination Depletion Date, the Group 1 Senior Principal Distribution Amount, sequentially, as follows:

                             (i) to the Class A-1A Certificates, in an amount up
                        to the Class A-1A Principal Distribution Amount for such Distribution Date until the Certificate Principal Balance thereof has been reduced to zero; and

                             (ii) the remaining Group 1 Senior Principal
                        Distribution Amount, to the Class A-1B Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                        (B) with respect to any Distribution Date on or after
            the Subordination Depletion Date, the Group 1 Senior Principal Distribution Amount, concurrently, to the Class A-1A and Class A-1B Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero;

                  (II) (A) with respect to any Distribution Date prior to the
            Subordination Depletion Date, the Group 2 Senior Principal Distribution Amount, sequentially, to the Class A-2A and Class A-2B Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero; and

                        (B) with respect to any Distribution Date on or after
            the Subordination Depletion Date, the Group 2 Senior Principal Distribution Amount, concurrently, to the Class A-2A and Class A-2B Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero;

      second, concurrently, as follows:

                  (I) (A) with respect to any Distribution Date prior to the Subordination Depletion Date, the Group 1 Senior Principal Distribution Amount remaining after priority first of this Section 4.02(a)(ii), sequentially, to the Class A-2A and Class A-2B Certificates, in that order, up to an amount equal to the Group 2 Senior Principal Distribution Amount not paid pursuant to priority first of this Section 4.02(a)(ii), until the Certificate Principal Balances thereof have been reduced to zero; and

                        (B) with respect to any Distribution Date on or after
            the Subordination Depletion Date, the Group 1 Senior Principal Distribution Amount remaining after priority first of this Section 4.02(a)(ii), concurrently, to the Class A-2A and Class A-2B Certificates, pro rata, up to an amount equal to the Group 2 Senior Principal Distribution Amount not paid pursuant to priority first of this Section 4.02(a)(ii), until the Certificate Principal Balances thereof have been reduced to zero; and

                  (II) (A) with respect to any Distribution Date prior to the Subordination Depletion Date, the Group 2 Senior Principal Distribution Amount remaining after priority first of this Section 4.02(a)(ii), sequentially, as follows:

                             (i) to the Class A-1A Certificates, in an amount up
                        to the Class A-1A Principal Distribution Amount not paid pursuant to priority first of this Section 4.02(a)(ii), until the Certificate Principal Balance thereof has been reduced to zero; and

                             (ii) the remaining Group 2 Senior Principal
                        Distribution Amount, to the Class A-1B Certificates, up to an amount equal to the Group 1 Senior Principal Distribution Amount not paid pursuant to priority first of this Section 4.02(a)(ii), until the Certificate Principal Balance thereof has been reduced to zero;

                        (B) with respect to any Distribution Date on or after
            the Subordination Depletion Date, the Group 2 Senior Principal Distribution Amount remaining after priority first of this Section 4.02(a)(ii), concurrently, to the Class A-1B and Class A-1B Certificates, pro rata, up to an amount equal to the Group 1 Senior Principal Distribution Amount not paid pursuant to priority first of this Section 4.02(a)(ii), until the Certificate Principal Balances thereof have been reduced to zero;

      third, to the Class M-1 Certificates, up to the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

      fourth, to the Class M-2 Certificates, up to the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

      fifth, to the Class M-3 Certificates, up to the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

      sixth, to the Class M-4 Certificates, up to the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

      seventh, to the Class M-5 Certificates, up to the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

      eighth, to the Class M-6 Certificates, up to the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

      ninth, to the Class M-7 Certificates, up to the Class M-7 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

      tenth, to the Class M-8 Certificates, up to the Class M-8 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

      eleventh, to the Class M-9 Certificates, up to the Class M-9 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

      twelfth, to the Class B-1 Certificates, up to the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

      thirteenth, any remaining Principal Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as set forth in
Section 4.02(b).

      If, on any Distribution Date, the Principal Distribution Amount is lower than the sum of the Group 1 Senior Principal Distribution Amount and the Group 2 Senior Principal Distribution Amount, for purposes of distributions pursuant to clause first of this Section 4.02(a)(ii), the Group 1 Senior Principal Distribution Amount will equal the Group 1 Principal Percentage of the Principal Distribution Amount and the Group 2 Senior Principal Distribution Amount will equal the Group 2 Principal Percentage of the Principal Distribution Amount.

      (b) On each Distribution Date, any Monthly Excess Cashflow Amount shall be distributed, to the extent available, in the following order of priority (the "Monthly Excess Cashflow Allocation") on such Distribution Date:

            (i) to the Senior Certificates, pro rata, any remaining Accrued Certificate Interest for such Classes for that Distribution Date;

            (ii) to the Senior Certificates, pro rata, any remaining Interest Carry Forward Amounts for such Classes for that Distribution Date;

            (iii) to the Class A-1B Certificates, any Realized Loss Amortization Amount thereon for that Distribution Date;

            (iv) to the Class M-1 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

            (v) to the Class M-1 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

            (vi) to the Class M-1 Certificates, any Realized Loss Amortization Amount thereon for that Distribution Date;

            (vii) to the Class M-2 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

            (viii) to the Class M-2 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

            (ix) to the Class M-2 Certificates, any Realized Loss Amortization Amount thereon for that Distribution Date;

            (x) to the Class M-3 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

            (xi) to the Class M-3 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

            (xii) to the Class M-3 Certificates, any Realized Loss Amortization Amount thereon for that Distribution Date;

            (xiii) to the Class M-4 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

            (xiv) to the Class M-4 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

            (xv) to the Class M-4 Certificates, any Realized Loss Amortization Amount thereon for that Distribution Date;

            (xvi) to the Class M-5 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

            (xvii) to the Class M-5 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

            (xviii) to the Class M-5 Certificates, any Realized Loss Amortization Amount thereon for that Distribution Date;

            (xix) to the Class M-6 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

            (xx) to the Class M-6 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

            (xxi) to the Class M-6 Certificates, any Realized Loss Amortization Amount thereon for that Distribution Date;

            (xxii) to the Class M-7 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

            (xxiii) to the Class M-7 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

            (xxiv) to the Class M-7 Certificates, any Realized Loss Amortization Amount thereon for that Distribution Date;

            (xxv) to the Class M-8 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

            (xxvi) to the Class M-8 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

            (xxvii) to the Class M-8 Certificates, any Realized Loss Amortization Amount thereon for that Distribution Date;

            (xxviii) to the Class M-9 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

            (xxix) to the Class M-9 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

            (xxx) to the Class M-9 Certificates, any Realized Loss Amortization Amount thereon for that Distribution Date;

            (xxxi) to the Class B-1 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

            (xxxii) to the Class B-1 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

            (xxxiii) to the Class B-1 Certificates, any Realized Loss Amortization Amount thereon for that Distribution Date;

            (xxxiv) to the Cap Carryover Reserve Account, an amount up to the aggregate of the Cap Carryover Amounts for such Distribution Date;

            (xxxv) to the Swap Account, to fund any Swap Termination Payments resulting from a Swap Provider Trigger Event (without duplication of any previously paid Replacement Swap Provider Payment); and

            (xxxvi) to pay to the Class CE Certificates, up to the Class CE Distributable Amount for such Distribution Date.

      On each Distribution Date, there shall be distributed to the Holder of the Class R Certificate in respect of the Class R-3 Interest, any remaining amount in the Distribution Account on such date after the application pursuant to Sections 4.01, 4.02(a) and 4.02(b)(i) through (xxxvi).

      (c) On each Distribution Date (other than with respect to priorities first, second and eighth below, which are made on the Business Day prior to such Distribution Date), after making the distributions of the Interest Remittance Amount, Principal Distribution Amount and Monthly Excess Cashflow as set forth above, the Securities Administrator shall distribute the amount on deposit in the Swap Account as follows:

            first, to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Interest Rate Swap Agreement for such Distribution Date;

            second, to the Swap Provider, any Replacement Swap Provider Payment owed to the replaced Swap Provider and, without duplication, any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) owed to the Swap Provider pursuant to the Interest Rate Swap Agreement for such Distribution Date;

            third, concurrently, to each Class of Class A Certificates, the related Accrued Certificate Interest and Interest Carry Forward Amount remaining undistributed after the distributions made pursuant to Sections 4.01 and 4.02(b), on a pro rata basis based on such respective remaining Accrued Certificate Interest and Interest Carry Forward Amount;

            fourth, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates, in that order, in each case the related Accrued Certificate Interest and then Interest Carry Forward Amount, to the extent remaining undistributed after the distributions made pursuant to Section 4.01 and 4.02(b);

            fifth, to the holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal pursuant to the priorities set forth in Section 4.02(a) for such Distribution Date, in an amount necessary to restore the Overcollateralization Amount to the Targeted Overcollateralization Amount as a result of current or prior Realized Losses for such Distribution Date, after taking into account distributions made pursuant to Sections 4.01 and 4.02(b);

            sixth, to the Offered Certificates and Class B-1 Certificates, to pay Cap Carryover Amounts in the following order of priority, to the extent remaining undistributed after distributions are made from the Cap Carryover Reserve Account as set forth in Section 4.10:

            (i) concurrently, to the Class A Certificates, pro rata (based on the remaining Cap Carryover Amount of each such Class), any remaining Cap Carryover Amount for such Class; and

            (ii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates, in that order, any remaining Cap Carryover Amount for each such Class;

            seventh, sequentially, to the Class A-1B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates, in that order, to the extent of any remaining Unpaid Realized Loss Amount for each such Class after payment of the applicable Realized Loss Amortization Amounts pursuant to 4.02(b);

            eighth, to the Swap Provider, any Swap Termination Payment resulting from a Swap Provider Trigger Event (without duplication of any previously paid Replacement Swap Provider Payment); and

            ninth, to the Class CE Certificates, any remaining amounts.

      (d) On each Distribution Date, the Securities Administrator shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Charges collected by the Servicer in connection with the Principal Prepayment in full of any of the Mortgage Loans or any Servicer Prepayment Charge Payment Amount and shall distribute such amounts to the Holders of the Class P Certificates. Such amounts shall be treated as having been distributed to the Holders of the Class P Certificates from the Grantor Trust.

      (e) Any amounts distributed to the Offered Certificates and the Class B-1 Certificates in respect of interest pursuant to Section 4.02(b)(xxxiv) above which constitute Cap Carryover Amounts shall first be deemed distributed by REMIC 4 as a distribution in respect of the Class CE REMIC 4 Regular Interest and then a distribution by REMIC 5 to the Class CE Certificates and then distributed to the Offered Certificates and Class B-1 Certificates from the Grantor Trust as payments on notional principal contracts. Any remaining amount with respect to the Class CE Certificates shall be treated as having been distributed to the Holders of the Class CE Certificates from the Grantor Trust.

      (f) On each Distribution Date, Unpaid Realized Loss Amounts on the Offered Certificates and the Class B-1 Certificates will be reduced by the amount of any Subsequent Recoveries received during the related Prepayment Period in the same order as Realized Loss Amortization Amounts are paid to the Offered Certificates and the Class B-1 Certificates pursuant to Section 4.02(b) above.

      Section 4.03. Allocation of Losses.

      Any Applied Realized Loss Amount (other than a Class A-1B Applied Realized Loss Amount) for a Distribution Date will be allocated against the Class B-1, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, until their respective Certificate Principal Balances have been reduced to zero. In addition, any Class A-1B Applied Realized Loss Amount for a Distribution Date will be allocated against the Class A-1B Certificates until their Certificate Principal Balance has been reduced to zero.

      Section 4.04. Method of Distribution.

      The Securities Administrator shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution), in the case of Certificateholders of the Certificates, by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of such Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Securities Administrator may deduct a reasonable wire transfer fee from any payment made by wire transfer. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders.

      Section 4.05. Distributions on Book-Entry Certificates.

      Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Securities Administrator, the Master Servicer, the Trustee, the Depositor or the Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

      Section 4.06. Statements.

      (a) On each Distribution Date, based on the Mortgage Loan information contained in the Master Servicer's Certificate, the Securities Administrator shall prepare and post on its website, initially located at www.ctslink.com, a statement (the "Distribution Date Statement") as to the distributions made on such Distribution Date:

            (i) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to principal, separately identified and the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges and Servicer Prepayment Charge Payment Amounts;

            (ii) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to interest or Class CE Distributable Amount, separately identified;

            (iii) the Overcollateralization Amount, the Overcollateralization Release Amount, the Overcollateralization Deficiency and the Targeted Overcollateralization Amount as of such Distribution Date and the Monthly Excess Interest Amount and Monthly Excess Cashflow Amount for such Distribution Date;

            (iv) the aggregate amount of servicing compensation received by the Servicer during the related Collection Period and the amount of Compensating Interest paid by the Servicer;

            (v) the aggregate amount of Advances for the related Collection Period, cumulative unreimbursed Advances, Servicing Advances, Capitalized Advance Amounts and cumulative Nonrecoverable Advances;

            (vi) the Pool Balance, at the close of business at the end of the related Collection Period;

            (vii) the number, weighted average remaining term to maturity and the weighted average Mortgage Interest Rate of the Mortgage Loans as of the related Due Date;

            (viii) the number and aggregate unpaid principal balance of Mortgage Loans (a) 30 to 59 days past due on a contractual basis, (b) 60 to 89 days past due on a contractual basis, (c) 90 or more days past due on a contractual basis, (d) as to which foreclosure proceedings have been commenced and (e) in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (ix) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid Principal Balance of the REO Property as of the close of business on the last Business Day of such calendar month and the Principal Balance of such Mortgage Loan as of the date it became an REO Property;

            (x) the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date, and, cumulatively, the total number and cumulative principal balance of all REO Properties as of the close of business of the last day of the preceding Collection Period;

            (xi) separately stated for each Loan Group, the aggregate amount of Principal Prepayments made during the related Prepayment Period;

            (xii) separately stated for each Loan Group, the aggregate amount of Realized Losses incurred during the related Collection Period, and the cumulative amount of Realized Losses;

            (xiii) the Certificate Principal Balance of each Class of Certificates, after giving effect to the distributions, and allocations of Applied Realized Loss Amounts, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Applied Realized Loss Amounts;

            (xiv) the Accrued Certificate Interest in respect of each Class of Certificates for such Distribution Date and any related Cap Carryover Amounts, and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

            (xv) the aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.25;

            (xvi) the Cap Carryover Amounts distributed on such Distribution Date, the amounts remaining after giving effect to distributions thereof on such Distribution Date and the amount of all Cap Carryover Amounts covered by withdrawals from the Swap Account or the Cap Carryover Reserve Account on such Distribution Date;

            (xvii) any Overcollateralization Deficiency after giving effect to the distribution of principal on such Distribution Date;

            (xviii) whether a Trigger Event has occurred and is continuing, and the cumulative Realized Losses, as a percentage of the original Pool Balance;

            (xix) the Available Funds;

            (xx) only for so long as the Trust is subject to the Exchange Act reporting requirements, the Interest Rate Swap Agreement's "significance percentage" of the Pool Balance;

            (xxi) the information contained in clause (ii) of the Liquidation Report for such Distribution Date;

            (xxii) the aggregate Principal Balance of Mortgage Loans purchased or substituted by the Servicer, the Originator, the Seller or a Purchasing Party during the related Prepayment Period;

            (xxiii) the amount of the Credit Risk Manager Fee paid;

            (xxiv) the Mortgage Loan identifying number of each Mortgage Loan with a Prepayment Charge that was the subject of a Principal Prepayment in full during the related Prepayment Period, the Prepayment Charge listed on each related Mortgage Note and the Prepayment Charge collected and the Servicer Prepayment Charge Payment Amount paid by the Servicer with respect to each such Mortgage Loan;

            (xxv) the amount of Subsequent Recoveries received during the related Prepayment Period;

            (xxvi) the amount and recipient of any Net Swap Payments and Swap Termination Payments, if any, and Replacement Swap Provider Payments (if any);

            (xxvii) the date of such Distribution Date and the Determination Date for such Distribution Date;

            (xxviii) any expenses or indemnification amounts paid by the Trust Fund, the specific purpose of each payment and the parties to whom these payments are made;

            (xxix) for each Class, the applicable Record Date, LIBOR Determination Date and Interest Accrual Period;

            (xxx) unless such information is otherwise set forth in Form 10-D relating to such Distribution Date, any material breaches of representations and warranties relating to the Mortgage Loans or material breaches of transaction covenants or representations and warranties;

            (xxxi) for each Class, the applicable Certificate Interest Rate, if applicable, and the applicable Pass-Through Rate, if different; and

            (xxxii) with respect to modified Mortgage Loans individually or in the aggregate, as applicable:

            (a) the percentage (based upon the aggregate unpaid principal balance of Mortgage Loans) and the number of Mortgage Loans that were modified in the related Collection Period;

            (b) the cumulative percentage (by Cut-Off Date Principal Balance) of modified Mortgage Loans;

            (c) the amount of principal forgiven with respect to modified Mortgage Loans for the related Collection Period;

            (d) the cumulative amount of principal forgiven with respect to modified Mortgage Loans from the Closing Date to such Distribution Date;

            (e) the percentage (based upon the aggregate unpaid principal balance of Mortgage Loans) of modified Mortgage Loans that are included in the definition of 60+ Day Delinquent Loan;

            (f) the delinquency status of the modified Mortgage Loan both before and after modification;

            (g) the number of times the Mortgage Loan has been subject to modification;

            (h) the effective date of the modification;

            (i) the number of modifications made to Mortgage Loans in the last twelve months;

            (j) the percentage (based upon the aggregate unpaid principal balance of Mortgage Loans) of modified Mortgage Loans which are current or delinquent in payment and the delinquency status of the modified Mortgage Loans from the Closing Date; and

            (k) the Mortgage Interest Rate of the modified Mortgage Loans before and after modification.

      The Securities Administrator may fully rely upon and shall have no liability with respect to information with respect to the Mortgage Loans provided by the Master Servicer.

      In determining whether a breach of a representation or warranty relating to the Mortgage Loans is material or whether a breach of a transaction covenant or representation or warranty is material for purposes of subclause (xxx) above, the Securities Administrator may consult with the Depositor and rely on the Depositor's determination of materiality.

      In the case of information furnished pursuant to subclauses (i), (ii) and
(xiii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-off Date.

      The Securities Administrator will also make available copies of the periodic reports the Securities Administrator prepares and files with the Commission, including distribution reports on Form 10-D, annual reports on Form 10-K, current reports on Form 8-K and amendments to these reports available through www.ctslink.com promptly (but no later than one Business Day) after the Securities Administrator has filed such reports with the Commission. In addition, the Swap Provider shall be provided the same access as Certificateholders to the Distribution Date Statements that are made available through www.ctslink.com.

      (b) Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish to the NIMS Insurer and each Person who at any time during the calendar year was a Certificateholder of a Regular Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (i), (ii), (xiv) and (xvi) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Securities Administrator to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

      (c) On each Distribution Date, the Securities Administrator shall forward to each Residual Certificateholder a copy of the reports forwarded to the Regular Certificateholders in respect of such Distribution Date with such other information as the Securities Administrator deems necessary or appropriate. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to each Residual Certificateholder by the Securities Administrator pursuant to any requirements of the Code as from time to time in force.

      (d) For all purposes of this Agreement including, but not limited to, providing the information set forth in clause (viii) of Section 4.06(a), with respect to any Mortgage Loan, delinquencies shall be determined and reported based on the so-called "OTS" methodology for determining delinquencies on mortgage loans similar to the Mortgage Loans. By way of example, a Mortgage Loan would be one payment delinquent with respect to a Monthly Payment due on a Due Date if such Monthly Payment is not made by the close of business on the Mortgage Loan's next succeeding Due Date, and a Mortgage Loan would be two payments delinquent with respect to such Monthly Payment if such Monthly Payment were not made by the close of business on the Mortgage Loan's second succeeding Due Date. The Servicer hereby represents and warrants to the Depositor and the Master Servicer that this delinquency recognition policy is its current policy and is not less restrictive than any delinquency recognition policy established by the primary safety and soundness regulator, if any, of the Servicer.

      Section 4.07. Remittance Reports; Advances.

      (a) Beginning in November 2007, no later than the 18th day of each month, or if such date is not a Business Day, the next succeeding Business Day (but in no event later than the 20th day of each month), the Servicer shall furnish to the Master Servicer, (x) a monthly delinquency report in the form set forth in Exhibit M-1 hereto (or such other format as the parties shall agree), (y) a realized loss report in the form set forth in Exhibit M-2 hereto (or such other format as the parties shall agree), and (z) a monthly remittance advice in the form set forth in Exhibit M-3 hereto (or such other format as the parties have agreed to in a side letter, dated the even date herewith, and as may be mutually agreed to in the future, the terms of which are incorporated herein by reference) in each case relating to the applicable Determination Date. Prior to each Distribution Date, the Master Servicer shall deliver to the Securities Administrator, a certificate (in substance and format mutually acceptable to the Master Servicer and the Securities Administrator) (each, a "Master Servicer's Certificate") based solely on the information provided by the Servicer certified by a Master Servicing Officer setting forth the information necessary in order for the Securities Administrator to perform its obligations under this Agreement. The Securities Administrator may conclusively rely upon the information contained in a Master Servicer's Certificate delivered by the Master Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

      (b) The amount of Advances to be made by the Servicer for any Distribution Date shall equal, subject to Section 4.07(d), the sum of (i) the aggregate amount of Monthly Payments (net of the Servicing Fee), due during the related Collection Period in respect of the Mortgage Loans, which Monthly Payments were delinquent on a contractual basis as of the close of business on the related Determination Date, and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Collection Period and as to which REO Property an REO Disposition did not occur during the related Collection Period, an amount equal to the excess, if any, of the REO Imputed Interest on such REO Property for such Collection Period, over the net income from such REO Property transferred to the Distribution Account pursuant to
Section 3.15 for distribution on such Distribution Date. For purposes of the preceding sentence, the Monthly Payment on each Balloon Loan with a delinquent Balloon Payment is equal to the assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Loan.

      On or before 4:00 p.m. New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Securities Administrator for deposit in the Distribution Account an amount equal to the aggregate amount of Advances, if any, to be made in respect of the Mortgage Loans for the related Distribution Date either (i) from its own funds, (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 4.07, used by the Servicer in discharge of any such Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Advances to be made by the Servicer with respect to the Mortgage Loans. Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Collection Account on or before any future Servicer Remittance Date to the extent that the Available Funds for the related Distribution Date (determined without regard to Advances to be made on the Servicer Remittance Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 4.01 and
4.02 on such Distribution Date if such amounts held for future distributions had not been so used to make Advances. The Master Servicer will provide notice to the Servicer and the NIMS Insurer by telecopy by the close of business on any Servicer Remittance Date in the event that the Servicer failed to make a required Advance or the amount remitted by the Servicer to the Master Servicer on such date is less than the Advances required to be made by the Servicer for the related Servicer Remittance Date, as set forth in the related Remittance Report.

      (c) The obligation of the Servicer to make such Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until such Mortgage Loan is paid in full by the Mortgagor or disposed of by the Trust or until the recovery of all Liquidation Proceeds thereon.

      (d) Notwithstanding anything herein to the contrary, no Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Servicer delivered to the Depositor, the NIMS Insurer, the Master Servicer and the Trustee. The Master Servicer shall be entitled to conclusively rely upon any such determination by the Servicer.

      Section 4.08. REMIC Distributions.

      (a) Distributions on the REMIC 1 Regular Interests. Subject to Section 4.08(i), on each Distribution Date, the Securities Administrator shall be deemed to cause in the following order of priority, the following amounts to be distributed by REMIC 1 to REMIC 2 on account of the REMIC 1 Regular Interests or withdrawn from the Distribution Account and distributed to the Holder of the Class R Certificate (in respect of the Class R-1 Interest), as the case may be:

            (i) With respect to the Group 1 Mortgage Loans,

                  (A) to REMIC 1 Regular Interest Group 1 in an amount equal to
            (I) the Uncertificated Accrued Interest for such REMIC 1 Regular Interest for such Distribution Date, plus (II) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates;

                  (B) to the extent of amounts remaining after the distributions made pursuant to clause (A) above, payments of principal shall be allocated to REMIC 1 Regular Interest Group 1, until the Uncertificated Balance thereof is reduced to zero; and

                  (C) any remaining amount to the Class R Certificate (in
            respect of the Class R-1 Interest).

            (ii) With respect to the Group 2 Mortgage Loans,

                  (A) to REMIC 1 Regular Interest Group 2 in an amount equal to
            (I) the Uncertificated Accrued Interest for such REMIC 1 Regular Interest for such Distribution Date, plus (II) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates;

                  (B) to the extent of amounts remaining after the distributions made pursuant to clause (A) above, payments of principal shall be allocated to REMIC 1 Regular Interest Group 2, until the Uncertificated Balance thereof is reduced to zero; and

                  (C) any remaining amount to the Class R Certificate (in
            respect of the Class R-1 Interest).

      (b) Distributions on the REMIC 2 Regular Interests. Subject to Section 4.08(i), on each Distribution Date, the Securities Administrator shall be deemed to cause in the following order of priority, the following amounts to be distributed by REMIC 2 to REMIC 3 on account of the REMIC 2 Regular Interests or withdrawn from the Distribution Account and distributed to the Holder of the Class R Certificate (in respect of the R-2 Interest), as the case may be:

            (i) to REMIC 2 Regular Interest I and each of REMIC 2 Regular Interest I-1-A through I-48-B, pro rata, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC 2 Regular Interest for such Distribution Date, plus (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates;

            (ii) to the extent of amounts remaining after the distributions made pursuant to clause (i) above, payments of principal shall be allocated first, to REMIC 2 Regular Interest I, then to REMIC 2 Regular Interest I-1-A through I-48-B starting with the lowest numerical denomination until the Uncertificated Balance of each such REMIC 2 Regular Interest is reduced to zero, provided that, for REMIC 2 Regular Interests with the same numerical denomination, such payments of principal shall be allocated pro rata between such REMIC 2 Regular Interests; and

            (iii) any remaining amount to the Class R Certificate (in respect of the Class R-2 Interest).

      (c) Distributions on the REMIC 3 Regular Interests. Subject to Section 4.08(i), on each Distribution Date, the Securities Administrator shall be deemed to cause in the following order of priority, the following amounts to be distributed by REMIC 3 to REMIC 4 on account of the REMIC 3 Regular Interests or withdrawn from the Distribution Account and distributed to the Holder of the Class R Certificate (in respect of the Class R-3 Interest), as the case may be:

            (i) to REMIC 3 Regular Interest LTIO, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC 3 Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; to REMIC 3 Regular Interest LTAA, the REMIC 3 Corresponding Marker Interests and REMIC 3 Regular Interest LTZZ, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC 3 Regular Interest LTZZ shall be reduced and deferred when the REMIC 3 Overcollateralized Amount is less than the REMIC 3 Overcollateralization Target Amount, by the lesser of (x) the amount of such difference and (y) the Maximum LTZZ Uncertificated Accrued Interest Deferral Amount and such amount will be payable to the REMIC 3 Corresponding Marker Interests, in the same proportion as the Overcollateralization Deficiency is allocated to the Corresponding Classes of Certificates, and REMIC 3 Regular Interest LTZZ shall be increased by such amount;

            (ii) to REMIC 3 Regular Interests, as a distribution of principal, in an amount equal to the remainder of Available Funds for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

                        (1) to REMIC 3 Regular Interest LTAA, 99.00% of such
                  remainder, until the Uncertificated Balance of such REMIC 3 Regular Interests is reduced to zero;

                        (2) to the REMIC 3 Corresponding Marker Interests, 0.50%
                  of such remainder, in the same proportion as principal payments are allocated to the Corresponding Classes of Certificates, until the Uncertificated Balances of such REMIC 3 Regular Interests are reduced to zero; then

                        (3) to REMIC 3 Regular Interest LTZZ, 0.50% of such
                  remainder, until the Uncertificated Balance of such REMIC 3 Regular Interest is reduced to zero;

                        (4) any remaining amount to the Class R Certificate (in
                  respect of the Class R-3 Interest)

provided, however, that (i) 99.00% and (ii) 1.00% of any principal payments that are attributable to the Overcollateralization Release Amount shall be allocated to (i) REMIC 3 Regular Interest LTAA and (ii) REMIC 3 Regular Interest LTZZ, respectively.

      (d) Distributions on the REMIC 4 Regular Interests. Subject to Section 4.08(i), on each Distribution Date, 100% of the amounts distributed on the REMIC 3 Regular Interest LTIO shall be deemed distributed by REMIC 4 to REMIC 5 in respect of the Class Swap-IO REMIC 4 Regular Interest. Other amounts deemed distributed by REMIC 3 to REMIC 4 shall be deemed distributed with respect to the REMIC 4 Regular Interests (other than the Class Swap-IO REMIC 4 Regular Interest) so as to (i) pay the Uncertificated Accrued Interest on such REMIC 4 Regular Interest plus any amounts in respect thereof remaining unpaid from previous Distribution Dates and (ii) reduce the Uncertificated Balance or Notional Amount of each such REMIC 4 Regular Interest to the extent necessary so that it equals the Certificate Principal Balance or Notional Amount of the Corresponding Class of Certificates. Any remaining amounts will be deemed distributed with respect to the Class R Certificate (in respect of the Class R-3 Interest).

      (e) Subject to Section 4.08(i), on each Distribution Date, 100% of the amounts distributed on the Class CE REMIC 4 Regular Interest shall be deemed distributed by REMIC 4 to REMIC 5 in respect of the Class CE REMIC 5 Regular Interest. Such amounts shall be deemed distributed by REMIC 5 to the Class CE Certificates. Any remaining amounts in REMIC 5 shall be distributed to the Class R-X Certificate (in respect of the Class R-X-5 Interest).

      (f) Subject to Section 4.08(i), on each Distribution Date, 100% of the amounts distributed on the Class Swap-IO REMIC 4 Regular Interest shall be deemed distributed by REMIC 4 to REMIC 5 in respect of the Class Swap-IO REMIC 5 Regular Interest. Such amounts shall be deemed distributed by REMIC 5 for deposit into the Swap Account. Any remaining amounts in REMIC 5 shall be distributed to the Class R-X Certificate (in respect of the Class R-X-5 Interest).

      (g) The Securities Administrator shall be deemed to cause the following allocation of losses:

            (i) For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC 1 Regular Interests, the aggregate amount of any Relief Act Reductions for any Distribution Date shall be allocated (i) with respect to the Group 1 Mortgage Loans, to REMIC 1 Regular Interest Group 1 to the extent of one month's interest at the then applicable Pass-Through Rate on the Uncertificated Balance of such REMIC 1 Regular Interest; and (ii) with respect to the Group 2 Mortgage Loans, to REMIC 1 Regular Interest Group 2 to the extent of one month's interest at the then applicable Pass-Through Rate on the Uncertificated Balance of each such REMIC 1 Regular Interest.

            (ii) For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC 1 Regular Interests, the aggregate amount of any Relief Act Interest Shortfalls for any Distribution Date shall be allocated first, to REMIC 2 Regular Interest I and to the REMIC 2 Regular Interests ending with the designation "B," pro rata, based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rates on the respective Uncertificated Balances of each such REMIC 1 Regular Interest, and then, to REMIC 2 Regular Interests ending with the designation "A," pro rata based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rates on the respective Uncertificated Balances of each such REMIC 2 Regular Interest.

            (iii) For purposes of calculating the amount of Uncertificated Accrued Interest on the REMIC 3 Regular Interests the aggregate amount of any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated among REMIC 3 Regular Interest LTAA, the REMIC 3 Corresponding Marker Interests and REMIC 3 Regular Interest LTZZ, pro rata, based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Uncertificated Balance of each such REMIC 3 Regular Interest;

            (iv) The aggregate amount of any Relief Act Interest Shortfalls allocated to the Class CE REMIC 4 Regular Interest shall be allocated to REMIC 5 in respect of the Class CE Certificates;

            (v) All Realized Losses on the Group 1 Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date to the REMIC 1 Regular Interest Group 1 until the Uncertificated Balance of such REMIC 1 Regular Interest has been reduced to zero.

            (vi) All Realized Losses on the Group 2 Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date first to the REMIC 1 Regular Interest Group 2 until the Uncertificated Balance of such REMIC 1 Regular Interest has been reduced to zero.

            (vii) With respect to the REMIC 2 Regular Interests, all Realized Losses on the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date first, to REMIC 2 Regular Interest I until the Uncertificated Balance of such REMIC 2 Regular Interest has been reduced to zero, and second, to REMIC 2 Regular Interest I-1-A through REMIC 2 Regular Interest I-48-B, starting with the lowest numerical denomination until such REMIC 1 Regular Interest has been reduced to zero, provided that, for REMIC 2 Regular Interests with the same numerical denomination, such Realized Losses shall be allocated, pro rata, between such REMIC 2 Regular Interests.

            (viii) All Realized Losses on the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date to the following REMIC 3 Regular Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to (i) REMIC 3 Regular Interest LTAA and (ii) REMIC 3 Regular Interest LTZZ up to an aggregate amount equal to the REMIC 3 Interest Loss Allocation Amount, 99% and 1%, respectively; second, to the Uncertificated Balances of REMIC 3 Regular Interest LTAA and REMIC 3 Regular Interest LTZZ up to an aggregate amount equal to the REMIC 3 Principal Loss Allocation Amount, 99% and 1%, respectively; third, to the Uncertificated Balances of REMIC 3 Regular Interest LTAA, REMIC 3 Regular Interest LTB1 and REMIC 3 Regular Interest LTZZ, 99%, 0.50% and 0.50%, respectively, until the Uncertificated Balance of REMIC 3 Regular Interest LTB1 has been reduced to zero, fourth, to the Uncertificated Balances of REMIC 3 Regular Interest LTAA, REMIC 3 Regular Interest LTM9 and REMIC 3 Regular Interest LTZZ, 99%, 0.50% and 0.50%, respectively, until the Uncertificated Balance of REMIC 2 Regular Interest LTM9 has been reduced to zero; fifth, to the Uncertificated Balances of REMIC 3 Regular Interest LTAA, REMIC 3 Regular Interest LTM8 and REMIC 3 Regular Interest LTZZ, 99%, 0.50% and 0.50%, respectively, until the Uncertificated Balance of REMIC 3 Regular Interest LTM8 has been reduced to zero; sixth to the Uncertificated Balances of REMIC 3 Regular Interest LTAA, REMIC 3 Regular Interest LTM7 and REMIC 3 Regular Interest LTZZ, 99%, 0.50% and 0.50%, respectively, until the Uncertificated Balance of REMIC 3 Regular Interest LTM7 has been reduced to zero; seventh, to the Uncertificated Balances of REMIC 3 Regular Interest LTAA, REMIC 3 Regular Interest LTM6 and REMIC 3 Regular Interest LTZZ, 99%, 0.50% and 0.50%%, respectively, until the Uncertificated Balance of REMIC 3 Regular Interest LTM6 has been reduced to zero; eighth, to the Uncertificated Balances of REMIC 3 Regular Interest LTAA, REMIC 3 Regular Interest LTM5 and REMIC 3 Regular Interest LTZZ, 99%, 0.50% and 0.50%, respectively, until the Uncertificated Balances of REMIC 3 Regular Interest LTM5 has been reduced to zero; ninth, to the Uncertificated Balances of REMIC 3 Regular Interest LTAA, REMIC 3 Regular Interest LTM4 and REMIC 3 Regular Interest LTZZ, 99%, 0.50% and 0.50%, respectively, until the Uncertificated Balances of REMIC 3 Regular Interest LTM4 has been reduced to zero; tenth, to the Uncertificated Balances of REMIC 3 Regular Interest LTAA, REMIC 3 Regular Interest LTM3 and REMIC 3 Regular Interest LTZZ, 99%, 0.50% and 0.50%, respectively, until the Uncertificated Balances of REMIC 3 Regular Interest LTM3 has been reduced to zero; eleventh, to the Uncertificated Balances of REMIC 3 Regular Interest LTAA, REMIC 2 Regular Interest LTM2 and REMIC 3 Regular Interest LTZZ, 99%, 0.50% and 0.50%, respectively, until the Uncertificated Balances of REMIC 3 Regular Interest LTM2 has been reduced to zero; twelfth, to the Uncertificated Balances of REMIC 3 Regular Interest LTAA, REMIC 3 Regular Interest LTM1 and REMIC 3 Regular Interest LTZZ, 99%, 0.50% and 0.50%, respectively, until the Uncertificated Balances of REMIC 3 Regular Interest LTM1 has been reduced to zero; and

            (ix) All Realized Losses on the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date to the REMIC 4 Regular Interests such that the Uncertificated Balance or Notional Amount of each such REMIC 4 Regular Interest equals the Certificate Principal Balance or Notional Amount of the Corresponding Class of Certificates.

            (x) All Realized Losses on the Class CE REMIC 4 Regular Interest shall be allocated by the Securities Administrator on each Distribution Date to REMIC 5 and the Class CE Certificates.

      (h) Notwithstanding anything to the contrary contained herein, the above distributions in this Section 4.08 (other than on the Certificates) are deemed distributions, and distributions of funds from the Distribution Account shall be made only in accordance with Sections 4.01 and 4.02 hereof.

            (i) The distributions described in Section 4.02(c) as being made on the Business Day prior to a Distribution Date shall be made in respect of the REMIC 1 Regular Interests, the REMIC 2 Regular Interests, the REMIC 3 Regular Interests, the REMIC 4 Regular Interests, Class Swap IO and Class CE REMIC 5 Regular Interest on the Business Day on which such distributions are actually made and shall not be duplicated on the related Distribution Date.

      Section 4.09. Swap Account.

      (a) No later than the Closing Date, the Securities Administrator shall establish and maintain a separate, segregated trust account to be titled, "Wells Fargo Bank, N.A. as Securities Administrator, in trust for the registered Holders of Asset Backed Funding Corporation Asset-Backed Certificates, Series 2007-WMC1--Swap Account." Such account shall be an Eligible Account and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Securities Administrator held pursuant to this Agreement. Amounts therein shall be held uninvested.

      (b) On the Business Day prior to each Distribution Date, the Securities Administrator shall (A) deposit into the Swap Account any Net Swap Payment and Swap Termination Payment received from the Swap Provider and any Replacement Swap Provider Payment received from a replacement swap provider for such Distribution Date and (B) deposit into the Swap Account from amounts on deposit in the Distribution Account, any Net Swap Payment and Swap Termination Payment (other than Swap Termination Payments resulting from a Swap Provider Trigger Event and without duplication of any previously paid Replacement Swap Provider Payment) owed to the Swap Provider for such Distribution Date, in each case prior to distributions to Certificateholders. Any amount owed to the Swap Provider representing a Swap Termination Payment triggered by a Swap Provider Trigger Event will be deposited into the Swap Account as set forth under Section 4.02(b)(xxxv). On the Business Day prior to each Distribution Date, in the case of priorities first, second and eighth of Section 4.02(c), and on each Distribution Date, in the case of priorities third, fourth, fifth, sixth, seventh and ninth of Section 4.02(c), the Securities Administrator shall withdraw from the Swap Account any amounts on deposit and apply them as set forth in Section 4.02(c).

      For federal income tax purposes, any amounts paid to the Swap Provider as a Net Swap Payment on the Business Day prior to each Distribution Date shall be deemed paid, pursuant to Section 4.08 hereof (i) from REMIC 1 to REMIC 2, pro rata to the REMIC 1 Regular Interests based on the Uncertificated Accrued Interest thereon, (ii) then from REMIC 2 to REMIC 3, pro rata to the REMIC 2 Regular Interests based on Uncertificated Accrued Interest thereon, (iii) then from REMIC 3 to REMIC 4 in respect of the Class LTIO Interest, (iv) then from REMIC 4 to REMIC 5 in respect of the Swap IO Interest, and (v) then from the Class CE Certificates to the Swap Provider in respect of the Net Swap Payment due to the Swap Provider on such Distribution Date. To the extent the payment provided for in the preceding sentence is less than the amount due to the Swap Provider on such Distribution Date, such additional amounts shall be deemed paid in a manner similar to the deemed payments provided in the preceding sentence to the Holders of the Offered Certificates in respect of the Class IO Distribution Amount (as defined in Section 4.09(d) below), and then shall be deemed paid to the Class CE Certificates pursuant to the notional principal contract described in Section 4.09(d) below and then to the Swap Provider. Any amounts deemed paid by any REMIC created hereunder pursuant to the preceding two sentences shall not be duplicated by any payments deemed made pursuant to Section 4.08 on the succeeding Distribution Date.

      (c) For federal income tax purposes, the Swap Account shall be owned by the Holders of the Class CE Certificates.

      (d) The Securities Administrator shall treat the Holders of Certificates (other than the Class P, Class CE and Residual Certificates) as having entered into a notional principal contract with respect to the Holders of the Class CE Certificates. Pursuant to each such notional principal contract, all Holders of Certificates (other than the Class P, Class CE and Residual Certificates) shall be treated as having agreed to pay, on each Distribution Date, to the Holder of the Class CE Certificates an aggregate amount equal to the excess, if any, of
(i) the amount payable on such Distribution Date on the Regular Interests in REMIC 4 corresponding to such Classes of Certificates over (ii) the amount payable on such Classes of Certificates on such Distribution Date (such excess, a "Class IO Distribution Amount"). A Class IO Distribution Amount payable from interest collections shall be allocated pro rata among such Certificates based on the excess of (a) the amount of interest otherwise payable to such Certificates over (ii) the amount of interest payable to such Certificates at a per annum rate equal to the Pool Cap, and a Class IO Distribution Amount payable from principal collections shall be allocated to the most subordinate Class of Certificates with an outstanding principal balance to the extent of such balance. In addition, pursuant to such notional principal contract, the Holders of the Class CE Certificates shall be treated as having agreed to pay Cap Carryover Amounts to the Holders of the Certificates (other than the Class CE, Class P and Residual Certificates), in accordance with the terms of this Agreement. Any payments to the Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a Regular Interest in a REMIC within the meaning of Code Section 860G(a)(1). However, any payment from the Certificates (other than the Class CE, Class P and Residual Certificates) of a Class IO Distribution Amount shall be treated for tax purposes as having been received by the Holders of such Certificates in respect of their interests in REMIC 4 and as having been paid by such Holders to the Securities Administrator pursuant to the notional principal contract. Thus, each Certificate (other than the Class P and Residual Certificates) shall be treated as representing not only ownership of Regular Interests in REMIC 4, but also ownership of an interest in, and obligations with respect to, a notional principal contract.

      Section 4.10. Cap Carryover Reserve Account

      On the Closing Date, the Securities Administrator will establish the Cap Carryover Reserve Account (the "Cap Carryover Reserve Account"), which account shall remain uninvested and held in trust for the benefit of the Holders of the Offered Certificates and Class B-1 Certificates. The Cap Carryover Reserve Account will be an asset of the Trust but not of any REMIC. On each Distribution Date, Cap Carryover Amounts available pursuant to clause (xxxiv) of Section 4.02(b) will be deposited into the Cap Carryover Reserve Account. On such Distribution Date, the Securities Administrator shall withdraw such Cap Carryover Amounts on deposit and apply them, sequentially, as follows:

      first, concurrently, to the Class A-1A, Class A-1B, Class A-2A and Class A-2B Certificates, pro rata (based on the Cap Carryover Amount for each such Class), any Cap Carryover Amount for each such Class; and

      second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates, any Cap Carryover Amount for each such Class.

                                   ARTICLE V

                                THE CERTIFICATES

      Section 5.01. The Certificates.

      Each of the Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class CE, Class P and Residual Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed by the Securities Administrator and authenticated and delivered by the Certificate Registrar to or upon the receipt of a Written Order to Authenticate from the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund. Each Class of the Offered Certificates and the Class B-1 Certificates shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar denomination of $25,000 and integral multiples of $1 in excess thereof. The Class CE and Class P Certificates are issuable in minimum Percentage Interests of 1% provided, however, at no time shall there be more than ten (10) Certificates of each such Class. Each Residual Certificate is issuable only as a single certificate.

      The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Securities Administrator by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Certificate Registrar substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 5.02(c), the Offered Certificates and the Class B-1 Certificates shall be Book-Entry Certificates. The Class CE, Class P and Residual Certificates shall not be Book-Entry Certificates but shall be issued in fully registered certificate form.

      Section 5.02. Registration of Transfer and Exchange of Certificates.

      (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office of the Securities Administrator a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Securities Administrator shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Securities Administrator as Certificate Registrar shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Securities Administrator, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05, 8.14, 8.15 and 8.16 shall apply to the Certificate Registrar to the same extent as they apply to the Securities Administrator. Any Certificate Registrar appointed in accordance with this Section 5.02(a) may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Servicer, the Master Servicer, the Securities Administrator and the Depositor, such resignation to become effective upon appointment of a successor Certificate Registrar.

      Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph and, in the case of the Residual Certificates, upon satisfaction of the conditions set forth below, the Securities Administrator on behalf of the Trust shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

      At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute on behalf of the Trust and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Securities Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

      (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to the Depository, the initial Depository, by, or on behalf of, the Depositor; or to, and deposited with the Certificate Custodian, on behalf of the Depository, if directed to do so pursuant to instructions from the Depository. Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:
(i) registration of such Certificates may not be transferred by the Securities Administrator except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Securities Administrator shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Securities Administrator and its agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

      All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

      (c) If the Depository advises the Securities Administrator in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and the Securities Administrator or the Depositor is unable to locate a qualified successor. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Securities Administrator shall, at the Trust's expense, execute on behalf of the Trust and the Certificate Registrar shall authenticate definitive, fully registered certificates (the "Definitive Certificates"). None of the Depositor or the Securities Administrator shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Securities Administrator, the Certificate Registrar, the Servicer, the Master Servicer, the Trustee, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

      (d) Except with respect to a transfer of the Private Certificates between or among the Depositor, the Seller, their affiliates or both, no transfer, sale, pledge or other disposition of any Private Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, the Certificate Registrar shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit L) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Certificate Registrar certifying to the Depositor and the Certificate Registrar the facts surrounding such transfer, which investment letter shall not be an expense of the Certificate Registrar or the Depositor. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. For purposes of clause (ii) of this Section 5.02(d) the representations required in any transferor certificate (substantially in the form of Exhibit L hereto) and any investment letter (substantially in the form of Exhibit J hereto) shall be deemed to have made in connection with the transfer of any Private Certificate that is a Book-Entry Certificate.

      No transfer of an ERISA Restricted Certificate shall be made unless the Certificate Registrar shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar (such requirement is satisfied only by the Certificate Registrar's receipt of a representation letter from the transferee substantially in the form of Exhibit I hereto, as appropriate), to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA, to Section 4975 of the Code or any federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or the Code (each, a "Plan"), nor a person acting on behalf of any such Plan nor using the assets of any such Plan to effect such transfer other than, except in the case of the Class CE Certificates, Class P Certificates or the Residual Certificates, an insurance company general account that is eligible for and meets all requirements for relief under Sections I and III of Department of Labor Prohibited Transaction Exemption 95-60 or (ii) (except in the case of the Residual Certificates) in the case of any such ERISA Restricted Certificate presented for registration in the name of a Plan, or a person acting on behalf of any such Plan or using such Plan's assets, an Opinion of Counsel in form and substance satisfactory to the Certificate Registrar, to the effect that the purchase or holding of such ERISA Restricted Certificate will not constitute or result in a non exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or a violation of Similar Law and will not subject the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the NIMS Insurer or the Certificate Registrar to any obligation in addition to those expressly undertaken in this Agreement. For purposes of clause (i) of the preceding sentence, such representation shall be deemed to have been made to the Certificate Registrar by the acceptance by a Certificate Owner of the beneficial interest in any such Class of ERISA Restricted Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan or a person acting on behalf of any such Plan or using such Plan's assets without the delivery to the Certificate Registrar of an Opinion of Counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

      For so long as the Interest Rate Swap Agreement is in existence, each beneficial owner of a Certificate other than an ERISA Restricted Certificate or any interest therein, shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate, or interest therein, that either (i) it is not a Plan or (ii) (A) it is an "accredited investor" (as defined in Rule 501(a) of Regulation D under the 1933 Act, as amended), and (B) the acquisition and holding of such Certificate and the separate right to receive payments from the Swap Account or any asset held in such trust, including the Swap Account are eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption 84-14 (for transactions by independent "qualified professional asset managers"), 91-38 (for transactions by bank collective investment funds), 90-1 (for transactions by insurance company pooled separate accounts), 95-60 (for transactions by insurance company general accounts) or 96-23 (for transactions effected by "in house asset managers"). If any Certificate (other than an ERISA Restricted Certificate) or any interest therein is acquired or held in violation of the foregoing provisions the next preceding permitted beneficial owner shall be treated as the beneficial owner of such Certificate or interest therein, retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of such Certificate or interest therein was effected in violation of the foregoing provisions shall indemnify and hold harmless, to the extent permitted by law, the Depositor, the Trustee, the Master Servicer, the Securities Administrator and the Servicer from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

      Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney in fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Certificate Registrar shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

            A. an affidavit in the form of Exhibit K hereto from the proposed transferee to the effect that, among other things, such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in a Residual Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee;

            B. a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificates; and

            C. a certificate substantially in the form of Exhibit L hereto from the proposed transferor to the effect that, among other things, the proposed transferor has no knowledge the proposed transferee is not a Permitted Transferee and no purpose of the proposed disposition of the Residual Certificate is to impede the assessment or collection of tax.

            (iv) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become the Holder of Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Certificate Registrar received the documents specified in clause (iii). The Securities Administrator shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Securities Administrator shall be distributed and delivered by the Securities Administrator to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (v) If any Person other than a Disqualified Organization acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Certificate Registrar shall have the right but not the obligation, without notice to the Holder of a Residual Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of a Residual Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Securities Administrator to the previous Holder of a Residual Certificate that is a Permitted Transferee, except that in the event that the Securities Administrator determines that the Holder of a Residual Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Securities Administrator may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Securities Administrator and it shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

            (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Securities Administrator will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations. The Securities Administrator shall be entitled to reasonable compensation for providing such information from the person to whom it is provided.

      The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Certificate Registrar, in form and substance satisfactory to the Certificate Registrar, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC created hereunder to fail to qualify as a REMIC.

      (e) No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

      Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

      If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Securities Administrator, the Depositor, the NIMS Insurer and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall execute on behalf of the Trust, and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Securities Administrator or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 5.04. Persons Deemed Owners.

      The Servicer, the Depositor, the NIMS Insurer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, any Paying Agent and any agent of each such party may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and 4.02 and for all other purposes whatsoever, and none of the Servicer, the Trust, the NIMS Insurer, the Master Servicer, the Securities Administrator, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

      Section 5.05. Appointment of Paying Agent.

      (a) The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Section 4.01 and 4.02, shall report the amounts of such distributions to the Securities Administrator and shall comply with all requirements of the Code respecting withholding with respect to payments to Certificateholders of interest or original issue discount that the Paying Agent reasonably believes are applicable. The duties of the Paying Agent may include the obligation to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be an entity duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Securities Administrator. The Securities Administrator may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor, the NIMS Insurer and the Rating Agencies. The Securities Administrator as Paying Agent shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Securities Administrator, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05, 8.14, 8.15 and 8.16 shall apply to the Paying Agent to the same extent as they apply to the Securities Administrator. Any Paying Agent appointed in accordance with this Section 5.05 may at any time resign by giving at least 30 days' advance written notice of resignation to the Securities Administrator, the Servicer, the Master Servicer, the Trustee, the NIMS Insurer and the Depositor, such resignation to become effective upon appointment of a successor Paying Agent.

                                   ARTICLE VI

               THE SERVICER, THE MASTER SERVICER AND THE DEPOSITOR

      Section 6.01. Liability of the Servicer, the Master Servicer and the Depositor.

      The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer.

      Section 6.02. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer, the Master Servicer or the Depositor.

      Any entity into which the Servicer, the Master Servicer or the Depositor may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer, the Master Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Servicer, the Master Servicer or the Depositor, shall be the successor of the Servicer, the Master Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor servicer shall satisfy all the applicable requirements of Section 7.02 with respect to the qualifications of a successor servicer. The Servicer and such successor or surviving Person shall notify the Depositor, the Master Servicer, the Securities Administrator and the Trustee of any such merger, conversion or consolidation at least two Business Days prior to the effective date thereof and shall provide the Depositor, the Master Servicer, the Securities Administrator and the Trustee with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such merger, conversion or consolidation.

      Section 6.03. Limitation on Liability of the Servicer and Others.

      None of the Servicer, the Master Servicer, the Depositor or any of the directors or officers or employees or agents of such parties shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by such parties in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer, the Master Servicer or the Depositor or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of such party or by reason of its reckless disregard of its obligations and duties of such party hereunder; provided, further, that this provision shall not be construed to entitle the Servicer to indemnity in the event that amounts advanced by the Servicer to retire any senior lien exceed Liquidation Proceeds (in excess of related liquidation expenses) realized with respect to the related Mortgage Loan. The Servicer, the Master Servicer, the Depositor and any director or officer or employee or agent of such party may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer, the Master Servicer and the Depositor and any director or officer or employee or agent of such parties shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Servicer, the Master Servicer and the Depositor may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer, the Master Servicer and the Depositor shall be entitled to pay such expenses from the proceeds of the Trust or to be reimbursed therefor pursuant to
Section 3.07 upon presentation to the Securities Administrator of documentation of such expenses, costs and liabilities. The Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

      Section 6.04. Servicer and Master Servicer Not to Resign.

      Subject to the provisions of Section 7.01 and Section 6.02, neither the Servicer nor the Master Servicer shall resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer or the Master Servicer, as applicable, so causing such a conflict being of a type and nature carried on by the Servicer or the Master Servicer, as applicable, or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer or the Master Servicer, as applicable, has proposed a successor servicer or successor master servicer, as applicable, to the Trustee, the Master Servicer (in the case of the Servicer) and the NIMS Insurer in writing and such proposed successor servicer or master servicer, as applicable, is reasonably acceptable to the Trustee, the Master Servicer (in the case of the Servicer) and the NIMS Insurer; and (b) each Rating Agency shall have delivered a letter to the Trustee, the Master Servicer (in the case of the Servicer) and the NIMS Insurer prior to the appointment of the successor servicer or master servicer, as applicable, stating that the proposed appointment of such successor party hereunder will not result in the reduction or withdrawal of the then current rating of the Regular Certificates or the ratings that are in effect; provided, however, that no such resignation by the Servicer or Master Servicer, as applicable, shall become effective until such successor party or, if applicable, the Master Servicer shall have assumed the resigning Servicer's or Master Servicer's responsibilities and obligations hereunder, as the case may be, or the Master Servicer shall have designated a successor servicer in accordance with Section 7.02. Any such resignation shall not relieve the Servicer or the Master Servicer, as applicable, of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Servicer or the Master Servicer, as applicable. Any such determination permitting the resignation of the Servicer or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee, the Securities Administrator, the Master Servicer (in the case of the Servicer) and the NIMS Insurer.

      Section 6.05. Delegation of Duties; Advance Facility.

      (a) In the ordinary course of business, the Servicer, subject to the provisions of Section 3.18, at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section
3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04. The Servicer shall provide the Trustee, the Master Servicer, the Securities Administrator, the NIMS Insurer and the Rating Agencies with 60 days prior written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's Affiliates or their respective successors and assigns.

      If the Servicer determines any such Affiliate or third party vendor would be a "servicer" within the meaning of Item 1101 of Regulation AB, the Servicer shall not engage such Affiliate or third party vendor unless it provides the Trustee, the Master Servicer, the Securities Administrator and the Depositor the information required by Section 1108(b) and 1108(c) of Regulation AB prior to such engagement.

      In the event of any assignment of rights or delegation of duties of the Servicer, the Securities Administrator shall report such event on Form 8-K within four Business Days after the effective date thereof provided that the Servicer provides notice of such occurrence to the Depositor, the Master Servicer and the Securities Administrator within 2 days of such effective date.

      (b) The Servicer is hereby authorized without consent of any other party, to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Servicer assigns or pledges to another Person (together with such Person's successors and assigns, an "Advancing Person") the Servicer's rights under this Agreement to be reimbursed for any Advances, Servicing Advances and Capitalized Advance Amounts and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement. The Servicer shall notify each other party to this Agreement prior to or promptly after entering into or terminating any Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Servicer's behalf, the Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances, Capitalized Advance Amounts and/or Servicing Advances, as applicable, pursuant to this Agreement, then the Servicer shall not be permitted to reimburse itself for Advances, Capitalized Advance Amounts and/or Servicing Advances, but instead the Servicer shall be required to remit amounts collected that would otherwise be retained by the Servicer to reimburse it for the amount of previously unreimbursed Capitalized Advance Amounts ("Capitalized Advance Reimbursements"), unreimbursed Advances ("Advance Reimbursements") and/or previously unreimbursed Servicing Advances ("Servicing Advance Reimbursements" and together with Capitalized Advance Amounts and Advance Reimbursements, "Reimbursements") (in each case to the extent such type of Reimbursements are included in the Advance Facility) in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person. Notwithstanding anything to the contrary herein, in no event shall Reimbursements be included in the "Available Funds" or distributed to Certificateholders.

      Reimbursements shall consist solely of amounts in respect of Advances, Capitalized Advance Amounts and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with this Agreement, assuming the Servicer had made the related Advance(s), Capitalized Advance Amount and/or Servicing Advance(s). Notwithstanding the foregoing, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. None of the Depositor, the Master Servicer, the Securities Administrator, the Custodian or the Trustee shall have any duty or liability with respect to the calculation or payment of any Reimbursements, nor shall the Depositor, the Master Servicer, the Securities Administrator, the Custodian or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or the payment of Reimbursements to the related Advancing Person or Advance Facility Trustee. The Servicer shall maintain and provide to any successor servicer and (upon request) the Master Servicer, the Securities Administrator or the Trustee a detailed accounting on a loan by loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person. The successor servicer shall be entitled to rely on any such information provided by the predecessor servicer, and the successor servicer shall not be liable for any errors in such information.

      An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for Advances, Capitalized Advance Amount and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a subservicer set forth in this Agreement.

      Reimbursements distributed with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first in, first out"
(FIFO) basis. Reimbursements with respect to Capitalized Advances shall be limited to principal collections received on the Mortgage Loans in the related Loan Group. The documentation establishing any Advance Facility shall also require the Servicer to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement distributed to such Advancing Person or Advance Facility Trustee on each Distribution Date to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement with respect to each Mortgage Loan. The Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances, Capitalized Advance Amounts and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been assigned or pledged to an Advancing Person.

      The Servicer shall indemnify the Depositor, the Master Servicer, the Securities Administrator, the Custodian, the Trustee, the NIMS Insurer, any successor servicer and the Trust Fund resulting from any claim by the related Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the Depositor, the Master Servicer, the Securities Administrator, the Custodian, the Trustee or any successor servicer.

      Any amendment to this Section 6.05(b) or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 6.05(b), including amendments to add provisions relating to a successor servicer, may be entered into by the Trustee, the Depositor, the Master Servicer, the Securities Administrator and the Servicer without the consent of any Certificateholder but with the consent of the NIMS Insurer, provided such amendment complies with Section 11.01 hereof. All reasonable costs and expenses (including attorneys' fees) of each party hereto of any such amendment shall be borne solely by the Servicer. Prior to entering into an Advance Facility, the Servicer shall notify the lender under such facility in writing that: (a) the Advances and/or Servicing Advances financed by and/or pledged to the lender are obligations owed to the Servicer on a non-recourse basis payable only from the cash flows and proceeds received under this Agreement for reimbursement of Advances and/or Servicing Advances only to the extent provided herein, and the Trustee and the Trust are not otherwise obligated or liable to repay any Advances and/or Servicing Advances financed by the lender; (b) the Servicer will be responsible for remitting to the lender the applicable amounts collected by it as reimbursement for Advances and/or Servicing Advances funded by the lender, subject to the restrictions and priorities created in this Agreement; and (c) the Trustee, the Master Servicer and the Securities Administrator shall not have any responsibility to track or monitor the administration of the financing arrangement between the Servicer and the lender.

                                  ARTICLE VII

                                     DEFAULT

      Section 7.01. Events of Termination.

      (a) If any one of the following events ("Servicer Events of Termination") shall occur and be continuing:

            (i) (A) The failure by the Servicer to make any Advance or to pay Compensating Interest; or (B) any other failure by the Servicer to deposit in the Collection Account or remit to the Securities Administrator or the Master Servicer, as applicable, for deposit in the Distribution Account any payment required to be made under the terms of this Agreement, which failure continues unremedied for a period of one Business Day after the first date on which (x) the Servicer has knowledge of such failure or (y) written notice of such failure is given to the Servicer; or

            (ii) The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days, after the date (A) on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, the Master Servicer, the Securities Administrator or the NIMS Insurer or by any Holder of a Regular Certificate evidencing at least 25% of the Voting Rights or (B) actual knowledge of such failure by a Servicing Officer of the Servicer; or

            (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or

            (iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

            (v) either (a) the rating of the Servicer's residential sub-prime servicing operations is reduced to lower than "Average" by S&P or (b) the Servicer's rating by Fitch as a primary servicer of residential Alt-A and sub-prime products is reduced to lower than "RPS3"; or

            (vi) Only for so long as the Trust is subject to the reporting requirements of the Exchange Act, the failure of the Servicer to comply with Sections 3.21, 3.22 or 3.33 hereof within the required time period (including with respect to any Additional Servicer, Subservicer or Subcontractor engaged by the Servicer) (without regard to any cure period).

      (b) Then, and in each and every such case, so long as a Servicer Event of Termination shall not have been remedied within the applicable grace period, (x) with respect solely to clause (i)(A) above, if such Advance is not made by 4:00 P.M., New York time, on the Business Day immediately following the Servicer Remittance Date, the Master Servicer may terminate all of the rights and obligations of the Servicer under this Agreement and the Master Servicer, or a successor servicer appointed in accordance with Section 7.02, shall immediately make such Advance and assume, pursuant to Section 7.02, the duties of a successor servicer and (y) in the case of (i)(B), (ii), (iii), (iv), (v) and
(vi) above, the Master Servicer shall, at the direction of the NIMS Insurer or Holders of each Class of Regular Certificates evidencing Percentage Interests aggregating not less than 51%, by notice then given in writing to the Servicer (and to the Master Servicer if given by Holders of Certificates), terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to each Rating Agency, the NIMS Insurer, the Swap Provider, the Securities Administrator and the Depositor. On or after the receipt by the Servicer (and by the Master Servicer if such notice is given by the Holders) of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer pursuant to and under this Section or successor servicer appointed in connection with Section 7.02; and, without limitation, the Master Servicer or successor servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney in fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and Related Documents or otherwise. The Servicer agrees to cooperate with the Master Servicer (or the applicable successor servicer) in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the delivery to the Master Servicer (or the applicable successor servicer) of all documents and records requested by it to enable it to assume the Servicer's functions under this Agreement within ten Business Days subsequent to such notice, the transfer within one Business Day subsequent to such notice to the Master Servicer (or the applicable successor servicer) for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, the Distribution Account or any Escrow Account or that have been deposited by the Servicer in such accounts or thereafter received by the Servicer with respect to the Mortgage Loans or any REO Property received by the Servicer. All reasonable out of pocket costs and expenses (including attorneys' fees) incurred in connection with transferring the servicing to the successor servicer and amending this Agreement to reflect such succession as the Servicer pursuant to this Section shall be paid by the predecessor servicer (or if the predecessor servicer is the Master Servicer, the initial servicer) upon presentation of reasonable documentation of such costs and expenses, and if the predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor servicer or the Master Servicer (in which case the successor servicer or the Master Servicer shall be entitled to reimbursement therefor from the assets of the Trust).

      Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive payment of all accrued and unpaid Servicing Fees and reimbursement for all outstanding Advances and Servicing Advances properly made prior to the date of termination.

      (c) If any one of the following events ("Master Servicer Events of Termination") shall occur and be continuing:

            (i) any failure by the Master Servicer to deposit amounts in the Distribution Account in the amount and manner provided herein so as to enable the Securities Administrator to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement which continues unremedied by 12:00 noon New York time on the Distribution Date; or

            (ii) failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator, the Trustee or the Depositor, or to the Master Servicer, the Depositor, the Securities Administrator and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (iii) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master Servicer, or for the winding up or liquidation of the Master Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

            (iv) the consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to substantially all of its property; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (v) only for so long as the Trust is subject to the reporting requirements of the Exchange Act, the failure of the Master Servicer to comply with Sections 3.21, 3.22 or 3.33 hereof within the required time period (including with respect to any Additional Servicer, Subservicer or Subcontractor engaged by the Master Servicer) (without regard to any cure period).

      (d) Then, and in each and every such case, so long as a Master Servicer Event of Termination shall not have been remedied within the applicable grace period, the Trustee shall, at the direction of the NIMS Insurer or Holders of each Class of Regular Certificates evidencing Percentage Interests aggregating not less than 51%, by notice then given in writing to the Master Servicer (and to the Trustee if given by Holders of Certificates), terminate all of the rights and obligations of the Master Servicer as master servicer under this Agreement. Any such notice to the Master Servicer shall also be given to the Securities Administrator, the Servicer, the Swap Provider, each Rating Agency, the NIMS Insurer and the Depositor. On or after the receipt by the Master Servicer (and by the Trustee if such notice is given by the Holders) of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee as successor master servicer pursuant to and under this Section 7.01 and Section 7.02, unless and until such time as the Trustee shall appoint a successor master servicer pursuant to Section 7.02, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Master Servicer in the Distribution Account or thereafter received by the Master Servicer with respect to the Mortgage Loans. Upon obtaining written notice or actual knowledge of the occurrence of any Master Servicer Event of Termination, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 7.01 shall be paid by the predecessor Master Servicer. Notwithstanding the termination of the Master Servicer pursuant hereto, the Master Servicer shall remain liable for any causes of action arising out of any Master Servicer Event of Termination occurring prior to such termination.

      (e) If the Master Servicer and the Securities Administrator are the same Person, then upon any resignation or termination of the Master Servicer hereunder, the Securities Administrator shall resign or be terminated as securities administrator hereunder.

      Section 7.02. Master Servicer to Act; Trustee to Act; Appointment of Successor.

      (a) Within 90 days of the time the Servicer (and the Master Servicer, if notice is sent by the Holders) receives a notice of termination pursuant to
Section 7.01 or 6.04, the Master Servicer (or such other successor servicer as is approved in accordance with this Agreement) shall be the successor in all respects to the Servicer in its capacity as the servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession. As compensation therefor, the Master Servicer (or such other successor servicer) shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Master Servicer is unwilling to act as successor servicer or (ii) if the Master Servicer is legally unable so to act, the Master Servicer shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, that the appointment of any such successor servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates as evidenced by a letter to such effect from the Rating Agencies and that, in the case of a successor servicer appointed by the Master Servicer, such successor servicer is reasonably acceptable to the NIMS Insurer. Pending appointment of a successor to the Servicer hereunder, unless the Master Servicer is prohibited by law from so acting, the Master Servicer shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.20 (or such other compensation as the Master Servicer and such successor shall agree, not to exceed the Servicing Fee). The successor servicer shall be entitled to withdraw from the Collection Account all costs and expenses associated with the transfer of the servicing to the successor servicer, including costs and expenses of the Master Servicer. The appointment of a successor servicer shall not affect any liability of the predecessor servicer which may have arisen under this Agreement prior to its termination as the Servicer to pay any deductible under an insurance policy pursuant to Section 3.13 or to indemnify the parties indicated in Section 3.28 pursuant to the terms thereof, nor shall any successor servicer be liable for any acts or omissions of the predecessor servicer or for any breach by such servicer of any of its representations or warranties contained herein or in any related document or agreement. The Master Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

      (b) Any successor, including the Master Servicer, to the Servicer as the servicer shall during the term of its service as a servicer continue to service and administer the Mortgage Loans for the benefit of Certificateholders, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as the Servicer hereunder and a Fidelity Bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.14.

      (c) The predecessor Servicer and successor servicer shall notify the Depositor, the Master Servicer, the Securities Administrator and Trustee of any such appointment at least two Business Days prior to the effective date thereof and shall provide the Depositor, the Master Servicer, the Securities Administrator and the Trustee with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such appointment.

      (d) During the continuance of any Master Servicer Event of Termination, so long as such Master Servicer Event of Termination shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Master Servicer Event of Termination.

      (e) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee (or other named successor) shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof or shall appoint a successor pursuant to this Section 7.02 and the transition to such successor master servicer shall be fully effected within 90 days following the termination of the prior Master Servicer. Notwithstanding the foregoing, (i) the parties hereto agree that the Trustee, in its capacity as successor master servicer, immediately will assume all of the obligations of the Master Servicer under this Agreement, (ii) the Trustee, in its capacity as successor master servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Master Servicer, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. As compensation therefor, the Trustee, as successor master servicer, shall be entitled to such compensation as the terminated Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that any such institution appointed as successor master servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Master Servicer. The appointment of a successor master servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer, nor shall any successor master servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by the Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Master Servicing Transfer Costs shall be paid by the predecessor Master Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Master Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor master servicer or the Trustee (in which case the successor master servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

      (f) In connection with the appointment of a successor master servicer or the assumption of the duties of the Master Servicer, as specified in Section 7.02(e), the Trustee may make such arrangements for the compensation of such successor as it and such successor agree; provided, however, that such compensation shall not exceed the compensation of the Master Servicer being replaced.

      (g) Any successor, including the Trustee, to the Master Servicer as master servicer shall during the term of its service as master servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.14.

      Section 7.03. Directions by Certificateholders and Duties of Trustee During Master Servicer Event of Termination.

      (a) During the continuance of any Master Servicer Event of Termination, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (b) the terminating of the Master Servicer or any successor master servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

      Section 7.04. Action upon Certain Failures of the Master Servicer and upon Master Servicer Event of Termination.

      In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Master Servicer specified in Section 7.01(c)(i) or (ii) which would become an Master Servicer Event of Termination upon the Master Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer. If a Responsible Officer of the Trustee shall have actual knowledge of a Master Servicer Event of Termination, the Trustee shall give prompt written notice thereof to the Certificateholders.

Section 7.05.     Waiver of Defaults.

      The Holders of Certificates entitled to at least 66 2/3% of the Voting Rights allocated to the Classes of Certificates affected by a Servicer Event of Termination or Master Servicer Event of Termination may, on behalf of all Certificateholders, and with the consent of the NIMS Insurer, waive any events permitting removal of the Servicer as servicer or the Master Servicer as master servicer pursuant to this Article VII, provided, however, that such Holders may not waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate and the NIMS Insurer. Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Termination or Master Servicer Event of Termination, as applicable, arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Master Servicer to the Rating Agencies and the Swap Provider.

      Section 7.06. Notification to Certificateholders.

      (a) On any termination or appointment of a successor to the Servicer pursuant to this Article VII or Section 6.04, the Securities Administrator shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register, the NIMS Insurer, the Securities Administrator, the Trustee and each Rating Agency. On any termination or appointment of a successor to the Master Servicer pursuant to this Article VII or Section 6.04, the successor securities administrator shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register, the NIMS Insurer, the Trustee, the Servicer and each Rating Agency.

      (b) No later than 60 days after the occurrence of any event which constitutes or which, with notice or a lapse of time or both, would constitute a Servicer Event of Termination within five Business Days after a Responsible Officer of the Master Servicer becomes aware of the occurrence of such an event, the Master Servicer shall transmit by mail to the NIMS Insurer and all Certificateholders notice of such occurrence unless such default or Servicer Event of Termination shall have been waived or cured. Such notice shall be given to the Rating Agencies promptly after any such occurrence. No later than 60 days after the occurrence of any event which constitutes or which, with notice or a lapse of time or both, would constitute a Master Servicer Event of Termination within five Business Days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to the NIMS Insurer and all Certificateholders notice of such occurrence. Such notice shall be given to the Rating Agencies promptly after any such occurrence.

      Section 7.07. Survivability of Servicer and Master Servicer Liabilities.

      Notwithstanding anything herein to the contrary, upon termination of the Servicer or the Master Servicer hereunder, any liabilities of the Servicer or the Master Servicer, as applicable, which accrued prior to such termination shall survive such termination.

                                  ARTICLE VIII

                  THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

      Section 8.01. Duties of Trustee and the Securities Administrator.

      (a) The Trustee and the Securities Administrator, prior to the occurrence of a Master Servicer Event of Termination of which a Responsible Officer of the Trustee or the Securities Administrator, as applicable, shall have actual knowledge and after the curing of all Master Servicer Events of Termination which may have occurred, undertake to perform such duties and only such duties as are specifically set forth in this Agreement, respectively. In case a Master Servicer Event of Termination has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

      The Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer, the Seller, the Servicer, the NIMS Insurer or the Depositor hereunder. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee or the Securities Administrator, as the case may be, shall notify the Certificateholders of such instrument in the event that the Trustee or the Securities Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

      (b) No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

            (i) Prior to the occurrence of a Master Servicer Event of Termination or a Servicer Event of Termination, and after the curing or waiver of all such Master Servicer Events of Termination or Servicer Events of Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to it which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) The Trustee and the Securities Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders or the NIMS Insurer as provided in Section 7.03;

            (iv) The Trustee shall not be charged with knowledge of a Master Servicer Event of Termination under clauses (c)(i) through (c)(iv) of
      Section 7.01 or a Servicer Event of Termination under clauses (a)(i) through (a)(vi) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office of the Trustee obtains actual knowledge of such failure or event or any Responsible Officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Servicer, the Securities Administrator, the Depositor, the NIMS Insurer or any Certificateholder; and

            (v) Except to the extent provided in Section 7.02 in respect of the Trustee as successor master servicer, no provision in this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee or Securities Administrator hereunder, or in the exercise of any of its rights or powers, if the Trustee or the Securities Administrator, as applicable, shall have reasonable grounds for believing that repayment of funds or adequate indemnity or security satisfactory to it against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement.

      (c) Upon its receipt from the Sponsor of the "significance estimate" of the Interest Rate Swap Agreement provided in accordance with the Mortgage Loan Purchase Agreement, the Securities Administrator shall, on the basis of each such "significance estimate," calculate the Interest Rate Swap Agreement's "significance percentage" of the Pool Balance as of the date of such "significance estimate" in accordance with Item 1115 of Regulation AB. For the avoidance of doubt, such "significance percentage" shall be a fraction, expressed as a percentage, the numerator of which is such "significance estimate" and the denominator of which is the Pool Balance. Further, the Securities Administrator shall determine as of such date whether such "significance percentage" would require disclosure of financial information with respect to the Swap Provider in any report required to be filed with the Commission pursuant to Section 3.33, and if it does, the Securities Administrator shall make a written request of the Swap Provider for such information in accordance with the Interest Rate Swap Agreement, not later than the Business Day following the Business Day on which it receives the related "significance estimate." Upon its receipt of such information, the Securities Administrator shall furnish such information to the Depositor and, if such information is approved by the Depositor, shall include such information in the related report as provided in Section 3.33. In the event the Securities Administrator does not timely receive such information it shall promptly notify the Depositor.

      With respect to the failure of the Swap Provider to perform any of its obligations under the Interest Rate Swap Agreement, the breach by the Swap Provider of any of its representations and warranties made pursuant to the Interest Rate Swap Agreement, or the termination of the Interest Rate Swap Agreement, the Securities Administrator shall send any notices and make any demands, on behalf of the Trust, as are required under the Interest Rate Swap Agreement. The Securities Administrator shall cause any replacement swap provider to provide a copy of the related replacement interest rate swap agreement to the Securities Administrator and the Depositor.

      Upon the occurrence of a Swap Early Termination (i) to the extent that the Securities Administrator receives a Swap Termination Payment from the Swap Provider, if the Securities Administrator acquires a replacement interest rate swap agreement, the Securities Administrator shall apply all or a portion of such Swap Termination Payment as may be necessary to acquire a replacement swap provider under the replacement interest rate swap agreement prior to distribution of such Swap Termination Payment in accordance with the priorities set forth in this Agreement and (ii) to the extent that a Swap Termination Payment is owed to the Swap Provider, if the Securities Administrator acquires a replacement interest rate swap agreement, the Securities Administrator shall apply all or a portion of the amount received from any replacement swap provider under a replacement interest rate swap agreement (the "Replacement Swap Provider Payment") to pay the Swap Termination Payment owed to the Swap Provider.

      (d) Subject to the conditions set forth in this Section 8.01(d),the Securities Administrator is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Securities Administrator shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Securities Administrator, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and
(ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Securities Administrator of any Servicing Function Participant, the Securities Administrator shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Sections 3.21 and 3.22 of this Agreement to the same extent as if such Servicing Function Participant were the Securities Administrator. The Securities Administrator shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable parties any Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function Participant under Section 3.22, in each case as and when required to be delivered.

      Notwithstanding the foregoing, if the Securities Administrator engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the Securities Administrator shall be responsible for determining whether such Subcontractor is an Additional Servicer.

      The Securities Administrator shall indemnify the Depositor, the Sponsor, the Servicer, the Trustee, the Custodian, the Master Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Securities Administrator's obligation set forth in the preceding paragraph or the failure of the Securities Administrator to perform any of its obligations under this Section 8.01(d).

      Section 8.02. Certain Matters Affecting the Trustee and the Securities Administrator.

      (a) Except as otherwise provided in Section 8.01:

            (i) the Trustee and the Securities Administrator may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) the Trustee and the Securities Administrator may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of the Certificateholders or the NIMS Insurer pursuant to the provisions of this Agreement, unless such Certificateholders or the NIMS Insurer shall have offered to the Trustee or the Securities Administrator, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

            (iv) neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) prior to the occurrence of a Master Servicer Event of Termination and after the curing of all Master Servicer Events of Termination which may have occurred, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Majority Certificateholders or the NIMS Insurer and such request is reasonable; provided, however, that if the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as the case may be, may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding;

            (vi) the Trustee shall not be accountable, have any liability or make any representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.02;

            (vii) the Trustee and the Securities Administrator may each execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and neither the Trustee nor the Securities Administrator shall be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by it with due care; and

            (viii) the right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act.

      Section 8.03. Neither the Trustee nor the Securities Administrator Liable for Certificates or Mortgage Loans.

      The recitals contained herein and in the Certificates (other than the signature of the Securities Administrator on the Certificates) shall be taken as the statements of the Depositor, and neither the Trustee nor the Securities Administrator assumes any responsibility for the correctness of the same. Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature of the Securities Administrator on the Certificates) or of any Mortgage Loan or Related Document. Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Master Servicer, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Distribution Account by the Master Servicer. Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02); the compliance by the Depositor or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's or Securities Administrator's receipt of written notice or actual knowledge of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that each of the Trustee and the Securities Administrator shall remain responsible for any Trust property that they may hold in their individual capacity; the acts or omissions of any of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02), or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02), taken in the name of the Trustee or the Securities Administrator; the failure of the Master Servicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee or the Securities Administrator taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02); provided, however, that the foregoing shall not relieve the Trustee and the Securities Administrator of their obligation to perform their respective duties under this Agreement. Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to them hereunder.

      Section 8.04. Trustee and Securities Administrator May Own Certificates.

      The Trustee and the Securities Administrator in their individual or any other capacity may become the owner or pledgee of Certificates with the same rights as they would have if they were not Trustee or Securities Administrator, respectively, and may transact any banking and trust business with the Master Servicer, the Servicer, the Depositor or their Affiliates.

      Section 8.05. Trustee and Securities Administrator Compensation and Expenses.

      The Master Servicer shall be entitled to investment income from amounts on deposit in the Distribution Account as compensation for its services hereunder. The Trustee and Securities Administrator shall be entitled to a fee in an amount agreed upon between the Trustee and the Master Servicer, payable by the Master Servicer out of its own funds and not out of any funds of the Trust Fund. The Trust shall reimburse the Trustee and the Securities Administrator for all reasonable expenses, disbursements and advances incurred or made by the Trustee or the Securities Administrator, as the case may be, in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of their counsel and of all persons not regularly in their employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders or the Trustee or Securities Administrator, as the case may be, hereunder. In addition, the Trustee and the Securities Administrator and their officers, directors, employees and agents shall be indemnified by the Trust from, and held harmless against, any and all losses, liabilities, damages, claims or expenses arising out of or in connection with any claim or legal action relating to the acceptance or administration of their respective obligations and duties under this Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee or the Securities Administrator, as the case may be, in the performance of its duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. Further, each Custodian and their officers, directors, employees and agents shall be indemnified by the Trust from, and held harmless against, any and all losses, liabilities, damages, claims or expenses arising out of or in connection with any claim or legal action relating to the acceptance or administration of their respective obligations and duties under this Agreement or any custodial agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of such Custodian in the performance of its duties hereunder or under the applicable custodial agreement or by reason of its reckless disregard of obligations and duties hereunder or under the applicable custodial agreement. This Section shall survive termination of this Agreement or the resignation or removal of any Trustee, Securities Administrator or Custodian hereunder.

      Section 8.06. Eligibility Requirements for Trustee and the Securities Administrator.

      The Trustee and the Securities Administrator hereunder shall at all times be an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. In addition, the Trustee shall at all times have a minimum long-term debt rating of "BBB" by Fitch and S&P and the Securities Administrator shall at all times have a minimum short term debt rating of "A-1" by Fitch and S&P, or if that rating is not available, a minimum long term debt rating of "A+" by Fitch and S&P. The Trustee shall not be an affiliate of the Depositor or the Master Servicer. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee and the Securities Administrator (other than the initial Trustee or Securities Administrator) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee or Securities Administrator is appointed Trustee or Securities Administrator to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee or the Securities Administrator, as the case may be, shall resign immediately in the manner and with the effect specified in
Section 8.07.

      Section 8.07. Resignation or Removal of Trustee and the Securities Administrator.

      The Trustee or the Securities Administrator may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Servicer, the NIMS Insurer and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee or Securities Administrator, as applicable, reasonably acceptable to the NIMS Insurer by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or Securities Administrator, as applicable, and one copy to the successor Trustee or Securities Administrator, as the case may be. If no successor Trustee or Securities Administrator, as applicable, shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator, as applicable.

      If at any time the Trustee or Securities Administrator shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer or the NIMS Insurer, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator or of their respective property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of their respective property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer or the NIMS Insurer may remove the Trustee or the Securities Administrator, as the case may be, and appoint a successor Trustee or Securities Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or the Securities Administrator, as applicable, so removed and one copy to the successor Trustee or the Securities Administrator, as applicable.

      In addition, if (a) the Securities Administrator fails to comply with its obligations to deliver any Assessment of Compliance or Attestation Reports required pursuant to Section 3.21 or 3.22 or (b) any Servicing Function Participant engaged by the Securities Administrator fails to comply with its obligations to deliver any Assessment of Compliance or Attestation Reports, the Depositor may remove the Securities Administrator and appoint a successor securities administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the Securities Administrator so removed and one copy to the successor securities administrator.

      The Majority Certificateholders may at any time remove the Trustee or Securities Administrator by written instrument or instruments delivered to the Master Servicer, the Depositor, the NIMS Insurer, the Securities Administrator and the Trustee; the Depositor shall thereupon use its best efforts to appoint a successor Trustee or Securities Administrator, as the case may be.

      Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee pursuant to any of the provisions of this
Section 8.07 shall become effective upon acceptance of appointment by the successor Trustee or Securities Administrator, as the case may be, as provided in Section 8.08.

      If the Securities Administrator and the Master Servicer are the same Person, then upon any resignation or termination of the Securities Administrator hereunder, the Master Servicer shall resign or be terminated as master servicer hereunder.

      Section 8.08. Successor Trustee or Securities Administrator.

      Any successor Trustee or Securities Administrator appointed as provided in
Section 8.07 shall execute, acknowledge and deliver to the Depositor, the NIMS Insurer, the Rating Agencies, the Master Servicer, the Servicer and to its predecessor Trustee or Securities Administrator, as the case may be, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or Securities Administrator shall become effective, and such successor Trustee or Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator, as the case may be. The Depositor, the Master Servicer and the predecessor Trustee or Securities Administrator shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee or Securities Administrator, as the case may be, all such rights, powers, duties and obligations.

      No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee or Securities Administrator, as the case may be, shall be eligible under the provisions of Section 8.06 and the appointment of such successor Trustee or Securities Administrator, as applicable, shall not result in a downgrading of the Regular Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

      Upon acceptance of appointment by a successor Trustee or Securities Administrator, as applicable, as provided in this Section 8.08, the Master Servicer shall cooperate to mail notice of the succession of such Trustee or Securities Administrator, as the case may be, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register, to the NIMS Insurer and to each Rating Agency. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee or Securities Administrator, the successor Trustee or Securities Administrator, as the case may be, shall cause such notice to be mailed at the expense of the Master Servicer. The predecessor Trustee and successor Trustee shall notify the Depositor of any such appointment at least two Business Days prior to the effective date thereof and shall provide the Depositor with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such appointment. The predecessor Securities Administrator and successor Securities Administrator shall notify the Depositor of any such appointment at least two Business Days prior to the effective date thereof and shall provide the Depositor with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such appointment.

      Section 8.09. Merger or Consolidation of Trustee or Securities Administrator.

      Any entity into which the Trustee or Securities Administrator, as applicable, may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator, as applicable, shall be a party, or any entity succeeding to the business of the Trustee or Securities Administrator, as the case may be, shall be the successor of such entity hereunder, provided such entity shall be eligible under the provisions of Section 8.06 and 8.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the Trustee and such surviving Person or the Securities Administrator and such surviving Person, as the case may be, shall notify the Depositor of any such merger, conversion or consolidation and shall provide the Depositor with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such merger, conversion or consolidation.

      Section 8.10. Appointment of Co-Trustee or Separate Trustee.

      Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the NIMS Insurer to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Master Servicer and the NIMS Insurer. If the Master Servicer and the NIMS Insurer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case a Master Servicer Event of Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 8.06, and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 8.08. Any co-trustee, if applicable, will be paid by the Securities Administrator, without reimbursement from the Trust.

      Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

            (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

            (iii) the Servicer and the Trustee, acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of a Servicer Event of Termination, the Trustee acting alone may accept the resignation or remove any separate trustee or co-trustee.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor, the NIMS Insurer, the Rating Agencies and the Master Servicer.

      Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney in fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

      Section 8.11. Limitation of Liability.

      The Certificates are executed by the Securities Administrator, not in its individual capacity but solely as Securities Administrator of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator in the Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust.

      Section 8.12. Trustee or Securities Administrator May Enforce Claims Without Possession of Certificates.

      (a) All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee or the Securities Administrator without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee or the Securities Administrator shall be brought in its own name or in its capacity as Trustee or the Securities Administrator for the benefit of all Holders of such Certificates, subject to the provisions of this Agreement. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee or the Securities Administrator, as the case may be, or its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

      (b) The Trustee shall afford the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the NIMS Insurer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. The Trustee shall cooperate fully with the Servicer, the NIMS Insurer, the Master Servicer, the Securities Administrator, the Depositor and such Certificateholder and shall make available to the Servicer, the NIMS Insurer, the Master Servicer, the Securities Administrator, the Depositor and such Certificateholder for review and copying at the expense of the party requesting such copies, such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the NIMS Insurer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

      (c) The Securities Administrator shall afford the Depositor, the Servicer, the Master Servicer, the Trustee, the NIMS Insurer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Securities Administrator in respect of its duties hereunder and access to officers of the Securities Administrator responsible for performing such duties. The Securities Administrator shall cooperate fully with the Servicer, the NIMS Insurer, the Master Servicer, the Trustee, the Depositor and such Certificateholder and shall make available to the Servicer, the NIMS Insurer, the Master Servicer, the Trustee, the Depositor and such Certificateholder for review and copying at the expense of the party requesting such copies, such books, documents or records as may be requested with respect to the Securities Administrator's duties hereunder. The Depositor, the Servicer, the Master Servicer, the Trustee, the NIMS Insurer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Securities Administrator and are not obligated to supervise the performance of the Securities Administrator under this Agreement or otherwise.

      Section 8.13. Suits for Enforcement.

      In case of a Servicer Event of Termination, Master Servicer Event of Termination or other default by the Servicer or the Master Servicer, as applicable, hereunder shall occur and be continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

      Section 8.14. Waiver of Bond Requirement.

      The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

      Section 8.15. Waiver of Inventory, Accounting and Appraisal Requirement.

      The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

      Section 8.16. Appointment of a Custodian.

      Wells Fargo Bank, N.A. is hereby appointed as Custodian and the Trustee shall have no responsibility or liability for any act or omission of Wells Fargo Bank, N.A., as Custodian. If Wells Fargo Bank, N.A. resigns or is no longer eligible to act as Custodian hereunder, the Trustee may at any time on or after the Closing Date, with the consent of the Depositor, the Servicer, the Securities Administrator and the Master Servicer, appoint one or more successor custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into one or more custodial agreements in a form acceptable to the Depositor, the Servicer, the Securities Administrator and the Master Servicer. The Custodian (including any successor Custodian) shall be entitled to a fee in an amount agreed upon between the Custodian and the Master Servicer, payable by the Master Servicer out of its own funds and not out of any funds of the Trust Fund. Any Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

                                   ARTICLE IX

                     REMIC AND GRANTOR TRUST ADMINISTRATION

      Section 9.01. REMIC Administration.

      (a) The Securities Administrator shall make or cause to be made REMIC elections for each of REMIC 1, REMIC 2, REMIC 3, REMIC 4 and REMIC 5 as set forth in the Preliminary Statement on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. In addition, the Securities Administrator shall request a taxpayer identification number on IRS Form SS-4 for each such REMIC or other tax entity formed under this Agreement and file IRS Form 8811, or other applicable form, for each such REMIC within 30 days of the Closing Date (or such other period as may be allowed by applicable law). The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

      (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 860G(a)(9) of the Code.

      (c) The Securities Administrator shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder. The Securities Administrator shall be entitled to reimbursement of expenses other than those expenses described in clause (i) or
(ii) above from the Trust.

      (d) The Securities Administrator shall prepare or cause to be prepared, the Trustee shall sign and the Securities Administrator shall file or cause to be filed, each REMIC's federal and state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Securities Administrator.

      (e) The Holder of the Class R Certificate shall be the "tax matters person" as defined in the REMIC Provisions (the "Tax Matters Person") with respect to each of REMIC 1, REMIC 2, REMIC 3 and REMIC 4. The Holder of the Class R-X Certificate shall be the Tax Matters Person with respect to REMIC 5. The Securities Administrator is irrevocably designated as and shall act as attorney in fact and agent for each such Tax Matters Person. The Securities Administrator, as agent for each such Tax Matters Person, shall perform, on behalf of each REMIC, all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator, as agent for each such Tax Matters Person, shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

      (f) The Securities Administrator, the Servicer, the Trustee, the Master Servicer, the Depositor and the Holders of Certificates shall take any action or cause any REMIC formed under this Agreement to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. None of the Securities Administrator, the Servicer, the Trustee, the Master Servicer, the Depositor or the Holder of a Residual Certificate shall take any action or cause any REMIC formed under this Agreement to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) to the extent such tax would be payable from assets held as part of the Trust Fund (either such event, an "Adverse REMIC Event") unless the Trustee, the Master Servicer, the Securities Administrator, the NIMS Insurer and the Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC formed under this Agreement or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Master Servicer, the Securities Administrator, the NIMS Insurer and the Servicer, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to such REMIC, and no such Person shall take any such action or cause such REMIC to take any such action as to which the Trustee, the NIMS Insurer, the Master Servicer, the Securities Administrator or the Servicer has advised it in writing that an Adverse REMIC Event could occur.

      (g) In the event that any tax is imposed on any REMIC created hereunder, including, without limitation, any federal, state or local tax or minimum tax imposed upon any REMIC created hereunder, and is, in each case, attributable to the activities of any REMIC created hereunder and not paid as otherwise provided for herein, such tax shall be paid (i) by the Securities Administrator, if any such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) by any party hereto (other than the Securities Administrator) to the extent any such tax arises out of or results from a breach by such other party of any of its obligations under this Agreement or (iii) in all other cases, or in the event that any liable party hereto fails to honor its obligations under the preceding clauses (i) or (ii), with amounts otherwise to be distributed to the Certificates, on a pro rata basis, based on the amounts to be distributed.

      (h) The Securities Administrator, shall, for federal income tax purposes, maintain or cause to be maintained books and records with respect to each REMIC formed under this Agreement on a calendar year and on an accrual basis.

      (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement with respect to Eligible Substitute Mortgage Loans.

      (j) None of the Trustee, the Securities Administrator, the Master Servicer or the Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

      (k) On or before April 15 of each calendar year, beginning in 2008, the Securities Administrator shall deliver to each Rating Agency and the NIMS Insurer an Officer's Certificate stating the Securities Administrator's compliance with the provisions of this Section 9.01.

      Section 9.02. Prohibited Transactions and Activities.

      None of the Depositor, the Servicer, the Master Servicer, the Securities Administrator or the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article II of this Agreement, (v) a repurchase of Mortgage Loans pursuant to
Article II of this Agreement or (vi) an optional purchase pursuant to Section 3.34, nor acquire any assets for any REMIC constituting part of the Trust Fund, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC constituting part of the Trust Fund after the Closing Date, unless such party and the NIMS Insurer has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of such REMIC as a REMIC or of the interests therein other than a Residual Certificate as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause such REMIC to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

      Section 9.03. Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

      In the event that any REMIC formed hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Master Servicer or the Servicer of its duties and obligations set forth herein, the Master Servicer or the Servicer, as applicable, shall indemnify the Holder of a Residual Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Master Servicer or the Servicer, as applicable, shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Securities Administrator, the Depositor or the Holder of a Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of a Residual Certificate on which the Master Servicer or the Servicer, as applicable, has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of a Residual Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Master Servicer or the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Master Servicer or the Servicer, as applicable, of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

      Section 9.04. Grantor Trust Administration.

      (a) The parties intend that the portions of the Trust Fund consisting of
(i) the right of the Class P Certificates to receive Prepayment Charges and Servicer Prepayment Charge Payment Amounts, (ii) the right of the Offered Certificates and Class B-1 Certificates to receive Cap Carryover Amounts and
(iii) the Interest Rate Swap Agreement, the Swap Account and the beneficial interest of the Class CE Certificates with respect thereto subject to the obligation of the Class CE Certificates to pay Cap Carryover Amounts and the right to receive Class IO Distribution Amounts shall be treated as a "grantor trust" under the Code, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Securities Administrator shall furnish or cause to be furnished (x) to the Holders of the Offered Certificates and Class B-1 Certificates, (y) to the Holders of the Class P Certificates and (z) to the Holder of the Class CE Certificates and shall file or cause to be filed with the Internal Revenue Service their allocable shares of income and expenses with respect to the property held by the Grantor Trust, at the time or times and in the manner required by the Code.

      (b) The Grantor Trust is a WHFIT that is a NMWHFIT. The Securities Administrator will report as required under the WHFIT Regulations to the extent such information as is reasonably necessary to enable the Securities Administrator to do so, and is not in its possession, is provided to the Securities Administrator on a timely basis. The Securities Administrator is hereby directed to assume that the Depository Trust Company and The Bank of New York are the only "middleman" (as such term is defined in the WHFIT Regulations) unless the Depositor provides the Securities Administrator with the identities of other "middlemen" that are Certificateholders. The Securities Administrator shall be entitled to rely on the first sentence of this subparagraph (b), shall not be liable and shall be entitled to indemnification in accordance with the terms of this Agreement for any tax reporting penalties in the event that the Internal Revenue Service makes a determination that the first sentence of this subparagraph (b) is incorrect.

(c) The Securities Administrator, in its discretion, will report required WHFIT information using either the cash or accrual method, except to the extent the WHFIT Regulations specifically require a different method. The Securities Administrator will be under no obligation to determine whether any Certificateholder or other beneficial owner of a Certificate, to the extent the Securities Administrator knows of any other beneficial owner of a Certificate, uses the cash or accrual method. The Securities Administrator will make available information as required by the WHFIT Regulations to Certificateholders annually. In addition, the Securities Administrator will not be responsible or liable for providing subsequently amended, revised or updated information to any Certificateholder, unless requested by the Certificateholder.

      (d) The Securities Administrator shall not be liable for failure to meet the reporting requirements of the WHFIT Regulations nor for any penalties thereunder if such failure is due to: (i) the lack of reasonably necessary information being provided to the Securities Administrator, (ii) incomplete, inaccurate or untimely information being provided to the Securities Administrator or (iii) the inability of the Securities Administrator, after good faith efforts, to alter its existing information reporting systems to capture information necessary to fully comply with the WHFIT Regulations for the 2007 calendar year. Each owner of a class of Certificates representing in whole or in part a beneficial ownership of an interest in a WHFIT, by acceptance of its interest in such class of Certificates, will be deemed to have agreed to provide the Securities Administrator with information regarding any sale of such Certificates, including the price and the amount of the related proceeds and the applicable date of sale. Absent receipt of information regarding any sale of securities, including the price, amount of proceeds and date of sale from the beneficial owner thereof or the Depositor, the Securities Administrator will assume there is no secondary market trading of WHFIT interests.

      (e) To the extent required by the WHFIT Regulations, the Securities Administrator will use reasonable efforts to publish on an appropriate website the CUSIP Numbers for the Certificates that represent ownership of a WHFIT. The Securities Administrator will make reasonable good faith efforts to keep the website accurate and updated to the extent CUSIP Numbers have been received. The Securities Administrator will not be liable for investor reporting delays that result from the receipt of inaccurate or untimely CUSIP Number information.

      (f) The Securities Administrator shall be entitled to additional reasonable compensation for changes in reporting required in respect of the WHFIT Regulations (such amount, the "Additional WHFIT Compensation") that arise as a result of a change in the WHFIT Regulations or a change in interpretation of the WHFIT Regulations by the Internal Revenue Service, if such change requires, as mutually agreed to between the Depositor and the Securities Administrator, a material increase in the Securities Administrator's reporting obligations in respect of the related Grantor Trust. The amount of Additional WHFIT Compensation shall be mutually agreed to by the Depositor and the Securities Administrator.

                                   ARTICLE X

                                   TERMINATION

      Section 10.01. Termination.

      (a) The respective obligations and responsibilities of the Servicer, the Master Servicer, the Securities Administrator, the Depositor, the Trustee and the Certificate Registrar created hereby (other than the obligation of the Securities Administrator to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Securities Administrator upon the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, and (iii) the optional purchase by the applicable party specified in the paragraph below. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

      The NIMS Insurer, if there is a NIMS Insurer, or if there is no NIMS Insurer, the Majority Class CE Certificateholders or if such holder is the Seller or an affiliate of the Seller, the Servicer, may, at its option, terminate the Trust Fund and retire the Certificates on the Distribution Date following the Distribution Date upon which the aggregate current Pool Balance is less than 10% of the aggregate Pool Balance as of the Cut-off Date by purchasing all of the outstanding Mortgage Loans and REO Properties in the Trust Fund at a price equal to (i) the sum of the outstanding Principal Balance of the Mortgage Loans and except to the extent previously advanced by the Servicer, accrued and unpaid interest thereon at the weighted average of the Mortgage Interest Rates through the end of the Collection Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances and any unpaid Servicing Fees allocable to such Mortgage Loans, (ii) the fair market value of the REO Properties as determined in good faith by the Servicer and (iii) any Swap Termination Payment owed to the Swap Provider pursuant to the Interest Rate Swap Agreement (the "Termination Price"). If the party exercising such option to terminate the Trust and retire the Certificates is subject to regulation by the OCC, the FDIC, the Federal Reserve or the Office of Thrift Supervision, however, the option may not be exercised unless the aggregate fair market value of the Mortgage Loans and REO Properties is greater than or equal to the Termination Price. Notwithstanding the foregoing, no party may exercise this optional purchase right unless any Reimbursement Amount owed to the Trust pursuant to
Section 2.03 hereof has been paid and such party's right, title and interest in and to such purchased Mortgage Loans and the related Mortgage Files shall be subject to the servicing rights of the Servicer.

      In connection with any such purchase pursuant to the preceding paragraph, the Servicer shall deliver to the Securities Administrator for deposit in the Distribution Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by the Servicer pursuant to Section 3.09), which deposit shall be deemed to have occurred immediately following such purchase.

      Any such purchase shall be accomplished by delivery on the Determination Date before such Distribution Date of the Termination Price to the Securities Administrator for deposit into the Distribution Account as part of Available Funds.

      (b) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Securities Administrator for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator upon the Securities Administrator receiving notice of such date from the NIMS Insurer, the Majority Class CE Certificateholders or the Servicer, as applicable, by letter to the Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the 15th day of the month of such final distribution specifying (1) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Securities Administrator therein designated, (2) the amount of any such final distribution and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Securities Administrator therein specified. Not less than five (5) Business Days prior to such Determination Date relating to such Distribution Date, the Securities Administrator shall notify the Originator and the Seller of the amount of any unpaid Reimbursement Amount owed to the Trust.

      (c) Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to the Holders of the Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Sections 4.01 and 4.02 for such Distribution Date.

      (d) In the event that all Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Securities Administrator shall, promptly following such date, cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Securities Administrator shall, within sixty (60) days of such final distribution, give a second written notice to the remaining Certificateholders, to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, a Residual Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject hereto (except with respect to the Class CE and Class P Certificates) and the Securities Administrator upon transfer of such funds shall be discharged of any responsibility for such funds, and all other Certificateholders shall look to a Residual Certificateholder for payment.

      Section 10.02. Additional Termination Requirements.

      (a) In the event that the NIMS Insurer, the Majority Class CE Certificateholders, or the Servicer, as applicable, exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Securities Administrator shall have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not
(i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or (ii) cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates (other than the Class P Certificates) are outstanding:

            (i) The Securities Administrator shall designate a date within 90 days prior to the final Distribution Date as the date of adoption of plans of complete liquidation of each of REMIC 1, REMIC 2, REMIC 3, REMIC 4 and REMIC 5 and shall specify such date in the final federal income tax return of each REMIC;

            (ii) After the date of adoption of such plans of complete liquidation and at or prior to the final Distribution Date, the Securities Administrator shall sell all of the assets of the Trust to the NIMS Insurer, the Majority Class CE Certificateholders or the Servicer, as applicable, for cash; and

            (iii) At the time of the making of the final payment on the Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited in the order of priority set forth in
      Section 4.02 and then to the Holders of the Residual Certificates, all cash on hand in respect of the related REMICs after such payment (other than cash retained to meet claims) and the Trust shall terminate at such time.

      (b) By their acceptance of Certificates, the Holders thereof hereby appoint the Securities Administrator as their attorney in fact to: (i) designate such date of adoption of plans of complete liquidation and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plans of complete liquidation all in accordance with the terms hereof.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      Section 11.01. Amendment.

      This Agreement may be amended from time to time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee; with the consent of the NIMS Insurer and without the consent of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct, modify or supplement any provision herein which may be inconsistent with any other provision herein or the Prospectus Supplement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement, (iv) to comply with any requirements imposed by the Code, (v) to conform the obligations of the parties under this Agreement, or to add obligations of the parties to this Agreement, if necessary, to comply with the requirements of Regulation AB or (vi) to provide for the rights of the NIMS Insurer; provided, however, that any such action listed in clause (iii) above shall not adversely affect in any respect the interests of any Certificateholder, as evidenced by (i) notice in writing to the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee from the Rating Agencies that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency, or (ii) an Opinion of Counsel delivered to the Master Servicer, the Securities Administrator, the Servicer and the Trustee.

      In addition, this Agreement may be amended from time to time by the Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee, with the consent of the NIMS Insurer and the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Swap Provider or the Holders of Certificates; provided, however, that no such amendment or waiver shall (x) reduce in any manner the amount of, or delay the timing of, payments on the Certificates which are required to be made on any Certificate without the consent of the Holder of such Certificate, (y) adversely affect in any material respect the interests of the Holders of any Class of Certificates or the Swap Provider in a manner other than as described in clause (x) above, without the consent of the Holders of Certificates of such Class evidencing at least 66 2/3% of the Voting Rights evidenced by such Class, or (z) reduce the percentage of Voting Rights required by clause (y) above without the consent of the Holders of all Certificates of such Class then outstanding. Upon approval of an amendment (including, without limitation, any amendment to Section 3.01 hereof), a copy of such amendment shall be sent to the Rating Agencies. Prior to the execution of any amendment to this Agreement, the Trustee and the Securities Administrator shall be entitled to receive and rely upon an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized or permitted by this Agreement. Each of the Securities Administrator and the Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or Securities Administrator's own rights, duties or immunities under this Agreement.

      Notwithstanding any provision of this Agreement to the contrary, none of the Trustee, the Securities Administrator or the NIMS Insurer shall consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, delivered by (and at the expense of) the Person seeking such Amendment, to the effect that such amendment will not result in the imposition of a tax on any Trust REMIC pursuant to the REMIC Provisions to the extent such tax would be payable from assets held as part of the Trust Fund or cause any Trust REMIC to fail to qualify as a Trust REMIC at any time that any Certificates (other than the Class P Certificates) are outstanding and that the amendment is being made in accordance with the terms hereof.

      Notwithstanding the foregoing, (i) any amendment to this Agreement shall require the prior written consent of the Swap Provider if such amendment could materially and adversely affect the rights or interests of the Swap Provider, and such consent shall not be unreasonably withheld or delayed and (ii) the Swap Provider shall receive advance written notice (which may be in the form of an e-mail) from the Depositor of any proposed amendment to this Agreement (regardless of whether such amendment has or will have a material and adverse effect on the interests of the Swap Provider).

      Any amendment under this Section shall be a separate written agreement executed by all parties hereunder that expressly amends this Agreement. Promptly after the execution of any such amendment the Securities Administrator shall furnish, at the expense of the Person that requested the amendment if such Person is the Master Servicer (but in no event at the expense of the Securities Administrator), otherwise at the expense of the Trust, a copy of such amendment and the Opinion of Counsel referred to in the second preceding paragraph to the Servicer, the Master Servicer, the Depositor, the Swap Provider and each Rating Agency.

      It shall not be necessary for the consent of Certificateholders under this
Section 11.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Securities Administrator may prescribe.

      Section 11.02. Recordation of Agreement; Counterparts.

      To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Trust, but only upon direction of Certificateholders, accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

      For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

      Section 11.03. Limitation on Rights of Certificateholders.

      The death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as herein provided, and unless also the Holders of Certificates having not less than 51% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03 each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 11.04. Governing Law; Jurisdiction.

      This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

      Section 11.05. Notices.

      All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Securities Administrator and Master Servicer, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046, Attention: Client Manager ABFC 2007-WMC1 with a copy to: (i) Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Client Manager ABFC 2007-WMC1 and (ii) Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - ABFC 2007-WMC1, or such other address as may hereafter be furnished to the Depositor, the NIMS Insurer, the Master Servicer and the Servicer in writing by the Securities Administrator,
(b) in the case of the Depositor, Asset Backed Funding Corporation, 214 North Tryon Street, 21st Floor, Charlotte, North Carolina 28255, Attention: ABFC Asset Backed Certificates, Series 2007-WMC1, or such other address as may be furnished to the Servicer, the NIMS Insurer, the Master Servicer, the Securities Administrator and the Trustee in writing by the Depositor, (c) in the case of the Servicer, Saxon Mortgage Services, Inc., 4708 Mercantile Drive, Fort Worth, Texas 76137, Attention: General Counsel, President, with a copy to Saxon Capital, Inc., 4860 Cox Road, Glen Allen, Virginia 23060, Attention: General Counsel, or such other address as may be hereafter furnished to the Depositor, the NIMS Insurer, the Master Servicer, the Securities Administrator, and the Trustee by the Servicer in writing, (d) in the case of the Trustee, U.S. Bank National Association, 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention: Corporate Trust Services, ABFC 2007-WMC1 Trust, Series 2007-WMC1, Attention: Structured Finance Services, ABFC 2007-WMC1, or such other address as may be hereafter furnished to the Depositor, the NIMS Insurer, the Master Servicer, the Securities Administrator and the Servicer in writing, (e) in the case of the NIMS Insurer, such address furnished to the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee in writing by the NIMS Insurer and (f) in the case of the Swap Provider, One Cabot Square, London E14 4QJ, United Kingdom, Attention: (1) Head of Credit Risk Management, (2) Managing Director, Operations Department and (3) Managing Director, Legal Department, or such other address as may be hereafter furnished to the Trustee, the Depositor, the NIMS Insurer, the Master Servicer, the Securities Administrator and the Servicer in writing. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Notice of any Servicer Event of Termination or a Master Servicer Event of Termination shall be given by telecopy and by certified mail. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.

      Section 11.06. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 11.07. Article and Section References.

      All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

      Section 11.08. Notice to the Rating Agencies, the NIMS Insurer and the Swap Provider.

      (a) Each of the Trustee, the Master Servicer, the Securities Administrator and the Servicer shall be obligated to use its best reasonable efforts promptly to provide notice to the Rating Agencies, the Swap Provider and the NIMS Insurer with respect to each of the following of which a Responsible Officer of the Trustee, the Master Servicer, the Securities Administrator or the Servicer, as the case may be, has actual knowledge:

            (i) any material change or amendment to this Agreement;

            (ii) the occurrence of any Servicer Event of Termination that has not been cured or waived;

            (iii) the occurrence of any Master Servicer Event of Termination that has not been cured or waived;

            (iv) the resignation or termination of the Servicer, the Master Servicer, the Securities Administrator or the Trustee;

            (v) the final payment to Holders of the Certificates of any Class;

            (vi) any change in the location of any Account; and

            (vii) if the Master Servicer is acting as successor servicer pursuant to Section 7.02 hereof, any event that would result in the inability of the Master Servicer to make Advances.

      In addition, the Servicer shall promptly furnish to each Rating Agency copies of the following:

                  (A) each annual statement as to compliance described in
            Section 3.21 hereof;

                  (B) each annual independent public accountants' servicing
            report described in Section 3.22 hereof; and

                  (C) each notice delivered pursuant to Section 7.01 hereof
            which relates to the fact that the Servicer has not made an Advance.

      As of the date hereof, no NIMS Insurer has been appointed. The Depositor shall promptly notify the Servicer, the Master Servicer, the Securities Administrator, and the Trustee of the appointment of a NIMS Insurer. The Servicer will not be required to deliver any notice or notification under this Agreement until the month following the date on which the Servicer have been notified of the appointment of a NIMS Insurer.

      Any such notice pursuant to this Section 11.08 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to: Fitch Ratings, One State Street Plaza, New York, New York 10004, Attention: Managing Director, Residential Mortgage Backed Securities; and Standard & Poor's, a division of The McGraw Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York 10041, Attention: Mortgage Surveillance Group.

      Section 11.09. Further Assurances.

      Notwithstanding any other provision of this Agreement, none of the Regular Certificateholders, the Securities Administrator, the Master Servicer, the Servicer nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless they have been provided reasonable security or indemnity against their out of pocket expenses (including reasonable attorneys' fees) to be incurred in connection therewith.

      Section 11.10. Third Party Beneficiary.

      Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders, the parties hereto and the NIMS Insurer and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

      The NIMS Insurer shall be deemed a third party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement directly against the parties to this Agreement.

      The Swap Provider shall be deemed an express third party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement directly against the parties to this Agreement.

      Section 11.11. Acts of Certificateholders.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and such action shall become effective when such instrument or instruments are delivered to the Trustee, the Securities Administrator, the Master Servicer and the Servicer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Trust, if made in the manner provided in this Section 11.11.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

      (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Securities Administrator or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificate.

      Section 11.12. Insolvency.

      The Servicer, the Depositor, the Master Servicer, the Securities Administrator and Trustee shall each notify the Depositor and the Securities Administrator of any of the events enumerated in Item 1.03 of Form 8-K with respect to any such party upon the occurrence thereof and shall provide the Depositor and the Securities Administrator with all information required by the Depositor to comply with its reporting obligation under Item 1.03 of Form 8-K, any such notice and related information to be provided promptly (but in no event later than one Business Day) after the occurrence of such event.

      Section 11.13. Regulation AB Compliance; Intent of Parties;
Reasonableness.

      The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset backed securities markets, advice of counsel, or otherwise, and agree to comply with requests made by the Depositor and the Securities Administrator in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the Servicer, the Master Servicer and the Trustee shall cooperate fully with the Depositor to deliver to the Depositor and the Securities Administrator (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor and the Securities Administrator to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, the Master Servicer, the Securities Administrator and the Trustee, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

      IN WITNESS WHEREOF, the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    ASSET BACKED FUNDING CORPORATION, as
                                    Depositor

                                    By:    /s/ Juanita L. Deane-Warner
                                        ----------------------------------------
                                    Name:  Juanita L. Deane-Warner
                                    Title: Vice President


                                    WELLS FARGO BANK, N.A., as Master Servicer

                                    By:    /s/ Raymond Delli Colli
                                        ----------------------------------------
                                    Name:  Raymond Delli Colli
                                    Title: Vice President


                                    U.S. BANK NATIONAL ASSOCIATION, as Trustee

                                    By:    /s/ Melissa A. Rosal
                                        ----------------------------------------
                                    Name:  Melissa A. Rosal
                                    Title: Vice President


                                    WELLS FARGO BANK, N.A., as Securities
                                    Administrator

                                    By:    /s/ Raymond Delli Colli
                                        ----------------------------------------
                                    Name:  Raymond Delli Colli
                                    Title: Vice President


                                    SAXON MORTGAGE SERVICES, INC, as  Servicer

                                    By:    /s/ David L. Dill
                                        ----------------------------------------
                                    Name:  David L. Dill
                                    Title: Chief Executive Officer and President

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )


      On the 5th day of November, 2007 before me, a notary public in and for said State, personally appeared Juanita L. Deane-Warner, known to me to be a Vice President of Asset Backed Funding Corporation, a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    Notary Public

STATE OF MARYLAND          )
                           ) ss.:
COUNTY OF                  )


      On the 5th day of November, 2007 before me, a notary public in and for said State, personally appeared __________, known to me to be a Vice President of Wells Fargo Bank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    Notary Public

STATE OF                   )
                           ) ss.:
COUNTY OF                  )


      On the 5th day of November, 2007 before me, a notary public in and for said State, personally appeared __________, known to me to be a ____________ of U.S. Bank National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    Notary Public

STATE OF MARYLAND          )
                           ) ss.:
COUNTY OF                  )


      On the 5th day of November, 2007 before me, a notary public in and for said State, personally appeared __________, known to me to be a Vice President of Wells Fargo Bank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    Notary Public

STATE OF TEXAS             )
                           ) ss.:
COUNTY OF                  )


      On the 5th day of November, 2007 before me, a notary public in and for said State, personally appeared ______________________, known to me to be a ____________________ of Saxon Mortgage Services, Inc., a Texas corporation, that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    Notary Public

                                  EXHIBIT A-1A

                      [FORM OF THE CLASS A-1A CERTIFICATES]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

           ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                          SERIES 2007-WMC1, CLASS A-1A

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class A-1A             Original Certificate Principal Balance
                                         of the Class A-1A Certificates as of
Certificate Interest Rate: Floating      the Closing Date: $631,248,000.00

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement and Cut-off Date: October 1,   $[__]
2007

First Distribution Date: November 26,    Servicer: Saxon Mortgage Services, Inc.
2007
                                         Master Servicer and Securities
No.                                      Administrator: Wells Fargo Bank,
                                         N.A.

CUSIP: 04545E AA1                        Trustee: U.S. Bank National
                                         Association
ISIN.: US04545EAA10
                                         Closing Date: November 5, 2007

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance of the Class A-1A Certificates) in that certain beneficial ownership interest evidenced by all the Class A-1A Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-1A Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-1A Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            The Certificate Interest Rate for the Class A-1A Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class A-1A Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class A-1A Certificates during each Interest Accrual Period at the Certificate Interest Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-1A Certificates.

            The Class A-1A Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.


                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                  EXHIBIT A-1B

                      [FORM OF THE CLASS A-1B CERTIFICATES]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

       ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                          SERIES 2007-WMC1, CLASS A-1B

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class A-1B             Original Certificate Principal Balance
                                         of the Class A-1B Certificates as of
Certificate Interest Rate: Floating      the Closing Date: $103,995,000.00

Date of Pooling and Servicing Agreement  Initial Certificate Principal Balance:
and Cut-off Date: October 1, 2007        $[__]

First Distribution Date: November 26,    Servicer: Saxon Mortgage Services, Inc.
2007
                                         Master Servicer and Securities
No.                                      Administrator: Wells Fargo Bank, N.A.

CUSIP: 04545E AP8                        Trustee: U.S. Bank National
                                         Association
ISIN.: US04545EAP88
                                         Closing Date: November 5, 2007

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance of the Class A-1B Certificates) in that certain beneficial ownership interest evidenced by all the Class A-1B Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-1B Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-1B Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            The Certificate Interest Rate for the Class A-1B Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class A-1B Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class A-1B Certificates during each Interest Accrual Period at the Certificate Interest Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-1B Certificates.

            The Class A-1B Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.


                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                  EXHIBIT A-2A

                      [FORM OF THE CLASS A-2A CERTIFICATES]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

       ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                          SERIES 2007-WMC1, CLASS A-2A

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class A-2A             Original Certificate Principal Balance
                                         of the Class A-2A Certificates as of
Certificate Interest Rate: Floating      the Closing Date: $306,052,000.00

Date of Pooling and Servicing Agreement  Initial Certificate Principal Balance:
and Cut-off Date: October 1, 2007        $[__]

First Distribution Date: November 26,    Servicer: Saxon Mortgage Services, Inc.
2007
                                         Master Servicer and Securities
No.                                      Administrator: Wells Fargo Bank, N.A.

CUSIP: 04545E AB9                        Trustee: U.S. Bank National
                                         Association
ISIN.: US04545EAB92
                                         Closing Date: November 5, 2007

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance of the Class A-2A Certificates) in that certain beneficial ownership interest evidenced by all the Class A-2A Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-2A Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-2A Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            The Certificate Interest Rate for the Class A-2A Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class A-2A Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class A-2A Certificates during each Interest Accrual Period at the Certificate Interest Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-2A Certificates.

            The Class A-2A Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.


                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                  EXHIBIT A-2B

                      [FORM OF THE CLASS A-2B CERTIFICATES]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

           ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                          SERIES 2007-WMC1, CLASS A-2B

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class A-2B             Original Certificate Principal Balance
                                         of the Class A-2B Certificates as of
Certificate Interest Rate: Floating      the Closing Date: $74,622,000.00

Date of Pooling and Servicing Agreement  Initial Certificate Principal Balance:
and Cut-off Date: October 1, 2007        $[__]

First Distribution Date: November 26,    Servicer: Saxon Mortgage Services, Inc.
2007
                                         Master Servicer and Securities
No.                                      Administrator: Wells Fargo Bank, N.A.

CUSIP: 04545E AC7                        Trustee: U.S. Bank National
                                         Association

ISIN.: US04545EAC75                      Closing Date: November 5, 2007


      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance of the Class A-2B Certificates) in that certain beneficial ownership interest evidenced by all the Class A-2B Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-2B Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-2B Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            The Certificate Interest Rate for the Class A-2B Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class A-2B Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class A-2B Certificates during each Interest Accrual Period at the Certificate Interest Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-2B Certificates.

            The Class A-2B Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.


                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT B-1

                      [FORM OF THE CLASS M-1 CERTIFICATES]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

       ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                           SERIES 2007-WMC1, CLASS M-1

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class M-1              Original Certificate Principal Balance
                                         of the Class M-1 Certificates as of
Certificate Interest Rate: Floating      the Closing Date: $42,617,000.00

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement and Cut-off Date:              $[__]
October 1, 2007

First Distribution Date: November 26,    Servicer: Saxon Mortgage Services, Inc.
2007
                                         Master Servicer and Securities
No.                                      Administrator: Wells Fargo Bank,
                                         N.A.

CUSIP: 04545E AD5                        Trustee: U.S. Bank National Association

ISIN.: US04545EAD58                      Closing Date: November 5, 2007


      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance of the Class M-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-1 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-1 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            The Certificate Interest Rate for the Class M-1 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-1 Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-1 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-1 Certificates.

            The Class M-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.


                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT B-2

                      [FORM OF THE CLASS M-2 CERTIFICATES]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

       ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                           SERIES 2007-WMC1, CLASS M-2

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class M-2              Original Certificate Principal Balance
                                         of the Class M-2 Certificates as of
Certificate Interest Rate: Floating      the Closing Date: $42,616,000.00

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement and Cut-off Date: October      $[__]
1, 2007

First Distribution Date: November 26,    Servicer: Saxon Mortgage Services, Inc.
2007
                                         Master Servicer and Securities
No.                                      Administrator: Wells Fargo Bank,
                                         N.A.

CUSIP: 04545E AE3                        Trustee: U.S. Bank National Association

ISIN.: US04545EAE32                      Closing Date: November 5, 2007


      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance of the Class M-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-2 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-2 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            The Certificate Interest Rate for the Class M-2 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-2 Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-2 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-2 Certificates.

            The Class M-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A Certificates and Class M-1 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.


                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT B-3

                      [FORM OF THE CLASS M-3 CERTIFICATES]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1 AND CLASS M-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

           ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                           SERIES 2007-WMC1, CLASS M-3

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class M-3              Original Certificate Principal Balance
                                         of the Class M-3 Certificates as of
Certificate Interest Rate: Floating      the Closing Date: $58,400,000.00

Date of Pooling and Servicing Agreement  Initial Certificate Principal Balance:
and Cut-off Date: October 1, 2007        $[__]

First Distribution Date: November 26,    Servicer: Saxon Mortgage Services, Inc.
2007
                                         Master Servicer and Securities
No.                                      Administrator: Wells Fargo Bank, N.A.

CUSIP: 04545E AF0                        Trustee: U.S. Bank National Association

ISIN.: US04545EAF07                      Closing Date: November 5, 2007


      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance of the Class M-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is on the applicable Record Date from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-3 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-3 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            The Certificate Interest Rate for the Class M-3 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-3 Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-3 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-3 Certificates.

            The Class M-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificate and Class M-2 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.


                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT B-4

                      [FORM OF THE CLASS M-4 CERTIFICATES]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2 AND CLASS M-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

           ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                           SERIES 2007-WMC1, CLASS M-4

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class M-4              Original Certificate Principal Balance
                                         of the Class M-4 Certificates as of
Certificate Interest Rate: Floating      the Closing Date: $36,303,000.00

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement and Cut-off Date: October 1,   $[__]
2007

First Distribution Date: November 26,    Servicer: Saxon Mortgage Services, Inc.
2007
                                         Master Servicer and Securities
No.                                      Administrator: Wells Fargo Bank,
                                         N.A.

CUSIP: 04545E AG8                        Trustee: U.S. Bank National Association

ISIN.: US04545EAG89                      Closing Date: November 5, 2007


      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance of the Class M-4 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-4 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-4 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-4 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            The Certificate Interest Rate for the Class M-4 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-4 Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-4 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-4 Certificates.

            The Class M-4 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.


                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT B-5

                      [FORM OF THE CLASS M-5 CERTIFICATES]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3 AND CLASS M-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

           ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                           SERIES 2007-WMC1, CLASS M-5

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class M-5              Original Certificate Principal Balance
                                         of the Class M-5 Certificates as of
Certificate Interest Rate: Floating      the Closing Date: $36,303,000.00

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement and Cut-off Date: October 1,   $[__]
2007

First Distribution Date: November 26,    Servicer: Saxon Mortgage Services, Inc.
2007
                                         Master Servicer and Securities
No.                                      Administrator: Wells Fargo Bank,
                                         N.A.

CUSIP: 04545E AH6                        Trustee: U.S. Bank National Association

ISIN.: US04545EAH62                      Closing Date: November 5, 2007


      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance of the Class M-5 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-5 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-5 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-5 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            The Certificate Interest Rate for the Class M-5 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-5 Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-5 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-5 Certificates.

            The Class M-5 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.


                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT B-6

                      [FORM OF THE CLASS M-6 CERTIFICATES]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4 AND CLASS M-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

           ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                           SERIES 2007-WMC1, CLASS M-6

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class M-6              Original Certificate Principal Balance
                                         of the Class M-6 Certificates as of
Certificate Interest Rate: Floating      the Closing Date: $26,044,000.00

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement and Cut-off Date: October 1,   $[__]
2007

First Distribution Date: November 26,    Servicer: Saxon Mortgage Services, Inc.
2007
                                         Master Servicer and Securities
No.                                      Administrator: Wells Fargo Bank,
                                         N.A.

CUSIP: 04545E AJ2                        Trustee: U.S. Bank National Association

ISIN.: US04545EAJ29                      Closing Date: November 5, 2007


      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance of the Class M-6 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-6 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-6 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-6 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            The Certificate Interest Rate for the Class M-6 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-6 Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-6 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-6 Certificates.

            The Class M-6 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and Class M-5 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.


                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT B-7

                      [FORM OF THE CLASS M-7 CERTIFICATES]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5 AND CLASS M-6 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

           ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                           SERIES 2007-WMC1, CLASS M-7

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class M-7              Original Certificate Principal Balance
                                         of the Class M-7 Certificates as of
Certificate Interest Rate: Floating      the Closing Date: $21,308,000.00

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement and Cut-off Date: October 1,   $[__]
2007

First Distribution Date: November 26,    Servicer: Saxon Mortgage Services, Inc.
2007
                                         Master Servicer and Securities
No.                                      Administrator: Wells Fargo Bank,
                                         N.A.

CUSIP: 04545E AK9                        Trustee: U.S. Bank National Association

ISIN.: US04545EAK91                      Closing Date: November 5, 2007


      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance of the Class M-7 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-7 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-7 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-7 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            The Certificate Interest Rate for the Class M-7 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-7 Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-7 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-7 Certificates.

            The Class M-7 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 and Class M-6 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee. the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.


                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT B-8

                      [FORM OF THE CLASS M-8 CERTIFICATES]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5, CLASS M-6 AND CLASS M-7 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

           ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                           SERIES 2007-WMC1, CLASS M-8

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class M-8              Original Certificate Principal Balance
                                         of the Class M-8 Certificates as of
Certificate Interest Rate: Floating      the Closing Date: $19,730,000.00

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement and Cut-off Date: October 1,   $[__]
2007

First Distribution Date: November 26,    Servicer: Saxon Mortgage Services, Inc.
2007
                                         Master Servicer and Securities
No.                                      Administrator: Wells Fargo Bank,
                                         N.A.

CUSIP: 04545E AL7                        Trustee: U.S. Bank National Association

ISIN.: US04545EAL74                      Closing Date: November 5, 2007


      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance of the Class M-8 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-8 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-8 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-8 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            The Certificate Interest Rate for the Class M-8 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-8 Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-8 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-8 Certificates.

            The Class M-8 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.


                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT B-9

                      [FORM OF THE CLASS M-9 CERTIFICATES]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5, CLASS M-6, CLASS M-7 AND CLASS M-8 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

           ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                           SERIES 2007-WMC1, CLASS M-9

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class M-9              Original Certificate Principal Balance
                                         of the Class M-9 Certificates as of
Certificate Interest Rate: Floating      the Closing Date: $22,097,000.00

Date of Pooling and Servicing Agreement  Initial Certificate Principal Balance:
and Cut-off Date: October 1, 2007        $[__]

First Distribution Date: November 26,    Servicer: Saxon Mortgage Services, Inc.
2007
                                         Master Servicer and Securities
No.                                      Administrator: Wells Fargo Bank, N.A.

CUSIP: 04545E AM5                        Trustee: U.S. Bank National Association

ISIN.: US04545EAM57                      Closing Date: November 5, 2007


      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance of the Class M-9 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-9 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-9 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-9 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            The Certificate Interest Rate for the Class M-9 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-9 Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-9 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-9 Certificates.

            The Class M-9 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates and Class M-8 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.


                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                  EXHIBIT B-10

                      [FORM OF THE CLASS B-1 CERTIFICATES]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5, CLASS M-6, CLASS M-7, CLASS M-8 AND CLASS M-9 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE
      IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

           ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                           SERIES 2007-WMC1, CLASS B-1

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class B-1              Original Certificate Principal Balance
                                         of the Class B-1 Certificates as of
Certificate Interest Rate: Floating      the Closing Date: $30,778,000.00

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement and Cut-off Date: October 1,   $[__]
2007

First Distribution Date: November 26,    Servicer: Saxon Mortgage Services, Inc.
2007
                                         Master Servicer and Securities
No.                                      Administrator: Wells Fargo Bank,
                                         N.A.

CUSIP: 04545E AN3                        Trustee: U.S. Bank National Association

ISIN: US04545EAN31                       Closing Date: November 5, 2007


      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance of the Class B-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class B-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-1 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-1 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            The Certificate Interest Rate for the Class B-1 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class B-1 Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class B-1 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class B-1 Certificates.

            The Class B-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement (as to which, so long as this Certificate is a Book-Entry Certificate, the representations and agreements made therein will be deemed to have been made by the prospective transferor and/or the prospective transferee, as applicable) certifying to the Certificate Registrar the facts surrounding the transfer. None of the Depositor, the Certificate Registrar or the Securities Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Securities Administrator, the Master Servicer, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.


                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT C-1

                       [FORM OF THE CLASS CE CERTIFICATES]

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

      THIS CLASS CE CERTIFICATE IS SUBORDINATE TO THE CLASS A, CLASS M AND CLASS B-1 CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS CE CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS CE CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW WILL BE REGISTERED.

           ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                           SERIES 2007-WMC1, CLASS CE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class CE               Servicer: Saxon Mortgage Services, Inc.

Date of Pooling and Servicing            Master Servicer and Securities
Agreement and Cut-off Date: October 1,   Administrator: Wells Fargo Bank, N.A.
2007

First Distribution Date: November 26,    Trustee: U.S. Bank National Association
2007
                                         Closing Date: November 5, 2007
No.
                                         CUSIP: 04545E AQ6
Percentage Interest: 100%
                                         ISIN: US04545EAQ61

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that __________________________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class CE Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class CE Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

            The Class CE Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or
(ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, that the Depositor and the Certificate Registrar receive an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Securities Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Securities Administrator, the Master Servicer, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA, Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law (collectively, "Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.

Dated:



                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT C-2

                       [FORM OF THE CLASS P CERTIFICATES]

      THIS CLASS P CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW WILL BE REGISTERED.

           ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                            SERIES 2007-WMC1, CLASS P

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class P                Servicer: Saxon Mortgage Services, Inc.

Date of Pooling and Servicing            Master Servicer and Securities
Agreement and Cut-off Date: October 1,   Administrator: Wells Fargo Bank, N.A.
2007

First Distribution Date: November 26,    Trustee: U.S. Bank National Association
2007
                                         Closing Date: November 5, 2007
No.
                                         CUSIP: 04545E AS2

Percentage Interest: 100%                ISIN: US04545EAS28

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that __________________________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class P Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date, from Prepayment Charges and Servicer Prepayment Charge Payment Amounts in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class P Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

            The Class P Certificates are limited in right of payment to Prepayment Charges received on the Mortgage Loans and Servicer Prepayment Charge Payment Amounts, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or
(ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, that the Depositor and the Certificate Registrar receive an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Securities Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Securities Administrator, the Master Servicer, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA, Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law (collectively, "Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.

Dated:



                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT C-3

                        [FORM OF THE CLASS R CERTIFICATE]

      THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES
      PERSON.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN FOUR SEPARATE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      THIS CLASS R CERTIFICATE IS SUBORDINATE TO THE CLASS A, CLASS M, CLASS B-1 AND CLASS CE CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS R CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW WILL BE REGISTERED.

      ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN
      SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY
      SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R CERTIFICATE.

           ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                            SERIES 2007-WMC1, CLASS R

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class R                Servicer: Saxon Mortgage Services, Inc.

Date of Pooling and Servicing            Master Servicer and Securities
Agreement and Cut-off Date: October 1,   Administrator: Wells Fargo Bank, N.A.
2007

First Distribution Date: November 26,    Trustee: U.S. Bank National Association
2007
                                         Closing Date: November 5, 2007
No.
                                         CUSIP: 04545E AT0
Percentage Interest: 100%
                                         ISIN: US04545EAT01

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________________ is the registered owner of 100% Percentage Interest in that certain beneficial ownership interest evidenced by the Class R Certificate in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date from funds in the Distribution Account in the amount required to be distributed to the Holder of Class R Certificate on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R Certificate, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

            The Class R Certificate is limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or
(ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, that the Depositor and the Certificate Registrar receive an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Securities Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Securities Administrator, the Master Servicer, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of this Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA, Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law (collectively, "Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

            The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust to cease to qualify as five separate REMICs or cause the imposition of a tax upon the Trust.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.

Dated:



                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT C-4

                       [FORM OF THE CLASS R-X CERTIFICATE]

      THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES
      PERSON.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      THIS CLASS R-X CERTIFICATE IS SUBORDINATE TO THE CLASS A, CLASS M, CLASS B-1 AND CLASS CE CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS R-X CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS R-X CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW WILL BE REGISTERED.

      ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R-X CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-X CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R-X CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF
      SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R-X CERTIFICATE.

           ASSET BACKED FUNDING CORPORATION ASSET-BACKED CERTIFICATES
                           SERIES 2007-WMC1, CLASS R-X

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2007-WMC1, Class R-X              Servicer: Saxon Mortgage Services, Inc.

Date of Pooling and Servicing            Master Servicer and Securities
Agreement and Cut-off Date: October 1,   Administrator: Wells Fargo Bank, N.A.
2007

First Distribution Date: November 26,    Trustee: U.S. Bank National Association
2007
                                         Closing Date: November 5, 2007
No.
                                         CUSIP: 04545E AU7
Percentage Interest: 100%
                                         ISIN: US04545EAU73

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________________ is the registered owner of 100% Percentage Interest in that certain beneficial ownership interest evidenced by the Class R-X Certificate in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Master Servicer, the Securities Administrator and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date from funds in the Distribution Account in the amount required to be distributed to the Holder of Class R-X Certificate on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R-X Certificate, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Funding Corporation Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

            The Class R-X Certificate is limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or
(ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, that the Depositor and the Certificate Registrar receive an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Securities Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Securities Administrator, the Master Servicer, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of this Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA, Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law (collectively, "Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

            The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust to cease to qualify as five separate REMICs or cause the imposition of a tax upon the Trust.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Certificate Registrar and any agent of such parties may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement, subject to certain conditions set forth in Article X of the Agreement, to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at the Termination Price on the Optional Termination Date. The exercise of such right will effect early retirement of the Certificates.

            The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, N.A., as Securities
                                         Administrator


                                       By:______________________________________
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Certificates referred to in the within-mentioned Agreement.

Dated:



                                       WELLS FARGO BANK, N.A., as Certificate
                                         Registrar


                                       By:______________________________________
                                          Authorized Signatory

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
                                                             Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                          ___________________
         tenants in common                                        (State)

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of
                                        assignor


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number_____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to_______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                    EXHIBIT D

            Addresses for Requesting Mortgage Loan Schedule

In the case of the Depositor:

Asset Backed Funding Corporation
214 North Tryon Street
21st Floor
Charlotte, North Carolina 28255
Attention: Asset Backed Funding Corporation Asset-Backed Certificates, Series 2007-WMC1

In the case of the Servicer:

Saxon Mortgage Services, Inc.
4708 Mercantile Drive
Fort Worth, Texas, 76137

In the case of the Master Servicer and Securities Administrator:

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Client Manager - ABFC 2007-WMC1

In the case of the Trustee:

U.S. Bank National Association
209 South LaSalle Street, Suite 300
Chicago, Illinois 60604

                                    EXHIBIT E

                    FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:   Wells Fargo Bank, N.A.
      24 Executive Park, Suite 100
      Irvine, California 92614
      Attn: Client Manager - ABFC, Series 2007-WMC1

      Re: Pooling and Servicing Agreement dated as of October 1, 2007 among Asset Backed Funding Corporation, as depositor, Saxon Mortgage Services, Inc., as servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National Association, as trustee
            -------------------------------------------------------------

            All capitalized terms used herein shall have the means ascribed to them in the Pooling and Servicing Agreement (the "Agreement") referenced above.

            In connection with the administration of the Mortgage Loans held by you as Custodian pursuant to the Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one):
-------------------------------------------

_____ 1.    Mortgage Paid in Full

_____ 2.    Foreclosure

_____ 3.    Substitution

_____ 4.    Other Liquidation (Repurchases, etc.)

_____ 5.    Nonliquidation    Reason: ________________________

                              By: ____________________________
                                 (authorized signer)

                              Issuer: ________________________

                              Address:________________________

                              ________________________________

                              Date: __________________________

Custodian
---------

Wells Fargo Bank, N.A.

            Please acknowledge the execution of the above request by your signature and date below:


______________________________      ________________________
      Signature                     Date

Documents returned to Custodian:



______________________________      ________________________
      Custodian                     Date

                                   EXHIBIT F-1

                    FORM OF CUSTODIAN'S INITIAL CERTIFICATION

                                                                            Date

Asset Backed Funding Corporation
214 North Tryon Street
21st Floor
Charlotte, North Carolina  28255

Saxon Mortgage Services, Inc.
4708 Mercantile Drive
Fort Worth, Texas, 76137

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045


      Re: Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 2007 among Asset Backed Funding Corporation, as depositor, Saxon Mortgage Services, Inc., as servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National Association, as trustee, with respect to Asset Backed Funding Corporation Asset-Backed Certificates, Series 2007-WMC1
            -------------------------------------------------------------------

Ladies and Gentlemen:

            In accordance with Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received the documents listed in Section 2.01 of the Pooling and Servicing Agreement for each Mortgage File pertaining to each Mortgage Loan listed on the Mortgage Loan Schedule, subject to any exceptions noted on Schedule I hereto and, based on an examination of such documents, the information set forth in the Mortgage Loan Schedules that corresponds to items (1), (2), (7), (8) and (10) of the Mortgage Loan Schedules accurately reflects the information in the Mortgage File.

            Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is subject in all respects to the terms of
Section 2.02 of the Pooling and Servicing Agreement and the Pooling and Servicing Agreement sections cross-referenced therein.


                                       WELLS FARGO BANK, N.A.
                                          as Custodian


                                       By:_____________________________________
                                          Name:
                                          Title:

                                   EXHIBIT F-2

                     FORM OF CUSTODIAN'S FINAL CERTIFICATION

                                                                          [Date]

Asset Backed Funding Corporation
214 North Tryon Street
21st Floor
Charlotte, North Carolina  28255

Saxon Mortgage Services, Inc.
4708 Mercantile Drive
Fort Worth, Texas, 76137

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

      Re: Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 2007, among Asset Backed Funding Corporation, as depositor, Saxon Mortgage Services, Inc., as servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National Association, as trustee, with respect to Asset Backed Funding Corporation Asset-Backed Certificates, Series 2007-WMC1
            -------------------------------------------------------------------

Ladies and Gentlemen:

            In accordance with Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto), it has received the applicable documents listed in Section 2.01 of the Pooling and Servicing Agreement.

            The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedules, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the applicable documents listed in Section
2.01 of the Pooling and Servicing Agreement and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in the Mortgage Loan Schedules is correct.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is qualified in all respects by the terms of said Pooling and Servicing Agreement.


                                       WELLS FARGO BANK, N.A.,
                                          as Custodian


                                       By: _____________________________________
                                          Name:
                                          Title:

                                   EXHIBIT F-3

                        FORM OF RECEIPT OF MORTGAGE NOTE

Asset Backed Funding Corporation
214 North Tryon Street
21st Floor
Charlotte, North Carolina  28255

      Re:   Asset Backed Funding Corporation Asset-Backed Certificates, Series
            -------------------------------------------------------------------
            2007-WMC1
            ---------

Ladies and Gentlemen:

            Pursuant to Section 2.01 of the Pooling and Servicing Agreement, dated as of October 1, 2007, among Asset Backed Funding Corporation, as depositor, Saxon Mortgage Services, Inc., as servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National Association, as trustee, we hereby acknowledge that, except as may be specified in any list of exceptions attached hereto, either (i) we have received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule or (ii) if such original Mortgage Note has been lost, a copy of such original Mortgage Note, together with a lost note affidavit.


                                       WELLS FARGO BANK, N.A.,
                                          as Custodian


                                       By:______________________________________
                                          Name:
                                          Title:

                                    EXHIBIT G

                        MORTGAGE LOAN PURCHASE AGREEMENT

           [Included as Exhibit 4.2 to the Current Report on Form 8-K pursuant to which this Pooling and Servicing Agreement is filed.]

                                    EXHIBIT H

                           FORM OF LOST NOTE AFFIDAVIT

            Personally appeared before me the undersigned authority to administer oaths, ______________________ who first being duly sworn deposes and says: Deponent is ______________________ of ______________________________,
successor by merger to _________________________________________ ("Seller") and
who has personal knowledge of the facts set out in this affidavit.

            On ___________________, _________________________ did execute and deliver a promissory note in the principal amount of $__________.

            That said note has been misplaced or lost through causes unknown and is presently lost and unavailable after diligent search has been made. Seller's records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and Seller is still owner and holder in due course of said lost note.

            Seller executes this Affidavit for the purpose of inducing Wells Fargo Bank, N.A., as trustee on behalf of Asset Backed Funding Corporation Asset-Backed Certificates, Series 2007-WMC1, to accept the transfer of the above described loan from Seller.

            Seller agrees to indemnify and hold harmless Wells Fargo Bank, N.A. and Asset Backed Funding Corporation for any losses incurred by such parties resulting from the above described promissory note has been lost or misplaced.



                                        By:___________________________________
                                           ___________________________________


STATE OF                )
                        )  SS:
COUNTY OF               )

            On this ____ day of _______ 20__, before me, a Notary Public, in and for said County and State, appeared ________________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

            Witness my hand and Notarial Seal this ____ day of _______ 20__.
______________________________
______________________________

My commission expires ________.

                                    EXHIBIT I

                          FORM OF ERISA REPRESENTATION

Wells Fargo Bank, N.A.
Sixth and Marquette
Minneapolis, Minnesota, 55479-0113
Attn: Corporate Trust Services- ABFC, Series 2007-WMC1

Asset Backed Funding Corporation
214 North Tryon Street
21st Floor
Charlotte, North Carolina  28255

      Re:   Asset Backed Funding Corporation Asset-Backed Certificates, Series
            -------------------------------------------------------------------
            2007-WMC1
            ---------

Ladies and Gentlemen:

            1. [The undersigned is the ______________________ of (the
"Transferee") a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.] [The undersigned,
___________________, is the transferee (the "Transferee").]

            2. The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") among Asset Backed Funding Corporation, as depositor (the "Depositor"), Saxon Mortgage Services, Inc., as Servicer, Wells Fargo Bank, N.A., as securities administrator and master servicer, and U.S. Bank National Association, as trustee (the "Trustee"), no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and the Certificate Registrar (as defined in the Agreement) have received a certificate from such transferee in the form hereof.

            3. The Transferee either (x) (i) is not an employee benefit plan subject to Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or any materially similar provisions of applicable federal, state or local law ("Similar Law"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or (ii) (except in the case of the Class R, Class R-X, Class CE and Class P Certificates) is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (y) (except in the case of the Class R and Class R-X Certificate) shall deliver to the Certificate Registrar and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Certificate Registrar, and upon which the Certificate Registrar and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA or Section 4975 of the Code (or similar provisions of Similar Law) and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee or the Depositor.

            Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

            IN WITNESS WHEREOF, the Transferee has executed this certificate.



                                      __________________________________________
                                      [Transferee]


                                       By:______________________________________
                                          Name:
                                          Title:

                                    EXHIBIT J

                       FORM OF RULE 144A INVESTMENT LETTER
                                     [DATE]

Asset Backed Funding Corporation
214 North Tryon Street
21st Floor
Charlotte, North Carolina  28255

Wells Fargo Bank, N.A.
Sixth and Marquette
Minneapolis, Minnesota, 55479-0113
Attn: Corporate Trust Services - ABFC, Series 2007-WMC1

      Re:   Asset Backed Funding Corporation Asset-Backed Certificates, Series
            ------------------------------------------------------------------
            2007-WMC1
            ---------

Ladies and Gentlemen:

            In connection with our acquisition of the Asset Backed Funding Corporation Asset-Backed Certificates, Series 2007-WMC1 (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (d) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.


                                       Very truly yours,


                                       [NAME OF TRANSFEREE]


                                       By:______________________________________
                                          Authorized Officer

                                                            ANNEX 1 TO EXHIBIT J
                                                            --------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

      [For Transferees Other Than Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            i. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            ii. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $____________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

            ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

            ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
            (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ___ Broker-dealer. The Buyer is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934.

            ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

            ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

            ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

            ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

            ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

            ___   Business Development Company. Buyer is a business
            development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

            iii. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

            iv. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            v. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

            vi. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.



                                        ________________________________________
                                        Print Name of Buyer


                                       By:______________________________________
                                          Name:
                                          Title:


                                       Date: ___________________________________



-------------------------
(1) Buyer must own and/or invest on a discretionary basis at least $__________ in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $__________ in securities.

                                                            ANNEX 2 TO EXHIBIT J
                                                            --------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

       [For Transferees That are Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

            ___ The Buyer owned $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                        ________________________________________
                                        Print Name of Buyer or Adviser


                                        By: ____________________________________
                                           Name:
                                           Title:


                                        IF AN ADVISER:



                                        ________________________________________
                                        Print Name of Buyer


                                        Date: __________________________________

                                    EXHIBIT K

                 FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT

       Asset Backed Funding Corporation Asset-Backed Certificates, SERIES
                                    2007-WMC1



STATE OF                )
                        ) ss.:
COUNTY OF               )

            The undersigned, being first duly sworn, deposes and says as follows:

            1. The undersigned is [an officer of] ____________________, the proposed Transferee of an Ownership Interest in the [Class R][Class R-X] Certificates (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Certificates, among Asset Backed Funding Corporation, as depositor, Saxon Mortgage Services, Inc., as servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National Association, as trustee (the "Trustee"). Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

            2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificates either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

            3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are Disqualified Organization; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is a Disqualified Organization, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is not a Disqualified Organization and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

            4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is a Disqualified Organization is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

            5. The Transferee has reviewed the provisions of Section 5.02(d) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(d) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

            6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth in this Exhibit L to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

            7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

            8. The Transferee's taxpayer identification number is
____________________.

            9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

            10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            11. That the Transferee will not cause income from the [Class R][Class R-X] Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other person.

            12. That, if the Transferee is purchasing the [Class R][Class R-X] Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

            13. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code or a plan or arrangement subject to any materially similar provisions of applicable federal, state or local law, nor are we acting on behalf of such a plan.

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer, duly attested, this ____ day of __________________, 20__.


                                       [NAME OF TRANSFEREE]


                                       By:______________________________________
                                          Name:
                                          Title:

[Corporate Seal]

ATTEST:



[Assistant] Secretary

            Personally appeared before me the above-named ____________ , known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

            Subscribed and sworn before me this ____ day of ________ , 20__.



                                        ________________________________________
                                        NOTARY PUBLIC



                                        My Commission expires the ____
                                        day
                                        of ________________, 20__.

                                  ATTACHMENT A

                                       to

                   AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF
                  THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

Check the appropriate box:

[_]   The consideration paid to the Transferee to acquire the [Class R][Class
R-X] Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code and the compounding period used by the Transferee.

            OR

[_]   The transfer of the [Class R][Class R-X] Certificate complies with U.S.
Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

            (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from [Class R][Class R-X] Certificate will only be taxed in the United States;

            (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

            (iii) the Transferee will transfer the [Class R][Class R-X] Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

            (iv) the Transferee has determined the consideration paid to it to acquire the [Class R][Class R-X] Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

            (v) in the event of any transfer of the [Class R][Class R-X] Certificate by the Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of the transferee's purchase of the [Class R][Class R-X] Certificate.

                                    EXHIBIT L

                         FORM OF TRANSFEROR CERTIFICATE

                                                              [DATE]

Wells Fargo Bank, N.A.
Sixth and Marquette
Minneapolis, Minnesota, 55479-0113
Attn: Corporate Trust Services- ABFC, Series 2007-WMC1

Asset Backed Funding Corporation
214 North Tryon Street
21st Floor
Charlotte, North Carolina  28255

      Re:   Asset Backed Funding Corporation Asset-Backed Certificates, Series
            ------------------------------------------------------------------
            2007-WMC1
            ---------

Ladies and Gentlemen:

            In connection with our disposition of the Asset Backed Funding Corporation Asset-Backed Certificates, Series 2007-WMC1 (the "Certificates"), we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act, (c) to the extent we are disposing of the [Class R][Class R-X] Certificate, we have no knowledge the Transferee is not a Permitted Transferee and (d) no purpose of the proposed disposition of the [Class R][Class R-X] Certificate is to impede the assessment or collection of tax.


                                       Very truly yours,


                                       [_____________________]


                                       By:
                                          ______________________________

                                   EXHIBIT M-1


          FORM OF MONTHLY DELINQUENCY REPORT DELIVERED BY THE SERVICER

Exhibit   : Standard File Layout - Delinquency Reporting


  *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

--------------------------  ---------------------------------------  ---------  ------------
Column/Header Name                       Description                 Decimal     Format
                                                                                 Comment
--------------------------  ---------------------------------------  ---------  ------------
SERVICER_LOAN_NBR            A unique number assigned to a loan
                             by the Servicer. This may be
                             different than the LOAN_NBR
--------------------------  ---------------------------------------  ---------  ------------
LOAN_NBR                     A unique identifier assigned to
                             each loan by the originator.
--------------------------  ---------------------------------------  ---------  ------------
CLIENT_NBR                   Servicer Client Number
--------------------------  ---------------------------------------  ---------  ------------
SERV_INVESTOR_NBR            Contains a unique number as
                             assigned by an external servicer to
                             identify a group of loans in their
                             system.
--------------------------  ---------------------------------------  ---------  ------------
BORROWER_FIRST_NAME          First Name of the Borrower.
--------------------------  ---------------------------------------  ---------  ------------
BORROWER_LAST_NAME           Last name of the borrower.
--------------------------  ---------------------------------------  ---------  ------------
PROP_ADDRESS                 Street Name and Number of Property
--------------------------  ---------------------------------------  ---------  ------------
PROP_STATE                   The state where the  property
                             located.
--------------------------  ---------------------------------------  ---------  ------------
PROP_ZIP                     Zip code where the property is
                             located.
--------------------------  ---------------------------------------  ---------  ------------
BORR_NEXT_PAY_DUE_DATE       The date that the borrower's next                   MM/DD/YYYY
                             payment is due to the servicer at
                             the end of processing cycle, as
                             reported by Servicer.
--------------------------  ---------------------------------------  ---------  ------------
LOAN_TYPE                    Loan Type (i.e. FHA, VA, Conv)
--------------------------  ---------------------------------------  ---------  ------------
BANKRUPTCY_FILED_DATE        The date a particular bankruptcy                    MM/DD/YYYY
                             claim was filed.
--------------------------  ---------------------------------------  ---------  ------------
BANKRUPTCY_CHAPTER_CODE      The chapter under which the
                             bankruptcy was filed.
--------------------------  ---------------------------------------  ---------  ------------
BANKRUPTCY_CASE_NBR          The case number assigned by the
                             court to the bankruptcy filing.
--------------------------  ---------------------------------------  ---------  ------------
POST_PETITION_DUE_DATE       The payment due date once the                       MM/DD/YYYY
                             bankruptcy has been approved by the
                             courts
--------------------------  ---------------------------------------  ---------  ------------
BANKRUPTCY_DCHRG_DISM_DATE   The Date The Loan Is Removed From                   MM/DD/YYYY
                             Bankruptcy. Either by Dismissal,
                             Discharged and/or a Motion For
                             Relief Was Granted.
--------------------------  ---------------------------------------  ---------  ------------
LOSS_MIT_APPR_DATE           The Date The Loss Mitigation Was                    MM/DD/YYYY
                             Approved By The Servicer
--------------------------  ---------------------------------------  ---------  ------------
LOSS_MIT_TYPE                The Type Of Loss Mitigation
                             Approved For A Loan Such As;
--------------------------  ---------------------------------------  ---------  ------------
LOSS_MIT_EST_COMP_DATE       The Date The Loss Mitigation /Plan                  MM/DD/YYYY
                             Is Scheduled To End/Close
--------------------------  ---------------------------------------  ---------  ------------
LOSS_MIT_ACT_COMP_DATE       The Date The Loss Mitigation Is                     MM/DD/YYYY
                             Actually Completed
--------------------------  ---------------------------------------  ---------  ------------
FRCLSR_APPROVED_DATE         The date DA Admin sends a letter to                 MM/DD/YYYY
                             the servicer with instructions to
                             begin foreclosure proceedings.
--------------------------  ---------------------------------------  ---------  ------------
ATTORNEY_REFERRAL_DATE       Date File Was Referred To Attorney                  MM/DD/YYYY
                             to Pursue Foreclosure
--------------------------  ---------------------------------------  ---------  ------------
FIRST_LEGAL_DATE             Notice of 1st legal filed by an                     MM/DD/YYYY
                             Attorney in a Foreclosure Action
--------------------------  ---------------------------------------  ---------  ------------
FRCLSR_SALE_EXPECTED_DATE    The date by which a foreclosure                     MM/DD/YYYY
                             sale is expected to occur.
--------------------------  ---------------------------------------  ---------  ------------
FRCLSR_SALE_DATE             The actual date of the foreclosure                  MM/DD/YYYY
                             sale.
--------------------------  ---------------------------------------  ---------  ------------
FRCLSR_SALE_AMT              The amount a property sold for at          2        No
                             the foreclosure sale.                               commas(,)
                                                                                 or dollar
                                                                                 signs ($)
--------------------------  ---------------------------------------  ---------  ------------
EVICTION_START_DATE          The date the servicer initiates                     MM/DD/YYYY
                             eviction of the borrower.
--------------------------  ---------------------------------------  ---------  ------------
EVICTION_COMPLETED_DATE      The date the court revokes legal                    MM/DD/YYYY
                             possession of the property from the
                             borrower.
--------------------------  ---------------------------------------  ---------  ------------
LIST_PRICE                   The price at which an REO property         2        No
                             is marketed.                                        commas(,)
                                                                                 or dollar
                                                                                 signs ($)
--------------------------  ---------------------------------------  ---------  ------------
LIST_DATE                    The date an REO property is listed                  MM/DD/YYYY
                             at a particular price.
--------------------------  ---------------------------------------  ---------  ------------
OFFER_AMT                    The dollar value of an offer for an        2        No
                             REO property.                                       commas(,)
                                                                                 or dollar
                                                                                 signs ($)
--------------------------  ---------------------------------------  ---------  ------------
OFFER_DATE_TIME              The date an offer is received by DA                 MM/DD/YYYY
                             Admin or by the Servicer.
--------------------------  ---------------------------------------  ---------  ------------
REO_CLOSING_DATE             The date the REO sale of the                        MM/DD/YYYY
                             property is scheduled to close.
--------------------------  ---------------------------------------  ---------  ------------
REO_ACTUAL_CLOSING_DATE      Actual Date Of REO Sale                             MM/DD/YYYY
--------------------------  ---------------------------------------  ---------  ------------
OCCUPANT_CODE                Classification of how the property
                             is occupied.
--------------------------  ---------------------------------------  ---------  ------------
PROP_CONDITION_CODE          A code that indicates the condition
                             of the property.
--------------------------  ---------------------------------------  ---------  ------------
PROP_INSPECTION_DATE         The date a  property inspection is                  MM/DD/YYYY
                             performed.
--------------------------  ---------------------------------------  ---------  ------------
APPRAISAL_DATE               The date the appraisal was done.                    MM/DD/YYYY
CURR_PROP_VAL                The current "as is" value of the           2
                             property based on brokers price
                             opinion or appraisal.
--------------------------  ---------------------------------------  ---------  ------------
REPAIRED_PROP_VAL            The amount the property would be           2
                             worth if repairs are completed
                             pursuant to a broker's price
                             opinion or appraisal.
--------------------------  ---------------------------------------  ---------  ------------
If applicable:
--------------------------  ---------------------------------------  ---------  ------------
DELINQ_STATUS_CODE           FNMA Code Describing Status of Loan
--------------------------  ---------------------------------------  ---------  ------------
DELINQ_REASON_CODE           The circumstances which caused a
                             borrower to stop paying on a loan.
                             Code indicates the reason why the
                             loan is in default for this cycle.
--------------------------  ---------------------------------------  ---------  ------------
MI_CLAIM_FILED_DATE          Date Mortgage Insurance Claim Was                   MM/DD/YYYY
                             Filed With Mortgage Insurance
                             Company.
--------------------------  ---------------------------------------  ---------  ------------
MI_CLAIM_AMT                 Amount of Mortgage Insurance Claim                  No
                             Filed                                               commas(,)
                                                                                 or dollar
                                                                                 signs ($)
--------------------------  ---------------------------------------  ---------  ------------
MI_CLAIM_PAID_DATE           Date Mortgage Insurance Company                     MM/DD/YYYY
                             Disbursed Claim Payment
--------------------------  ---------------------------------------  ---------  ------------
MI_CLAIM_AMT_PAID            Amount Mortgage Insurance Company          2        No
                             Paid On Claim                                       commas(,)
                                                                                 or dollar
                                                                                 signs ($)
--------------------------  ---------------------------------------  ---------  ------------
POOL_CLAIM_FILED_DATE        Date Claim Was Filed With Pool                      MM/DD/YYYY
                             Insurance Company
--------------------------  ---------------------------------------  ---------  ------------
POOL_CLAIM_AMT               Amount of Claim Filed With Pool            2        No
                             Insurance Company                                   commas(,)
                                                                                 or dollar
                                                                                 signs ($)
--------------------------  ---------------------------------------  ---------  ------------
POOL_CLAIM_PAID_DATE         Date Claim Was Settled and The                      MM/DD/YYYY
                             Check Was Issued By The Pool Insurer
--------------------------  ---------------------------------------  ---------  ------------
POOL_CLAIM_AMT_PAID          Amount Paid On Claim By Pool               2        No
                             Insurance Company                                   commas(,)
                                                                                 or dollar
                                                                                 signs ($)
FHA_PART_A_CLAIM_FILED_DATE  Date FHA Part A Claim Was Filed                     MM/DD/YYYY
                             With HUD
--------------------------  ---------------------------------------  ---------  ------------
FHA_PART_A_CLAIM_AMT         Amount of FHA Part A Claim Filed           2        No
                                                                                 commas(,)
                                                                                 or dollar
                                                                                 signs ($)
--------------------------  ---------------------------------------  ---------  ------------
FHA_PART_A_CLAIM_PAID_DATE   Date HUD Disbursed Part A Claim                     MM/DD/YYYY
                             Payment
--------------------------  ---------------------------------------  ---------  ------------
FHA_PART_A_CLAIM_PAID_AMT    Amount HUD Paid on Part A Claim            2        No
                                                                                 commas(,)
                                                                                 or dollar
                                                                                 signs ($)
--------------------------  ---------------------------------------  ---------  ------------
FHA_PART_B_CLAIM_FILED_DATE  Date FHA Part B Claim Was Filed                     MM/DD/YYYY
                             With HUD
--------------------------  ---------------------------------------  ---------  ------------
FHA_PART_B_CLAIM_AMT         Amount of FHA Part B Claim Filed           2        No
                                                                                 commas(,)
                                                                                 or dollar
                                                                                 signs ($)
--------------------------  ---------------------------------------  ---------  ------------
FHA_PART_B_CLAIM_PAID_DATE   Date HUD Disbursed Part B Claim                     MM/DD/YYYY
                             Payment
--------------------------  ---------------------------------------  ---------  ------------
FHA_PART_B_CLAIM_PAID_AMT    Amount HUD Paid on Part B Claim            2        No
                                                                                 commas(,)
                                                                                 or dollar
                                                                                 signs ($)
--------------------------  ---------------------------------------  ---------  ------------
VA_CLAIM_FILED_DATE          Date VA Claim Was Filed With the                    MM/DD/YYYY
                             Veterans Admin
--------------------------  ---------------------------------------  ---------  ------------
VA_CLAIM_PAID_DATE           Date Veterans Admin. Disbursed VA                   MM/DD/YYYY
                             Claim Payment
--------------------------  ---------------------------------------  ---------  ------------
VA_CLAIM_PAID_AMT            Amount Veterans Admin. Paid on VA          2        No
                             Claim                                               commas(,)
                                                                                 or dollar
                                                                                 signs ($)

--------------------------  ---------------------------------------  ---------  ------------
MOTION_FOR_RELIEF_DATE       The date the Motion for Relief was                  MM/DD/YYYY
                             filed                                      10
--------------------------  ---------------------------------------  ---------  ------------
FRCLSR_BID_AMT               The foreclosure sale bid amount                     No
                                                                                 commas(,)
                                                                                 or dollar
                                                                        11       signs ($)
--------------------------  ---------------------------------------  ---------  ------------
FRCLSR_SALE_TYPE             The foreclosure sales results: REO,
                             Third Party, Conveyance to HUD/VA
--------------------------  ---------------------------------------  ---------  ------------
REO_PROCEEDS                 The net proceeds from the sale of                   No
                             the REO property.                                   commas(,)
                                                                                 or dollar
                                                                                 signs ($)
--------------------------  ---------------------------------------  ---------  ------------
BPO_DATE                     The date the BPO was done.
--------------------------  ---------------------------------------  ---------  ------------
CURRENT_FICO                 The current FICO score
--------------------------  ---------------------------------------  ---------  ------------
HAZARD_CLAIM_FILED_DAT       The date the Hazard Claim was filed                 MM/DD/YYYY
                             with the Hazard Insurance Company.         10
--------------------------  ---------------------------------------  ---------  ------------
HAZARD_CLAIM_AMT             The amount of the Hazard Insurance                  No
                             Claim filed.                                        commas(,)
                                                                                 or dollar
                                                                        11       signs ($)
--------------------------  ---------------------------------------  ---------  ------------
HAZARD_CLAIM_PAID_DATE       The date the Hazard Insurance                       MM/DD/YYYY
                             Company disbursed the claim payment.       10
--------------------------  ---------------------------------------  ---------  ------------
HAZARD_CLAIM_PAID_AMT        The amount the Hazard Insurance                     No
                             Company paid on the claim.                          commas(,)
                                                                                 or dollar
                                                                        11       signs ($)
--------------------------  ---------------------------------------  ---------  ------------
ACTION_CODE                  Indicates loan status                               Number
NOD_DATE                                                                         MM/DD/YYYY
--------------------------  ---------------------------------------  ---------  ------------
NOI_DATE                                                                         MM/DD/YYYY
--------------------------  ---------------------------------------  ---------  ------------
ACTUAL_PAYMENT_PLAN_ST       RT_DATE                                             MM/DD/YYYY
--------------------------  ---------------------------------------  ---------  ------------
ACTUAL_PAYMENT_
PLAN_END_DATE
--------------------------  ---------------------------------------  ---------  ------------
ACTUAL_REO_START_DATE                                                            MM/DD/YYYY
--------------------------  ---------------------------------------  ---------  ------------
REO_SALES_PRICE                                                                  Number
--------------------------  ---------------------------------------  ---------  ------------
                             As defined in the Servicing
REALIZED_LOSS/GAIN           Agreement                                           Number
--------------------------  ---------------------------------------  ---------  ------------


Exhibit 2: Standard File Codes - Delinquency Reporting


The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

    o   ASUM-    Approved Assumption
    o   BAP-     Borrower Assistance Program
    o   CO-      Charge Off
    o   DIL-     Deed-in-Lieu
    o   FFA-     Formal Forbearance Agreement
    o   MOD-     Loan Modification
    o   PRE-     Pre-Sale
    o   SS-      Short Sale
    o   MISC-    Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.


The Occupant Code field should show the current status of the property code as follows:

    o   Mortgagor
    o   Tenant
    o   Unknown
    o   Vacant


The Property Condition field should show the last reported condition of the property as follows:

    o   Damaged
    o   Excellent
    o   Fair
    o   Gone
    o   Good
    o   Poor
    o   Special Hazard
    o   Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:


               Delinquency
               Code             Delinquency Description
               ---------------  ------------------------------------
               001              FNMA-Death of principal mortgagor
               002              FNMA-Illness of principal mortgagor
               003              FNMA-Illness of mortgagor's family
                                     member
               004              FNMA-Death of mortgagor's family
                                member
               005              FNMA-Marital difficulties
               006              FNMA-Curtailment of income
               007              FNMA-Excessive Obligation
               008              FNMA-Abandonment of property
               009              FNMA-Distant employee transfer
               011              FNMA-Property problem
               012              FNMA-Inability to sell property
               013              FNMA-Inability to rent property
               014              FNMA-Military Service
               015              FNMA-Other
               016              FNMA-Unemployment
               017              FNMA-Business failure
               019              FNMA-Casualty loss
               022              FNMA-Energy environment costs
               023              FNMA-Servicing problems
               026              FNMA-Payment adjustment
               027              FNMA-Payment dispute
               029              FNMA-Transfer of ownership pending
               030              FNMA-Fraud
               031              FNMA-Unable to contact borrower
               INC              FNMA-Incarceration

The FNMA Delinquent Status Code field should show the Status of Default as follows:

                 Status Code    Status Description
                 -----------    ------------------------------------------
                      09        Forbearance
                      17        Pre-foreclosure Sale Closing Plan Accepted
                      24        Government Seizure
                      26        Refinance
                      27        Assumption
                      28        Modification
                      29        Charge-Off
                      30        Third Party Sale
                      31        Probate
                      32        Military Indulgence
                      43        Foreclosure Started
                      44        Deed-in-Lieu Started
                      49        Assignment Completed
                      61        Second Lien Considerations
                      62        Veteran's Affairs-No Bid
                      63        Veteran's Affairs-Refund
                      64        Veteran's Affairs-Buydown
                      65        Chapter 7 Bankruptcy
                      66        Chapter 11 Bankruptcy
                      67        Chapter 13 Bankruptcy

                                   EXHIBIT M-2

                          FORM OF REALIZED LOSS REPORT


Exhibit   : Calculation of Realized Loss/Gain Form 332- Instruction Sheet

      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

              (b)

              (c) The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      -------------------------------------

      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12. Complete as applicable. Required documentation:

            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

             *  For escrow advances - complete payment history

                (to calculate advances from last positive escrow
            balance forward)

            * Other expenses - copies of corporate advance history showing all payments

            *   REO repairs > $1500 require explanation

            *   REO repairs >$3000 require evidence of at least 2 bids.

            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

            * Unusual or extraordinary items may require further documentation.

      13. The total of lines 1 through 12.

      (d)   Credits:

      14-21. Complete as applicable. Required documentation:

            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

                Letter of Proceeds Breakdown.

            *   Copy of EOB for any MI or gov't guarantee

            * All other credits need to be clearly defined on the 332 form

      22. The total of lines 14 through 21.

      Please Note:   For HUD/VA loans, use line (18a) for Part A/Initial
      ------------   proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)
      -------------------------------------------
      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

      Prepared by: __________________                   Date: _______________
      Phone: ________________________     Email Address:_____________________


-----------------------    ----------------------      -----------------------
Servicer Loan No.          Servicer Name               Servicer Address

-----------------------    ----------------------      -----------------------

      WELLS FARGO BANK, N.A. Loan No._____________________________

      Borrower's Name: ____________________________________________________
      Property Address: ___________________________________________________

      Liquidation Type: REO Sale           3rd Party Sale         Short
      Sale  Charge Off

      Was this loan granted a Bankruptcy deficiency or cramdown    Yes    No
      If "Yes", provide deficiency or cramdown amount __________________________

      Liquidation and Acquisition Expenses:
      (1)  Actual Unpaid Principal Balance of Mortgage Loan     $ _______________ (1)
      (2)  Interest accrued at Net Rate                           ________________(2)
      (3)  Accrued Servicing Fees                                 ________________(3)
      (4)  Attorney's Fees                                        ________________(4)
      (5)  Taxes (see page 2)                                     ________________(5)
      (6)  Property Maintenance                                   _______________ (6)
      (7)  MI/Hazard Insurance Premiums (see page 2)              ________________(7)
      (8)  Utility Expenses                                       ________________(8)
      (9)  Appraisal/BPO                                          ________________(9)
      (10) Property Inspections                                   ________________(10)
      (11) FC Costs/Other Legal Expenses                          ________________(11)
      (12) Other (itemize)                                        ________________(12)
               Cash for Keys__________________________            ________________(12)
               HOA/Condo Fees_______________________              ________________(12)
               ______________________________________             ________________(12)

               Total Expenses                                    $ _______________(13)
      Credits:
      (14) Escrow Balance                                        $ _______________(14)
      (15) HIP Refund                                             ________________(15)
      (16) Rental Receipts                                        ________________(16)
      (17) Hazard Loss Proceeds                                   ________________(17)
      (18) Primary Mortgage Insurance / Gov't Insurance           ________________(18a)
      HUD Part A

      ________________           (18b) HUD Part B
      (19) Pool Insurance Proceeds                                ________________(19)
      (20) Proceeds from Sale of Acquired Property                ________________(20)
      (21) Other (itemize)                                        ________________(21)
           _________________________________________              ________________(21)

           Total Credits                                         $________________(22)
      Total Realized Loss (or Amount of Gain)                    $________________(23)

Escrow Disbursement Detail

-------------  -------------  ----------  ------------  ------------  -----------  ------------
     Type        Date Paid    Period of     Total Paid   Base Amount   Penalties      Interest
 (Tax /Ins.)                   Coverage
-------------  -------------  ----------  ------------  ------------  -----------  ------------


-------------  -------------  ----------  ------------  ------------  -----------  ------------


-------------  -------------  ----------  ------------  ------------  -----------  ------------


-------------  -------------  ----------  ------------  ------------  -----------  ------------


-------------  -------------  ----------  ------------  ------------  -----------  ------------


-------------  -------------  ----------  ------------  ------------  -----------  ------------


-------------  -------------  ----------  ------------  ------------  -----------  ------------


-------------  -------------  ----------  ------------  ------------  -----------  ------------


-------------  -------------  ----------  ------------  ------------  -----------  ------------

                                   EXHIBIT M-3

                        FORM OF MONTHLY REMITTANCE ADVICE

---------------------------  ---------------------------------------  --------  -----------------  -----
                              Standard Loan Level File Layout -
                              Master Servicing
---------------------------  ---------------------------------------  --------  -----------------  -----
Exhibit 1: Layout

---------------------------  ---------------------------------------  --------  -----------------  -----
Column Name                   Description                              Decimal  Format Comment     Max
                                                                                                   Size
--------------------------------------------------------------------  --------  -----------------  -----
Each file requires the following fields:
--------------------------------------------------------------------  --------  -----------------  -----
SER_INVESTOR_NBR              A value assigned by the Servicer to               Text up to 20
                              define a group of loans.                          digits               20
---------------------------  ---------------------------------------  --------  -----------------  -----
LOAN_NBR                      A unique identifier assigned to each              Text up to 10
                              loan by the investor.                             digits               10
---------------------------  ---------------------------------------  --------  -----------------  -----
SERVICER_LOAN_NBR             A unique number assigned to a loan by             Text up to 10
                              the Servicer. This may be different               digits               10
                              than the LOAN_NBR.
---------------------------  ---------------------------------------  --------  -----------------  -----
SCHED_PAY_AMT                 Scheduled monthly principal and               2   No commas(,) or
                              scheduled interest payment that a                 dollar signs ($)     11
                              borrower is expected to pay, P&I
                              constant.
---------------------------  ---------------------------------------  --------  -----------------  -----
NOTE_INT_RATE                 The loan interest rate as reported by         4   Max length of 6
                              the Servicer.                                                           6
---------------------------  ---------------------------------------  --------  -----------------  -----
NET_INT_RATE                  The loan gross interest rate less the         4   Max length of 6
                              service fee rate as reported by the                                     6
                              Servicer.
---------------------------  ---------------------------------------  --------  -----------------  -----
SERV_FEE_RATE                 The servicer's fee rate for a loan as         4   Max length of 6
                              reported by the Servicer.                                               6
---------------------------  ---------------------------------------  --------  -----------------  -----
SERV_FEE_AMT                  The servicer's fee amount for a loan          2   No commas(,) or
                              as reported by the Servicer.                      dollar signs ($)     11
---------------------------  ---------------------------------------  --------  -----------------  -----
NEW_PAY_AMT                   The new loan payment amount as                2   No commas(,) or
                              reported by the Servicer.                         dollar signs ($)     11
---------------------------  ---------------------------------------  --------  -----------------  -----
NEW_LOAN_RATE                 The new loan rate as reported by the          4   Max length of 6
                              Servicer.                                                               6
---------------------------  ---------------------------------------  --------  -----------------  -----
ARM_INDEX_RATE                The index the Servicer is using to            4   Max length of 6
                              calculate a forecasted rate.                                            6
---------------------------  ---------------------------------------  --------  -----------------  -----
ACTL_BEG_PRIN_BAL             The borrower's actual principal               2   No commas(,) or
                              balance at the beginning of the                   dollar signs ($)     11
                              processing cycle.
---------------------------  ---------------------------------------  --------  -----------------  -----
ACTL_END_PRIN_BAL             The borrower's actual principal               2   No commas(,) or
                              balance at the end of the processing              dollar signs ($)     11
                              cycle.
---------------------------  ---------------------------------------  --------  -----------------  -----
BORR_NEXT_PAY_DUE_DATE        The date at the end of processing                 MM/DD/YYYY
                              cycle that the borrower's next payment                                 10
                              is due to the Servicer, as reported by
                              Servicer.
---------------------------  ---------------------------------------  --------  -----------------  -----
SERV_CURT_AMT_1               The first curtailment amount to be            2   No commas(,) or
                              applied.                                          dollar signs ($)     11
---------------------------  ---------------------------------------  --------  -----------------  -----
SERV_CURT_DATE_1              The curtailment date associated with              MM/DD/YYYY
                              the first curtailment amount.                                          10
---------------------------  ---------------------------------------  --------  -----------------  -----
CURT_ADJ_ AMT_1               The curtailment interest on the first         2   No commas(,) or
                              curtailment amount, if applicable.                dollar signs ($)     11
---------------------------  ---------------------------------------  --------  -----------------  -----
SERV_CURT_AMT_2               The second curtailment amount to be           2   No commas(,) or
                              applied.                                          dollar signs ($)     11
---------------------------  ---------------------------------------  --------  -----------------  -----
SERV_CURT_DATE_2              The curtailment date associated with              MM/DD/YYYY
                              the second curtailment amount.                                         10
---------------------------  ---------------------------------------  --------  -----------------  -----
CURT_ADJ_ AMT_2               The curtailment interest on the second        2   No commas(,) or
                              curtailment amount, if applicable.                dollar signs ($)     11
---------------------------  ---------------------------------------  --------  -----------------  -----


---------------------------  ---------------------------------------  --------  -----------------  -----
Exhibit 1: Continued          Standard Loan Level File Layout
---------------------------  ---------------------------------------  --------  -----------------  -----

Column Name                   Description                              Decimal  Format Comment      Max
                                                                                                   Size
---------------------------  ---------------------------------------  --------  -----------------  -----
SERV_CURT_AMT_3               The third curtailment amount to be            2   No commas(,) or
                              applied.                                          dollar signs ($)     11
---------------------------  ---------------------------------------  --------  -----------------  -----
SERV_CURT_DATE_3              The curtailment date associated with              MM/DD/YYYY
                              the third curtailment amount.                                          10
---------------------------  ---------------------------------------  --------  -----------------  -----
CURT_ADJ_AMT_3                The curtailment interest on the third         2   No commas(,) or
                              curtailment amount, if applicable.                dollar signs ($)     11
---------------------------  ---------------------------------------  --------  -----------------  -----
PIF_AMT                       The loan "paid in full" amount as             2   No commas(,) or
                              reported by the Servicer.                         dollar signs ($)     11
---------------------------  ---------------------------------------  --------  -----------------  -----
PIF_DATE                      The paid in full date as reported by              MM/DD/YYYY
                              the Servicer.                                                          10
---------------------------  ---------------------------------------  --------  -----------------  -----
                                                                                Action Code Key:
ACTION_CODE                   The standard FNMA numeric code used to            15=Bankruptcy,        2
                              indicate the default/delinquent status            30=Foreclosure,
                              of a particular loan.                             , 60=PIF,
                                                                                63=Substitution,
                                                                                65=Repurchase,70=REO
---------------------------  ---------------------------------------  --------  -----------------  -----
INT_ADJ_AMT                   The amount of the interest adjustment         2   No commas(,) or
                              as reported by the Servicer.                      dollar signs ($)     11
---------------------------  ---------------------------------------  --------  -----------------  -----
SOLDIER_SAILOR_ADJ_AMT        The Soldier and Sailor Adjustment             2   No commas(,) or
                              amount, if applicable.                            dollar signs ($)     11
---------------------------  ---------------------------------------  --------  -----------------  -----
NON_ADV_LOAN_AMT              The Non Recoverable Loan Amount, if           2   No commas(,) or
                              applicable.                                       dollar signs ($)     11
---------------------------  ---------------------------------------  --------  -----------------  -----
LOAN_LOSS_AMT                 The amount the Servicer is passing as         2   No commas(,) or
                              a loss, if applicable.                            dollar signs ($)     11
--------------------------------------------------------------------  --------  -----------------  -----
Plus the following applicable fields:
--------------------------------------------------------------------  --------  -----------------  -----
SCHED_BEG_PRIN_BAL            The scheduled outstanding principal           2   No commas(,) or
                              amount due at the beginning of the                dollar signs ($)     11
                              cycle date to be passed through to
                              investors.
---------------------------  ---------------------------------------  --------  -----------------  -----
SCHED_END_PRIN_BAL            The scheduled principal balance due to        2   No commas(,) or
                              investors at the end of a processing              dollar signs ($)     11
                              cycle.
---------------------------  ---------------------------------------  --------  -----------------  -----
SCHED_PRIN_AMT                The scheduled principal amount as             2   No commas(,) or
                              reported by the Servicer for the                  dollar signs ($)     11
                              current cycle -- only applicable for
                              Scheduled/Scheduled Loans.
---------------------------  ---------------------------------------  --------  -----------------  -----
SCHED_NET_INT                 The scheduled gross interest amount           2   No commas(,) or
                              less the service fee amount for the               dollar signs ($)     11
                              current cycle as reported by the
                              Servicer -- only applicable for
                              Scheduled/Scheduled Loans.
---------------------------  ---------------------------------------  --------  -----------------  -----
ACTL_PRIN_AMT                 The actual principal amount collected         2   No commas(,) or
                              by the Servicer for the current                   dollar signs ($)     11
                              reporting cycle -- only applicable for
                              Actual/Actual Loans.
---------------------------  ---------------------------------------  --------  -----------------  -----
ACTL_NET_INT                  The actual gross interest amount less         2   No commas(,) or
                              the service fee amount for the current            dollar signs ($)     11
                              reporting cycle as reported by the
                              Servicer -- only applicable for
                              Actual/Actual Loans.
---------------------------  ---------------------------------------  --------  -----------------  -----
PREPAY_PENALTY_ AMT           The penalty amount received when a            2   No commas(,) or
                              borrower prepays on his loan as                   dollar signs ($)     11
                              reported by the Servicer.
---------------------------  ---------------------------------------  --------  -----------------  -----
PREPAY_PENALTY_ WAIVED        The prepayment penalty amount for the         2   No commas(,) or
                              loan waived by the servicer.                      dollar signs ($)     11
---------------------------  ---------------------------------------  --------  -----------------  -----


---------------------------  ---------------------------------------  --------  -----------------  -----
Exhibit 1: Continued          Standard Loan Level File Layout
---------------------------  ---------------------------------------  --------  -----------------  -----
Column Name                   Description                              Decimal  Format Comment      Max
                                                                                                   Size
---------------------------  ---------------------------------------  --------  -----------------  -----
MOD_DATE                      The Effective Payment Date of the                 MM/DD/YYYY
                              Modification for the loan.                                             10
---------------------------  ---------------------------------------  --------  -----------------  -----
MOD_TYPE                      The Modification Type.                            Varchar - value
                                                                                can be alpha or      30
                                                                                numeric
---------------------------  ---------------------------------------  --------  -----------------  -----
DELINQ_P&I_ADVANCE_AMT        The current outstanding principal and         2   No commas(,) or
                              interest advances made by Servicer.               dollar signs ($)     11
                              Flag to indicate if the repurchase of             Y=Breach
---------------------------  ---------------------------------------  --------  -----------------  -----
BREACH_FLAG                   a loan is due to a breach of                      N=NO Breach           1
                              Representations and Warranties                    Let blank if N/A
---------------------------  ---------------------------------------  --------  -----------------  -----

Exhibit 2: Monthly Summary Report by Single Investor
MONTHLY SUMMARY REPORT
For Month Ended: mm/dd/yyyy                  Servicer Name _____________________
Prepared by: _________________               Investor Nbr  _____________________

Section 1. Remittances and Ending Balances - Required Data

----------   ----------   -----------------   -----------------   --------------
                                                 Total Ending     Total Monthly
Beginning      Ending       Total Monthly      Unpaid Principal      Principal
Loan Count   Loan Count   Remittance Amount         Balance           Balance
----------   ----------   -----------------   -----------------   --------------
    0             0             $0.00                $0.00            $0.00
----------   ----------   -----------------   -----------------   --------------
Principal Calculation
1. Monthly Principal Due                                              +   $0.00
                                                                       --------
2. Current Curtailments                                               +   $0.00
                                                                       --------
3. Liquidations                                                       +   $0.00
                                                                       --------
4. Other (attach explanation)                                         +   $0.00
                                                                       --------
5. Principal Due                                                          $0.00
                                                                       --------
6. Interest (reported "gross")                                        +   $0.00
                                                                       --------
7. Interest Adjustments on Curtailments                               +   $0.00
                                                                       --------
8. Servicing Fees                                                     -   $0.00
                                                                       --------
9. Other Interest (attach explanation)                                +   $0.00
                                                                       --------
10. Interest Due               (need to subtract ser fee)                 $0.00
                                                                       --------
Remittance Calculation
----------------------
11. Total Principal and Interest Due (lines 5+10)                     +   $0.00
                                                                       --------
12. Reimbursement of Non-Recoverable Advances                         -   $0.00
                                                                       --------
13. Total Realized gains                                              +   $0.00
                                                                       --------
14. Total Realized Losses                                             -   $0.00
                                                                       --------
15. Total Prepayment Penalties                                        +   $0.00
                                                                       --------
16. Total Non-Supported Compensating Interest                         -   $0.00
                                                                       --------
17. Other (attach explanation)                                            $0.00
                                                                       --------
18. Net Funds Due on or before Remittance Date                        $   $0.00
                                                                       --------


-------------------------------------------------------------------------------------------------
Section 2. Delinquency Report - Optional Data for Loan Accounting
-------------------------------------------------------------------------------------------------
                                      Installments Delinquent
-------------------------------------------------------------------------------------------------
Total No.     Total No.                                   In         Real Estate    Total Dollar
of               of         30-    60-    90 or more   Foreclosure       Owned        Amount of
Loans       Delinquencies   Days   Days      Days       (Optional)    (Optional)    Delinquencies
---------   -------------   ----   ----   ----------   -----------   -------------   ------------
    0             0           0      0         0            0              0             $0.00
---------   -------------   ----   ----   ----------   -----------   -------------   ------------



Section 3. REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS
------------------------------------------------------------------
REG AB FIELDS                      LOAN COUNT   BALANCE
---------------------------------- ----------   -------
PREPAYMENT PENALTY AMT                 0        $0.00
---------------------------------- ----------   -------
PREPAYMENT PENALTY AMT WAIVED          0        $0.00
---------------------------------- ----------   -------
DELINQUENCY P&I AMOUNT                 0        $0.00
---------------------------------- ----------   -------

                                    EXHIBIT N

                      Form of Interest Rate Swap Agreement

          [Included as Exhibit 10.3 to the Current Report on Form 8-K pursuant to which this Pooling and Servicing Agreement is filed.]

                                    EXHIBIT O

                      Form of Sarbanes-Oxley Certification

                              ABFC 2007-WMC1 TRUST,
                   ASSET-BACKED CERTIFICATES, SERIES 2007-WMC1

      I, [identify the certifying individual] of Wells Fargo Bank, N.A. (the "Master Servicer"), certify that:

1. I have reviewed this report on Form 10-K, and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the ABFC 2007-WMC1 Trust (the "Exchange Act Periodic Reports");

2. Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4. I am responsible for reviewing the activities performed by the servicer(s) and based on my knowledge and the compliance review(s) conducted in preparing the servicer compliance statement(s) required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer(s) [has/have] fulfilled [its/their] obligations under the pooling and servicing agreement, dated October 1, 2007, among Asset Backed Funding Corporation, Saxon Mortgage Services, Inc., U.S. Bank National Association and Wells Fargo Bank, N.A. in all material respects; and;

5. All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

      In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Saxon Mortgage Services, Inc.


                                       By: _____________________________________
                                          Name:
                                          Title:

                                   EXHIBIT P-1

     Form of Certification to be Provided by the Securities Administrator to
                               the Master Servicer

                              ABFC 2007-WMC1 TRUST,
                   ASSET-BACKED CERTIFICATES, SERIES 2007-WMC1

      The Securities Administrator hereby certifies to the Master Servicer and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the annual report on Form 10-K for the fiscal year [___] (the "Annual Report"), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the ABFC 2007-WMC1 Trust;

2. To my knowledge, the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report; and

3. To my knowledge, the distribution information required to be provided by the Securities Administrator under the Pooling and Servicing Agreement, dated as of October 1, 2007, among Asset Backed Funding Corporation, as depositor, Saxon Mortgage Services, Inc., as Servicer, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator, and U.S. Bank National Association, as trustee (the "Trustee") (the "Pooling Agreement"), for inclusion the Reports is included in the Report.

4. I am responsible for reviewing the activities performed by the Securities Administrator under the Pooling Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Securities Administrator required in the Annual Report under Item 1123 of Regulation AB, and except as disclosed in the Reports, the Securities Administrator has fulfilled its obligations under the Pooling Agreement in all material respects; and

5. The report on assessment of compliance with servicing criteria for asset-backed securities of the Securities Administrator and its related attestation report on assessment of compliance with servicing criteria required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.


                                       WELLS FARGO BANK, N.A., as
                                          Securities Administrator


                                       By:______________________________________
                                          Name:
                                          Title:

                                   EXHIBIT P-2

       Form of Certification to be Provided by the Servicer to the Master
                                    Servicer

                              ABFC 2007-WMC1 TRUST,
                   ASSET-BACKED CERTIFICATES, SERIES 2007-WMC1

      I, [identify the certifying individual], certify to Wells Fargo Bank, N.A. and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the servicer compliance statement of the Servicer and the compliance statements of each Subservicer, if any, engaged by the Servicer provided to the Depositor and the Securities Administrator for the Trust's fiscal year [___] in accordance with Item 1123 of Regulation AB (each a "Compliance Statement"), the report on assessment of the Servicer's compliance with the Servicing Criteria and reports on assessment of compliance with Servicing Criteria of each Subservicer or Subcontractor, if any, engaged or utilized by the Servicer provided to the Depositor and the Securities Administrator for the Trust's fiscal year [___] in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (each a "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB related to each Servicing Assessment (each a "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 20 that were delivered or caused to be delivered by the Servicer pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2007 (the "Agreement"), among Asset Backed Funding Corporation, as depositor, Saxon Mortgage Services, Inc., as servicer (the "Servicer"), Wells Fargo Bank, N.A., as master servicer and securities administrator (the "Securities Administrator") and U.S. Bank National Association, as trustee (the "Trustee") (collectively, the "Servicing Information");

2. Based on my knowledge, the Servicing Information taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the servicing information required to be provided to the Master Servicer by the Servicer pursuant to the Agreement has been provided to the Master Servicer;

4. I am responsible for reviewing the activities performed by the Servicer and based upon my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under
      Item 1123 of Regulation AB, and except as disclosed in the compliance statement, the Servicer has fulfilled its obligations under the Agreement; and

5. The Servicing Assessment of the Servicer and of each Subservicer or Subcontractor, if any, engaged or utilized by the Servicer and its related Attestation Report required to be included in the Annual Report on Form 10-K for the Trust's fiscal year [___] in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been provided to the Depositor and the Securities Administrator. Any material instances of non compliance are described in any such Servicing Assessment or Attestation Report.


                                       SAXON MORTGAGE SERVICES, INC.


                                       By: _____________________________________
                                          Name:
                                          Title:

                                    EXHIBIT Q

--------------------------------------------------------------------------------------------------------
                         SERVICING CRITERIA                        APPLICABLE SERVICING CRITERIA
-------------------------------------------------------  -----------------------------------------------
                                                           Master                 Securities
    Reference                   Criteria                  Servicer   Servicer   Administrator  Custodian
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                    General Servicing Considerations
--------------------------------------------------------------------------------------------------------
                  Policies and procedures are
                  instituted to monitor any performance
                  or other triggers and events of
                  default in accordance with the             X          X             X
1122(d)(1)(i)     transaction agreements.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  If any material servicing activities
                  are outsourced to third parties,
                  policies and procedures are
                  to monitor the third instituted
                  party's performance and compliance         X          X             X
1122(d)(1)(ii)    with such servicing activities.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Any requirements in the transaction
                  agreements to maintain a back-up
                  servicer for the mortgage loans are
1122(d)(1)(iii)   maintained.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  A fidelity bond and errors and
                  omissions policy is in effect on the
                  party participating in the servicing
                  function throughout the reporting
                  period in the amount of coverage
                  required by and otherwise in
                  accordance with the terms of the           X          X
1122(d)(1)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------
                   Cash Collection and Administration
--------------------------------------------------------------------------------------------------------
                  Payments on mortgage loans are
                  deposited into the appropriate
                  custodial bank accounts and related
                  bank clearing accounts no more than
                  two business days following receipt,
                  or such other number of days
                  specified in the transaction                          X             X
1122(d)(2)(i)     agreements.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Disbursements made via wire transfer
                  on behalf of an obligor or to an
                  investor are made only by authorized
1122(d)(2)(ii)    personnel.                                            X             X
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Advances of funds or guarantees
                  regarding collections, cash flows or
                  distributions, and any interest or
                  other fees charged for such advances,
                  are made, reviewed and approved as
                  specified in the transaction                          X             X
1122(d)(2)(iii)   agreements.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  The related accounts for the
                  transaction, such as cash reserve
                  accounts or accounts established as
                  a form of overcollateralization, are
                  separately maintained (e.g., with                     X             X
                  respect to commingling of cash) as
                  set forth in the transaction
1122(d)(2)(iv)    agreements.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Each custodial account is maintained
                  at a federally insured depository
                  institution as set forth in the
                  transaction agreements. For purposes
                  of this criterion, "federally
                  insured depository institution" with
                  respect to a foreign financial
                  institution means a foreign
                  financial institution that meets the                  X             X
                  requirements of Rule 13k-1(b)(1) of
1122(d)(2)(v)     the Securities Exchange Act.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Unissued checks are safeguarded so                    X             X
1122(d)(2)(vi)    as to prevent unauthorized access.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Reconciliations are prepared on a
                  monthly basis for all asset-backed
                  securities related bank accounts,
                  including custodial accounts and
                  related bank clearing accounts.
                  These reconciliations are (A)
                  mathematically accurate; (B)
                  prepared within 30 calendar days
                  after the bank statement cutoff
                  date, or such other number of days
                  specified in the transaction
                  agreements; (C) reviewed and
                  approved by someone other than the
                  person who prepared the
                  reconciliation; and (D) contain
                  explanations for reconciling items.                   X             X
                  These reconciling items are resolved
                  within 90 calendar days of their
                  original identification, or such
                  other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
--------------------------------------------------------------------------------------------------------
                   Investor Remittances and Reporting
--------------------------------------------------------------------------------------------------------
                  Reports to investors, including
                  those to be filed with the
                  Commission, are maintained in
                  accordance with the transaction
                  agreements and applicable Commission
                  requirements. Specifically, such
                  reports (A) are prepared in
                  accordance with timeframes and other
                  terms set forth in the transaction
                  agreements; (B) provide information
                  calculated in accordance with the
                  terms specified in the transaction
                  agreements; (C) are filed with the
                  Commission as required by its rules
                  and regulations; and (D) agree with                   X             X
                  investors' or the trustee's records
                  as to the total unpaid principal
                  balance and number of mortgage loans
1122(d)(3)(i)     serviced by the Servicer.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Amounts due to investors are
                  allocated and remitted in accordance
                  with timeframes, distribution
                  priority and other terms set forth                    X             X
1122(d)(3)(ii)    in the transaction agreements.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Disbursements made to an investor
                  are posted within two business days
                  to the Servicer's investor records,
                  or such other number of days                          X             X
                  specified in the transaction
1122(d)(3)(iii)   agreements.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Amounts remitted to investors per
                  the investor reports agree with
                  cancelled checks, or other form of                    X             X
                  payment, or custodial bank
1122(d)(3)(iv)    statements.
--------------------------------------------------------------------------------------------------------
                        Pool Asset Administration
--------------------------------------------------------------------------------------------------------
                  Collateral or security on mortgage
                  loans is maintained as required by
                  the transaction agreements or
1122(d)(4)(i)     related mortgage loan documents.                      X             X            X
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Mortgage loan and related documents
                  are safeguarded as required by the                    X             X            X
1122(d)(4)(ii)    transaction agreements
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Any additions, removals or
                  substitutions to the asset pool are
                  made, reviewed and approved in
                  accordance with any conditions or
                  requirements in the transaction                       X
1122(d)(4)(iii)   agreements.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Payments on mortgage loans,
                  including any payoffs, made in
                  accordance with the related mortgage
                  loan documents are posted to the
                  Servicer's obligor records
                  maintained no more than two business
                  days after receipt, or such other
                  number of days specified in the
                  transaction agreements, and
                  allocated to principal, interest or                   X
                  other items (e.g., escrow) in
                  accordance with the related mortgage
1122(d)(4)(iv)    loan documents.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  The Servicer's records regarding the
                  mortgage loans agree with the
                  Servicer's records with respect to
                  an obligor's unpaid principal                         X
1122(d)(4)(v)     balance.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Changes with respect to the terms or
                  status of an obligor's mortgage
                  loans (e.g., loan modifications or
                  re-agings) are made, reviewed and
                  approved by authorized personnel in
                  accordance with the transaction
                  agreements and related pool asset                     X
1122(d)(4)(vi)    documents.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Loss mitigation or recovery actions
                  (e.g., forbearance plans,
                  modifications and deeds in lieu of
                  foreclosure, foreclosures and
                  repossessions, as applicable) are
                  initiated, conducted and concluded
                  in accordance with the timeframes or                  X
                  other requirements established by
1122(d)(4)(vii)   the transaction agreements.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Records documenting collection
                  efforts are maintained during the
                  period a mortgage loan is delinquent
                  in accordance with the transaction
                  agreements. Such records are
                  maintained on at least a monthly
                  basis, or such other period
                  specified in the transaction
                  agreements, and describe the
                  entity's activities in monitoring
                  delinquent mortgage loans including,
                  for example, phone calls, letters
                  and payment rescheduling plans in                     X
                  cases where delinquency is deemed
                  temporary (e.g., illness or
1122(d)(4)(viii)  unemployment).
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Adjustments to interest rates or
                  rates of return for mortgage loans
                  with variable rates are computed
                  based on the related mortgage loan                    X
1122(d)(4)(ix)    documents.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Regarding any funds held in trust
                  for an obligor (such as escrow
                  accounts): (A) such funds are
                  analyzed, in accordance with the
                  obligor's mortgage loan documents,
                  on at least an annual basis, or such
                  other period specified in the
                  transaction agreements; (B) interest
                  on such funds is paid, or credited,
                  to obligors in accordance with
                  applicable mortgage loan documents
                  and state laws; and (C) such funds
                  are returned to the obligor within                    X
                  30 calendar days of full repayment
                  of the related mortgage loans, or
                  such other number of days specified
1122(d)(4)(x)     in the transaction agreements.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Payments made on behalf of an
                  obligor (such as tax or insurance
                  payments) are made on or before the
                  related penalty or expiration dates,
                  as indicated on the appropriate
                  bills or notices for such payments,
                  provided that such support has been
                  received by the servicer at least 30
                  calendar days prior to these dates,
                  or such other number of days                          X
                  specified in the transaction
1122(d)(4)(xi)    agreements.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Any late payment penalties in
                  connection with any payment to be
                  made on behalf of an obligor are
                  paid from the Servicer's funds and
                  not charged to the obligor, unless
                  the late payment was due to the                       X
1122(d)(4)(xii)   obligor's error or omission.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Disbursements made on behalf of an
                  obligor are posted within two
                  business days to the obligor's
                  records maintained by the Servicer,                   X
                  or such other number of days
                  specified in the transaction
1122(d)(4)(xiii)  agreements.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Delinquencies, charge-offs and
                  uncollectible accounts are
                  recognized and recorded in
                  accordance with the transaction            X          X             X
1122(d)(4)(xiv)   agreements.
---------------- --------------------------------------  ---------  ---------  --------------  ---------
                  Any external enhancement or other
                  support, identified in Item
                  1114(a)(1) through (3) or Item 1115
                  of Regulation AB, is maintained as
                  set forth in the transaction               X                        X
1122(d)(4)(xv)    agreements.
---------------- --------------------------------------  ---------  ---------  --------------  ---------


    [SAXON MORTGAGE SERVICES, INC.] [WELLS FARGO BANK, N.A.]]


    Date: _________________________


    By:
    Name: ________________________________
    Title: ________________________________

                              ADDITIONAL FORM 10-D INFORMATION

------------------------------------------------------------------------------------------
                              ADDITIONAL FORM 10-D INFORMATION
------------------------------------------------------------------------------------------
               Item on Form 10-D                              Party Responsible
-------------------------------------------------  ---------------------------------------
   Item 1: Distribution and Pool Performance
                  Information
-------------------------------------------------  ---------------------------------------
 Information included in the Distribution Date                     Servicer
                   Statement                               Securities Administrator
 Any information required by 1121 which is NOT                    Depositor
  included on the Distribution Date Statement
-------------------------------------------------  ---------------------------------------
           Item 2: Legal Proceedings

Any legal proceeding pending against the
following entities or their respective
property, that is material to
Certificateholders, including any proceeding
known to be contemplated by governmental
authorities:
-------------------------------------------------  ---------------------------------------
o Issuing Entity (Trust Fund)                        Trustee, Master Servicer, Securities
                                                    Administrator, Depositor and Servicer
-------------------------------------------------  ---------------------------------------
o Sponsor (Seller)                                                Depositor
-------------------------------------------------  ---------------------------------------
o Depositor                                                       Depositor
-------------------------------------------------  ---------------------------------------
o Trustee                                                          Trustee
-------------------------------------------------  ---------------------------------------
o Servicer                                                         Servicer
-------------------------------------------------  ---------------------------------------
o Securities Administrator                                 Securities Administrator
-------------------------------------------------  ---------------------------------------
o Master Servicer                                              Master Servicer
-------------------------------------------------  ---------------------------------------
o Custodian                                                       Custodian
-------------------------------------------------  ---------------------------------------
o 1110(b) Originator                                              Depositor
-------------------------------------------------  ---------------------------------------
o Any 1108(a)(2) Servicer (other than the                          Servicer
Master Servicer, Securities Administrator or
Trustee)
-------------------------------------------------  ---------------------------------------
o Any other party contemplated by 1100(d)(1)                      Depositor
-------------------------------------------------  ---------------------------------------
       Item 3: Sale of Securities
          and Use of Proceeds                                     Depositor
Information from Item 2(a) of Part II of Form
10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation
S-K. Pricing information can be omitted if securities were not registered. If information has been previously included in a Current
Report of Form 8-K, it need not be furnished.

-------------------------------------------------  ---------------------------------------
    Item 4: Defaults Upon Senior Securities                Securities Administrator

Information from Item 3 of Part II of Form
10-Q:

Report the occurrence of any Event of Default
(after expiration of any grace period and
provision of any required notice)
-------------------------------------------------  ---------------------------------------
  Item 5: Submission of Matters to a Vote of               Securities Administrator
               Security Holders

Information from Item 4 of Part II of Form 10-Q
-------------------------------------------------  ---------------------------------------
  Item 6: Significant Obligors of Pool Assets                     Depositor

Item 1112(b) - Significant Obligor Financial
Information*
-------------------------------------------------  ---------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to
the Item.
-------------------------------------------------  ---------------------------------------
   Item 7: Significant Enhancement Provider
                  Information

Item 1114(b)(2) - Credit Enhancement Provider
Financial Information*
-------------------------------------------------  ---------------------------------------
o Determining applicable disclosure threshold                     Depositor
-------------------------------------------------  ---------------------------------------
o Requesting required financial information                       Depositor
(including any required accountants' consent
to the use thereof) or effecting incorporation
by reference
-------------------------------------------------  ---------------------------------------
    Item 1115(b) - Derivative Counterparty
            Financial Information*
-------------------------------------------------  ---------------------------------------
o Determining current maximum probable exposure                   Depositor
-------------------------------------------------  ---------------------------------------
o Determining current significance percentage        Depositor, Securities Administrator
-------------------------------------------------  ---------------------------------------
o Requesting required financial information                       Depositor
(including any required accountants' consent
to the use thereof) or effecting incorporation
by reference
-------------------------------------------------  ---------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
  updated information is required pursuant to
                  the Items.
-------------------------------------------------  ---------------------------------------
           Item 8: Other Information

Disclose any information required to be
reported on Form 8-K during the period covered     Any party responsible for the applicable
by the Form 10-D but not reported                          Form 8-K Disclosure item
-------------------------------------------------  ---------------------------------------
               Item 9: Exhibits
-------------------------------------------------  ---------------------------------------
        Distribution Date Statement to                     Securities Administrator
              Certificateholders
-------------------------------------------------  ---------------------------------------
Exhibits required by Item 601 of Regulation S-K    Depositor, unless previously filed under
                                                          Current Report on Form 8-K
-------------------------------------------------  ---------------------------------------

                                   EXHIBIT R-2

                        ADDITIONAL FORM 10-K INFORMATION


------------------------------------------------------------------------------------------
                              ADDITIONAL FORM 10-K INFORMATION
------------------------------------------------------------------------------------------
               Item on Form 10-K                              Party Responsible
-------------------------------------------------  ---------------------------------------
      Item 1B: Unresolved Staff Comments                          Depositor

-------------------------------------------------  ---------------------------------------
          Item 9B: Other Information              Any party responsible for disclosure items
Disclose any information required to be                          on Form 8-K
reported on Form 8-K during the fourth quarter
covered by the Form 10-K but not reported
-------------------------------------------------  ---------------------------------------
    Item 15: Exhibits, Financial Statement                 Securities Administrator
                   Schedules                                      Depositor
-------------------------------------------------  ---------------------------------------
 Reg AB Item 1112(b): Significant Obligors of
                  Pool Assets
-------------------------------------------------  ---------------------------------------
Significant Obligor Financial Information*                        Depositor
-------------------------------------------------  ---------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to
the Item.
-------------------------------------------------  ---------------------------------------
  Reg AB Item 1114(b)(2): Credit Enhancement
        Provider Financial Information*
-------------------------------------------------  ---------------------------------------
o Determining applicable disclosure threshold                     Depositor
-------------------------------------------------  ---------------------------------------
o Requesting required financial information                       Depositor
(including any required accountants' consent
to the use thereof) or effecting incorporation
by reference
-------------------------------------------------  ---------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to
the Items.
-------------------------------------------------  ---------------------------------------
 Reg AB Item 1115(b): Derivative Counterparty
            Financial Information*
-------------------------------------------------  ---------------------------------------
o Determining current maximum probable exposure                   Depositor
-------------------------------------------------  ---------------------------------------
o Determining current significance percentage        Depositor, Securities Administrator
-------------------------------------------------  ---------------------------------------
o Requesting required financial information                       Depositor
(including any required accountants' consent
to the use thereof) or effecting incorporation
by reference
-------------------------------------------------  ---------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to
the Items.
-------------------------------------------------  ---------------------------------------
      Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the
following entities or their respective
property, that is material to
Certificateholders, including any proceeding
known to be contemplated by governmental
authorities:
-------------------------------------------------  ---------------------------------------
o Issuing Entity (Trust Fund)                        Trustee, Master Servicer, Securities
                                                          Administrator and Servicer
-------------------------------------------------  ---------------------------------------
o Sponsor (Seller)                                                Depositor
-------------------------------------------------  ---------------------------------------
o Depositor                                                       Depositor
-------------------------------------------------  ---------------------------------------
o Trustee                                                          Trustee
-------------------------------------------------  ---------------------------------------
o Securities Administrator                                 Securities Administrator
-------------------------------------------------  ---------------------------------------
o Master Servicer                                              Master Servicer
-------------------------------------------------  ---------------------------------------
o Custodian                                                       Custodian
-------------------------------------------------  ---------------------------------------
o Servicer                                                         Servicer
-------------------------------------------------  ---------------------------------------
o 1110(b) Originator                                              Depositor
-------------------------------------------------  ---------------------------------------
o Any 1108(a)(2) Servicer (other than the                          Servicer
Master Servicer, Securities Administrator or
Trustee)
-------------------------------------------------  ---------------------------------------
o Any other party contemplated by 1100(d)(1)                      Depositor
-------------------------------------------------  ---------------------------------------
      Reg AB Item 1119: Affiliations and
                 Relationships
-------------------------------------------------  ---------------------------------------
Whether (a) the Sponsor (Seller), Depositor or     Depositor as to (a) with respect to the
Issuing Entity is an affiliate of the               Depositor, the Issuing Entity and the
following parties, and (b) to the extent known                     Sponsor
and material, any of the following parties are
affiliated with one another:

-------------------------------------------------  ---------------------------------------
o Servicer                                                         Servicer
-------------------------------------------------  ---------------------------------------
o Trustee                                                          Trustee
-------------------------------------------------  ---------------------------------------
o Custodian                                                       Custodian
-------------------------------------------------  ---------------------------------------
o Securities Administrator                                 Securities Administrator
-------------------------------------------------  ---------------------------------------
o Master Servicer                                              Master Servicer
-------------------------------------------------  ---------------------------------------
o Any other 1108(a)(2) servicer                                    Servicer
-------------------------------------------------  ---------------------------------------
o Any 1110 Originator                                             Depositor
-------------------------------------------------  ---------------------------------------
o Any 1112(b) Significant Obligor                                 Depositor
-------------------------------------------------  ---------------------------------------
o Any 1114 Credit Enhancement Provider                            Depositor
-------------------------------------------------  ---------------------------------------
o Any 1115 Derivate Counterparty Provider                         Depositor
-------------------------------------------------  ---------------------------------------
o Any other 1101(d)(1) material party                             Depositor
-------------------------------------------------  ---------------------------------------
Whether there are any "outside the ordinary        Depositor as to (a) with respect to the
course business arrangements" other than would      Depositor, the Issuing Entity and the
be obtained in an arm's length transaction                         Sponsor
between (a) the Sponsor (Seller), Depositor or
Issuing Entity on the one hand, and (b) any of
the following parties (or their affiliates) on
the other hand, that exist currently or within
the past two years and that are material to a
Certificateholder's understanding of the
Certificates:

-------------------------------------------------  ---------------------------------------
o Servicer                                                         Servicer
-------------------------------------------------  ---------------------------------------
o Trustee                                                          Trustee
-------------------------------------------------  ---------------------------------------
o Custodian                                                       Custodian
-------------------------------------------------  ---------------------------------------
o Securities Administrator                                 Securities Administrator
-------------------------------------------------  ---------------------------------------
o Master Servicer                                              Master Servicer
-------------------------------------------------  ---------------------------------------
o Any other 1108(a)(2) servicer                                    Servicer
-------------------------------------------------  ---------------------------------------
o Any 1110 Originator                                             Depositor
-------------------------------------------------  ---------------------------------------
o Any 1112(b) Significant Obligor                                 Depositor
-------------------------------------------------  ---------------------------------------
o Any 1114 Credit Enhancement Provider                            Depositor
-------------------------------------------------  ---------------------------------------
o Any 1115 Derivate Counterparty Provider                         Depositor
-------------------------------------------------  ---------------------------------------
o Any other 1101(d)(1) material party                             Depositor
-------------------------------------------------  ---------------------------------------
Whether there are any specific relationships       Depositor as to (a) with respect to the
involving the transaction or the pool assets        Depositor, the Issuing Entity and the
between (a) the Sponsor (Seller), Depositor or                     Sponsor
Issuing Entity on the one hand, and (b) any of
the following parties (or their affiliates) on
the other hand, that exist currently or within
the past two years and that are material:

-------------------------------------------------  ---------------------------------------
o Servicer                                                         Servicer
-------------------------------------------------  ---------------------------------------
o Trustee                                                          Trustee
-------------------------------------------------  ---------------------------------------
o Custodian                                                       Custodian
-------------------------------------------------  ---------------------------------------
o Securities Administrator                                 Securities Administrator
-------------------------------------------------  ---------------------------------------
o Master Servicer                                              Master Servicer
-------------------------------------------------  ---------------------------------------
o Any other 1108(a)(2) servicer                                    Servicer
-------------------------------------------------  ---------------------------------------
o Any 1110 Originator                                             Depositor
-------------------------------------------------  ---------------------------------------
o Any 1112(b) Significant Obligor                                 Depositor
-------------------------------------------------  ---------------------------------------
o Any 1114 Credit Enhancement Provider                            Depositor
-------------------------------------------------  ---------------------------------------
o Any 1115 Derivate Counterparty Provider                         Depositor
-------------------------------------------------  ---------------------------------------
o Any other 1101(d)(1) material party                             Depositor
-------------------------------------------------  ---------------------------------------

                                   EXHIBIT R-3

------------------------------------------------------------------------------------------
                              FORM 8-K INFORMATION
------------------------------------------------------------------------------------------
               Item on Form 8-K                               Party Responsible
-------------------------------------------------  ---------------------------------------
  Item 1.01- Entry into a Material Definitive      All parties, but only to the extent they
                   Agreement                                     are a party

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive
agreements that are fully disclosed in the
prospectus
-------------------------------------------------  ---------------------------------------
     Item 1.02- Termination of a Material          All parties, but only to the extent they
             Definitive Agreement                                are a party

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial
agreement.
-------------------------------------------------  ---------------------------------------
     Item 1.03- Bankruptcy or Receivership

Disclosure is required regarding the
bankruptcy or receivership, with respect to any of the following:

-------------------------------------------------  ---------------------------------------
o Sponsor (Seller)                                                Depositor
-------------------------------------------------  ---------------------------------------
o Depositor                                                       Depositor
-------------------------------------------------  ---------------------------------------
o Servicer                                                         Servicer
-------------------------------------------------  ---------------------------------------
o Affiliated Servicer                                              Servicer
-------------------------------------------------  ---------------------------------------
o Other Servicer servicing 20% or more of the                      Servicer
pool assets at the time of the report
-------------------------------------------------  ---------------------------------------
o Other material servicers                                         Servicer
-------------------------------------------------  ---------------------------------------
o Trustee                                                          Trustee
-------------------------------------------------  ---------------------------------------
o Securities Administrator                                 Securities Administrator
-------------------------------------------------  ---------------------------------------
o Custodian                                                       Custodian
-------------------------------------------------  ---------------------------------------
o Master Servicer                                              Master Servicer
-------------------------------------------------  ---------------------------------------
o Significant Obligor                                             Depositor
-------------------------------------------------  ---------------------------------------
o Credit Enhancer (10% or more)                                   Depositor
-------------------------------------------------  ---------------------------------------
o Derivative Counterparty                                         Depositor
-------------------------------------------------  ---------------------------------------
 Item 2.04- Triggering Events that Accelerate                     Depositor
 or Increase a Direct Financial Obligation or                      Servicer
   an Obligation under an Off-Balance Sheet                Securities Administrator
                  Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than
waterfall triggers which are disclosed in the
monthly statements to the certificateholders.
-------------------------------------------------  ---------------------------------------
 Item 3.03- Material Modification to Rights of                     Trustee
               Security Holders                            Securities Administrator
                                                                  Depositor
Disclosure is required of any material              (with respect to each, but only to the
modification to documents defining the rights              extent they are a party)
of Certificateholders, including the Pooling
and Servicing Agreement.
-------------------------------------------------  ---------------------------------------
     Item 5.03- Amendments of Articles of                         Depositor
Incorporation or Bylaws; Change of Fiscal Year
Disclosure is required of any amendment "to
the governing documents of the issuing entity".
-------------------------------------------------  ---------------------------------------
Item 6.01- ABS Informational and Computational                    Depositor
                   Material

-------------------------------------------------  ---------------------------------------
   Item 6.02- Change of Servicer, Securities                       Trustee
           Administrator or Trustee                                Servicer
                                                                  Depositor
Requires disclosure of any removal,                            Master Servicer
replacement, substitution or addition of any               Securities Administrator
master servicer, affiliated servicer, other
servicer servicing 10% or more of pool assets
at time of report, other material servicers or
trustee.
-------------------------------------------------  ---------------------------------------
Reg AB disclosure about any new servicer or                    Master Servicer
master servicer is also required.                                  Servicer
                                                                  Depositor
-------------------------------------------------  ---------------------------------------
Reg AB disclosure about any new Trustee is                         Trustee
also required.
-------------------------------------------------  ---------------------------------------
  Item 6.03- Change in Credit Enhancement or                      Depositor
               External Support                            Securities Administrator
Covers termination of any enhancement in
manner other than by its terms, the addition
of an enhancement, or a material change in the
enhancement provided. Applies to external
credit enhancements as well as derivatives.
-------------------------------------------------  ---------------------------------------
Reg AB disclosure about any new enhancement                       Depositor
provider is also required.
-------------------------------------------------  ---------------------------------------
     Item 6.04- Failure to Make a Required                 Securities Administrator
                 Distribution
-------------------------------------------------  ---------------------------------------
 Item 6.05- Securities Act Updating Disclosure                    Depositor

If any material pool characteristic differs by
5% or more at the time of issuance of the
securities from the description in the final
prospectus, provide updated Reg AB disclosure
about the actual asset pool.
-------------------------------------------------  ---------------------------------------
If there are any new servicers or originators                     Depositor
required to be disclosed under Regulation AB
as a result of the foregoing, provide the
information called for in Items 1108 and 1110
respectively.
-------------------------------------------------  ---------------------------------------
         Item 7.01- Reg FD Disclosure                             Depositor
                                                           Securities Administrator
                                                               Master Servicer
-------------------------------------------------  ---------------------------------------
            Item 8.01- Other Events                               Depositor

 Any event, with respect to which information
 is not otherwise called for in Form 8-K, that
     the registrant deems of importance to
              certificateholders.
-------------------------------------------------  ---------------------------------------
 Item 9.01- Financial Statements and Exhibits                     Depositor
                                                           Securities Administrator
-------------------------------------------------  ---------------------------------------

                                    EXHIBIT S

                   Form of Additional Disclosure Notification


**SEND TO WELLS FARGO VIA FAX TO 443-367-3307 AND VIA EMAIL TO cts.sec.notifications@wellsfargo.com AND VIA OVERNIGHT MAIL TO THE ADDRESS IMMEDIATELY BELOW. SEND TO THE DEPOSITOR AT THE ADDRESS BELOW**


Wells Fargo Bank, N.A. as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (443) 367-3307
E-mail: cts.sec.notifications@wellsfargo.com

Asset Backed Funding Corporation
214 North Tryon Street, 21st Floor
Charlotte, North Carolina 28255

Attn: Corporate Trust Services - [DEAL NAME]-SEC REPORT PROCESSING


RE: **Additional Form [__] Disclosure**Required

Ladies and Gentlemen:

      In accordance with Section [__] of the Pooling and Servicing Agreement, dated as of [__] [__], 2007, among [__], as [__], [__], as [__], [___], as [___]
and [__], as [__]. The Undersigned, as [____], hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [___].

Description of Additional Form [__ ] Disclosure:
------------------------------------------------


List of Any Attachments hereto to be included in the Additional Form [__]
Disclosure:


      Any inquiries related to this notification should be directed to [___], phone number: [___]; email address: [___].

                                          [NAME OF PARTY]
                                          as [role]



                                              By: ______________________________
                                                  Name:
                                                  Title: